March 31, 2015, as supplemented on July 7, 2015

LEGG MASON PARTNERS INCOME TRUST

WESTERN ASSET INTERMEDIATE MATURITY CALIFORNIA MUNICIPALS FUND

Class A (ITCAX), Class C (SIMLX), Class FI and Class I (SICYX)

WESTERN ASSET INTERMEDIATE MATURITY NEW YORK MUNICIPALS FUND

Class A (IMNYX), Class C (SINLX), Class FI and Class I (LMIIX)

620 Eighth Avenue

New York, New York 10018

1-877-721-1926

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information (this “SAI”) is not a prospectus and is meant to be read in conjunction with the Prospectuses for Western Asset Intermediate Maturity California Municipals Fund (the “California Fund”) and Western Asset Intermediate Maturity New York Municipals Fund (the “New York Fund” and, together with the California Fund, the “funds”), each dated March 31, 2015, as amended or supplemented from time to time, and is incorporated by reference in its entirety into each of the Prospectuses.

Each fund is a series of Legg Mason Partners Income Trust (the “Trust”), a Maryland statutory trust. Prior to October 5, 2009, the California Fund and the New York Fund were known as Legg Mason Partners Intermediate Maturity California Municipals Fund and Legg Mason Partners Intermediate Maturity New York Municipals Fund, respectively. Prior to August 1, 2012, the California Fund and the New York Fund were known as Legg Mason Western Asset Intermediate Maturity California Municipals Fund and Legg Mason Western Asset Intermediate Maturity New York Municipals Fund, respectively.

Additional information about each fund’s investments is available in the fund’s annual and semi-annual reports to shareholders. The annual reports contain financial statements that are incorporated herein by reference. Each fund’s Prospectus and copies of the annual and semi-annual reports may be obtained free of charge by contacting banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the funds’ distributor to sell shares of the applicable fund (each called a “Service Agent”), by writing the Trust at 100 First Stamford Place, Attn: Shareholder Services—5th Floor, Stamford, Connecticut 06902, by calling the telephone number set forth above, by sending an e-mail request to prospectus@leggmason.com, or by visiting the funds’ website at http://www.leggmason.com/individualinvestors. Legg Mason Investor Services, LLC (“LMIS” or the “distributor”), a wholly-owned broker/dealer subsidiary of Legg Mason, Inc. (“Legg Mason”), serves as the sole and exclusive distributor for each fund.

THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

No person has been authorized to give any information or to make any representations not contained in the Prospectuses or this SAI in connection with the offerings made by the Prospectuses and, if given or made, such information or representations must not be relied upon as having been authorized by the funds or their distributor. The Prospectuses and this SAI do not constitute offerings by the funds or by the distributor in any jurisdiction in which such offerings may not lawfully be made.

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

Each fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Each fund is classified as non-diversified under the 1940 Act.

Each fund’s Prospectus discusses the fund’s investment objective and strategies. The following discussion supplements the description of each fund’s investment strategies in its Prospectus.

Investment Objectives

California Fund. The fund seeks to provide California investors with as high a level of current income exempt from federal income taxes and California State personal income taxes as is consistent with the preservation of principal.

New York Fund. The fund seeks to provide New York investors with as high a level of current income exempt from federal income tax and New York State and New York City personal income taxes as is consistent with the preservation of principal.

Principal Investment Strategies and Certain Limitations

Following is a summary of the principal investment strategies and certain investment limitations of each fund.

California Fund

Under normal circumstances, the fund invests at least 80% of its assets in investment grade “California municipal securities” or other investments with similar economic characteristics. California municipal securities are securities the interest on which is exempt from regular federal income tax and California State personal income taxes. The fund’s 80% policy may not be changed without a shareholder vote. Interest on California municipal securities may be subject to the federal alternative minimum tax.

California municipal securities include debt obligations issued by the State of California and its political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers. These securities include participation or other interests in municipal securities issued or backed by banks, insurance companies and other financial institutions.

Some municipal securities, such as general obligation issues, are backed by the issuer’s taxing authority, while other municipal securities, such as revenue issues, are backed only by revenues from certain facilities or other sources and not by the issuer itself.

The fund focuses on investment grade bonds (that is, securities rated in the Baa/BBB categories or above or, if unrated, determined to be of comparable credit quality by the subadviser) but may invest up to 20% of its assets in below investment grade bonds (commonly known as “high yield” or “junk” bonds).

The fund may invest up to 20% of its assets in unrated securities that the subadviser determines to be equivalent to investment grade.

The fund may invest in securities of any maturity. The fund normally maintains an average effective portfolio maturity of between three and ten years. The average effective portfolio maturity of the fund is a weighted average of all the maturities of the securities in the portfolio, computed by weighting each security’s effective maturity, as estimated by the subadviser, by the market value of the security. For the purposes of determining the fund’s average effective maturity, a security’s maturity date will generally be deemed to be the next interest rate reset date for an adjustable rate security or, if earlier, the date of the next demand feature such as a put feature, when the fund would be entitled to receive payment of principal and interest. The subadviser may also take into account estimated future prepayments on securities, such as mortgage-backed securities, with uncertain future cash flows and estimations of call features and similar features and options. These estimates may prove to be incorrect.

Instead of, and/or in addition to, investing directly in particular securities, the fund may use instruments such as derivatives and other synthetic instruments that are intended to provide economic exposure to the securities or the issuer or to be used as a hedging technique. The fund may use one or more types of these instruments without limit, except that these instruments are taken into account when determining compliance with the fund’s 80% policy. For additional information regarding derivatives, see “More on the fund’s investment strategies, investments and risks—Derivatives” in the fund’s Prospectus.

The fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening duration) and for other purposes.

The fund is classified as “non-diversified” which means that it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund.

New York Fund

Under normal circumstances, the fund invests at least 80% of its assets in investment grade “New York municipal securities” or other investments with similar economic characteristics. New York municipal securities are securities the interest on which is exempt from regular federal income tax and New York State and New York City personal income taxes. The fund’s 80% policy may not be changed without a shareholder vote. Interest on New York municipal securities may be subject to the federal alternative minimum tax.

New York municipal securities include debt obligations issued by the State of New York and its political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers. These securities include participation or other interests in municipal securities issued or backed by banks, insurance companies and other financial institutions.

Some municipal securities, such as general obligation issues, are backed by the issuer’s taxing authority, while other municipal securities, such as revenue issues, are backed only by revenues from certain facilities or other sources and not by the issuer itself.

The fund focuses on investment grade bonds (that is, securities rated in the Baa/BBB categories or above or, if unrated, determined to be of comparable credit quality by the subadviser) but may invest up to 20% of its assets in below investment grade bonds (commonly known as “high yield” or “junk” bonds).

The fund may invest up to 20% of its assets in unrated securities that the subadviser determines to be equivalent to investment grade.

The fund may invest in securities of any maturity. The fund normally maintains an average effective portfolio maturity of between three and ten years. The average effective portfolio maturity of the fund is a weighted average of all the maturities of the securities in the portfolio, computed by weighting each security’s effective maturity, as estimated by the subadviser, by the market value of the security. For the purposes of determining the fund’s average effective maturity, a security’s maturity date will generally be deemed to be the next interest rate reset date for an adjustable rate security or, if earlier, the date of the next demand feature such as a put feature, when the fund would be entitled to receive payment of principal and interest. The subadviser may also take into account estimated future prepayments on securities, such as mortgage-backed securities, with uncertain future cash flows and estimations of call features and similar features and options. These estimates may prove to be incorrect.

Instead of, and/or in addition to, investing directly in particular securities, the fund may use instruments such as derivatives and other synthetic instruments that are intended to provide economic exposure to the securities or the issuer or to be used as a hedging technique. The fund may use one or more types of these instruments without limit, except that these instruments are taken into account when determining compliance with the fund’s 80% policy. For additional information regarding derivatives, see “More on the fund’s investment strategies, investments and risks—Derivatives” in the fund’s Prospectus.

The fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening duration) and for other purposes.

The fund is classified as “non-diversified” which means that it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund.

SUPPLEMENTAL INFORMATION REGARDING INVESTMENT PRACTICES AND RISK FACTORS

Each fund’s principal investment strategies are summarized above. The following provides additional information about these principal strategies and describes other investment strategies and practices that may be used by the funds. To the extent permitted by law and a fund’s investment policies, a fund may engage in the practices described below.

Municipal Securities

Municipal securities (which are also referred to herein as “municipal obligations” or “Municipal Bonds”) generally include debt obligations (including, but not limited to bonds, notes or commercial paper) issued by or on behalf of any of the 50 states and their political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) or other qualifying issuers, participations or other interests in these securities and other related investments. The interest paid on municipal securities is excluded from gross income for regular federal income tax purposes, although it may be subject to federal alternative minimum tax (“AMT”).

Municipal securities are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works, gas, and electric utilities. They may also be issued to refund outstanding obligations, to obtain funds for general operating expenses, or to obtain funds to loan to other public institutions and facilities and in anticipation of the receipt of revenue or the issuance of other obligations.

The two principal classifications of municipal securities are “general obligation” securities and “limited obligation” or “revenue” securities. General obligation securities are secured by a municipal issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest. Accordingly, the capacity of the issuer of a general obligation bond as to the timely payment of interest and the repayment of principal when due is affected by the issuer’s maintenance of its tax base. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Accordingly, the timely payment of interest and the repayment of principal in accordance with the terms of the revenue security is a function of the economic viability of the facility or revenue source. Revenue securities include private activity bonds (described below) which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. Municipal securities may also include “moral obligation” bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

Private Activity Bonds. Private activity bonds are issued by or on behalf of public authorities to provide funds, usually through a loan or lease arrangement, to a private entity for the purpose of financing construction of privately operated industrial facilities, such as warehouse, office, plant and storage facilities and environmental and pollution control facilities. Such bonds are secured primarily by revenues derived from loan repayments or lease payments due from the entity, which may or may not be guaranteed by a parent company or otherwise secured. Private activity bonds generally are not secured by a pledge of the taxing power of the issuer of such bonds. Therefore, repayment of such bonds generally depends on the revenue of a private entity. The continued ability of an entity to generate sufficient revenues for the payment of principal and interest on such bonds will be affected by many factors, including the size of the entity, its capital structure, demand for its products or services, competition, general economic conditions, government regulation and the entity’s dependence on revenues for the operation of the particular facility being financed.

Under current federal income tax law, interest on Municipal Bonds issued after August 7, 1986 which are specified private activity bonds and the proportionate share of any exempt-interest dividend paid by a regulated investment company that receives interest from such private activity bonds, will be treated as an item of tax preference for purposes of the AMT, which is imposed on individuals and corporations by the Internal Revenue Code of 1986, as amended (the “Code”). For regular federal income tax purposes such interest will remain fully tax-exempt. Bonds issued in 2009 and 2010 generally will not be treated as private activity bonds, and interest earned on such bonds generally will not be treated as a tax preference item. Although interest on all tax-exempt obligations (including private activity bonds) is generally included in “adjusted current earnings” of corporations for AMT purposes, interest on bonds issued in 2009 and 2010 generally is not included in adjusted current earnings.

Industrial Development Bonds. Industrial development bonds (“IDBs”) are issued by public authorities to obtain funds to provide financing for privately-operated facilities for business and manufacturing, housing, sports, convention or trade show facilities, airport, mass transit, port and parking facilities, air or water pollution control facilities, and certain facilities for water supply, gas, electricity or sewerage or solid waste disposal. Although IDBs are issued by municipal authorities, the payment of principal and interest on IDBs is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of the real and personal property being financed as security for such payments. IDBs are considered municipal securities if the interest paid is exempt from regular federal income tax. Interest earned on IDBs may be subject to the AMT.

Tender Option Bonds. A tender option bond is a municipal bond (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates, that has been coupled with the agreement of a third party, such as a financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the institution generally receives periodic fees equal to the difference between the municipal bond’s fixed coupon rate and the rate, as determined by a remarketing or similar agent, that would cause the securities, coupled with the tender option, to trade at par. Thus, after payment of this fee, the security holder would effectively hold a demand obligation that bears interest at the prevailing short-term tax-exempt rate. (See the discussion of Structured Notes and Related Instruments)

Municipal Leases. Municipal leases or installment purchase contracts are issued by a state or local government to acquire equipment or facilities. Municipal leases frequently have special risks not normally associated with general obligation bonds or revenue bonds. Many leases include “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Although the obligations are typically secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might, in some cases, prove difficult or, if sold, may not fully cover a fund’s exposure.

Participation Interests. Tax-exempt participation interests in municipal obligations (such as private activity bonds and municipal lease obligations) are typically issued by a financial institution. A participation interest gives a fund an undivided interest in the municipal obligation in the proportion that the fund’s participation interest bears to the total principal amount of the municipal obligation. Participation interests in municipal obligations may be backed by an irrevocable letter of credit or guarantee of, or a right to put to, a bank (which may be the bank issuing the participation interest, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the participation interest) or insurance policy of an insurance company. A fund has the right to sell the participation interest back to the institution or draw on the letter of credit or insurance after a specified period of notice, for all or any part of the full principal amount of the fund’s participation in the security, plus accrued interest.

Issuers of participation interests will retain a service and letter of credit fee and a fee for providing the liquidity feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the participations were purchased on behalf of the fund. The issuer of the participation interest may bear the cost of insurance backing the participation interest, although a fund may also purchase insurance, in which case the cost of insurance will be an expense of the fund. Participation interests may be sold prior to maturity. Participation interests may include municipal lease obligations. Purchase of a participation interest may involve the risk that a fund will not be deemed to be the owner of the underlying municipal obligation for purposes of the ability to claim tax exemption of interest paid on that municipal obligation.

Municipal Notes. There are four major varieties of municipal notes: Tax and Revenue Anticipation Notes (“TRANs”); Tax Anticipation Notes (“TANs”); Revenue Anticipation Notes (“RANs”); and Bond Anticipation Notes (“BANs”). TRANs, TANs and RANs are issued by states, municipalities and other tax-exempt issuers to finance short-term cash needs or, occasionally, to finance construction. Many TRANs, TANs and RANs are general obligations of the issuing entity payable from taxes or designated revenues, respectively, expected to be received within the related fiscal period. BANs are issued with the expectation that their principal and interest will be paid out of proceeds from renewal notes or bonds to be issued prior to the maturity of the BANs. BANs are issued most frequently by both general obligation and revenue bond issuers usually to finance such items as land acquisition, facility acquisition and/or construction and capital improvement projects.

Tax-Exempt Commercial Paper. Tax-exempt commercial paper is a short-term obligation with a stated maturity of 270 days or less. It is issued by state and local governments or their agencies to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing. While tax-exempt commercial paper is intended to be repaid from general revenues or refinanced, it frequently is backed by a letter of credit, lending arrangement, note repurchase agreement or other credit facility agreement offered by a bank or financial institution.

Demand Instruments. Municipal bonds may be issued as floating- or variable-rate securities subject to demand features (“demand instruments”). Demand instruments usually have a stated maturity of more than one year but contain a demand feature (or “put”) that enables the holder to redeem the investment. Variable-rate demand instruments provide for automatic establishment of a new interest rate on set dates. Floating-rate demand instruments provide for automatic adjustment of interest rates whenever a specified interest rate (e.g., the prime rate) changes.

These floating and variable rate instruments are payable upon a specified period of notice which may range from one day up to one year. The terms of the instruments provide that interest rates are adjustable at intervals ranging from daily to up to one year and the adjustments are based upon the prime rate of a bank or other appropriate interest rate adjustment index as provided in the respective instruments. Variable rate instruments include participation interests in variable-or fixed-rate municipal obligations owned by a bank, insurance company or other financial institution or affiliated organizations. Although the rate of the underlying municipal obligations may be fixed, the terms of the participation interest may result in a fund receiving a variable rate on its investment.

Because of the variable rate nature of the instruments, when prevailing interest rates decline, the yield on these instruments will generally decline. On the other hand, during periods when prevailing interest rates increase, the yield on these instruments generally will increase and the instruments will have less risk of capital depreciation than instruments bearing a fixed rate of return.

Custodial Receipts. Each fund may acquire custodial receipts or certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain municipal obligations. The underwriter of these certificates or receipts typically purchases municipal obligations and deposits the obligations in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligations. Although under the terms of a custodial receipt, a fund would be typically authorized to assert its rights directly against the issuer of the underlying obligation, the fund could be required to assert through the custodian bank those rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, a fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in recognition of any taxes paid.

Stand-By Commitments. Under a “stand-by commitment” a dealer agrees to purchase, at a fund’s option, specified municipal obligations held by a fund at a specified price and, in this respect, stand-by commitments are comparable to put options. A stand-by commitment entitles the holder to achieve same day settlement and to receive an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. A fund will be subject to credit risk with respect to an institution providing a stand-by commitment and a decline in the credit quality of the institution could cause losses to the fund.

A fund will generally acquire stand-by commitments to facilitate fund liquidity. The cost of entering into stand-by commitments will increase the cost of the underlying municipal obligation and similarly will decrease such security’s yield to investors. Gains, if any, realized in connection with stand-by commitments will be taxable.

Additional Risks Relating to Municipal Securities

Tax risk. The Code imposes certain continuing requirements on issuers of tax-exempt bonds regarding the use, expenditure and investment of bond proceeds and the payment of rebates to the U.S. government. Failure by the issuer to comply after the issuance of tax-exempt bonds with certain of these requirements could cause interest on the bonds to become includable in gross income retroactive to the date of issuance.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal obligations, and similar proposals may be introduced in the future. In addition, the federal income tax exemption has been, and may in the future be, the subject of litigation. If one of these proposals were enacted, the availability of tax-exempt obligations for investment by a fund and the value of the fund’s investments would be affected.

Opinions relating to the validity of municipal obligations and to the exclusion of interest thereon from gross income for regular federal and/or state income tax purposes are rendered by bond counsel to the respective issuers at the time of issuance. Each fund and its service providers will rely on such opinions and will not review the proceedings relating to the issuance of municipal obligations or the bases for such opinions.

Information risk. Information about the financial condition of issuers of municipal obligations may be less available than about corporations whose securities are publicly traded.

State and Federal law risk. Municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the power or ability of any one or more issuers to pay, when due, the principal of and interest on its or their municipal obligations may be materially affected.

Market and ratings risk. The yields on municipal obligations are dependent on a variety of factors, including economic and monetary conditions, general market conditions, supply and demand, general conditions of the municipal market, size of a particular offering, the maturity of the obligation and the rating of the issue. Adverse economic, business, legal or political developments might affect all or substantial portions of a fund’s municipal obligations in the same manner.

Unfavorable developments in any economic sector may have far-reaching ramifications for the overall or any state’s municipal market.

Although the ratings of tax-exempt securities by ratings agencies are relative and subjective, and are not absolute standards of quality, such ratings reflect the assessment of the ratings agency, at the time of issuance of the rating, of the economic viability of the issuer of a general obligation bond or, with respect to a revenue bond, the special revenue source, with respect to the timely payment of interest and the repayment of principal in accordance with the terms of the obligation, but do not reflect an assessment of the market value of the obligation. See Appendix A for additional information regarding ratings. Consequently, municipal obligations with the same maturity, coupon and rating may have different yields when purchased in the open market, while municipal obligations of the same maturity and coupon with different ratings may have the same yield.

Risks associated with sources of liquidity or credit support. Issuers of municipal obligations may employ various forms of credit and liquidity enhancements, including letters of credit, guarantees, swaps, puts and demand features, and insurance, provided by domestic or foreign entities such as banks and other financial institutions. Changes in the credit quality of the entities providing the enhancement could affect the value of the securities or a fund’s share price. Banks and certain financial institutions are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of the banking industry is largely dependent upon the availability and cost of capital for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operation of the banking industry, and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank’s ability to meet its obligations under a letter of credit.

Other. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates). In addition, a security may be sold and another purchased at approximately the same time to take advantage of what the subadviser believes to be a temporary disparity in the normal yield relationship between the two securities. In general, the secondary market for tax-exempt securities in a fund’s portfolio may be less liquid than that for taxable fixed income securities. Accordingly, the ability of a fund to make purchases and sales of securities in the foregoing manner may be limited. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, but instead due to such factors as changes in the overall demand for or supply of various types of tax-exempt securities or changes in the investment objectives of investors.

Taxable Municipal Obligations. The market for taxable municipal obligations is relatively small, which may result in a lack of liquidity and in price volatility of those securities. Interest on taxable municipal obligations is includable in gross income for regular federal income tax purposes. While interest on taxable municipal obligations may be exempt from personal taxes imposed by the state within which the obligation is issued, such interest will nevertheless generally be subject to all other state and local income and franchise taxes.

Risks Inherent in an Investment in Different Types of Municipal Securities

General Obligation Bonds. General obligation bonds are backed by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. However, the taxing power of any governmental entity may be limited by provisions of state constitutions or laws and an entity’s credit will depend on many factors. Some such factors are the entity’s tax base, the extent to which the entity relies on federal or state aid, and other factors which are beyond the entity’s control.

Industrial Development Revenue Bonds (“IDRs”). IDRs are tax-exempt securities issued by states, municipalities, public authorities or similar entities to finance the cost of acquiring, constructing or improving various projects. These projects are usually operated by corporate entities. IDRs are not general obligations of governmental entities backed by their taxing power. Issuers are only obligated to pay amounts due on the IDRs to the extent that funds are available from the unexpended proceeds of the IDRs or receipts or revenues of the issuer. Payment of IDRs is solely dependent upon the creditworthiness of the corporate operator of the project or corporate guarantor. Such corporate operators or guarantors that are industrial companies may be affected by many factors, which may have an adverse impact on the credit quality of the particular company or industry.

Hospital and Health Care Facility Bonds. The ability of hospitals and other health care facilities to meet their obligations with respect to revenue bonds issued on their behalf is dependent on various factors. Some such factors are the level of payments received from private third-party payors and government programs and the cost of providing health care services. There can be no assurance that payments under governmental programs will be sufficient to cover the costs associated with their bonds. It also may be necessary for a hospital or other health care facility to incur substantial capital expenditures or increased operating expenses to effect changes in its facilities, equipment, personnel and services. Hospitals and other health care facilities are additionally subject to claims and legal actions by patients and others in the ordinary course of business. There can be no assurance that a claim will not exceed the insurance coverage of a health care facility or that insurance coverage will be available to a facility.

Single Family and Multi-Family Housing Bonds. Multi-family housing revenue bonds and single family mortgage revenue bonds are state and local housing issues that have been issued to provide financing for various housing projects. Multi-family housing revenue bonds are payable primarily from mortgage loans to housing projects for low to moderate income families. Single-family mortgage revenue bonds are issued for the purpose of acquiring notes secured by mortgages on residences. The ability of housing issuers to make debt service payments on their obligations may be affected by various economic and non-economic factors. Such factors include: occupancy levels, adequate rental income in multi-family projects, the rate of default on mortgage loans underlying single family issues and the ability of mortgage insurers to pay claims. All single-family mortgage revenue bonds and certain multi-family housing revenue bonds are prepayable over the life of the underlying mortgage or mortgage pool. Therefore, the average life of housing obligations cannot be determined. However, the average life of these obligations will ordinarily be less than their stated maturities. Mortgage loans are frequently partially or completely prepaid prior to their final stated maturities.

Power Facility Bonds. The ability of utilities to meet their obligations with respect to bonds they issue is dependent on various factors. These factors include the rates that they may charge their customers, the demand for a utility’s services and the cost of providing those services. Utilities are also subject to extensive regulations relating to the rates which they may charge customers. Utilities can experience regulatory, political and consumer resistance to rate increases. Utilities engaged in long-term capital projects are especially sensitive to regulatory lags in granting rate increases. Utilities are additionally subject to increased costs due to governmental environmental regulation and decreased profits due to increasing competition. Any difficulty in obtaining timely and adequate rate increases could adversely affect a utility’s results of operations. The subadviser cannot predict the effect of such factors on the ability of issuers to meet their obligations with respect to bonds.

Water and Sewer Revenue Bonds. Water and sewer bonds are generally payable from user fees. The ability of state and local water and sewer authorities to meet their obligations may be affected by a number of factors.

Some such factors are the failure of municipalities to utilize fully the facilities constructed by these authorities, declines in revenue from user charges, rising construction and maintenance costs, impact of environmental requirements, the difficulty of obtaining or discovering new supplies of fresh water, the effect of conservation programs, the impact of “no growth” zoning ordinances and the continued availability of federal and state financial assistance and of municipal bond insurance for future bond issues.

University and College Bonds. The ability of universities and colleges to meet their obligations is dependent upon various factors. Some of these factors of which an investor should be aware are the size and diversity of their sources of revenues, enrollment, reputation, management expertise, the availability and restrictions on the use of endowments and other funds and the quality and maintenance costs of campus facilities. Also, in the case of public institutions, the financial condition of the relevant state or other governmental entity and its policies with respect to education may affect an institution’s ability to make payments on its own.

Lease Rental Bonds. Lease rental bonds are predominantly issued by governmental authorities that have no taxing power or other means of directly raising revenues. Rather, the authorities are financing vehicles created solely for the construction of buildings or the purchase of equipment that will be used by a state or local government. Thus, the bonds are subject to the ability and willingness of the lessee government to meet its lease rental payments, which include debt service on the bonds. Lease rental bonds are subject to the risk that the lessee government is not legally obligated to budget and appropriate for the rental payments beyond the current fiscal year. These bonds are also subject to the risk of abatement in many states as rents cease in the event that damage, destruction or condemnation of the project prevents its use by the lessee. Also, in the event of default by the lessee government, there may be significant legal and/or practical difficulties involved in the reletting or sale of the project.

Capital Improvement Facility Bonds. Capital improvement bonds are bonds issued to provide funds to assist political subdivisions or agencies of a state through acquisition of the underlying debt of a state or local political subdivision or agency. The risks of an investment in such bonds include the risk of possible prepayment or failure of payment of proceeds on and default of the underlying debt.

Solid Waste Disposal Bonds. Bonds issued for solid waste disposal facilities are generally payable from tipping fees and from revenues that may be earned by the facility on the sale of electrical energy generated in the combustion of waste products. The ability of solid waste disposal facilities to meet their obligations depends upon the continued use of the facility, the successful and efficient operation of the facility and, in the case of waste-to-energy facilities, the continued ability of the facility to generate electricity on a commercial basis. Also, increasing environmental regulation on the federal, state and local level has a significant impact on waste disposal facilities. While regulation requires more waste producers to use waste disposal facilities, it also imposes significant costs on the facilities.

Moral Obligation Bonds. A moral obligation bond is a type of revenue bond issued by a state or municipality pursuant to legislation authorizing the establishment of a reserve fund to pay principal and interest payments if the issuer is unable to meet its obligations. The establishment of such a reserve fund generally requires appropriation by the state legislature, which is not legally required. Accordingly, the establishment of a reserve fund is generally considered a moral commitment but not a legal obligation of the state or municipality that created the issuer.

Refunded Bonds. Refunded bonds are typically secured by direct obligations of the U.S. government, or in some cases obligations guaranteed by the U.S. government, placed in an escrow account maintained by an independent trustee until maturity or a predetermined redemption date. These obligations are generally non-callable prior to maturity or the predetermined redemption date. In a few isolated instances to date, however, bonds which were thought to be escrowed to maturity have been called for redemption prior to maturity.

Airport, Port and Highway Revenue Bonds. Certain facility revenue bonds are payable from and secured by the revenue from the ownership and operation of particular facilities, such as airports, highways and port authorities. Airport operating income may be affected by the ability of airlines to meet their obligations under the agreements with airports. Similarly, payment on bonds related to other facilities is dependent on revenues from the projects, such as use fees from ports, tolls on turnpikes and bridges and rents from buildings. Therefore, payment may be adversely affected by reduction in revenues due to such factors and increased cost of maintenance or decreased use of a facility. The subadviser cannot predict what effect conditions may have on revenues which are required for payment on these bonds.

Special Tax Bonds. Special tax bonds are payable from and secured by the revenues derived by a municipality from a particular tax. Examples of such special taxes are a tax on the rental of a hotel room, the purchase of food and beverages, the rental of automobiles or the consumption of liquor. Special tax bonds are not secured by the general tax revenues of the municipality, and they do not represent general obligations of the municipality. Therefore, payment on special tax bonds may be adversely affected by a reduction in revenues realized from the underlying special tax. Also, should spending on the particular goods or services that are subject to the special tax decline, the municipality may be under no obligation to increase the rate of the special tax to ensure that sufficient revenues are raised from the shrinking taxable base.

Tax Allocation Bonds. Tax allocation bonds are typically secured by incremental tax revenues collected on property within the areas where redevelopment projects financed by bond proceeds are located. Such payments are expected to be made from projected increases in tax revenues derived from higher assessed values of property resulting from development in the particular project area and not from an increase in tax rates. Special risk considerations include: reduction of, or a less than anticipated increase in, taxable values of property in the project area; successful appeals by property owners of assessed valuations; substantial delinquencies in the payment of property taxes; or imposition of any constitutional or legislative property tax rate decrease.

Tobacco Settlement Revenue Bonds. Tobacco settlement revenue bonds are secured by a state or local government’s proportionate share in the Master Settlement Agreement (“MSA”). The MSA is an agreement, reached out of court in November 1998 between the attorneys general of 46 states (Florida, Minnesota, Mississippi and Texas all settled independently) and six other U.S. jurisdictions (including the District of Columbia, Puerto Rico and Guam), and the four largest U.S. tobacco manufacturers at that time (Philip Morris, RJ Reynolds, Brown & Williamson, and Lorillard). Subsequently, smaller tobacco manufacturers signed on to the MSA. The MSA basically provides for payments annually by the manufacturers to the states and jurisdictions in perpetuity, in exchange for releasing all claims against the manufacturers and a pledge of no further litigation. The MSA established a base payment schedule and a formula for adjusting payments each year. Manufacturers pay into a master escrow trust based on their market share, and each state receives a fixed percentage of the payment as set forth in the MSA. Annual payments are highly dependent on annual domestic cigarette shipments and inflation, as well as several other factors. As a result, payments made by tobacco manufacturers could be negatively impacted by a decrease in tobacco consumption over time. A market share loss by the MSA companies to non-MSA participating manufacturers would also cause a downward adjustment in the payment amounts. A participating manufacturer filing for bankruptcy could cause delays or reductions in bond payments.

Certain tobacco settlement revenue bonds are issued with “turbo” redemption features. Under this turbo structure, all available excess revenues are applied as an early redemption to the designated first turbo maturity until it is completely repaid, and then to the next turbo maturity until paid in full, and so on. The result is that the returned principal creates an average maturity that could be much shorter than the legal final maturity.

Transit Authority Bonds. Mass transit is generally not self-supporting from fare revenues. Therefore, additional financial resources must be made available to ensure operation of mass transit systems as well as the timely payment of debt service. Often such financial resources include federal and state subsidies, lease rentals paid by funds of the state or local government or a pledge of a special tax. If fare revenues or the additional financial resources do not increase appropriately to pay for rising operating expenses, the ability of the issuer to adequately service the debt may be adversely affected.

Convention Facility Bonds. Bonds in the convention facilities category include special limited obligation securities issued to finance convention and sports facilities payable from rental payments and annual governmental appropriations. The governmental agency is not obligated to make payments in any year in which the monies have not been appropriated to make such payments. In addition, these facilities are limited use facilities that may not be used for purposes other than as convention centers or sports facilities.

Correctional Facility Bonds. Bonds in the correctional facilities category include special limited obligation securities issued to construct, rehabilitate and purchase correctional facilities payable from governmental rental payments and/or appropriations.

California, New York and Other U.S. Territories

The following is a brief summary of certain factors affecting the economies of the state and territories listed below and does not purport to be a complete description of such factors. Many complex political, social and economic forces influence each state’s or territory’s economy and finances, which may in turn affect the state’s or territory’s financial plan. These forces may affect a state or territory unpredictably from fiscal year to fiscal year and are influenced by governments, institutions and events that are not subject to the state’s or territory’s control.

California. The California Fund intends to invest a high proportion of its assets in California municipal obligations. Payment of interest and preservation of principal is dependent upon the continuing ability of California issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder.

There can be no assurance that current or future economic difficulties in the United States or California and the resulting impact on the state will not adversely affect the market value of California municipal obligations held by the California Fund or the ability of particular issuers to make timely payments of debt service on these obligations.

It should also be noted that the fiscal condition and creditworthiness of the state may not have a direct relationship to the fiscal condition or creditworthiness of other issuers or obligors of California municipal obligations. There is no obligation on the part of the state to make payments on those securities in the event of default.

For further information concerning the economy of California, see Appendix C to this SAI. The summary set forth above and in Appendix C is included for the purpose of providing a general description of the state of California’s credit and financial conditions, is based on contains information from statements of issuers of California municipal obligations, and does not purport to be complete. The California Fund is not responsible for the accuracy, completeness or timeliness of this information.

New York. The New York Fund intends to invest a high proportion of its assets in New York municipal obligations. Payment of interest and preservation of principal is dependent upon the continuing ability of New York issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder.

There can be no assurance that current or future economic difficulties in the United States or New York and the resulting impact on the State will not adversely affect the market value of New York municipal obligations held by the New York Fund or the ability of particular issuers to make timely payments of debt service on these obligations. It should also be noted that the fiscal condition and creditworthiness of the state may not have a direct relationship to the fiscal condition or creditworthiness of other issuers or obligors of New York municipal obligations. There is no obligation on the part of the state to make payments on those securities in the event of default.

For further information concerning the economy of New York, see Appendix D to this SAI. The summary set forth above and in Appendix D is included for the purpose of providing a general description of New York’s credit and financial conditions, is based on information from statements of issuers of New York municipal obligations, and does not purport to be complete. The New York Fund is not responsible for the accuracy, completeness or timeliness of this information.

Other U.S. Territories. Municipal securities include the obligations of the governments of Puerto Rico and other U.S. territories and their political subdivisions (such as the U.S. Virgin Islands and Guam). Payment of interest and preservation of principal is dependent upon the continuing ability of such issuers and/or obligors of territorial, municipal and public authority debt obligations to meet their obligations thereunder. The sources of payment for such obligations and the marketability thereof may be affected by financial and other difficulties experienced by such issuers.

Puerto Rico. General obligations and/or revenue bonds of issuers located in the Commonwealth of Puerto Rico may be affected by political, social and economic conditions in Puerto Rico. The following is a brief summary of factors affecting the economy of the Commonwealth of Puerto Rico and does not purport to be a complete description of such factors.

The dominant sectors of the Puerto Rico economy are manufacturing and services. The manufacturing sector has undergone fundamental changes over the years as a result of increased emphasis on higher wage, high technology industries, such as pharmaceuticals, biotechnology, computers, microprocessors, professional and scientific instruments, and certain high technology machinery and equipment. The services sector, including finance, insurance, real estate, wholesale and retail trade, transportation, communications and public utilities and other services, also plays a major role in the economy. It ranks second only to manufacturing in contribution to the gross domestic product and leads all sectors in providing employment.

The economy of Puerto Rico is closely linked to the U.S. economy. Most external factors that affect the Puerto Rico economy are determined by the policies and performance of the United States. These external factors include exports, direct investment, the amount of federal transfer payments, the level of interest rates, the rate of inflation, and tourist expenditures. Puerto Rico’s economy has been in a recession since late 2006, which has contributed to a steep increase in unemployment rates, funding shortfalls of state employees retirement systems, a budget deficit resulting from a structural imbalance, and reduced government revenues.

On June 28, 2015, the Governor of Puerto Rico indicated that the Commonwealth will be unable to fully pay its debt, and it appears likely that Puerto Rico will default on its debt if it is not restructured. The price of Puerto Rico municipal securities dropped after the Governor’s announcement. Puerto Rico municipal securities could continue to decline in value and could become difficult or impossible to sell. If issuers of Puerto Rico municipal securities default on their obligations under securities held by the fund, the fund may lose the value of those investments.

Guam. General obligations and/or revenue bonds of issuers located in Guam may be affected by political, social and economic conditions in Guam. The following is a brief summary of factors affecting the economy of Guam and does not purport to be a complete description of such factors.

Guam, the westernmost territory of the U.S., is located 3,800 miles to the west-southwest of Honolulu, Hawaii and approximately 1,550 miles south-southeast of Tokyo, Japan. The population of Guam was estimated to be 161,001 in July 2014. Guam’s unemployment rate increased from 9.3% in September 2009 to 13.3% in March 2013, and most recently decreased to 7.4% in March 2014.

Guam’s economy depends in large measure on tourism and the U.S. military presence, each of which is subject to uncertainties as a result of global economic, social and political events. Tourism, particularly from Japan, which has been a source of a majority of visitors to Guam, represents the primary source of income for

Guam’s economy. A weak economy, war, severe weather, epidemic outbreaks or the threat of terrorist activity, among other influences that are beyond Guam’s control, can adversely affect its tourism industry. Guam is also exposed to periodic typhoons, tropical storms, super typhoons and earthquakes, such as the March 2011 earthquake and tsunami that occurred in Japan and caused a decline in tourism for a period of time. The U.S. military presence also affects economic activity on Guam in various ways. The number of U.S. military personnel in Guam declined in 2011. Economic, geopolitical, and other influences which are beyond Guam’s control could cause the U.S. military to reduce its existing presence on Guam or forgo any planned enhancements to its presence on Guam. Any reduction in tourism or the U.S. military presence could adversely affect Guam’s economy.

United States Virgin Islands. General obligations and/or revenue bonds of issuers located in the U.S. Virgin Islands may be affected by political, social and economic conditions in the U.S. Virgin Islands. The following is a brief summary of factors affecting the economy of the U.S. Virgin Islands and does not purport to be a complete description of such factors.

The U.S. Virgin Islands consists of four main islands: St. Croix, St. Thomas, St. John, and Water Island and approximately 70 smaller islands, islets and cays. The total land area is about twice the size of Washington, D.C. The U.S. Virgin Islands is located 60 miles east of Puerto Rico and 1,075 miles south of Miami, Florida in the Caribbean Sea and the Atlantic Ocean. The population of the U.S. Virgin Islands was estimated to be 104,170 in July 2014.

With tourist visits of approximately two million annually, tourism accounts for a substantial portion of the Gross Domestic Product (GDP). A weak economy, severe weather, war, epidemic outbreaks or the threat of terrorist activity, among other influences that are beyond the control of the territory, can adversely affect its tourism. Tourism-related services help increase private sector employment. Other private sector employment includes wholesale and retail trade, manufacturing (petroleum refining, rum distilling, watch assembly, pharmaceuticals, textiles and electronics), construction and mining. International business and financial services are small but growing components of the economy. The agricultural sector is small, with most of the islands’ food being imported. The islands are vulnerable to substantial damage from storms. The global economic recession affected all sectors of the economy and had a negative effect on the employment rate.

Other Debt and Fixed Income Securities

A fund may invest in other debt and fixed income securities. These securities share three principal risks. First, the level of interest income generated by a fund’s fixed income investments may decline due to a decrease in market interest rates. Thus, when fixed income securities mature or are sold, they may be replaced by lower-yielding investments. Second, their values fluctuate with changes in interest rates. Thus, a decrease in interest rates will generally result in an increase in the value of a fund’s fixed income investments. Conversely, during periods of rising interest rates, the value of a fund’s fixed income investments will generally decline. However, a change in interest rates will not have the same impact on all fixed rate securities. For example, the magnitude of these fluctuations will generally be greater when a fund’s duration or average maturity is longer. In addition, certain fixed income securities are subject to credit risk, which is the risk that an issuer of securities will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is unable to pay. Common types of these instruments, and their associated risks, are discussed below.

Bank Obligations

A fund may invest in all types of bank obligations, including certificates of deposit (“CDs”) and bankers’ acceptances. U.S. commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (the “FDIC”). U.S. banks organized under state law are supervised and examined by state banking authorities, but are members of the Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to a fund, depending upon the principal amount of CDs of each held by the fund) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal and state laws and regulations, U.S. branches of U.S. banks are, among other things, generally required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness.

Obligations of foreign branches of U.S. banks, such as CDs and time deposits, may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of U.S. banks or U.S. branches of foreign banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of U.S. banks and foreign branches of foreign banks are not necessarily subject to the same or similar regulatory requirements that apply to U.S. banks, such as mandatory reserve requirements, loan limitations and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a U.S. bank or about a foreign bank than about a U.S. bank.

Obligations of U.S. branches of foreign banks may be general obligations of the parent bank, in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation as well as governmental action in the country in which the foreign bank has its head office. A U.S. branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states (“State Branches”) may or may not be required to: (a) pledge to the regulator, by depositing assets with a designated bank within the state; and (b) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of State Branches may not necessarily be insured by the FDIC. In addition, there may be less publicly available information about a U.S. branch of a foreign bank than about a U.S. bank.

Collateralized Debt Obligations

Collateralized debt obligations (“CDOs”) include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CDOs are types of asset-backed securities. A CBO is a trust or other special purpose entity (“SPE”) which is typically backed by a diversified pool of fixed income securities (which may include high risk, below investment grade securities). A CLO is a trust or other SPE that is typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Although certain CDOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, such enhancement may not always be present, and may fail to protect the fund against the risk of loss on default of the collateral. Certain CDOs may use derivatives contracts to create “synthetic” exposure to assets rather than holding such assets directly. CDOs may charge management fees and administrative expenses, which are in addition to those of each fund.

For both CBOs and CLOs, the cashflows from the SPE are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the first loss from defaults from the bonds or loans in the SPE and serves to protect the other, more senior tranches from default (though such protection is not complete). Since it is partially protected from defaults, a senior tranche from a CBO or CLO typically has higher ratings and lower yields than its underlying securities, and may be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of subordinate tranches, market anticipation of defaults, as well as investor aversion to CBO or CLO securities as a class.

Interest on certain tranches of a CDO may be paid in kind (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the fund as illiquid securities. However, an active dealer market may exist for CDOs, allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and each fund’s Prospectus (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) a fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results; and (v) the CDO’s manager may perform poorly.

Deferred Interest Bonds

Deferred interest bonds are debt obligations that generally provide for a period of delay before the regular payment of interest begins and that are issued at a significant discount from face value. The original discount approximates the total amount of interest the bonds will accrue and compound over the period until the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance. Although this period of delay is different for each deferred interest bond, a typical period is approximately one-third of the bond’s term to maturity. Such investments benefit the issuer by mitigating its initial need for cash to meet debt service, but some also provide a higher rate of return to attract investors who are willing to defer receipt of such cash.

High Yield Securities

High yield securities are medium or lower rated securities and unrated securities of comparable quality, sometimes referred to as “junk bonds.” Generally, such securities offer a higher current yield than is offered by higher rated securities, but also are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality bonds. In addition, medium and lower rated securities and comparable unrated securities generally present a higher degree of credit risk. The risk of loss because of default by these issuers is significantly greater because medium and lower rated securities generally are unsecured and frequently subordinated to the prior payment of senior indebtedness. In addition, the market value of securities in lower rated categories is more volatile than that of higher quality securities, and the markets in which medium and lower rated securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets may make it more difficult for a fund to obtain accurate market quotations for purposes of valuing its securities and calculating its net asset value. Moreover, the lack of a liquid trading market may restrict the availability of securities for a fund to purchase and may also have the effect of limiting the ability of a fund to sell securities at their fair value either to meet redemption requests or to respond to changes in the economy or the financial markets.

Lower rated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, a fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, the principal value of bonds moves inversely with movements in interest rates; in the event of rising interest rates, the value of the securities held by a fund may decline more than a portfolio consisting of higher rated securities. If a fund experiences unexpected net redemptions, it may be forced to sell its higher rated bonds, resulting in a decline in the overall credit quality of the securities held by the fund and increasing the exposure of the fund to the risks of lower rated securities. Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value because of changes in interest rates than bonds that pay interest currently.

Subsequent to its purchase by a fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the fund. Neither event will require sale of these securities by the fund, but the subadviser will consider the event in determining whether the fund should continue to hold the security.

Structured Notes and Related Instruments

“Structured” notes and other related instruments are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets, such as indexes reflecting bonds. Structured instruments may be issued by corporations, including banks, as well as by governmental agencies and frequently are assembled in the form of medium-term notes, but a variety of forms is available and may be used in particular circumstances. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but ordinarily not below zero) to reflect changes in the embedded index while the instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss. Investment in indexed securities and structured notes involves certain risks, including the credit risk of the issuer and the normal risks of price changes in response to changes in interest rates. Further, in the case of certain indexed securities or structured notes, a decline in the reference instrument may cause the interest rate to be reduced to zero, and any further declines in the reference instrument may then reduce the principal amount payable on maturity. Finally, these securities may be less liquid than other types of securities, and may be more volatile than their underlying reference instruments.

U.S. Government Obligations

U.S. government securities include (1) U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturity of one to ten years) and U.S. Treasury bonds (maturities generally greater than ten years) and (2) obligations issued or guaranteed by U.S. government agencies or instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. government (such as Government National Mortgage Association (“Ginnie Mae”) certificates); (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. government (such as obligations of the Federal Home Loan Banks); (c) the discretionary authority of the U.S. government to purchase certain obligations of agencies or instrumentalities (such as securities issued by Fannie Mae (formally known as the Federal National Mortgage Association)); or (d) only the credit of the instrumentality (such as securities issued by Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation)). U.S. government securities include issues by non-governmental entities (like financial institutions) that carry direct guarantees from U.S. government agencies as part of government initiatives in response to the market crisis or otherwise. In the case of obligations not backed by the full faith and credit of the United States, a fund must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. The U.S. government has, however, provided financial support to Fannie Mae and Freddie Mac, which are currently being operated under the conservatorship of the Federal Housing Finance Agency, but there can be no assurances that it will support these or other government-sponsored entities in the future. Neither the U.S. government nor any of its agencies or instrumentalities guarantees the market value of the securities it issues. Therefore, the market value of such securities will fluctuate in response to changes in interest rates.

Variable and Floating Rate Securities

Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event-based, such as based on a change in the prime rate.

A fund may invest in floating rate debt instruments (“floaters”) and engage in credit spread trades. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a corporate bond index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters may provide a fund with a certain degree of protection against rising interest rates, the fund will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two bonds or other securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.

A fund may also invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

A floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in some floaters is associated with greater volatility in their market values.

Such instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for a fund to dispose of a variable or floating rate note if the issuer defaulted on its payment obligation or during periods that a fund is not entitled to exercise its demand rights, and the fund could, for these or other reasons, suffer a loss with respect to such instruments. In determining average-weighted portfolio maturity, an instrument will be deemed to have a maturity equal to either the period remaining until the next interest rate adjustment or the time the fund involved can recover payment of principal as specified in the instrument, depending on the type of instrument involved.

Zero Coupon and Pay-In-Kind Securities

A zero coupon bond is a security that makes no fixed interest payments but instead is issued at a discount from its face value. The bond is redeemed at its face value on the specified maturity date. Zero coupon bonds may be issued as such, or they may be created by a broker who strips the coupons from a bond and separately sells the rights to receive principal and interest. The prices of zero coupon bonds tend to fluctuate more in response to changes in market interest rates than do the prices of interest-paying debt securities with similar maturities. A fund generally accrues income on zero coupon bonds prior to the receipt of cash payments. Since each fund must distribute substantially all of its income to shareholders to qualify as a regulated investment company under federal income tax law, to the extent that a fund invests in zero coupon bonds, it may have to dispose of other securities, including at times when it may be disadvantageous to do so, to generate the cash necessary for the distribution of income attributable to its zero coupon bonds. Pay-in-kind securities have characteristics similar to those of zero coupon securities, but interest on such securities may be paid in the form of obligations of the same type rather than cash.

Derivatives

General. Each fund may utilize options, futures contracts (sometimes referred to as “futures”), options on futures contracts, forward contracts, swaps, caps, floors, collars, indexed securities, various mortgage-related obligations, structured or synthetic financial instruments and other derivative instruments (collectively, “Financial Instruments”). Each fund may use Financial Instruments for any purpose, including as a substitute for other investments, to attempt to enhance its portfolio’s return or yield and to alter the investment characteristics of its portfolio (including to attempt to mitigate risk of loss in some fashion, or “hedge”). Except as otherwise provided in the Prospectus, this SAI or by applicable law, each fund may purchase and sell any type of Financial Instrument. A fund may choose not to make use of derivatives for a variety of reasons, and no assurance can be given that any derivatives strategy employed will be successful.

The U.S. government is in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make them more costly, may limit their availability, may disrupt markets or may otherwise adversely affect their value or performance.

The use of Financial Instruments may be limited by applicable law and any applicable regulations of the Securities and Exchange Commission (the “SEC”), the Commodity Futures Trading Commission (the “CFTC”), or the exchanges on which some Financial Instruments may be traded. (Note, however, that some Financial Instruments that a fund may use may not be listed on any exchange and may not be regulated by the SEC or the CFTC.) In addition, a fund’s ability to use Financial Instruments may be limited by tax considerations.

In addition to the instruments and strategies discussed in this section, the subadviser may discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These opportunities may become available as a subadviser develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. A subadviser may utilize these opportunities and techniques to the extent that they are consistent with a fund’s investment objective and permitted by its investment limitations and applicable regulatory authorities. These opportunities and techniques may involve risks different from or in addition to those summarized herein.

This discussion is not intended to limit a fund’s investment flexibility, unless such a limitation is expressly stated, and therefore will be construed by the fund as broadly as possible. Statements concerning what a fund may do are not intended to limit any other activity. Also, as with any investment or investment technique, even when the Prospectus or this discussion indicates that a fund may engage in an activity, it may not actually do so for a variety of reasons, including cost considerations.

Summary of Certain Risks. The use of Financial Instruments involves special considerations and risks, certain of which are summarized below, and may result in losses to a fund. In general, the use of Financial Instruments may increase the volatility of a fund and may involve a small investment of cash relative to the magnitude of the risk or exposure assumed. Even a small investment in derivatives may magnify or otherwise increase investment losses to a fund. As noted above, there can be no assurance that any derivatives strategy will succeed.

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Financial Instruments are subject to the risk that the market value of the derivative itself or the market value of underlying instruments will change in a way adverse to a fund’s interest. Many Financial Instruments are complex, and successful use of them depends in part upon a subadviser’s ability to forecast correctly future market trends and other financial or economic factors or the value of the underlying security, index, interest rate, currency or other instrument or measure. Even if the subadviser’s forecasts are correct, other factors may cause distortions or dislocations in the markets that result in unsuccessful transactions. Financial Instruments may behave in unexpected ways, especially in abnormal or volatile market conditions.

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A fund may be required to maintain assets as “cover,” maintain segregated accounts, post collateral or make margin payments when it takes positions in Financial Instruments. Assets that are segregated or used as cover, margin or collateral may be required to be in the form of cash or liquid securities, and typically may not be sold while the position in the Financial Instrument is open unless they are replaced with other appropriate assets. If markets move against a fund’s position, the fund may be required to maintain or post additional assets and may have to dispose of existing investments to obtain assets acceptable as collateral or margin. This may prevent it from pursuing its investment objective. Assets that are segregated or used as cover, margin or collateral typically are invested, and these investments are subject to risk and may result in losses to a fund. These losses may be substantial, and may be in addition to losses incurred by using the Financial Instrument in question. If a fund is unable to close out its positions, it may be required to continue to maintain such assets or accounts or make such payments until the positions expire or mature, and the fund will continue to be subject to investment risk on the assets. In addition, the fund may not be able to recover the full amount of its margin from an intermediary if that intermediary were to experience financial difficulty. Segregation, cover, margin and collateral requirements may impair a fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require the fund to sell a portfolio security or close out a derivatives position at a disadvantageous time or price.

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A fund’s ability to close out or unwind a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the “counterparty”) to enter into a transaction closing out the position. If there is no market or a fund is not successful in its negotiations, the fund may not be able to sell or unwind the derivative position at a particular time or at an anticipated price. This may also be the case if the counterparty to the Financial Instrument becomes insolvent. A fund may be required to make delivery of portfolio securities or other assets underlying a Financial Instrument in order to close out a position or to sell portfolio securities or assets at a disadvantageous time or price in order to obtain cash to close out the position. While the position remains open, a fund continues to be subject to investment risk on the Financial Instrument. A fund may or may not be able to take other actions or enter into other transactions, including hedging transactions, to limit or reduce its exposure to the Financial Instrument.

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Certain Financial Instruments transactions may have a leveraging effect on a fund, and adverse changes in the value of the underlying security, index, interest rate, currency or other instrument or measure can result in losses substantially greater than the amount invested in the Financial Instrument itself. When a fund engages in transactions that have a leveraging effect, the value of the fund is likely to be more volatile and all other risks also are likely to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of an asset and creates investment risk with respect to a larger pool of assets than a fund would otherwise have. Certain Financial Instruments have the potential for unlimited loss, regardless of the size of the initial investment.

•	Many Financial Instruments may be difficult to value which may result in increased payment requirements to counterparties or a loss of value to a fund.

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Liquidity risk exists when a particular Financial Instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid, a fund may be unable to initiate a transaction or liquidate a position at an advantageous time or price. Certain Financial Instruments, including certain over-the-counter (“OTC”) options and swaps, may be considered illiquid and therefore subject to a fund’s limitation on illiquid investments.

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In a hedging transaction there may be imperfect correlation, or even no correlation, between the identity, price or price movements of a Financial Instrument and the identity, price or price movements of the investments being hedged. This lack of correlation may cause the hedge to be unsuccessful and may result in a fund incurring substantial losses and/or not achieving anticipated gains. Even if the strategy works as intended, the fund might have been in a better position had it not attempted to hedge at all.

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Financial Instruments used for non-hedging purposes may result in losses which would not be offset by increases in the value of portfolio holdings or declines in the cost of securities or other assets to be acquired. In the event that a fund uses a Financial Instrument as an alternative to purchasing or selling other investments or in order to obtain desired exposure to an index or market, the fund will be exposed to the same risks as are incurred in purchasing or selling the other investments directly, as well as the risks of the transaction itself.

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Certain Financial Instruments involve the risk of loss resulting from the insolvency or bankruptcy of the counterparty or the failure by the counterparty to make required payments or otherwise comply with the terms of the contract. In the event of default by a counterparty, a fund may have contractual remedies pursuant to the agreements related to the transaction, which may be limited by applicable law in the case of the counterparty’s bankruptcy.

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Financial Instruments involve operational risk. There may be incomplete or erroneous documentation or inadequate collateral or margin, or transactions may fail to settle. For Financial Instruments not guaranteed by an exchange or clearinghouse, a fund may have only contractual remedies in the event of a counterparty default, and there may be delays, costs or disagreements as to the meaning of contractual terms and litigation in enforcing those remedies.

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Certain Financial Instruments transactions, including certain options, swaps, forward contracts, and certain options on foreign currencies, are entered into directly by the counterparties or through financial institutions acting as market makers (OTC derivatives), rather than being traded on exchanges or in markets registered with the CFTC or the SEC. Many of the protections afforded to exchange participants will not be available to participants in OTC derivatives transactions. For example, OTC derivatives transactions are not subject to the guarantee of an exchange, and only OTC derivatives that are either required to be cleared or submitted voluntarily for clearing to a clearinghouse will enjoy the protections that central clearing provides against default by the original counterparty to the trade. In an OTC derivatives transaction that is not cleared, the fund bears the risk of default by its counterparty. In a cleared derivatives transaction, the fund is instead exposed to the risk of default of the clearinghouse and the risk of default of the broker through which it has entered into the transaction. Information available on counterparty creditworthiness may be incomplete or outdated, thus reducing the ability to anticipate counterparty defaults.

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Financial Instruments transactions conducted outside the United States may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. Many of the risks of OTC Financial Instrument transactions are also applicable to Financial Instruments used outside the United States. Financial Instruments used outside the United States also are subject to the risks affecting foreign securities, currencies and other instruments.

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Financial Instruments involving currency are subject to additional risks. Currency related transactions may be negatively affected by government exchange controls, blockages, and manipulations. Exchange rates may be influenced by factors extrinsic to a country’s economy. Also, there is no systematic reporting of last sale information with respect to foreign currencies. As a result, the information on which the trading in currency derivatives is based may not be as complete as, and may be delayed beyond, comparable data for other transactions.

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Use of Financial Instruments involves transaction costs, which may be significant. Use of Financial Instruments also may increase the amount of taxable income to shareholders, including in a fund that invests largely in municipal securities.

Hedging. As stated above, the term “hedging” often is used to describe a transaction or strategy that is intended to mitigate risk of loss in some fashion. Hedging strategies can be broadly categorized as “short hedges” and “long hedges.” A short hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential declines in the value of one or more investments held in a fund’s portfolio. In a short hedge a fund takes a position in a Financial Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged.

Conversely, a long hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that a fund intends to acquire. Thus, in a long hedge, a fund takes a position in a Financial Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. A long hedge is sometimes referred to as an anticipatory hedge. In an anticipatory hedge transaction, a fund does not own a corresponding security and, therefore, the transaction does not relate to the portfolio security that a fund owns. Rather, it relates to a security that a fund intends to acquire. If a fund does not complete the hedge by purchasing the security it anticipated purchasing, the effect on the fund’s portfolio is the same as if the transaction were entered into for speculative purposes.

In hedging transactions, Financial Instruments on securities (such as options and/or futures) generally are used to attempt to hedge against price movements in one or more particular securities positions that a fund owns or intends to acquire. Financial Instruments on indices, in contrast, generally are used to attempt to hedge against price movements in market sectors in which a fund has invested or expects to invest. Financial Instruments on debt securities generally are used to hedge either individual securities or broad debt market sectors.

Options—Generally. A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying investment at the agreed-upon price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying investment at the agreed-upon price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract.

A fund may purchase or write both exchange-traded and OTC options. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options generally are established through negotiation with the other party to the option contract. When a fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by a fund as well as the loss of any expected benefit of the transaction.

Writing put or call options can enable a fund to enhance income or yield by reason of the premiums paid by the purchasers of such options. However, a fund may also suffer a loss. For example, if the market price of the security underlying a put option written by a fund declines to less than the exercise price of the option, minus the premium received, it can be expected that the option will be exercised and the fund would be required to purchase the security at more than its market value. If a security appreciates to a price higher than the exercise price of a call option written by a fund, it can be expected that the option will be exercised and the fund will be obligated to sell the security at less than its market value.

The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options purchased by a fund that expire unexercised have no value, and the fund will realize a loss in the amount of the premium paid and any transaction costs. If an option written by a fund expires unexercised, the fund realizes a gain equal to the premium received at the time the option was written. Transaction costs must be included in these calculations.

A fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit a fund to realize profits or limit losses on an option position prior to its exercise or expiration. There can be no assurance that it will be possible for a fund to enter into any closing transaction.

A type of put that a fund may purchase is an “optional delivery standby commitment,” which is entered into by parties selling debt securities to a fund. An optional delivery standby commitment gives a fund the right to sell the security back to the seller on specified terms. This right is provided as an inducement to purchase the security.

Options on Indices. Puts and calls on indices are similar to puts and calls on securities (described above) or futures contracts (described below) except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When a fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (“multiplier”), which determines the total dollar value for each point of such difference. When a fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When a fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the fund’s exercise of the put, to deliver to the fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When a fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the fund to deliver to it an amount of cash equal to the difference between the closing level of the index and exercise price times the multiplier if the closing level is less than the exercise price.

Options on indices may, depending on the circumstances, involve greater risk than options on securities. Because index options are settled in cash, when a fund writes a call on an index it may not be able to provide in advance for its potential settlement obligations by acquiring and holding the underlying securities.

Futures Contracts and Options on Futures Contracts. A financial futures contract sale creates an obligation by the seller to deliver the type of Financial Instrument or, in the case of index and similar futures, cash, called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to take delivery of the asset called for in the contract in a specified delivery month at a stated price. Options on futures give the purchaser the right to assume a position in a futures contract at the specified option exercise price at any time during the period of the option.

Futures strategies can be used to change the duration of a fund’s portfolio. If a subadviser wishes to shorten the duration of a fund’s portfolio, the fund may sell a debt futures contract or a call option thereon, or purchase a put option on that futures contract. If a subadviser wishes to lengthen the duration of a fund’s portfolio, the fund may buy a debt futures contract or a call option thereon, or sell a put option thereon.

Futures contracts may also be used for other purposes, such as to simulate full investment in underlying securities while retaining a cash balance for portfolio management purposes, as a substitute for direct investment in a security, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when a futures contract or option is priced more attractively than the underlying security or index.

No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract a fund is required to deposit “initial margin.” Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Under certain circumstances, such as periods of high volatility, a fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent “variation margin” payments are made to and from the futures broker daily as the value of the futures position varies, a process known as “marking-to-market.” Daily variation margin calls could be substantial in the event of adverse price movements. If a fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a disadvantageous time or price.

Although some futures and options on futures call for making or taking delivery of the underlying securities, currencies or cash, generally those contracts are closed out prior to delivery by offsetting purchases or sales of matching futures or options (involving the same index, currency or underlying security and delivery month). If an offsetting purchase price is less than the original sale price, a fund realizes a gain, or if it is more, the fund realizes a loss. If an offsetting sale price is more than the original purchase price, a fund realizes a gain, or if it is less, the fund realizes a loss. A fund will also bear transaction costs for each contract, which will be included in these calculations. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If a fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market, the imposition of price limits or otherwise, it could incur substantial losses. A fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, a fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

If an index future is used for hedging purposes the risk of imperfect correlation between movements in the price of index futures and movements in the price of the securities that are the subject of the hedge increases as the composition of a fund’s portfolio diverges from the securities included in the applicable index. The price of the index futures may move more than or less than the price of the securities being hedged. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the index futures, a fund may buy or sell index futures in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities being hedged is more than the historical volatility of the prices of the securities included in the index. It is also possible that, where a fund has sold index futures contracts to hedge against a decline in the market, the market may advance and the value of the securities held in the fund may decline. If this occurred, the fund would lose money on the futures contract and also experience a decline in value of its portfolio securities.

Where index futures are purchased to hedge against a possible increase in the price of securities before a fund is able to invest in them in an orderly fashion, it is possible that the market may decline instead. If the subadviser then concludes not to invest in them at that time because of concern as to possible further market decline or for other reasons, a fund will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.

Futures and options on futures are regulated by the CFTC.

Swaps, Caps, Floors and Collars. Each fund may enter into swaps, caps, floors and collars to preserve a return or a spread on a particular investment or portion of its portfolio, to protect against any increase in the price of securities the fund anticipates purchasing at a later date or to attempt to enhance yield or total return. A swap typically involves the exchange by a fund with another party of their respective commitments to pay or receive cash flows, e.g., an exchange of floating rate payments for fixed-rate payments. The purchase of a cap entitles the purchaser, to the extent that a specified index exceeds a predetermined value, to receive payments on a notional principal amount from the party selling the cap. The purchase of a floor entitles the purchaser, to the extent that a specified index falls below a predetermined value, to receive payments on a notional principal amount from the party selling the floor. A collar combines elements of a cap and a floor.

Swap agreements, including caps, floors and collars, can be individually negotiated and structured to include exposure to a variety of different types of investments (such as individual securities, baskets of securities and securities indices) or market factors (such as those listed below). Depending on their structure, swap agreements may increase or decrease the overall volatility of a fund’s investments and its share price and yield because, and to the extent, these agreements affect the fund’s exposure to long- or short-term interest rates, non-U.S. currency values, mortgage-backed or other security values, corporate borrowing rates or other factors such as security prices or inflation rates.

Swap agreements will tend to shift a fund’s investment exposure from one type of investment to another. Caps and floors have an effect similar to buying or writing options.

If a counterparty’s creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses.

Each fund may enter into credit default swap contracts for investment purposes. As the seller in a credit default swap contract, a fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or a non- U.S. corporate issuer, on the debt obligation. In return, the fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, a fund would keep the stream of payments and would have no payment obligations. As the seller, a fund would be subject to investment exposure on the notional amount of the swap which may be significantly larger than the fund’s cost to enter into the credit default swap. A fund may also invest in credit default indices, which are indices that reflect the performance of a basket of credit default swaps, and swaptions on credit default swap indices. (See “Options on Swaps” below.)

Each fund may purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (or, as applicable, a credit downgrade or other indication of financial instability). It would also involve credit risk—that the seller may fail to satisfy its payment obligations to a fund in the event of a default.

A fund may enter into an interest rate swap in an effort to protect against declines in the value of fixed income securities held by the fund. In such an instance, the fund may agree to pay a fixed rate (multiplied by a notional amount) while a counterparty agrees to pay a floating rate (multiplied by the same notional amount). If interest rates rise, resulting in a diminution in the value of the fund’s portfolio, the fund would receive payments under the swap that would offset, in whole or in part, such diminution in value.

The net amount of the excess, if any, of a fund’s obligations over its entitlements with respect to each swap will be accrued on a daily basis, depending on whether a threshold amount (if any) is exceeded, and an amount of cash or liquid assets having an aggregate net asset value approximately equal to the accrued excess will be set aside as cover, as described below. A fund will also maintain collateral with respect to its total obligations under any swaps that are not entered into on a net basis, and will maintain cover as required by SEC guidelines from time to time with respect to caps and floors written by the fund.

Options on Swaps. An option on a swap agreement, or a “swaption,” is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. In return, the purchaser pays a “premium” to the seller of the contract. The seller of the contract receives the premium and bears the risk of unfavorable changes on the underlying swap. A fund may write (sell) and purchase put and call swaptions. A fund may also enter into swaptions on either an asset-based or liability-based basis, depending on whether the fund is hedging its assets or its liabilities. A fund may write (sell) and purchase put and call swaptions to the same extent it may make use of standard options on securities or other instruments. A fund may enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its holdings, as a duration management technique, to protect against an increase in the price of securities the fund anticipates purchasing at a later date, or for any other purposes, such as for speculation to increase returns. Swaptions are generally subject to the same risks involved in the fund’s use of options.

Depending on the terms of the particular option agreement, a fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a fund writes a swaption, upon exercise of the option the fund will become obligated according to the terms of the underlying agreement.

Combined Positions. Each fund may purchase and write options in combination with each other, or in combination with other Financial Instruments, to adjust the risk and return characteristics of its overall position. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Cover. Transactions using Financial Instruments may involve obligations which if not covered could be construed as “senior securities.” Each fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, segregate or set aside on its books cash or liquid assets in the prescribed amount as determined daily. A fund may cover such transactions using other methods permitted under the 1940 Act, orders or releases issued by the SEC thereunder, or no-action letters or other guidance of the SEC staff. Although SEC guidelines on cover are designed to limit the transactions involving Financial Instruments that a fund may be engaged in at any time, the segregation of assets does not reduce the risks to a fund of entering into transactions in Financial Instruments.

Turnover. A fund’s derivatives activities may affect its turnover rate and brokerage commission payments. The exercise of calls or puts written by a fund, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate. Once a fund has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by a fund may also cause the sale of related investments, also increasing turnover; although such exercise is within the fund’s control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put. A fund will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions may be higher than those that would apply to direct purchases or sales.

Forward Commitments and When-Issued Securities

A fund may purchase securities on a “when-issued” or “to be announced” or “forward delivery” basis. The payment obligation and the interest rate that will be received on the “when-issued” securities are fixed at the time the buyer enters into the commitment although settlement, i.e., delivery of and payment for the securities, takes place at a later date. In a “to be announced” transaction, a fund commits to purchase securities for which all specific information is not known at the time of the trade.

Securities purchased on a “when-issued” or “forward delivery” basis are subject to changes in value based upon the market’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. The value of these securities experiences appreciation when interest rates decline and depreciation when interest rates rise. Purchasing securities on a “when-issued” or “forward delivery” basis can involve a risk that the yields available in the market on the settlement date may actually be higher or lower than those obtained in the transaction itself. At the time a fund enters into a “when-issued” or “forward delivery” commitment, the fund will set aside cash or other appropriate liquid securities with a value at least equal to the fund’s obligation under the commitment. A fund’s liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments.

An increase in the percentage of a fund’s assets committed to the purchase of securities on a “when-issued” basis may increase the volatility of its net asset value.

Illiquid Assets

A fund may not purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities and other assets that are illiquid. Illiquid assets are assets that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value at which they are being carried on a fund’s books. These assets include, among others, certain securities that are subject to legal or contractual restrictions on resale, certain derivative products and any repurchase transactions that do not mature within seven days. The fund may not be able to sell illiquid securities and other assets in its portfolio at a time when the sale would be desirable or at a price the fund deems representative of their value. Disposing of illiquid investments may involve time-consuming negotiation and expenses.

Certain restricted securities can be traded freely among qualified purchasers in accordance with Rule 144A under the Securities Act of 1933 (the “1933 Act”). The SEC has stated that an investment company’s board of directors, or its investment adviser acting under authority delegated by the board, may determine that a security eligible for trading under this rule is “liquid.” The Board of Trustees (the “Board”) has delegated to the subadviser authority to determine whether particular securities eligible for trading under Rule 144A are and continue to be “liquid.” Investing in these restricted securities could have the effect of increasing the fund’s illiquidity, however, if qualified purchasers become uninterested in buying these securities.

Repurchase Agreements

Under the terms of a typical repurchase agreement, the fund would acquire one or more underlying debt obligations, frequently obligations issued by the U.S. government or its agencies or instrumentalities, for a relatively short period (typically overnight, although the term of an agreement may be many months), subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon time and price. The repurchase price is typically greater than the purchase price paid by the fund, thereby determining the fund’s yield. A repurchase agreement is similar to, and may be treated as, a secured loan, where the fund loans cash to the counterparty and the loan is secured by the purchased securities as collateral. All repurchase agreements entered into by the fund are required to be collateralized so that at all times during the term of a repurchase agreement, the value of the underlying securities is at least equal to the amount of the repurchase price. Also, the fund or its custodian is required to have control of the collateral, which the subadviser believes will give the fund a valid, perfected security interest in the collateral.

Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the fund’s ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which the fund seeks to assert its right to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the agreement. If the fund enters into a repurchase agreement involving securities the fund could not purchase directly, and the counterparty defaults, the fund may become the holder of securities that it could not purchase. These repurchase agreements may be subject to greater risks. In addition, these repurchase agreements may be more likely to have a term to maturity of longer than seven days.

Repurchase agreements maturing in more than seven days are considered to be illiquid.

Pursuant to an exemptive order issued by the SEC, the fund, along with other affiliated entities managed by the manager, may transfer uninvested cash balances into one or more joint accounts for the purpose of entering into repurchase agreements secured by cash and U.S. government securities, subject to certain conditions.

Borrowings

A fund may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested by the subadviser in other securities or instruments in an effort to increase the fund’s investment returns. Reverse repurchase agreements may be considered to be a type of borrowing.

When a fund invests borrowing proceeds in other securities, the fund will be at risk for any fluctuations in the market value of the securities in which the proceeds are invested. Like other leveraging risks, this makes the value of an investment in a fund more volatile and increases the fund’s overall investment exposure. In addition, if a fund’s return on its investment of the borrowing proceeds does not equal or exceed the interest that a fund is obligated to pay under the terms of a borrowing, engaging in these transactions will lower the fund’s return.

A fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to its borrowing obligations. This could adversely affect the subadviser’s strategy and result in lower fund returns. Interest on any borrowings will be a fund expense and will reduce the value of a fund’s shares.

A fund may borrow on a secured or on an unsecured basis. If a fund enters into a secured borrowing arrangement, a portion of the fund’s assets will be used as collateral. During the term of the borrowing, the fund will remain at risk for any fluctuations in the market value of these assets in addition to any securities purchased with the proceeds of the loan. In addition, a fund may be unable to sell the collateral at a time when it would be advantageous to do so, which could adversely affect the subadviser’s strategy and result in lower fund returns. The fund would also be subject to the risk that the lender may file for bankruptcy, become insolvent, or otherwise default on its obligations to return the collateral to the fund. In the event of a default by the lender, there may be delays, costs and risks of loss involved in a fund’s exercising its rights with respect to the collateral or those rights may be limited by other contractual agreements or obligations or by applicable law.

The 1940 Act requires a fund to maintain an “asset coverage” of at least 300% of the amount of its borrowings, provided that in the event that the fund’s asset coverage falls below 300%, the fund is required to reduce the amount of its borrowings so that it meets the 300% asset coverage threshold within three days (not including Sundays and holidays). Asset coverage means the ratio that the value of the fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that a fund may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Reverse Repurchase Agreements

A reverse repurchase agreement has the characteristics of a secured borrowing by a fund and creates leverage in a fund’s portfolio. In a reverse repurchase transaction, a fund sells a portfolio instrument to another person, such as a financial institution or broker/dealer, in return for cash. At the same time, a fund agrees to repurchase the instrument at an agreed-upon time and at a price that is greater than the amount of cash that the fund received when it sold the instrument, representing the equivalent of an interest payment by the fund for the use of the cash. During the term of the transaction, a fund will continue to receive any principal and interest payments (or the equivalent thereof) on the underlying instruments.

The funds may engage in reverse repurchase agreements as a means of raising cash to satisfy redemption requests or for other temporary or emergency purposes. Unless otherwise limited in the Prospectus or this SAI, each fund may also engage in reverse repurchase agreements to the extent permitted by its fundamental investment policies in order to raise additional cash to be invested by the subadviser in other securities or instruments in an effort to increase the fund’s investment returns.

During the term of the transaction, a fund will remain at risk for any fluctuations in the market value of the instruments subject to the reverse repurchase agreement as if it had not entered into the transaction. When a fund reinvests the proceeds of a reverse repurchase agreement in other securities, the fund will also be at risk for any fluctuations in the market value of the securities in which the proceeds are invested. Like other leveraging risks, this makes the value of an investment in a fund more volatile and increases the fund’s overall investment exposure. In addition, if a fund’s return on its investment of the proceeds of the reverse repurchase agreement does not equal or exceed the implied interest that it is obligated to pay under the reverse repurchase agreement, engaging in the transaction will lower the fund’s return.

When a fund enters into a reverse repurchase agreement, it is subject to the risk that the buyer under the agreement may file for bankruptcy, become insolvent, or otherwise default on its obligations to the fund. In the event of a default by the counterparty, there may be delays, costs and risks of loss involved in a fund’s exercising its rights under the agreement, or those rights may be limited by other contractual agreements or obligations or by applicable law.

In addition, a fund may be unable to sell the instruments subject to the reverse repurchase agreement at a time when it would be advantageous to do so, or may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to its obligations under a reverse repurchase agreement. This could adversely affect the subadviser’s strategy and result in lower fund returns. At the time a fund enters into a reverse repurchase agreement, the fund is required to set aside cash or other appropriate liquid securities in the amount of the fund’s obligation under the reverse repurchase agreement or take certain other actions in accordance with SEC guidelines, which may affect a fund’s liquidity and ability to manage its assets. Although complying with SEC guidelines would have the effect of limiting the amount of fund assets that may be committed to reverse repurchase agreements and other similar transactions at any time, it does not otherwise mitigate the risks of entering into reverse repurchase agreements.

Subordinated Securities

A fund may invest in securities which are subordinated or “junior” to more senior securities of the issuer, or which represent interests in pools of such subordinated or junior securities. Such securities may include so-called “high yield” or “junk” bonds (i.e., bonds that are rated below investment grade by a rating agency or that are determined by the subadviser to be of equivalent quality) and preferred stock. Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). As a result, subordinated or junior securities will be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer.

Europe—Recent Events

A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and without Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro, the common currency of the European Union, and/or withdraw from the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching. Even though the funds do not generally invest in securities of issuers located in Europe, these events could negatively affect the value and liquidity of the funds’ investments due to the interconnected nature of the global economy and capital markets. A fund may also be susceptible to these events to the extent that the fund invests in municipal obligations with credit support by non-U.S. financial institutions.

Short-Term Trading

Fund transactions will be undertaken principally to accomplish a fund’s investment objective in relation to anticipated movements in the general level of interest rates, but a fund may also engage in short-term trading consistent with its investment objective.

New Investment Products

New types of mortgage-backed and asset-backed securities, derivative instruments, hedging instruments and other securities or instruments are developed and marketed from time to time. Consistent with its investment limitations, a fund expects to invest in those new types of securities and instruments that its subadviser believes may assist the fund in achieving its investment objective.

Alternative Investment Strategies and Temporary Investments

At times the subadviser may judge that conditions in the securities markets make pursuing a fund’s typical investment strategy inconsistent with the best interest of its shareholders. At such times, the subadviser may temporarily use alternative strategies, primarily designed to reduce fluctuations in the value of a fund’s assets. In implementing these defensive strategies, a fund may invest without limit in securities that the subadviser believes present less risk to the fund, including equity securities, debt and fixed income securities, preferred stocks, U.S. government and agency obligations, cash or money market instruments, certificates of deposit, demand and time deposits, bankers’ acceptances or other securities the subadviser considers consistent with such defensive strategies, such as, but not limited to, options, futures, warrants or swaps. During periods in which such strategies are used, the duration of a fund may diverge from the duration range for that fund disclosed in its Prospectus (if applicable). It is impossible to predict when, or for how long, a fund will use these alternative strategies. As a result of using these alternative strategies, a fund may not achieve its investment objective.

Non-Diversified Classification

A diversified fund may not purchase securities of an issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, with respect to 75% of its total assets, (a) more than 5% of the fund’s total assets would be invested in securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer. Each fund is currently classified as a non-diversified fund under the 1940 Act. A non-diversified fund can invest a greater portion of its assets in a single issuer or a limited number of issuers than may a diversified fund. In this regard, a non-diversified fund is subject to greater risk than a diversified fund. Under the 1940 Act, a fund may change its classification from non-diversified to diversified without shareholder approval.

Ratings as Investment Criteria

In general, the ratings of nationally recognized statistical rating organizations (“NRSROs”) represent the opinions of these agencies as to the quality of securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality and do not evaluate the market value risk of the securities. These ratings will be used by the fund as initial criteria for the selection of portfolio securities, but the fund also will rely upon the independent advice of the subadviser to evaluate potential investments. Among the factors that will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. Appendix A to this SAI contains further information concerning the rating categories of NRSROs and their significance.

If a security is rated by different agencies and receives different ratings from these agencies, the fund will treat the security as being rated in the highest rating category received from an agency.

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the subadviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults, the investors in a security held by a fund may become the holders of underlying assets. In that case, the fund may become the holder of securities that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

Duration

For the simplest fixed income securities, “duration” indicates the average time at which the security’s cash flows are to be received. For simple fixed income securities with interest payments occurring prior to the payment of principal, duration is always less than maturity. For example, a current coupon “bullet” bond with a maturity of 3.5 years (i.e., a bond that pays interest at regular intervals and that will have a single principal payment of the entire principal amount in 3.5 years) might have a duration of approximately three years. In general, the lower the stated or coupon rate of interest of a fixed income security, the closer its duration will be to its final maturity; conversely, the higher the stated or coupon rate of interest of a fixed income security, the shorter its duration will be compared to its final maturity.

Determining duration becomes more complex when fixed income security features like floating or adjustable coupon payments, optionality (for example, the right of the issuer to prepay or call the security), and structuring (for example, the right of the holders of certain securities to receive priority as to the issuer’s cash flows) are considered. The calculation of “effective duration” attempts to take into account optionality and other complex features. Generally, the longer the effective duration of a security, the greater will be the expected change in the percentage price of the security with respect to a change in the security’s own yield. By way of illustration, a security with an effective duration of 3.5 years might normally be expected to go down in price by 35 basis points if its yield goes up by 10 basis points, while another security with an effective duration of 4.0 years might normally be expected to go down in price by 40 basis points if its yield goes up by 10 basis points.

The assumptions that are made about a security’s features and options when calculating effective duration may prove to be incorrect. For example, many mortgage pass-through securities may have stated final maturities of 30 years, but current prepayment rates, which can vary widely under different economic conditions, may have a large influence on the pass-through security’s response to changes in yield. In these situations, the subadviser may consider other analytical techniques that seek to incorporate the security’s additional features into the determination of its response to changes in its yield.

A security may change in price for a variety of reasons. For example, floating rate securities may have final maturities of ten or more years, but their effective durations will tend to be very short. If there is an adverse credit event, or a perceived change in the issuer’s creditworthiness, these securities could experience a far greater negative price movement than would be predicted by the change in the security’s yield in relation to its effective duration.

As a result, investors should be aware that effective duration is not an exact measurement and may not reliably predict a security’s price sensitivity to changes in yield or interest rates.

Lending of Portfolio Securities

Consistent with applicable regulatory requirements, a fund may lend portfolio securities to brokers, dealers and other financial organizations meeting capital and other credit requirements or other criteria established by the Board. Loans of securities will be secured continuously by collateral in cash, cash equivalents, or U.S. government obligations maintained on a current basis at an amount at least equal to the market value of the securities loaned. Cash collateral received by a fund will be invested in high quality short-term instruments, or in one or more funds maintained by the lending agent for the purpose of investing cash collateral. During the term of the loan, the fund will continue to have investment risk with respect to the security loaned, as well as risk with respect to the investment of the cash collateral. Either party has the right to terminate a loan at any time on customary industry settlement notice (which will not usually exceed three business days). During the existence of a loan, the fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and, with respect to cash collateral, will receive any income generated by the fund’s investment of the collateral (subject to a rebate payable to the borrower and a percentage of the income payable to the lending agent). Where the borrower provides a fund with collateral other than cash, the borrower is also obligated to pay the fund a fee for use of the borrowed securities. The fund does not have the right to vote any securities having voting rights during the existence of the loan, but would retain the right to call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially. In addition, a fund could suffer loss if the loan terminates and the fund is forced to liquidate investments at a loss in order to return the cash collateral to the buyer. If the subadviser determines to make loans, it is not intended that the value of the securities loaned by the fund would exceed 33 1/3% of the value of its net assets.

The funds do not currently intend to engage in securities lending, although they may engage in transactions (such as reverse repurchase agreements) which have similar characteristics.

Cybersecurity Risk

With the increased use of technologies such as the Internet to conduct business, a fund is susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber incidents affecting a fund’s manager, subadviser and other service providers (including, but not limited to, fund accountants, custodians, transfer agents and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with a fund’s ability to calculate its NAV, impediments to trading, the inability of fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. Similar adverse consequences could result from cyber incidents affecting issuers of securities in which a fund invests, counterparties with which a fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and service providers for fund shareholders) and other parties. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While a fund’s service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, a fund cannot control the cyber security plans and systems put in place by its service providers or any other third parties whose operations may affect the fund or its shareholders. The fund and its shareholders could be negatively impacted as a result.

Redemption Risk

A fund may experience periods of heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. Redemption risk is greater to the extent that a fund has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. In addition, redemption risk is heightened during periods of overall market turmoil. The redemption by one or more large shareholders of their holdings in a fund could hurt performance and/or cause the remaining shareholders in the fund to lose money. Further, if one decision maker has control of fund shares owned by separate fund shareholders, including clients or affiliates of the fund’s investment manager, redemptions by these shareholders may further increase the fund’s redemption risk. If the fund is forced to liquidate its assets under unfavorable conditions or at inopportune times, the value of your investment could decline.

Commodity Exchange Act Regulation

Each fund is operated by persons who have claimed an exclusion, granted to operators of registered investment companies like the funds, from registration as a “commodity pool operator” with respect to the funds under the Commodity Exchange Act (the “CEA”), and, therefore, are not subject to registration or regulation with respect to the funds under the CEA. As a result, a fund is limited in its ability to trade instruments subject to the CFTC’s jurisdiction, including commodity futures (which include futures on broad-based securities indexes, interest rate futures and currency futures), options on commodity futures, certain swaps or other investments (whether directly or indirectly through investments in other investment vehicles).

Under this exclusion, a fund must satisfy one of the following two trading limitations whenever it enters into a new commodity trading position: (1) the aggregate initial margin and premiums required to establish the fund’s positions in CFTC-regulated instruments may not exceed 5% of the liquidation value of the fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments); or (2) the aggregate net notional value of such instruments, determined at the time the most recent position was established, may not exceed 100% of the liquidation value of the fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). The fund would not be required to consider its exposure to such instruments if they were held for “bona fide hedging” purposes, as such term is defined in the rules of the CFTC. In addition to meeting one of the foregoing trading limitations, a fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the markets for CFTC-regulated instruments.

INVESTMENT POLICIES

Each fund has adopted the fundamental and non-fundamental investment policies below for the protection of shareholders. Fundamental investment policies of a fund may not be changed without the vote of a majority of the outstanding voting securities of the fund, defined under the 1940 Act as the lesser of (a) 67% or more of the voting securities of the fund present at a shareholder meeting, if the holders of more than 50% of the voting securities of the fund are present in person or represented by proxy, or (b) more than 50% of the voting securities of the fund. The Board may change non-fundamental investment policies at any time.

If any percentage restriction described below is complied with at the time of an investment, a later increase or decrease in the percentage resulting from a change in values or assets will not constitute a violation of such restriction.

Each fund’s investment objective is non-fundamental.

Fundamental Investment Policies

Each fund’s fundamental investment policies are as follows:

1. The fund may not borrow money except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

2. The fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

3. The fund may lend money or other assets to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

4. The fund may not issue senior securities except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

5. The fund may not purchase or sell real estate except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

6. The fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

7. Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, the fund may not make any investment if, as a result, the fund’s investments will be concentrated in any one industry.

8. Under normal circumstances, the fund invests at least 80% of its assets in its state’s investment grade municipal securities or other investments with similar economic characteristics.

With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes. (A fund’s total assets include the amounts being borrowed.) To limit the risks attendant to borrowing, the 1940 Act requires the fund to maintain an “asset coverage” of at least 300% of the amount of its borrowings, provided that in the event that the fund’s asset coverage falls below 300%, the fund is required to reduce the amount of its borrowings so that it meets the 300% asset coverage threshold within three days (not including Sundays and holidays). Asset coverage means the ratio that the value of the fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowing, and thus subject to the 1940 Act restrictions. Borrowing money to increase portfolio holdings is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of a fund’s shares to be more volatile than if the fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, a fund may have to sell securities at a time and at a price that is unfavorable to the fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate a fund’s net investment income in any given period. Currently, no fund contemplates borrowing money for leverage, but if a fund does so, it will not likely do so to a substantial degree. The policy in (1) above will be interpreted to permit a fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.

With respect to the fundamental policy relating to underwriting set forth in (2) above, the 1940 Act does not prohibit a fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the fund’s underwriting commitments, when added to the value of the fund’s investments in issuers where the fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the 1933 Act. Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a fund investing in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause a fund to be engaged in the business of underwriting, the policy in (2) above will be interpreted not to prevent the fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the fund may be considered to be an underwriter under the 1933 Act.

With respect to the fundamental policy relating to lending set forth in (3) above, the 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) While lending securities may be a source of income to a fund, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when the fund’s manager or a subadviser believes the income justifies the attendant risks. Each fund also will be permitted by this policy to make loans of money, including to other funds. A fund would have to obtain exemptive relief from the SEC to make loans to other funds. The policy in (3) above will be interpreted not to prevent a fund from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, “senior securities” are defined as fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits a fund from issuing senior securities, except that the fund may borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose. A fund also may borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a fund can increase the speculative character of the fund’s outstanding shares through leveraging. Leveraging of a fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the fund’s net assets remain the same, the total risk to investors is increased to the extent of the fund’s gross assets. The policy in (4) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

With respect to the fundamental policy relating to real estate set forth in (5) above, the 1940 Act does not prohibit a fund from owning real estate; however, a fund is limited in the amount of illiquid assets it may purchase. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. To the extent that investments in real estate are considered illiquid, the current SEC staff position generally limits a fund’s purchases of illiquid securities to 15% of net assets. The policy in (5) above will be interpreted not to prevent a fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.

With respect to the fundamental policy relating to commodities set forth in (6) above, the 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, the current SEC staff position generally limits a fund’s purchases of illiquid securities to 15% of net assets. If a fund were to invest in a physical commodity or a physical commodity-related instrument, the fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The policy in (6) above will be interpreted to permit investments in exchange traded funds that invest in physical and/or financial commodities.

With respect to the fundamental policy relating to concentration set forth in (7) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry. The policy in (7) above will be interpreted to refer to concentration as that term may be interpreted from time to time. In addition, the term industry will be interpreted to include related group of industries. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. The policy also will be interpreted to give broad authority to the fund as to how to classify issuers within or among industries or groups of industries. The funds have been advised by the staff of the SEC that the staff currently views securities issued by a foreign government to be in a single industry for purposes of calculating applicable limits on concentration.

With respect to the fundamental policy relating to investments in municipal securities set forth in (8) above, each fund considers any investment in municipal securities that pay interest subject to the AMT as part of the 80% of the fund’s assets to be invested in municipal securities.

The funds’ fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

Non-fundamental Investment Policy

Each fund has adopted the following non-fundamental investment policy:

If at any time another registered open-end investment company that is part of the same group of investment companies as the fund invests in the fund in reliance upon the provisions of subparagraph (G) of Section 12(d)(1) of the 1940 Act, the fund will not invest in other registered open-end investment companies and registered unit investment trusts in reliance upon the provisions of subparagraphs (G) or (F) of Section 12(d)(1) of the 1940 Act.

Portfolio Turnover

For reporting purposes, each fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the fund during the fiscal year. In determining such portfolio turnover, all securities whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in a fund’s investment portfolio (other than short-term money market securities) were replaced once during the fiscal year.

In the event that portfolio turnover increases, this increase necessarily results in correspondingly greater transaction costs which must be paid by a fund. To the extent the portfolio trading results in realization of capital gains, shareholders will receive distributions of such gains in the form of a taxable ordinary or capital gain dividend.

Portfolio turnover will not be a limiting factor should the subadviser deem it advisable to purchase or sell securities.

For the fiscal years ended November 30, 2013 and November 30, 2014, each fund’s portfolio turnover rates were as follows:

Fund	2013 (%)	2014 (%)
California Fund	16	11
New York Fund	13	9

MANAGEMENT

The business and affairs of the funds are conducted by management under the supervision and subject to the direction of its Board. The business address of each Trustee (including each Trustee of the funds who is not an “interested person” of the funds (an “Independent Trustee”)) is c/o Kenneth D. Fuller, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the funds is set forth below.

Name and Year of Birth	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past 5 Years
Independent Trustees#:

Elliott J. Berv Born 1943	Trustee	Since 1989	President and Chief Executive Officer, Catalyst (consulting) (since 1984); formerly, Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005)	55	None

Jane F. Dasher Born 1949	Trustee	Since 1999	Chief Financial Officer, Long Light Capital, LLC, formerly known as Korsant Partners, LLC (a family investment company) (since 1997)	55	None

Mark T. Finn Born 1943	Trustee	Since 1989	Adjunct Professor, College of William & Mary (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988); Principal/Member, Balvan Partners (investment management) (2002 to 2009)	55	None

Name and Year of Birth	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past 5 Years
Stephen Randolph Gross Born 1947	Trustee	Since 1986	Chairman Emeritus (since 2011) and formerly, Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (1974 to 2011); Executive Director of Business Builders Team, LLC (since 2005); Principal, Gross Consulting Group, LLC (since 2011); CEO, Gross Capital Advisors, LLC (since 2011); CEO, Trusted CFO Solutions, LLC (since 2011)	55	None

Richard E. Hanson, Jr. Born 1941	Trustee	Since 1985	Retired; formerly, Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (1996 to 2000)	55	None

Diana R. Harrington Born 1940	Trustee and Chair of the Board	Since 1992 (Chair of the Board since 2013)	Babson Distinguished Professor of Finance, Babson College (since 1992)	55	None

Name and Year of Birth	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past 5 Years
Susan M. Heilbron Born 1945	Trustee	Since 1994	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); formerly, General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); formerly, Senior Vice President, New York State Urban Development Corporation (1984 to 1986); formerly, Associate, Cravath, Swaine & Moore LLP (1980 to 1984) and (1977 to 1979)	55	Formerly, Director, Lincoln Savings Bank, FSB (1991 to 1994); formerly, Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); formerly, Director, Alexander’s Inc. (department store) (1987 to 1990)

Susan B. Kerley Born 1951	Trustee	Since 1992	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)	55	Director and Trustee (since 1990) and formerly, Chairman (2005 to 2012) of various series of MainStay Family of Funds (66 funds); Investment Company Institute (ICI) Board of Governors (since 2006); ICI Executive Committee (since 2011); Chairman of the Independent Directors Council (since 2012)

Name and Year of Birth	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past 5 Years
Alan G. Merten Born 1941	Trustee	Since 1990	President Emeritus (since 2012) and formerly, President, George Mason University (1996 to 2012)	55	Director Emeritus (since 2012) and formerly, Director, Cardinal Financial Corporation (2006 to 2012); Trustee, First Potomac Realty Trust (since 2005); Director, DeVry Inc. (educational services) (since 2012); formerly, Director, Xybernaut Corporation (information technology) (2004 to 2006); formerly, Director, Digital Net Holdings, Inc. (2003 to 2004); formerly, Director, Comshare, Inc. (information technology) (1985 to 2003)

R. Richardson Pettit Born 1942	Trustee	Since 1990	Retired; formerly, Duncan Professor of Finance, University of Houston (1977 to 2006); previous academic or management positions include: University of Washington, University of Pennsylvania and Purdue University	55	None

Name and Year of Birth	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past 5 Years
Interested Trustee and Officer:

Kenneth D. Fuller† Born 1958	Trustee, President and Chief Executive Officer	Since 2013	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2013); Officer and/or Trustee/Director of 157 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2013); President and Chief Executive Officer of LMPFA (since 2013); President and Chief Executive Officer of LM Asset Services, LLC (“LMAS”) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (formerly registered investment advisers) (since 2013); formerly, Senior Vice President of LMPFA (2012 to 2013); formerly, Director of Legg Mason & Co. (2012 to 2013); formerly, Vice President of Legg Mason & Co. (2009 to 2012); formerly, Vice President—Equity Division of T. Rowe Price Associates (1993 to 2009), as well as Investment Analyst and Portfolio Manager for certain asset allocation accounts (2004 to 2009)	147	None

#	Trustees who are not “interested persons” of the funds within the meaning of Section 2(a) (19) of the 1940 Act.
*	Each Trustee serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.
**	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex.
†	Mr. Fuller is an “interested person” of the funds, as defined in the 1940 Act, because of his position with LMPFA and/or certain of its affiliates.

Name, Year of Birth and Address	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years
Additional Officers:

Ted P. Becker Born 1951 620 Eighth Avenue 49th Floor New York, NY 10018	Chief Compliance Officer	Since 2007	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

Susan Kerr Born 1949 620 Eighth Avenue 49th Floor New York, NY 10018	Chief Anti-Money Laundering Compliance Officer	Since 2013	Assistant Vice President of Legg Mason & Co. and LMIS (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); formerly, AML Consultant, Rabobank Netherlands, (2009); formerly, First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

Vanessa A. Williams Born 1979 100 First Stamford Place 6th Floor Stamford, CT 06902	Identity Theft Prevention Officer	Since 2011	Vice President of Legg Mason & Co. (since 2012); Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (2011 to 2013); formerly, Senior Compliance Officer of Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)

Robert I. Frenkel Born 1954 100 First Stamford Place 6th Floor Stamford, CT 06902	Secretary and Chief Legal Officer	Since 2007	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Name, Year of Birth and Address	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years
Thomas C. Mandia Born 1962 100 First Stamford Place 6th Floor Stamford, CT 06902	Assistant Secretary	Since 2007	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LMAS (since 2002) and LMFAM (since 2013)

Richard F. Sennett Born 1970 100 International Drive 7th Floor Baltimore, MD 21202	Principal Financial Officer	Since 2011	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Steven Frank Born 1967 620 Eighth Avenue 49th Floor New York, NY 10018	Treasurer	Since 2014	Vice President of Legg Mason & Co. and Legg Mason & Co. predecessors (since 2002); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Jeanne M. Kelly Born 1951 620 Eighth Avenue 49th Floor New York, NY 10018	Senior Vice President	Since 2007	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006) and LMFAM (since 2013); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

*	Each officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.
**	Indicates the earliest year in which the officer took such office.

Each of the Trustees, except for Mr. Fuller, previously served as a trustee or director of certain predecessor funds in the Legg Mason-sponsored fund complex, and each Trustee, except for Mr. Fuller, was thus initially selected by the board of the applicable predecessor funds. In connection with a restructuring of the fund complex completed in 2007, the Board was established to oversee mutual funds in the fund complex that invest primarily in fixed income securities, including the funds, with a view to ensuring continuity of representation by board members of predecessor funds on the Board and in order to establish a Board with experience in and focused on overseeing fixed income mutual funds, which experience would be further developed and enhanced over time.

In connection with the restructuring, the Independent Trustees were selected to join the Board based upon the following as to each Board Member: his or her contribution as a board member of predecessor funds; such person’s character and integrity; such person’s willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; the fact that such person’s service would be consistent with the requirements of the retirement policies of the Trust; and his or her status as not being an “interested person” as defined in the 1940 Act. Mr. Fuller was selected to join the Board based upon the following: character and integrity; willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; the fact that service as a Trustee would be consistent with requirements of the Trust’s retirement policies, and his status as a representative of Legg Mason.

The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Board possesses the requisite skills and attributes. The Board believes that the Trustees’ ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the manager, subadviser, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties, support this conclusion. The Board has also considered the contributions that each Trustee can make to the Board and the funds, as well as the perspectives gained from the Independent Trustees’ service on the board of the applicable predecessor funds. In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee: Mr. Berv, experience as a chief executive officer and board member of various businesses and organizations and organizational consulting experience; Ms. Dasher, experience as a chief financial officer of a private investment company; Mr. Finn, investment management experience as an executive, consultant and portfolio manager; Mr. Gross, accounting background and experience as an officer and board member of various organizations; Mr. Hanson, experience in academic leadership; Dr. Harrington, background in investment and finance; Ms. Heilbron, legal background and experience, business and consulting experience and experience as a board member of public companies; Ms. Kerley, investment consulting experience and background and mutual fund board experience; Dr. Merten, academic leadership experience, background in investments and finance, and board experience; Dr. Pettit, economic and finance background and academic management experience; and Mr. Fuller, investment management and risk oversight experience as an executive and portfolio manager and leadership roles within Legg Mason and affiliated entities and another investment advisory firm. References to the qualifications, attributes and skills of Trustees are pursuant to requirements of the Securities and Exchange Commission, do not constitute holding out of the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

The Board is responsible for overseeing the management and operations of the funds. Mr. Fuller is an interested person of the funds. Independent Trustees constitute more than 75% of the Board. Dr. Harrington serves as Chair of the Board.

The Board has three standing committees: the Audit Committee, Nominating and Governance Committee (referred to as the Governance Committee), and Investment and Performance Committee (referred to as the Performance Committee). Each of the Audit, Governance and Performance Committees is chaired by an Independent Trustee and composed of all of the Independent Trustees. Where deemed appropriate, the Board constitutes ad hoc committees.

The Chair of the Board and the chairs of the Audit, Governance and Performance Committees work with the Chief Executive Officer of the Trust to set the agendas for Board and committee meetings. The Chair of the Board also serves as a key point person for dealings between management and the other Independent Trustees. As noted below, through the committees the Independent Trustees consider and address important matters involving the funds, including those presenting conflicts or potential conflicts of interest for management. The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel. The Board has determined that its committees help ensure that the funds have effective and independent governance and oversight. The Board also has determined that its leadership structure, in which the Chair of the Board is not affiliated with Legg Mason, is appropriate. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from management, including each fund’s subadviser.

The Audit Committee oversees, among other things, the scope of each fund’s audit, each fund’s accounting and financial reporting policies and practices and the internal controls over financial accounting and reporting. The primary purposes of the Board’s Audit Committee are to assist the Board in fulfilling its responsibility for oversight of the integrity of the accounting, auditing and financial reporting practices of each fund, and the qualifications and independence of each fund’s independent registered public accounting firm. The Audit Committee approves, and recommends to the Independent Trustees for their ratification, the selection, appointment, retention or termination of each fund’s independent registered public accounting firm and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to each fund by the independent registered public accounting firm and all permissible non-audit services provided by each fund’s independent registered public accounting firm to its manager and any affiliated service providers if the engagement relates directly to each fund’s operations and financial reporting.

The Governance Committee is the forum for consideration of a number of issues required to be considered separately by independent trustees of mutual funds, including, among other things, recommending candidates to fill vacancies on the Board. The Governance Committee also considers issues that the Independent Trustees believe it is advisable for them to consider separately. When addressing vacancies, the Governance Committee may consider nominees recommended by a shareholder. Shareholders who wish to recommend a nominee should send recommendations to the Trust’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Trustees. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders.

The Governance Committee also identifies potential nominees through its network of contacts and may also engage, if it deems appropriate, a professional search firm. The committee meets to discuss and consider such candidates’ qualifications and then chooses a candidate by majority vote. The committee does not have specific, minimum qualifications for nominees, nor has it established specific qualities or skills that it regards as necessary for one or more of the Trustees to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard). However, in evaluating a person as a potential nominee to serve as a Trustee, the Governance Committee may consider the following factors, among any others it may deem relevant:

•	whether or not the person is an “interested person,” as defined in the 1940 Act, and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee;

•

whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with fund management, the investment adviser, service providers or their affiliates;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

•

the contribution which the person can make to the Board (or, if the person has previously served as a Trustee, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person’s business and professional experience, education and such other factors as the committee may consider relevant;

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Trustee;

•	the character and integrity of the person; and

•	whether or not the selection and nomination of the person would be consistent with the requirements of the retirement policies of the Trust, as applicable.

The Performance Committee is charged with, among other things, reviewing investment performance. The Performance Committee also assists the Board in fulfilling its responsibility for the review and negotiation of each fund’s investment management and subadvisory arrangements.

As an integral part of its responsibility for oversight of the funds in the interests of shareholders, the Board oversees risk management of each fund’s investment programs and business affairs. The Board has emphasized to each fund’s manager and subadviser the importance of maintaining vigorous risk management. The manager and the subadviser also have their own independent interest in risk management and in maintaining risk management programs. Oversight of the risk management process is part of the Board’s general oversight of each fund and its service providers. The Board exercises oversight of the risk management process primarily through the Performance Committee and the Audit Committee, and through oversight by the Board itself.

The funds face a number of risks, such as investment risk, counterparty risk, valuation risk, reputational risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the funds. Under the overall oversight of the Board or the applicable committee, the funds, or the manager, each fund’s subadviser, and the affiliates of the manager and the subadviser, or other service providers to each fund employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur.

Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including each fund’s and the manager’s CCO and the manager’s chief risk officer, as well as various personnel of the subadviser and other service providers such as each fund’s independent accountants, also make periodic reports to the Performance Committee or Audit Committee or to the Board, pursuant to the committee’s or Board’s request, with respect to various aspects of risk management, as well as events and circumstances that have arisen and responses thereto.

The Board recognizes that not all risks that may affect the funds can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve each fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations.

The Board met 4 times during the funds’ fiscal year ended November 30, 2014. Each of the Audit, Governance and Performance Committees met 4 times during the funds’ last fiscal year.

The following table shows the amount of equity securities owned by the Trustees in each fund and other investment companies in the fund complex overseen by the Trustees as of December 31, 2014.

Name of Trustee	Dollar Range of Equity Securities in New York Fund ($)	Dollar Range of Equity Securities in California Fund ($)	Aggregate Dollar Range of Equity Securities in Registered Investment Companies Overseen by Trustee ($)
Independent Trustees:
Elliott J. Berv	None	None	None
Jane F. Dasher	None	None	Over 100,000
Mark T. Finn	None	None	Over 100,000
Stephen Randolph Gross	None	None	None
Richard E. Hanson, Jr.	None	None	Over 100,000

Name of Trustee	Dollar Range of Equity Securities in New York Fund ($)	Dollar Range of Equity Securities in California Fund ($)	Aggregate Dollar Range of Equity Securities in Registered Investment Companies Overseen by Trustee ($)
Diana R. Harrington	None	None	Over 100,000
Susan M. Heilbron	None	None	Over 100,000
Susan B. Kerley	None	None	Over 100,000
Alan G. Merten	None	None	Over 100,000
R. Richardson Pettit	None	None	Over 100,000

Interested Trustee:
Kenneth D. Fuller	None	None	Over 100,000

As of December 31, 2014, none of the Independent Trustees or their immediate family members owned beneficially or of record any securities of the funds’ manager, subadviser or distributor, or of a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the manager, subadviser or distributor of the funds.

Information regarding compensation paid by each fund to its Board is set forth below. The Independent Trustees receive a fee for each meeting of the Board and committee meetings attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Mr. Fuller, an “interested person,” as defined in the 1940 Act, does not receive compensation from the funds for his service as Trustee, but may be reimbursed for all out-of-pocket expenses relating to attendance at such meetings.

Each fund pays a pro rata share of the Trustee fees based upon asset size. Prior to January 1, 2014, each fund paid each of the Trustees who is not a director, officer or employee of the manager or any of its affiliates its pro rata share of: an annual fee of $160,000, plus $20,000 for each regularly scheduled Board meeting attended in person. As of January 1, 2014, each fund pays each of the Trustees who is not a director, officer or employee of the manager or any of its affiliates its pro rata share of: an annual fee of $180,000, plus $20,000 for each regularly scheduled Board meeting attended in person. Each fund pays a pro rata share of $75,000 to the Independent Trustee serving as Chair to the Board. Each fund pays each of the Trustees who is not a director, officer or employee of the manager or any of its affiliates its pro rata share of $1,500 for certain telephonic Board and committee meetings in which that Trustee participates. Each of the Chairs of the Audit Committee, the Performance Committee and the Governance Committee receives an additional $15,000 per year. Each of the other members of the Performance Committee receives an additional $10,000 per year in connection with the annual consideration of the funds’ advisory, subadvisory and distribution arrangements.

Information regarding compensation paid to the Trustees is shown below:

Name of Trustee	Aggregate Compensation for Fiscal Year Ended November 30, 2014 ($)		Total Pension or Retirement Benefits Paid as Part of Fund Expenses for Fiscal Year Ended November 30, 2014(3) ($)	Total Compensation from Fund Complex Paid to Trustee for Calendar Year Ended December 31, 2014 ($)	Number of Portfolios in Fund Complex Overseen by Trustee for Fiscal Year Ended November 30, 2014
	California Fund	New York Fund
Independent Trustees:
Elliott J. Berv	244	338	None	295,000	55
A. Benton Cocanougher(1)	0	0	None	None	55
Jane F. Dasher	231	320	None	280,000	55
Mark T. Finn	230	319	None	280,000	55
Stephen Randolph Gross	230	319	None	280,000	55
Richard E. Hanson, Jr	230	319	None	280,000	55
Diana R. Harrington	297	411	None	355,000	55

Name of Trustee	Aggregate Compensation for Fiscal Year Ended November 30, 2014 ($)		Total Pension or Retirement Benefits Paid as Part of Fund Expenses for Fiscal Year Ended November 30, 2014(3) ($)	Total Compensation from Fund Complex Paid to Trustee for Calendar Year Ended December 31, 2014 ($)	Number of Portfolios in Fund Complex Overseen by Trustee for Fiscal Year Ended November 30, 2014
	California Fund	New York Fund
Susan M. Heilbron	230	319	None	280,000	55
Susan B. Kerley	235	326	None	285,000	55
Alan G. Merten	230	319	None	280,000	55
R. Richardson Pettit	244	338	None	295,000	55

Interested Trustee:
Kenneth D. Fuller(2)	None	None	None	None	149

(1)	Effective December 31, 2013, Dr. Cocanougher retired as a Trustee.
(2)	Mr. Fuller is not compensated for his services as a Trustee, because of his affiliations with the manager.
(3)	Pursuant to prior retirement plans, California Fund and New York Fund made payments to former trustees for the fiscal year ended November 30, 2014 of $181 and $287, respectively.

Officers of the funds receive no compensation from the funds , although they may be reimbursed by the funds for reasonable out-of-pocket travel expenses for attending Board meetings.

As of February 27, 2015, the Trustees and officers of the funds, as a group, owned less than 1% of the outstanding shares of each fund.

To the knowledge of the funds, as of February 27, 2015, the following shareholders owned or held of record 5% or more, as indicated, of the outstanding shares of each fund:

Fund/Class	Name and Address	Percent of Class (%)
CALIFORNIA FUND/A	MORGAN STANLEY & CO INC ATTN MUTUAL FUNDS OPERATIONS HARBORSIDE FINANCIAL CENTER PLAZA TWO JERSEY CITY NJ 07311	49.81

CALIFORNIA FUND/A	BNY MELLON INVESTMENT SERVICING (US) INC FBO PRIMERICA FINANCIAL SERVICES 760 MOORE RD KING OF PRUSSIA PA 19406-1212	11.08

CALIFORNIA FUND/A	FIRST CLEARING, LLC 2801 MARKET STREET SAINT LOUIS, MO 63103	7.40

CALIFORNIA FUND/A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905	6.76

CALIFORNIA FUND/A	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	5.48

Fund/Class	Name and Address	Percent of Class (%)
CALIFORNIA FUND/C	MORGAN STANLEY & CO INC ATTN MUTUAL FUNDS OPERATIONS HARBORSIDE FINANCIAL CENTER PLAZA TWO JERSEY CITY NJ 07311	47.1

CALIFORNIA FUND/C	FIRST CLEARING, LLC 2801 MARKET STREET SAINT LOUIS, MO 63103	11.83

CALIFORNIA FUND/C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	8.52

CALIFORNIA FUND/C	UBS WM USA OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	8.41

CALIFORNIA FUND/C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	6.41

CALIFORNIA FUND/C	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	5.01

CALIFORNIA FUND/I	MORGAN STANLEY & CO INC ATTN MUTUAL FUNDS OPERATIONS HARBORSIDE FINANCIAL CENTER PLAZA TWO JERSEY CITY NJ 07311	35.09

CALIFORNIA FUND/I	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	25.1

CALIFORNIA FUND/I	UBS WM USA OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	18.05

CALIFORNIA FUND/I	RBC CAPITAL MARKETS, LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATT MUTL FD OPS MANAGER 510 MARQUETTE AVE SOUTH MINNEAPOLIS MN 55402-1110	6.83

Fund/Class	Name and Address	Percent of Class (%)
CALIFORNIA FUND/I	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	6.2215

CALIFORNIA FUND/I	FIRST CLEARING, LLC 2801 MARKET STREET SAINT LOUIS, MO 63103	5.2529

NEW YORK FUND/A	MORGAN STANLEY & CO INC ATTN MUTUAL FUNDS OPERATIONS HARBORSIDE FINANCIAL CENTER PLAZA TWO JERSEY CITY NJ 07311	51.1023

NEW YORK FUND/A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	14.8465

NEW YORK FUND/A	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	7.7435

NEW YORK FUND/A	UBS WM USA OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	7.1832

NEW YORK FUND/A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	5.0965

NEW YORK FUND/C	MORGAN STANLEY & CO INC ATTN MUTUAL FUNDS OPERATIONS HARBORSIDE FINANCIAL CENTER PLAZA TWO JERSEY CITY NJ 07311	36.5872

NEW YORK FUND/C	FIRST CLEARING, LLC 2801 MARKET STREET SAINT LOUIS, MO 63103	13.6012

NEW YORK FUND/C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	11.3841

NEW YORK FUND/C	UBS WM USA OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	7.6299

Fund/Class	Name and Address	Percent of Class (%)
NEW YORK FUND/C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	6.7327

NEW YORK FUND/C	RBC CAPITAL MARKETS, LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATT MUTL FD OPS MANAGER 510 MARQUETTE AVE SOUTH MINNEAPOLIS MN 55402-1110	6.4654

NEW YORK FUND/C	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	5.9256

NEW YORK FUND/I	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	27.234

NEW YORK FUND/I	MORGAN STANLEY & CO INC ATTN MUTUAL FUNDS OPERATIONS HARBORSIDE FINANCIAL CENTER PLAZA TWO JERSEY CITY NJ 07311	26.7151

NEW YORK FUND/I	UBS WM USA OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	16.4385

NEW YORK FUND/I	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	15.4309

NEW YORK FUND/I	FIRST CLEARING, LLC 2801 MARKET STREET SAINT LOUIS, MO 63103	6.7577

NEW YORK FUND/I	NATIONAL FINANCIAL SERVICES CORP FBO EXCLUSIVE BENEFIT OF OUR CUST ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	5.4422

INVESTMENT MANAGEMENT AND OTHER SERVICES

Manager

Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”) serves as investment manager to the funds and provides certain oversight services to the funds, in each case pursuant to an investment management agreement (each, a “Management Agreement”). LMPFA is a wholly-owned subsidiary of Legg Mason.

The manager has agreed, under each Management Agreement, subject to the supervision of the fund’s Board, to provide the fund with investment research, advice, management and supervision, furnish a continuous investment program for the fund’s portfolio of securities and other investments consistent with the fund’s investment objectives, policies and restrictions, and place orders pursuant to its investment determinations. The manager is permitted to enter into contracts with subadvisers or subadministrators, subject to the Board’s approval. The manager has entered into subadvisory agreements, as described below.

As compensation for services performed, facilities furnished and expenses assumed by the manager, each fund pays the manager a fee computed daily at an annual rate of the fund’s average daily net assets as described below. The manager also performs administrative and management services as reasonably requested by each fund necessary for the operation of the fund, such as (i) supervising the overall administration of each fund, including negotiation of contracts and fees with, and monitoring of performance and billings of, the fund’s transfer agent, shareholder servicing agents, custodian and other independent contractors or agents; (ii) providing certain compliance, fund accounting, regulatory reporting and tax reporting services; (iii) preparing or participating in the preparation of Board materials, registration statements, proxy statements and reports and other communications to shareholders; (iv) maintaining the fund’s existence; and (v) maintaining the registration or qualification of the fund’s shares under federal and state laws.

Each Management Agreement will continue in effect from year to year, provided continuance is specifically approved at least annually (a) by the Board or by a majority of the outstanding voting securities of the fund (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Trustees, with such Independent Trustees casting votes in person at a meeting called for such purpose.

Each Management Agreement provides that the manager may render services to others. Each Management Agreement is terminable without penalty by the Board or by vote of a majority of the outstanding voting securities of the fund on not more than 60 days’ nor less than 30 days’ written notice to the manager, or by the manager on not less than 90 days’ written notice to the fund as applicable, and will automatically terminate in the event of its assignment (as defined in the 1940 Act) by the manager. No Management Agreement is assignable by the Trust except with the consent of the manager.

Each Management Agreement provides that the manager, its affiliates performing services contemplated by the Management Agreement, and the partners, shareholders, directors, officers and employees of the manager and such affiliates, will not be liable for any error of judgment or mistake of law, for any loss arising out of any investment, or for any act or omission in the execution of securities transactions for the fund, but the manager is not protected against any liability to the fund to which the manager would be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Management Agreement.

For its services under the applicable fund’s Management Agreement, the manager receives an investment management fee equal to 0.50% of each fund’s average daily net assets calculated daily and payable monthly. The manager may reimburse the fund or waive all or a portion of its management fees.

For the periods below, the funds paid management fees to the manager as follows:

Fund	Fiscal Year Ended November 30	Gross Management Fees ($)	Management Fees Waived/Expenses Reimbursed ($)	Net Management Fees (after fee waivers/expense reimbursements) ($)
New York Fund	2014	1,192,894	68,350	1,124,544
	2013	1,375,726	45,936	1,329,790
	2012	1,291,594	28,652	1,262,942
California Fund	2014	854,724	89,282	765,442
	2013	1,032,997	84,583	948,414
	2012	969,777	19,533	950,244

Subadviser

Western Asset Management Company (“Western Asset” or the “subadviser”) provides the day-to-day portfolio management of each fund as subadviser pursuant to a subadvisory agreement (each, a “Subadvisory Agreement”). Western Asset is a wholly-owned subsidiary of Legg Mason.

Under each Subadvisory Agreement, subject to the supervision of the Board and the manager, the subadviser regularly provides investment research, advice, management and supervision; furnishes a continuous investment program consistent with the fund’s investment objectives, policies and restrictions; and places orders pursuant to its investment determinations. The subadviser may delegate to companies that the subadviser controls, is controlled by, or is under common control with, certain of the subadviser’s duties under a Subadvisory Agreement, subject to the subadviser’s supervision, provided the subadviser will not be relieved of its duties or obligations under the Subadvisory Agreement as a result of any delegation.

Each Subadvisory Agreement will continue in effect from year to year, provided continuance is specifically approved at least annually with respect to a fund (a) by the Board or by a majority of the outstanding voting securities of the fund (as defined in the 1940 Act) and (b) in either event, by a majority of the Independent Trustees with such Independent Trustees casting votes in person at a meeting called for such purpose.

The Board or a majority of the outstanding voting securities of the fund (as defined in the 1940 Act) may terminate each Subadvisory Agreement on not more than 60 days’ nor less than 30 days’ written notice to the subadviser without penalty. The subadviser may terminate each Subadvisory Agreement on not less than 90 days’ written notice to the fund and the manager without penalty. The manager and the subadviser may terminate the Subadvisory Agreement upon their mutual written consent. Each Subadvisory Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act) by the subadviser. The manager may not assign the Subadvisory Agreement except with the subadviser’s consent.

Each Subadvisory Agreement provides that the subadviser, its affiliates performing services contemplated by the Subadvisory Agreement, and the partners, shareholders, directors, officers and employees of the subadviser and such affiliates will not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment, or for any act or omission in the execution of securities transactions for the fund, but the subadviser is not protected against any liability to the fund or the manager to which the subadviser would be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Subadvisory Agreement.

As compensation for its services, the manager pays to the subadviser a fee equal to 70% of the management fee paid to the manager by each fund, net of any waivers and expense reimbursements.

Investment Professionals

The following tables set forth additional information with respect to the investment professionals responsible for the day-to-day management of the funds. Unless noted otherwise, all information is provided as of November 30, 2014.

Other Accounts Managed by Investment Professionals

The table below identifies, for each investment professional, the number of accounts (other than the fund with respect to which information is provided) for which the investment professional has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance are also indicated.

California Fund

Investment Professional	Type of Account	Number of Accounts Managed	Total Assets Managed ($)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based ($)
Robert E. Amodeo	Registered investment companies	21	15.6 billion	None	None
	Other pooled investment vehicles	None	None	None	None
	Other accounts	18	3.4 billion	None	None
David T. Fare	Registered investment companies	16	13.9 billion	None	None
	Other pooled investment vehicles	None	None	None	None
	Other accounts	2	1.9 billion	None	None
Dennis J. McNamara	Registered investment companies	35	148.7 billion	None	None
	Other pooled investment vehicles	21	10.6 billion	1	0.35 billion
	Other accounts	138	44.2 billion	7	1.5 billion
S. Kenneth Leech	Registered investment companies	107	198.3 billion	None	None
	Other pooled investment vehicles	244	86.8 billion	9	2.1 billion
	Other accounts	676	177.2 billion	56	17.8 billion

New York Fund

Investment Professional	Type of Account	Number of Accounts Managed	Total Assets Managed ($)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based ($)
Robert E. Amodeo	Registered investment companies	21	15.5 billion	None	None
	Other pooled investment vehicles	None	None	None	None
	Other accounts	16	3.2 billion	None	None
David T. Fare	Registered investment companies	16	13.8 billion	None	None
	Other pooled investment vehicles	None	None	None	None
	Other accounts	2	1.9 billion	None	None
Dennis J. McNamara	Registered investment companies	35	148.6 billion	None	None
	Other pooled investment vehicles	21	10.6 billion	1	0.35 billion
	Other accounts	138	44.2 billion	7	1.5 billion
S. Kenneth Leech	Registered investment companies	107	198.3 billion	None	None
	Other pooled investment vehicles	244	86.8 billion	9	2.1 billion
	Other accounts	676	177.2 billion	56	17.8 billion

Investment Professional Compensation

With respect to the compensation of a fund’s investment professionals, the subadviser’s compensation system assigns each employee a total compensation range, which is derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, the subadviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. The principal factor considered is an investment professional’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and with respect to a fund, the benchmark set forth in the fund’s Prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). Performance is reviewed on a 1, 3 and 5 year basis for compensation—with 3 and 5 years having a larger emphasis. The subadviser may also measure an investment professional’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because investment professionals are generally responsible for multiple accounts (including the funds) with similar investment strategies, they are generally compensated on the performance of the aggregate group of similar accounts, rather than a specific account. Other factors that may be considered when making bonus decisions include client service, business development, length of service to the subadviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the subadviser’s business.

Finally, in order to attract and retain top talent, all investment professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.

Conflicts of Interest

The manager, the subadviser and investment professionals have interests which conflict with the interests of the funds. There is no guarantee that the policies and procedures adopted by the manager, the subadviser and the funds will be able to identify or mitigate these conflicts of interest.

Some examples of material conflicts of interest include:

Allocation of Limited Time and Attention. An investment professional who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. An investment professional may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those funds and accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. Such an investment professional may make general determinations across multiple funds, rather than tailoring a unique approach for each fund. The effects of this conflict may be more pronounced where funds and/or accounts overseen by a particular investment professional have different investment strategies.

Allocation of Limited Investment Opportunities; Aggregation of Orders. If an investment professional identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit the fund’s ability to take full advantage of the investment opportunity. Additionally, the subadviser may aggregate transaction orders for multiple accounts for the purpose of execution. Such aggregation may cause the price or brokerage costs to be less favorable to a particular client than if similar transactions were not being executed concurrently for other accounts. In addition, the subadviser’s trade allocation policies may result in the fund’s orders not being fully executed or being delayed in execution.

Pursuit of Differing Strategies. At times, an investment professional may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the investment professional may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts. For example, an investment professional may determine that it would be in the interest of another account to sell a security that the fund holds long, potentially resulting in a decrease in the market value of the security held by the fund.

Cross Trades. Investment professionals may manage funds that engage in cross trades, where one of the manager’s funds or accounts sells a particular security to another fund or account managed by the same manager. Cross trades may pose conflicts of interest because of, for example, the possibility that one account sells a security to another account at a higher price than an independent third party would pay or otherwise enters into a transaction that it would not enter into with an independent party, such as the sale of a difficult-to-obtain security.

Selection of Broker/Dealers. Investment professionals may select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide the subadviser with brokerage and research services. These services may be taken into account in the selection of brokers and dealers whether a broker is being selected to effect a trade on an agency basis for a commission or (as is normally the case for the funds) whether a dealer is being selected to effect a trade on a principal basis. This may result in the payment of higher brokerage fees and/or execution at a less favorable price than might have otherwise been available. The services obtained may ultimately be more beneficial to certain of the manager’s funds or accounts than to others (but not necessarily to the funds that pay the increased commission or incur the less favorable execution). A decision as to the selection of brokers and dealers could therefore yield disproportionate costs and benefits among the funds and/or accounts managed.

Variation in Financial and Other Benefits. A conflict of interest arises where the financial or other benefits available to an investment professional differ among the funds and/or accounts that he or she manages. If the amount or structure of the investment manager’s management fee and/or an investment professional’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the investment professional might be motivated to help certain funds and/or accounts over others. Similarly, the desire to maintain assets under management or to enhance the investment professional’s performance record or to derive other rewards, financial or otherwise, could influence the investment professional in affording preferential treatment to those funds and/or accounts that could most significantly benefit the investment professional. An investment professional may, for example, have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor such funds and/or accounts. Also, an investment professional’s or the manager’s or the subadviser’s desire to increase assets under management could influence the investment professional to keep a fund open for new investors without regard to potential benefits of closing the fund to new investors. Additionally, the investment professional might be motivated to favor funds and/or accounts in which he or she has an ownership interest or in which the investment manager and/or its affiliates have ownership interests. Conversely, if an investment professional does not personally hold an investment in the fund, the investment professional’s conflicts of interest with respect to the fund may be more acute.

Related Business Opportunities. The investment manager or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, an investment professional may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the investment manager and its affiliates.

Investment Professional Securities Ownership

The table below identifies ownership of equity securities of the fund by each investment professional responsible for the day-to-day management of the funds as of November 30, 2014.

California Fund

Investment Professionals	Dollar Range of Ownership of Securities ($)
David T. Fare	None
Robert Amodeo	None
Dennis McNamara	None
S. Kenneth Leech	None

New York Fund

Investment Professionals	Dollar Range of Ownership of Securities ($)
David T. Fare	None
Robert Amodeo	None
Dennis McNamara	None
S. Kenneth Leech	None

Expenses

In addition to amounts payable under the Management Agreement and the 12b-1 Plan (as discussed below), each fund and the portfolio are responsible for their own expenses, including, among other things, interest; taxes; governmental fees; voluntary assessments and other expenses incurred in connection with membership in investment company organizations; organizational costs of the fund; costs (including brokerage commissions, transaction fees or charges, if any) in connection with the purchase or sale of the fund’s securities and other investments and any losses in connection therewith; fees and expenses of custodians, transfer agents, registrars, independent pricing vendors or other agents; legal expenses; loan commitment fees; expenses relating to the issuing and redemption or repurchase of the fund’s shares and servicing shareholder accounts; expenses of registering and qualifying the fund’s shares for sale under applicable federal and state law; expenses of preparing, setting in print, printing and distributing prospectuses and statements of additional information and any supplements thereto, reports, proxy statements, notices and dividends to the fund’s shareholders; costs of stationery; website costs; costs of meetings of the Board or any committee thereof, meetings of shareholders and other meetings of the fund; Board fees; audit fees; travel expenses of officers, members of the Board and employees of the fund, if any; the fund’s pro rata portion of premiums on any fidelity bond and other insurance covering the fund and its officers, members of the Board and employees; and litigation expenses and any non-recurring or extraordinary expenses as may arise, including, without limitation, those relating to actions, suits or proceedings to which the fund is a party and the legal obligation which the fund may have to indemnify the fund’s Board members and officers with respect thereto.

Management may agree to implement an expense limitation and/or reimburse operating expenses for one or more classes of shares. Any such expense limitations and/or reimbursements are described in a fund’s Prospectus. The expense limitations and/or reimbursements do not cover (a) transaction costs (such as brokerage commissions and dealer and underwriter spreads) and taxes; (b) extraordinary expenses, such as any expenses or charges related to litigation, derivative actions, demands related to litigation, regulatory or other government investigations and proceedings, “for cause” regulatory inspections and indemnification or advancement of related expenses or costs, to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A, as the same may be amended from time to time; and (c) other extraordinary expenses as determined for the purposes of fee disclosure in Form N-1A, as the same may be amended from time to time. Without limiting the foregoing, extraordinary expenses are generally those that are unusual or expected to recur only infrequently, and may include such expenses, by way of illustration, as (i) expenses of the reorganization, restructuring, redomiciling or merger of a fund or class or the acquisition of all or substantially all of the assets of another fund or class; (ii) expenses of holding, and soliciting proxies for, a meeting of shareholders of a fund or class (except to the extent relating to routine items such as the election of board members or the approval of the independent registered public accounting firm); and (iii) expenses of converting to a new custodian, transfer agent or other service provider, in each case to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A, as the same may be amended from time to time. Some of these arrangements do not cover interest expenses.

These arrangements may be reduced or terminated under certain circumstances.

In order to implement an expense limitation, the manager will, as necessary, waive management fees or reimburse operating expenses. However, the manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the class’ expense limitation. In no case will the manager recapture any amount that would result, on any particular business day of the relevant fund, in the class’ total annual operating expenses exceeding such expense limitation or any lower limit then in effect.

Distributor

LMIS, a wholly-owned broker/dealer subsidiary of Legg Mason, located at 100 International Drive, Baltimore, Maryland 21202, serves as the sole and exclusive distributor of each fund pursuant to a written agreement (as amended, the “Distribution Agreement”).

Under the Distribution Agreement, the distributor is appointed as principal underwriter and distributor in connection with the offering and sale of shares of each fund. The distributor offers the shares on an agency or “best efforts” basis under which a fund issues only the number of shares actually sold. Shares of each fund are continuously offered by the distributor.

The Distribution Agreement is renewable from year to year with respect to a fund if approved (a) by the Board or by a vote of a majority of the fund’s outstanding voting securities, and (b) by the affirmative vote of a majority of Trustees who are not parties to such agreement or interested persons of any party by votes cast in person at a meeting called for such purpose.

The Distribution Agreement is terminable with respect to any fund without penalty by the Board or by vote of a majority of the outstanding voting securities of the fund, or by the distributor, on not less than 60 days’ written notice to the other party (unless the notice period is waived by mutual consent). The Distribution Agreement will automatically and immediately terminate in the event of its assignment.

LMIS may be deemed to be an underwriter for purposes of the 1933 Act. Dealer reallowances are described in each fund’s Prospectus.

LMPFA, LMIS, their affiliates and their personnel have interests in promoting sales of the Legg Mason Funds, including remuneration, fees and profitability relating to services to and sales of the funds. Employees of LMPFA, LMIS or their affiliates (including wholesalers registered with LMIS) may receive additional compensation related to the sale of individual Legg Mason Funds or categories of Legg Mason Funds. LMPFA, the subadvisers, and their advisory or other personnel may also benefit from increased amounts of assets under management.

Financial intermediaries, including broker/dealers, investment advisers, financial consultants or advisers, mutual fund supermarkets, insurance companies, financial institutions and other financial intermediaries through which investors may purchase shares of a fund, also may benefit from the sales of shares of the Legg Mason Funds. For example, in connection with such sales, financial intermediaries may receive compensation from a fund (with respect to the fund as a whole or a particular class of shares) and/or from LMPFA, LMIS, and/or their affiliates, as further described below. The structure of these compensation arrangements, as well as the amounts paid under such arrangements, vary and may change from time to time. In addition, new compensation arrangements may be negotiated at any time. The compensation arrangements described in this section are not mutually exclusive, and a single financial intermediary may receive multiple types of compensation.

LMIS has agreements in place with financial intermediaries defining how much each firm will be paid for the sale of a particular mutual fund from sales charges, if any, paid by fund shareholders and from Rule 12b-1 Plan fees paid to LMIS by a fund. These financial intermediaries then pay their employees or associated persons who sell fund shares from the sales charges and/or fees they receive. The financial intermediary, and/or its employees or associated persons may receive a payment when a sale is made and will, in most cases, continue to receive ongoing payments while you are invested in a fund. In other cases, LMIS may retain all or a portion of such fees and sales charges.

In addition, LMIS, LMPFA and/or certain of their affiliates may make additional payments (which are often referred to as “revenue sharing” payments) to the financial intermediaries from their past profits and other available sources, including profits from their relationships with a fund. Revenue sharing payments are a form of compensation paid to a financial intermediary in addition to the sales charges paid by fund shareholders or Rule 12b-1 Plan fees paid by a fund. LMPFA, LMIS and/or certain of its affiliates may revise the terms of any existing revenue sharing arrangement, and may enter into additional revenue sharing arrangements with other financial services firms.

Revenue sharing arrangements are intended, among other things, to foster the sale of fund shares and/or to compensate financial services firms for assisting in marketing or promotional activities in connection with the sale of fund shares. In exchange for revenue sharing payments, LMPFA and LMIS generally expect to receive the opportunity for a fund to be sold through the financial intermediaries’ sales forces or to have access to third-party platforms or other marketing programs, including but not limited to mutual fund “supermarket” platforms or other sales programs. To the extent that financial intermediaries receiving revenue sharing payments sell more shares of a fund, LMPFA and LMIS and/or their affiliates benefit from the increase in fund assets as a result of the fees they receive from the fund.

Revenue sharing payments are usually calculated based on a percentage of fund sales and/or fund assets attributable to a particular financial intermediary. Payments may also be based on other criteria or factors such as, for example, a fee per each transaction. Specific payment formulas are negotiated based on a number of factors, including, but not limited to, reputation in the industry, ability to attract and retain assets, target markets, customer relationships and scope and quality of services provided. In addition, LMIS, LMPFA and/or certain of their affiliates may pay flat fees on a one-time or irregular basis for the initial set-up of a fund on a financial intermediary’s systems, participation or attendance at a financial intermediary’s meetings, or for other reasons. In addition, LMIS, LMPFA and/or certain of their affiliates may pay certain education and training costs of financial intermediaries (including, in some cases, travel expenses) to train and educate the personnel of the financial intermediaries. It is likely that financial intermediaries that execute portfolio transactions for a fund will include those firms with which LMPFA, LMIS and/or certain of their affiliates have entered into revenue sharing arrangements.

A fund generally pays the transfer agent for certain recordkeeping and administrative services. In addition, a fund may pay financial intermediaries for certain recordkeeping, administrative, sub-accounting and networking services. These services include maintenance of shareholder accounts by the firms, such as recordkeeping and other activities that otherwise would be performed by a fund’s transfer agent. Administrative fees may be paid to a firm that undertakes, for example, shareholder communications on behalf of a fund. Networking services are services undertaken to support the electronic transmission of shareholder purchase and redemption orders through the National Securities Clearing Corporation (“NSCC”). These payments are generally based on either (1) a percentage of the average daily net assets of fund shareholders serviced by a financial intermediary or (2) a fixed dollar amount for each account serviced by a financial intermediary. LMIS, LMPFA and/or their affiliates may make all or a portion of these payments.

In addition, each fund reimburses LMIS for NSCC fees that are invoiced to LMIS as the party to the agreement with NSCC for the administrative services provided by NSCC to the fund and its shareholders. These services include transaction processing and settlement through Fund/SERV, electronic networking services to support the transmission of shareholder purchase and redemption orders to and from financial intermediaries, and related recordkeeping provided by NSCC to the fund and its shareholders.

If your fund shares are purchased through a retirement plan, LMIS, LMPFA or certain of their affiliates may also make similar payments to those described in this section to the plan’s recordkeeper or an affiliate.

Revenue sharing payments, as well as the other types of compensation arrangements described in this section, may provide an incentive for financial intermediaries and their employees or associated persons to recommend or sell shares of a fund to customers and in doing so may create conflicts of interest between the firms’ financial interests and the interests of their customers. Please contact your financial intermediary for details about any payments it (and its employees) may receive from a fund and/or from LMIS, LMPFA and/or their affiliates. You should review your financial intermediary’s disclosure and/or talk to your broker/dealer or financial intermediary to obtain more information on how this compensation may have influenced your broker/dealer’s or financial intermediary’s recommendation of a fund.

Dealer Commissions and Concessions

From time to time, the funds’ distributor or the manager, at its expense, may provide compensation or promotional incentives (“concessions”) to dealers that sell or arrange for the sale of shares of the funds or a managed account strategy of which a fund is part. Such concessions provided by the funds’ distributor or the manager may include financial assistance to dealers in connection with preapproved conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding one or more funds, and/or other dealer-sponsored events. From time to time, the funds’ distributor or manager may make expense reimbursements for special training of a dealer’s registered representatives and other employees in group meetings or to help pay the expenses of sales contests. Other concessions may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the Financial Industry Regulatory Authority (“FINRA”).

Services and Distribution Plan

The Trust, on behalf of each fund, has adopted a shareholder services and distribution plan (the “12b-1 Plan”) in accordance with Rule 12b-1 under the 1940 Act. Under the 12b-1 Plan, a fund may pay monthly fees to LMIS at an annual rate not to exceed the percentage set forth below of the average daily net assets of each class indicated. Each fund will provide the Board with periodic reports of amounts expended under the 12b-1 Plan and the purposes for which such expenditures were made.

Fund	Class	Fee (%)
California Fund	A	0.15
	C	0.75
	FI	0.25
New York Fund	A	0.15
	C	0.75
	FI	0.25

Fees under the 12b-1 Plan may be used to make payments to the distributor, Service Agents and other parties in respect of the sale of shares of the funds, for advertising, marketing or other promotional activity, and payments for preparation, printing, and distribution of prospectuses, statements of additional information and reports for recipients other than existing shareholders. Each fund also may make payments to the distributor, Service Agents and others for providing personal service or the maintenance of shareholder accounts. The amounts paid to each recipient may vary based upon certain factors, including, among other things, the levels of sales of shares and/or shareholder services; provided, however, that the fees paid to a recipient with respect to a particular class that may be used to cover expenses primarily intended to result in the sale of shares of that class, or that may be used to cover expenses primarily intended for personal service and/or maintenance of shareholder accounts, may not exceed the maximum amounts, if any, as may from time to time be permitted for such services under FINRA Conduct Rule 2830 or any successor rule, in each case as amended or interpreted by FINRA.

Since fees paid under the 12b-1 Plan are not tied directly to expenses incurred by the distributor (or others), the amount of the fees paid by a class of a fund during any year may be more or less than actual expenses incurred by the distributor (or others) pursuant to the 12b-1 Plan. This type of distribution fee arrangement is characterized by the staff of the SEC as being of the “compensation variety” (in contrast to “reimbursement” arrangements by which a distributor’s payments are directly linked to its expenses). Thus, even if the distributor’s expenses exceed the fees provided for by the 12b-1 Plan, a fund will not be obligated to pay more than those fees and, if expenses incurred by the distributor (or others) are less than the fees paid to the distributor and others, they will realize a profit.

The 12b-1 Plan recognizes that various service providers to a fund, such as its manager, may make payments for distribution, marketing or sales-related expenses out of their own resources of any kind, including profits or payments received from the funds for other purposes, such as management fees. The 12b-1 Plan provides that, to the extent that such payments might be deemed to be indirect financing of any activity primarily intended to result in the sale of shares of a fund, the payments are deemed to be authorized by the 12b-1 Plan.

Under its terms, the 12b-1 Plan continues in effect for successive annual periods, provided continuance is specifically approved at least annually by vote of the Board, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreements related to it (“Qualified Trustees”). The 12b-1 Plan may not be amended to increase the amount of the service and distribution fees without shareholder approval, and all amendments of the 12b-1 Plan also must be approved by the Trustees, including the Qualified Trustees, in the manner described above. The 12b-1 Plan may be terminated with respect to a class of a fund at any time, without penalty, by vote of a majority of the Qualified Trustees or by vote of a majority of the outstanding voting securities of the class (as defined in the 1940 Act).

The following service and distribution fees were incurred by the funds pursuant to the distribution plan in effect during the fiscal year ended November 30, 2014:

Fund/Class	Service and Distribution Fees Incurred ($)
California Fund
Class A	97,712
Class C	664,049

New York Fund
Class A	209,288
Class C	541,590

No information is given for Class FI shares because no Class FI shares were outstanding during the fiscal year ended November 30, 2014.

For the fiscal year ended November 30, 2014, LMIS incurred distribution expenses for advertising, printing and mailing prospectuses, support services and overhead expenses and compensation to Service Agents and third parties as expressed in the following table. The distributor may have made revenue sharing payments in addition to the expenses shown here.

Fund/Class	Third Party Fees ($)	Financial Consultant Compensation (Amortized) ($)	Marketing ($)	Printing ($)	Total Current Expenses ($)
California Fund
Class A	97,712	0	85,934	984	184,630
Class C	664,049	15	115,452	1,429	781,035

New York Fund
Class A	209,288	0	130,006	364	339,658
Class C	541,590	0	62,043	218	603,851

No information is given for Class FI shares because no Class FI shares were outstanding during the fiscal year ended November 30, 2014.

Sales Charges

The following expenses were incurred during the periods indicated:

Initial Sales Charges

The aggregate dollar amounts of initial sales charge received on Class A shares and the amounts retained by the distributor were as follows:

Class A Shares

For the fiscal year ended November 30

Fund	Total Commissions ($)	Amounts retained by LMIS ($)
California Fund
2014	95,175	11,239
2013	104,925	10,562
2012	98,970	8,724

New York Fund
2014	96,713	9,108
2013	86,754	6,486
2012	157,983	14,200

Contingent Deferred Sales Charges

The aggregate dollar amounts of contingent deferred sales charges on Class A and Class C shares received and retained by the distributor were as follows:

For the fiscal year ended November 30

Class A Shares

Fund	Amounts Retained by LMIS ($)
California Fund
2014	3,414
2013	8,886
2012	5,390

New York Fund
2014	15,567
2013	1,854
2012	2,797

Class C Shares

For the fiscal year ended November 30:	Amounts Retained by LMIS ($)
New York Fund
2014	917
2013	397
2012	0

Custodian and Transfer Agent

State Street Bank and Trust Company (“State Street”), One Lincoln Street, Boston, Massachusetts 02111, serves as the custodian of the funds. State Street, among other things, maintains a custody account or accounts in the name of each fund, receives and delivers all assets for the funds upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of the funds and makes disbursements on behalf of the funds. State Street neither determines the funds’ investment policies nor decides which securities the funds will buy or sell. For its services, State Street receives a monthly fee based upon the daily average market value of securities held in custody and also receives securities transaction charges, including out-of-pocket expenses. The funds may also periodically enter into arrangements with other qualified custodians with respect to certain types of securities or other transactions such as repurchase agreements or derivatives transactions. State Street may also act as the funds’ securities lending agent and in that case would receive a share of the income generated by such activities.

BNY Mellon Investment Servicing (US) Inc. (“BNY” or the “transfer agent”), located at 4400 Computer Drive, Westborough, Massachusetts 01581, serves as the funds’ transfer agent. Under the transfer agency agreement with BNY, BNY maintains the shareholder account records for each fund, handles certain communications between shareholders and each fund and distributes dividends and distributions payable by the funds. For these services, BNY receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for each fund during the month and is reimbursed for out-of-pocket expenses.

Counsel

Morgan, Lewis & Bockius LLP, located at One Federal Street, Boston, Massachusetts 02110, serves as counsel to the funds.

Sullivan & Worcester LLP, located at 1666 K Street, N.W., Washington, D.C. 20006, serves as counsel to the Independent Trustees.

Independent Registered Public Accounting Firm

KPMG LLP, an independent registered public accounting firm, located at 345 Park Avenue, New York, New York 10154, has been selected to audit and report upon each fund’s financial statements and financial highlights for the fiscal year ending November 30, 2015.

Code of Ethics

Pursuant to Rule 17j-1 under the 1940 Act, the funds, the manager, the subadviser and the distributor each has adopted a code of ethics that permits its personnel to invest in securities for their own accounts, including securities that may be purchased or held by the funds. All personnel must place the interests of clients first, must not act upon non-public information, must not take inappropriate advantage of their positions, and are required to fulfill their fiduciary obligations. All personal securities transactions by employees must adhere to the requirements of the codes of ethics and must be conducted in such a manner as to avoid any actual or potential conflict, of interest, the appearance of such a conflict or the abuse of an employee’s position of trust and responsibility.

Copies of the Codes of Ethics of the funds, the manager, the subadviser, and the distributor are on file with the SEC.

Proxy Voting Policies and Procedures

Although individual Trustees may not agree with particular policies or votes by the manager or subadviser, the Board has delegated proxy voting discretion to the manager and/or the subadviser, believing that the manager and/or the subadviser should be responsible for voting because it is a matter relating to the investment decision making process.

The manager delegates the responsibility for voting proxies for each fund to the subadviser through its contracts with the subadviser. The subadviser will use its own proxy voting policies and procedures to vote proxies. Accordingly, the manager does not expect to have proxy-voting responsibility for the funds. Should the manager become responsible for voting proxies for any reason, such as the inability of the subadviser to provide investment advisory services, the manager will utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained. In the case of a material conflict between the interests of the manager (or its affiliates if such conflict is known to persons responsible for voting at the manager) and a fund, the board of directors of the manager will consider how to address the conflict and/or how to vote the proxies. The manager will maintain records of all proxy votes in accordance with applicable securities laws and regulations, to the extent that the manager votes proxies. The manager will be responsible for gathering relevant documents and records related to proxy voting from the subadviser and providing them to each fund as required for each fund to comply with applicable rules under the 1940 Act.

The subadviser’s Proxy Voting Policies and Procedures govern in determining how proxies relating to a fund’s portfolio securities are voted and are attached as Appendix B to this SAI. Information regarding how each fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge: (1) by calling 1-877-721-1926, (2) on the fund’s website at http://www.leggmason.com/individualinvestors and (3) on the SEC’s website at http://www.sec.gov.

PURCHASE OF SHARES

General

See a fund’s Prospectus for a discussion of which classes of shares of that fund are available for purchase and who is eligible to purchase shares of each class.

Investors may purchase shares from a Service Agent. In addition, certain investors may purchase shares directly from a fund. When purchasing shares of a fund, investors must specify the class of shares being purchased. Service Agents may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly with the transfer agent are not subject to a maintenance fee.

Class A Shares. Class A shares are sold to investors at the public offering price, which is the net asset value (“NAV”) plus an initial sales charge, as described in each fund’s Prospectus.

The distributor and Service Agents may receive a portion of the sales charge as described in a fund’s Prospectus and may be deemed to be underwriters of the fund, as defined in the 1933 Act. Sales charges are calculated based on the aggregate of purchases of Class A shares of the fund made at one time by any “person,” which includes an individual and his or her spouse and children under the age of 21, or a trustee or other fiduciary of a single trust estate or single fiduciary account. For additional information regarding sales charge reductions, see “Sales Charge Waivers and Reductions” below.

Purchases of Class A shares of $500,000 or more will be made at net asset value without any initial sales charge, but will be subject to a contingent deferred sales charge of 0.50% on redemptions made within 18 months of purchase. The contingent deferred sales charge is waived in certain circumstances. See “Contingent Deferred Sales Charge Provisions” and “Waivers of Contingent Deferred Sales Charge” below.

Class C, Class FI and Class I Shares. Class C, Class FI and Class I shares are sold without an initial sales charge on purchases and are not subject to contingent deferred sales charges upon redemption.

Class I Shares. The following persons are eligible to purchase Class I shares directly from the fund: (i) current employees of the fund’s manager and its affiliates; (ii) current and former employees of the fund’s manager and its affiliates with existing accounts; (iii) current and former board members of investment companies managed by affiliates of Legg Mason; (iv) current and former board members of Legg Mason; and (v) the immediate families of such persons. Immediate families are such person’s spouse, including (and in the surviving spouse case of a deceased board member, and the surviving spouse) and parents, grandparents, children under the age of 21, and grandchildren (including step-relationships).

For such investors, the minimum initial investment is $1,000 and the minimum for each purchase of additional shares is $50. Current employees may purchase additional Class I shares through a systematic investment plan.

Under certain circumstances, an investor who purchases fund shares pursuant to a fee-based advisory account program of an eligible financial intermediary as authorized by LMIS may be afforded an opportunity to make a conversion between one or more share classes owned by the investor in the same fund to Class I shares of the fund. Such a conversion in these particular circumstances does not cause the investor to realize taxable gain or loss.

Systematic Investment Plan. Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, shareholders may arrange for automatic monthly investments in certain share classes of $50 or more by authorizing the distributor or the transfer agent to charge the shareholder’s account held with a bank or other financial institution, as indicated by the shareholder, to provide for systematic additions to the shareholder’s fund account. Shareholders have the option of selecting the frequency of the investment (on a monthly, quarterly, every alternate month, semi-annual or annual basis) as long as the investment equals a minimum of $50 per month. Shareholders may terminate participation in the Systematic Investment Plan at any time without charge or penalty. Additional information is available from a fund or a Service Agent.

Sales Charge Waivers and Reductions

Initial Sales Charge Waivers. Purchases of Class A shares may be made at NAV without an initial sales charge in the following circumstances:

(a) sales to (i) current and retired Board Members, (ii) current employees of Legg Mason and its subsidiaries, (iii) the “immediate families” of such persons (“immediate families” are such person’s spouse, including the surviving spouse of a deceased Board Member, and children under the age of 21) and (iv) a pension, profit-sharing or other benefit plan for the benefit of such persons;

(b) sales to any employees of Service Agents having dealer, service or other selling agreements with a fund’s distributor or otherwise having an arrangement with any such Service Agent with respect to sales of fund shares, and by the immediate families of such persons or by a pension, profit-sharing or other benefit plan for the benefit of such persons (providing the purchase is made for investment purposes and such securities will not be resold except through redemption or repurchase);

(c) offers of Class A shares to any other investment company to effect the combination of such company with a fund by merger, acquisition of assets or otherwise;

(d) purchases by shareholders who have redeemed Class A shares in a fund (or Class A shares of another fund sold by the distributor that is offered with a sales charge) and who wish to reinvest their redemption proceeds in a fund, provided the reinvestment is made within 60 calendar days of the redemption;

(e) purchases by certain separate accounts used to fund unregistered variable annuity contracts;

(f) purchases by investors participating in “wrap fee” or asset allocation programs or other fee-based arrangements sponsored by broker/dealers and other financial institutions that have entered into agreements with LMIS; and

(g) purchases by direct retail investment platforms through mutual fund “supermarkets,” where the sponsor links its client’s account (including IRA accounts on such platforms) to a master account in the sponsor’s name.

In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the elimination of the initial sales charge.

There are several ways you can combine multiple purchases of shares of funds sold by the distributor to take advantage of the breakpoints in the Class A sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares, you must inform your Service Agent or the fund if you are eligible for a letter of intent or a right of accumulation and if you own shares of other funds that are eligible to be aggregated with your purchases. Certain records, such as account statements, may be necessary in order to verify your eligibility for a reduced sales charge.

Accumulation Privilege—allows you to combine the current value of shares of a fund with other shares of funds sold by the distributor that are owned by:

•	you or

•	your spouse and children under the age of 21

with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charges.

If you hold fund shares in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be combined.

Shares of money market funds sold by the distributor acquired by exchange from other funds offered with a sales charge may be combined. Shares of money market funds sold by the distributor that were not acquired by exchange from other funds offered with a sales charge may not be combined. Please contact your Service Agent or a fund for additional information.

Certain trustees and other fiduciaries may be entitled to combine accounts in determining their sales charge.

Letter of Intent—helps you take advantage of breakpoints in Class A sales charges. You may purchase Class A shares of funds sold by the distributor over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. You have a choice of three Asset Level Goal amounts, as follows:

(1) $100,000
(2) $250,000
(3) $500,000

Each time you make a Class A purchase under a Letter of Intent, you will be entitled to the sales charge that is applicable to the amount of your Asset Level Goal. For example, if your Asset Level Goal is $100,000, any Class A investments you make under a Letter of Intent would be subject to the sales charge of the specific fund you are investing in for purchases of $100,000. Sales charges and breakpoints vary among the funds sold by the distributor.

When you enter into a Letter of Intent, you agree to purchase in Eligible Accounts over a 13-month period Eligible Fund Purchases in an amount equal to the Asset Level Goal you have selected, less any Eligible Prior Purchases. For this purpose, shares are valued at the public offering price (including any sales charge paid) calculated as of the date of purchase, plus any appreciation in the value of the shares as of the date of calculation, except for Eligible Prior Purchases, which are valued at current value as of the date of calculation. Your commitment will be met if at any time during the 13-month period the value, as so determined, of eligible holdings is at least equal to your Asset Level Goal. All reinvested dividends and distributions on shares acquired under the Letter of Intent will be credited towards your Asset Level Goal. You may include any Eligible Fund Purchases towards the Letter of Intent, including shares of classes other than Class A shares. However, a Letter of Intent will not entitle you to a reduction in the sales charge payable on any shares other than Class A shares, and if the shares are subject to a contingent deferred sales charge, you will still be subject to that contingent deferred sales charge with respect to those shares. You must make reference to the Letter of Intent each time you make a purchase under the Letter of Intent.

Eligible Fund Purchases. Generally, any shares of a fund sold by the distributor may be credited towards your Asset Level Goal. Shares of certain money market funds acquired by exchange from other funds offered with a sales charge and sold by the distributor may be credited toward your Asset Level Goal.

Eligible Accounts. Purchases may be made through any account in your name, or in the name of your spouse or your children under the age of 21. You may need to provide certain records, such as account statements, in order to verify your eligibility for reduced sales charges. Contact your Service Agent to see which accounts may be credited toward your Asset Level Goal.

Eligible Prior Purchases. You may also credit towards your Asset Level Goal any Eligible Fund Purchases made in Eligible Accounts at any time prior to entering into the Letter of Intent that have not been sold or redeemed, based on the current price of those shares as of the date of calculation.

Increasing the Amount of the Letter of Intent. You may at any time increase your Asset Level Goal. You must, however, contact your Service Agent, or if you purchase your shares directly through the transfer agent, contact the transfer agent prior to making any purchases in an amount in excess of your current Asset Level Goal. Upon such an increase, you will be credited by way of additional shares at the then-current offering price for the difference between: (a) the aggregate sales charges actually paid for shares already purchased under the Letter of Intent and (b) the aggregate applicable sales charges for the increased Asset Level Goal. The 13-month period during which the Asset Level Goal must be achieved will remain unchanged.

Sales and Exchanges. Shares acquired pursuant to a Letter of Intent, other than Escrowed Shares as defined below, may be redeemed or exchanged at any time, although any shares that are redeemed prior to meeting your Asset Level Goal will no longer count towards meeting your Asset Level Goal. However, complete liquidation of purchases made under a Letter of Intent prior to meeting the Asset Level Goal will result in the cancellation of the Letter of Intent. See “Failure to Meet Asset Level Goal” below. Exchanges in accordance with the fund’s Prospectus are permitted, and shares so exchanged will continue to count towards your Asset Level Goal, as long as the exchange results in an Eligible Fund Purchase.

Cancellation of the Letter of Intent. You may cancel a Letter of Intent by notifying your Service Agent in writing, or if you purchase your shares directly through the transfer agent, by notifying the transfer agent in writing. The Letter of Intent will be automatically cancelled if all shares are sold or redeemed as set forth above. See “Failure to Meet Asset Level Goal” below.

Escrowed Shares. Shares equal in value to five percent (5%) of your Asset Level Goal as of the date your Letter of Intent (or the date of any increase in the amount of the Letter of Intent) is accepted, will be held in escrow during the term of your Letter of Intent. The Escrowed Shares will be included in the total shares owned as reflected in your account statement, and any dividends and capital gains distributions applicable to the Escrowed Shares will be credited to your account and counted towards your Asset Level Goal or paid in cash upon request. The Escrowed Shares will be released from escrow if all the terms of your Letter of Intent are met.

Failure to Meet Asset Level Goal. If the total assets under your Letter of Intent within its 13-month term are less than your Asset Level Goal, whether because you made insufficient Eligible Fund Purchases, redeemed all of your holdings or cancelled the Letter of Intent before reaching your Asset Level Goal, you will be liable for the difference between: (a) the sales charge actually paid and (b) the sales charge that would have applied if you had not entered into the Letter of Intent. You may, however, be entitled to any breakpoints that would have been available to you under the accumulation privilege. An appropriate number of shares in your account will be redeemed to realize the amount due. For these purposes, by entering into a Letter of Intent, you irrevocably appoint your Service Agent, or if you purchase your shares directly through the transfer agent, the transfer agent, as your attorney-in-fact for the purposes of holding the Escrowed Shares and surrendering shares in your account for redemption. If there are insufficient assets in your account, you will be liable for the difference. Any Escrowed Shares remaining after such redemption will be released to your account.

Contingent Deferred Sales Charge Provisions

“Contingent deferred sales charge shares” are Class A shares that were purchased without an initial sales charge but are subject to a contingent deferred sales charge. A contingent deferred sales charge may be imposed on certain redemptions of these shares.

Any applicable contingent deferred sales charge will be assessed on the net asset value at the time of purchase or redemption, whichever is less.

Class A shares that are contingent deferred sales charge shares are subject to a 0.50% contingent deferred sales charge if redeemed within 18 months of purchase.

In determining the applicability of any contingent deferred sales charge, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gain distributions, next of shares that are not subject to the contingent deferred sales charge and finally of other shares held by the shareholder for the longest period of time. The length of time that contingent deferred sales charge shares acquired through an exchange have been held will be calculated from the date the shares exchanged were initially acquired in one of the other funds sold by the distributor. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The distributor receives contingent deferred sales charges in partial consideration for its expenses in selling shares.

Waivers of Contingent Deferred Sales Charge

The contingent deferred sales charge will be waived on: (a) exchanges (see “Exchange Privilege”); (b) automatic cash withdrawals in amounts equal to or less than 2.00% per month of the shareholder’s account balance at the time the withdrawals commence, up to a maximum of 12.00% in one year (see “Automatic Cash Withdrawal Plan”); (c) redemptions of shares within 12 months following the death or disability (as defined in the Code) of the shareholder; (d) involuntary redemptions; (e) redemptions of shares to effect a combination of a fund with any investment company by merger, acquisition of assets or otherwise; and (f) certain redemptions of shares of a fund in connection with lump-sum or other distributions made by eligible retirement plans or redemption of shares by participants in certain “wrap fee” or asset allocation programs sponsored by broker/ dealers and other financial institutions that have entered into agreements with the distributor or the manager.

A shareholder who has redeemed shares from other funds sold by the distributor may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption.

Contingent deferred sales charge waivers will be granted subject to confirmation by the distributor or the transfer agent of the shareholder’s status or holdings, as the case may be.

For additional information regarding applicable investment minimums and eligibility requirements for purchases of fund shares, please see each fund’s Prospectus.

Determination of Public Offering Price

Each fund offers its shares to the public on a continuous basis. The public offering price for each class of shares of a fund, as applicable, is equal to the net asset value (“NAV”) per share at the time of purchase, plus for Class A shares, an initial sales charge based on the aggregate amount of the investment. A contingent deferred sales charge, however, is imposed on certain redemptions of Class A shares.

Set forth below is an example of the method of computing the offering price of the Class A shares of each fund, based on the NAV of a share of each fund as of November 30, 2014:

California Fund
Class A (based on a NAV of $9.07 and a maximum initial sales charge of 2.25%)	$9.28
New York Fund
Class A (based on a NAV of $9.05 and a maximum initial sales charge of 2.25%)	$9.26

REDEMPTION OF SHARES

The right of redemption may be suspended or the date of payment postponed (a) for any period during which the New York Stock Exchange (“NYSE”) is closed (other than for customary weekend and holiday closings), (b) when trading in the markets a fund normally utilizes is restricted, or an emergency exists, as determined by the SEC, so that disposal of the fund’s investments or determination of net asset value is not reasonably practicable, or (c) for any other periods as the SEC by order may permit for protection of a fund’s shareholders.

If a shareholder holds shares in more than one class, any request for redemption must specify the class being redeemed. In the event of a failure to specify which class, or if the investor owns fewer shares of the class than specified, the redemption request will be delayed until the transfer agent receives further instructions.

The Service Agent may charge you a fee for executing your order. The amount and applicability of such a fee is determined and should be disclosed to its customers by each Service Agent.

Additional Information Regarding Telephone Redemption and Exchange Program. Each fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven days’ prior notice to shareholders.

Automatic Cash Withdrawal Plan

An automatic cash withdrawal plan (the “Withdrawal Plan”) is available to shareholders, as described in each fund’s Prospectus. To the extent withdrawals under the Withdrawal Plan exceed dividends, distributions and appreciation of a shareholder’s investment in a fund, there will be a reduction in the value of the shareholder’s investment, and continued withdrawal payments may reduce the shareholder’s investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in a fund. The Withdrawal Plan will be carried over on exchanges between funds or, if permitted, between classes of a fund. All dividends and distributions on shares in the Withdrawal Plan are reinvested automatically at net asset value in additional shares of the fund.

For additional information shareholders should contact their Service Agents. A shareholder who purchases shares directly through the transfer agent may continue to do so and applications for participation in the Withdrawal Plan should be sent to the transfer agent. Withdrawals may be scheduled on any day of the month; however, if the shareholder does not specify a day, the transfer agent will schedule the withdrawal on the 25th day (or the next business day if the 25th day is a weekend or holiday) of the month.

Legg Mason Institutional Funds Systematic Withdrawal Plan

Certain shareholders of Class FI or Class I shares with an initial NAV of $1,000,000 or more may be eligible to participate in the Legg Mason Institutional Funds Systematic Withdrawal Plan. Receipt of payment of proceeds of redemptions made through the Systematic Withdrawal Plan will be wired through ACH to your checking or savings account—redemptions of fund shares may occur on any business day of the month and the checking or savings account will be credited with the proceeds in approximately two business days. Requests must be made in writing to the fund or a Service Agent to participate in, change or discontinue the Systematic Withdrawal Plan. You may change the monthly amount to be paid to you or terminate the Systematic Withdrawal Plan at any time, without charge or penalty, by notifying the fund or a Service Agent. The fund, its transfer agent and the distributor also reserve the right to modify or terminate the Systematic Withdrawal Plan at any time.

Distributions in Kind

If the Board determines that it would be detrimental to the best interests of the remaining shareholders of a fund to make a redemption payment wholly in cash, a fund may pay, in accordance with SEC rules, any portion of a redemption by a distribution in kind of fund securities in lieu of cash. If a redemption is paid in portfolio securities, such securities will be valued in accordance with the procedures described under “Share price” in the applicable fund’s Prospectus. Securities issued as a distribution in kind may incur transaction costs when shareholders subsequently sell those securities, and the market price of those securities will be subject to fluctuation until they are sold.

EXCHANGE PRIVILEGE

The exchange privilege enables shareholders to acquire shares of the same class in another fund with different investment objectives when they believe that a shift between funds is an appropriate investment decision. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of each fund into which an exchange is being considered. Each fund’s Prospectus describes the requirements for exchanging shares of the fund.

Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value, and the proceeds, net of any applicable sales charge, are immediately invested in shares of the fund being acquired at that fund’s then-current net asset value. Each fund reserves the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after written notice to shareholders.

Additional Information Regarding the Exchange Privilege

The funds are not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to a fund and its shareholders. See “Frequent trading of fund shares” in each fund’s Prospectus.

During times of drastic economic or market conditions, each fund may suspend the exchange privilege temporarily without notice and treat exchange requests based on their separate components—redemption orders with a simultaneous request to purchase the other fund’s shares. In such a case, the redemption request would be processed at the fund’s next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased formally accepts the order, which may result in the purchase being delayed.

The exchange privilege may be modified or terminated at any time, and is available only in those jurisdictions where such exchanges legally may be made. Before making any exchange, shareholders should contact the transfer agent or, if they hold fund shares through a Service Agent, their Service Agent, to obtain more information and prospectuses of the funds to be acquired through the exchange. An exchange is treated as a sale of the shares exchanged and could result in taxable gain or loss to the shareholder making the exchange.

VALUATION OF SHARES

The NAV per share of each class is calculated on each day, Monday through Friday, except days on which the NYSE is closed. As of the date of this SAI, the NYSE is normally open for trading every weekday except in the event of an emergency or for the following holidays (or the days on which they are observed): New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Because of the differences in distribution fees and class-specific expenses, the per share NAV of each class may differ. Please see each fund’s Prospectus for a description of the procedures used by the fund in valuing its assets.

PORTFOLIO TRANSACTIONS

Subject to such policies as may be established by the Board from time to time, the subadviser is primarily responsible for each fund’s portfolio decisions and the placing of each fund’s portfolio transactions with respect to assets allocated to the subadviser.

Pursuant to the Subadvisory Agreements, a subadviser is authorized to place orders pursuant to its investment determinations for a fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. The general policy of the subadviser in selecting brokers and dealers is to obtain the best results achievable in the context of a number of factors which are considered both in relation to individual trades and broader trading patterns, including the reliability of the broker/dealer, the competitiveness of the price and the commission, the research services received and whether the broker/dealer commits its own capital.

In connection with the selection of brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) to a fund and/or the other accounts over which a subadviser or its affiliates exercise investment discretion. The subadviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities that the subadviser and its affiliates have with respect to accounts over which they exercise investment discretion. The subadviser may also have arrangements with brokers pursuant to which such brokers provide research services to the subadviser in exchange for a certain volume of brokerage transactions to be executed by such brokers. While the payment of higher commissions increases a fund’s costs, the subadviser does not believe that the receipt of such brokerage and research services significantly reduces its expenses as a fund’s subadviser. Arrangements for the receipt of research services from brokers may create conflicts of interest.

Research services furnished to a subadviser by brokers who effect securities transactions for a fund may be used by the subadviser in servicing other investment companies and accounts which it manages. Similarly, research services furnished to the subadviser by brokers who effect securities transactions for other investment companies and accounts which the subadviser manages may be used by the subadviser in servicing a fund. Not all of these research services are used by the subadviser in managing any particular account, including the funds.

Debt securities purchased and sold by a fund generally are traded on a net basis (i.e., without a commission) through dealers acting for their own account and not as brokers, or otherwise involve transactions directly with the issuer of the instrument. This means that a dealer makes a market for securities by offering to buy at one price and sell at a slightly higher price. The difference between the prices is known as a “spread.” Other portfolio transactions may be executed through brokers acting as agent. A fund will pay a spread or commission in connection with such transactions.

In certain instances there may be securities that are suitable as an investment for a fund as well as for one or more of a subadviser’s other clients. Investment decisions for a fund and for a subadviser’s other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the same security.

Under the subadviser’s procedures, investment professionals and their trading desks may seek to aggregate (or “bunch”) orders that are placed or received concurrently for more than one fund or account managed by the subadviser. In some cases, this policy may adversely affect the price paid or received by a fund or an account, or the size of the position obtained or liquidated. In other cases, however, the ability of the fund or account to participate in volume transactions will produce better executions for the fund or account. Certain brokers or dealers may be selected because of their ability to handle special executions such as those involving large block trades or broad distributions. Generally, when trades are aggregated, each fund or account within the block will receive the same price and commission. However, random allocations of aggregate transactions may be made to minimize custodial transaction costs. In addition, at the close of the trading day, when reasonable and practicable, the securities of partially filled orders will generally be allocated to each participating fund and account in the proportion that each order bears to the total of all orders (subject to rounding to “round lot” amounts).

For the fiscal year ended November 30, 2014, the funds did not direct any amounts to brokerage transactions related to research services and did not pay any brokerage commissions related to research services.

Aggregate Brokerage Commissions Paid

For the fiscal years ended November 30, 2014, 2013 and 2012, the funds paid aggregate brokerage commissions for portfolio transactions (including commissions on derivatives transactions) as set out below:

Fund	Aggregate Brokerage Commissions Paid ($)
California Fund
2014	1,121
2013	2,048
2012	1,391

New York Fund
2014	1,550
2013	2,629
2012	1,911

LMIS is an underwriter of the funds under the 1940 Act. For the fiscal years ended November 30, 2014, 2013 and 2012, no fund paid any brokerage commissions to LMIS or its affiliates.

For the fiscal year ended November 30, 2014, neither fund held securities issued by the fund’s regular broker/dealers.

DISCLOSURE OF PORTFOLIO HOLDINGS

The fund’s Board has adopted policies and procedures (the “policy”) developed by the manager with respect to the disclosure of a fund’s portfolio securities and any ongoing arrangements to make available information about the fund’s portfolio securities. The manager believes the policy is in the best interests of each fund and its shareholders and that it strikes an appropriate balance between the desire of investors for information about fund portfolio holdings and the need to protect funds from potentially harmful disclosures.

General rules/Website disclosure

The policy provides that information regarding a fund’s portfolio holdings may be shared at any time with employees of the manager, a fund’s subadviser and other affiliated parties involved in the management, administration or operations of the fund (referred to as fund-affiliated personnel). With respect to non-money market funds, a fund’s complete list of holdings (including the size of each position) may be made available to investors, potential investors, third parties and Legg Mason personnel that are not fund-affiliated personnel (i) upon the filing of Form N-Q or Form N-CSR in accordance with SEC rules, provided that such filings are not made until 15 calendar days following the end of the period covered by the Form N-Q or Form N-CSR or (ii) no sooner than 15 days after month end, provided that such information has been made available through public disclosure at least one day previously. Typically, public disclosure is achieved by required filings with the SEC and/or posting the information to Legg Mason’s or the funds’ Internet site that is accessible by the public, or through public release by a third party vendor.

The fund currently discloses its complete portfolio holdings 14 calendar days after quarter-end on Legg Mason’s website: http://www.leggmason.com/individualinvestors/prospectuses (click on the name of the fund).

Ongoing arrangements

Under the policy, a fund may release portfolio holdings information on a regular basis to a custodian, sub-custodian, fund accounting agent, proxy voting provider, rating agency or other vendor or service provider for a legitimate business purpose, where the party receiving the information is under a duty of confidentiality, including a duty to prohibit the sharing of non-public information with unauthorized sources and trading upon non-public information. A fund may enter into other ongoing arrangements for the release of portfolio holdings information, but only if such arrangements serve a legitimate business purpose and are with a party who is subject to a confidentiality agreement and restrictions on trading upon non-public information. None of the funds, Legg Mason or any other affiliated party may receive compensation or any other consideration in connection with such arrangements. Ongoing arrangements to make available information about a fund’s portfolio securities will be reviewed at least annually by the fund’s board.

Set forth below is a list, as of December 1, 2014, of those parties with whom the manager, on behalf of each fund, has authorized ongoing arrangements that include the release of portfolio holdings information in accordance with the policy, as well as the maximum frequency of the release under such arrangements, and the minimum length of the lag, if any, between the date of the information and the date on which the information is disclosed. The ongoing arrangements may vary for each party, and it is possible that not every party will receive information for each fund. The parties identified below as recipients are service providers, fund rating agencies, consultants and analysts.

Recipient	Frequency	Delay Before Dissemination
1919 Investment Counsel, LLC	Daily	None
Bloomberg AIM	Daily	None
Bloomberg L.P.	Daily	None
Bloomberg Portfolio Analysis	Daily	None
Brown Brothers Harriman	Daily	None

Recipient	Frequency	Delay Before Dissemination
Charles River	Daily	None
Emerging Portfolio Fund Research, Inc. (EPFR), an Informa Company	Monthly	None
Enfusion Systems	Daily	None
ENSO LP	Daily	None
eVestment Alliance	Quarterly	8-10 Days
EZE Order Management System	Daily	None
FactSet	Daily	None
Institutional Shareholder Services (Proxy Voting Services)	Daily	None
ITG	Daily	None
Middle Office Solutions, LLC	Daily	None
Morningstar	Daily	None
NaviSite, Inc.	Daily	None
StarCompliance	Daily	None
State Street Bank and Trust Company (Fund Custodian and Accounting Agent)	Daily	None
SunGard/Protegent (formerly Dataware)	Daily	None
The Bank of New York Mellon	Daily	None
The Northern Trust Company	Daily	None
Thomson	Semi-annually	None
Thomson Reuters	Daily	None

Portfolio holdings information for a fund may also be released from time to time pursuant to ongoing arrangements with the following parties:

Recipient	Frequency	Delay Before Dissemination
Broadridge	Daily	None
Deutsche Bank	Monthly	6-8 Business Days
DST International plc (DSTi)	Daily	None
Electra Information Systems	Daily	None
Fidelity	Quarterly	5 Business Days
Fitch	Monthly	6-8 Business Days
Frank Russell	Monthly	1 Day
Glass Lewis & Co.	Daily	None
Informa Investment Solutions	Quarterly	8-10 Days
Interactive Data Corp	Daily	None
Liberty Hampshire	Weekly and Month End	None
S&P (Rating Agency)	Weekly Tuesday Night	1 Business Day
SunTrust	Weekly and Month End	None

Excluded from the lists of ongoing arrangements set forth above are ongoing arrangements where either (i) the disclosure of portfolio holdings information occurs concurrently with or after the time at which the portfolio holdings information is included in a public filing with the SEC that is required to include the information, or (ii) a fund’s portfolio holdings information is made available no earlier than the day next following the day on which the fund makes the information available on its website, as disclosed in the fund’s prospectus. The approval of the funds’ Chief Compliance Officer, or designee, must be obtained before entering into any new ongoing arrangement or altering any existing ongoing arrangement to make available portfolio holdings information, or with respect to any exceptions from the policy.

Release of limited portfolio holdings information

In addition to the ongoing arrangements described above, a fund’s complete or partial list of holdings (including size of positions) may be released to another party on a one-time basis, provided the party receiving the information has executed a non-disclosure and confidentiality agreement and provided that the specific release of information has been approved by the fund’s Chief Compliance Officer or designee as consistent with the policy. By way of illustration and not of limitation, release of non-public information about a fund’s portfolio holdings may be made (i) to a proposed or potential adviser or subadviser or other investment manager asked to provide investment management services to the fund, or (ii) to a third party in connection with a program or similar trade.

In addition, the policy permits the release to investors, potential investors, third parties and Legg Mason personnel that are not fund-affiliated personnel of limited portfolio holdings information in other circumstances, including:

1.	A fund’s top ten securities, current as of month-end, and the individual size of each such security position may be released at any time following month-end with simultaneous public disclosure.

2.	A fund’s top ten securities positions (including the aggregate but not individual size of such positions) may be released at any time with simultaneous public disclosure.

3.	A list of securities (that may include fund holdings together with other securities) followed by an investment professional (without position sizes or identification of particular funds) may be disclosed to sell-side brokers at any time for the purpose of obtaining research and/or market information from such brokers.

4.	A trade in process may be discussed only with counterparties, potential counterparties and others involved in the transaction (i.e., brokers and custodians).

5.	A fund’s sector weightings, yield and duration (for fixed income and money market funds), performance attribution (e.g., analysis of the fund’s out-performance or underperformance of its benchmark based on its portfolio holdings) and other summary and statistical information that does not include identification of specific portfolio holdings may be released, even if non-public, if such release is otherwise in accordance with the policy’s general principles.

6.	A small number of a fund’s portfolio holdings (including information that the fund no longer holds a particular holding) may be released, but only if the release of the information could not reasonably be seen to interfere with current or future purchase or sales activities of the fund and is not contrary to law.

7.	A fund’s portfolio holdings may be released on an as-needed basis to its legal counsel, counsel to its independent trustees and its independent public accounting firm, in required regulatory filings or otherwise to governmental agencies and authorities.

Exceptions to the policy

A fund’s Chief Compliance Officer, or designee, may, as is deemed appropriate, approve exceptions from the policy. Exceptions are granted only after a thorough examination and consultation with the manager’s legal department, as necessary. Exceptions from the policy are reported annually to each fund’s board.

Limitations of policy

The funds’ portfolio holdings policy is designed to prevent sharing of portfolio information with third parties that have no legitimate business purpose for accessing the information. The policy may not be effective to limit access to portfolio holdings information in all circumstances, however. For example, the manager or the subadviser may manage accounts other than a fund that have investment objectives and strategies similar to those of the fund. Because these accounts, including a fund, may be similarly managed, portfolio holdings may be similar across the accounts. In that case, an investor in another account managed by the manager or the subadviser may be able to infer the portfolio holdings of the fund from the portfolio holdings in that investor’s account.

TAXES

The following is a summary of certain material U.S. federal (and, where noted, state and local) income tax considerations affecting the funds and their shareholders. This discussion is very general and, except where noted, does not address investors subject to special rules, such as investors who hold shares in a fund through an IRA, 401(k) or other tax-advantaged account. Current and prospective shareholders are therefore urged to consult their own tax advisers with respect to the specific federal, state, local and foreign tax consequences of investing in a fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

The Funds and Their Investments

Each fund will be treated as a separate taxpayer for U.S. federal income tax purposes. Each fund has elected to be treated, and intends to qualify each year, as a “regulated investment company” under Subchapter M of the Code. To so qualify, a fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of the fund’s taxable year, (i) at least 50% of the market value of the fund’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, in the securities (other than the securities of other regulated investment companies) of any two or more issuers that the fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or in the securities of one or more “qualified publicly traded partnerships.”

A fund’s investments in partnerships, if any, including in qualified publicly traded partnerships, may result in that fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

As a regulated investment company, a fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, a fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., generally, its taxable income other than its net capital gain, plus or minus certain other adjustments), and (ii) 90% of its net tax-exempt income for the taxable year. A fund will be subject to income tax at regular corporate tax rates on any taxable income or gains that it does not distribute to its shareholders.

If, for any taxable year, a fund were to fail to qualify as a regulated investment company under the Code or were to fail to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the fund in computing its taxable income. In addition, in the event of a failure to qualify, the applicable fund’s distributions, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary dividend income for federal income tax purposes to the extent the distributions are derived from the fund’s current and accumulated earnings and profits. However, such dividends would be eligible, subject to any generally applicable limitations, (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends-received deduction in the case of corporate shareholders. Moreover, if a fund were to fail to qualify as a regulated investment company in any year, it would be required to pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. Under certain circumstances, a fund may cure a failure to qualify as a regulated investment company, but in order to do so the fund may incur significant fund-level taxes and may be forced to dispose of certain assets. If a fund failed to qualify as a regulated investment company for a period greater than two taxable years, the fund would generally be required to recognize any net built-in gains with respect to certain of its assets upon a disposition of such assets within ten years of qualifying as a regulated investment company in a subsequent year.

The Code imposes a 4% nondeductible excise tax on a fund to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98.2% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or capital gain net income that is retained by a fund and subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. The funds anticipate that they will pay such dividends and will make such distributions as are necessary to avoid the application of this excise tax.

A fund’s transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies), if any, will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the fund and defer fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require each fund to “mark to market” certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause each fund to recognize income prior to the receipt of cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. In order to distribute this income and avoid a tax at the fund level, a fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. Each fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the fund as a regulated investment company.

A fund’s investments in so-called “section 1256 contracts,” such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by a fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” or part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the fund.

In general, gain or loss on a short sale is recognized when a fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the fund’s hands. Except with respect to certain situations where the property used by a fund to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of “substantially identical property” held by a fund. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by a fund for more than one year. In general, a fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

As a result of entering into swap contracts, a fund may make or receive periodic net payments. A fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the fund has been a party to the swap for more than one year).

A fund may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of (1)mark-to-market rules, constructive sale rules or rules applicable to partnerships or trusts in which the fund invests or to certain “appreciated financial positions”; (2) the inability to obtain cash distributions or other amounts due to currency controls or restrictions on repatriation imposed by a foreign country with respect to a fund’s investments (including through depositary receipts) in issuers in such country or (3) tax rules applicable to debt obligations acquired with “original issue discount,” including zero-coupon or deferred payment bonds and pay-in-kind debt obligations, or to market discount if an election is made with respect to such market discount. In order to distribute this income and avoid a tax on the fund, a fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. A fund might also meet the distribution requirements by borrowing the necessary cash, thereby incurring interest expenses.

Capital Loss Carryforwards. On November 30, 2014, the unused capital loss carryforwards of the funds were as follows:

Fund	Capital Loss Carryforwards ($)
California Fund	6,322,124
New York Fund	10,085,701

For U.S. federal income tax purposes, unused capital loss carryforwards that arose in tax years that began on or before December 22, 2010 (“Pre-2011 Losses”) are available to be applied against future capital gains, if any, realized by a fund prior to the expiration of the carryforwards. Those carryforwards expire as follows:

	Amount of Capital Loss Carryforward that Expires ($)
	November 30, 2017	November 30, 2018	November 30, 2019
California Fund	2,907,290	3,056,475	358,359
New York Fund	3,833,887	5,189,080	1,062,734

A fund’s net short- and long-term capital losses incurred in taxable years beginning after December 22, 2010 (“Post-2010 Losses”) may be carried forward without limit, and such carryforwards must be fully utilized before the fund will be permitted to utilize any carryforwards of Pre-2011 Losses. In addition, under certain circumstances, a fund may elect to treat certain losses as though they were incurred on the first day of the taxable year following the taxable year in which they were actually incurred. As of December 1, 2014, the aggregate amount of Post-2010 Losses and losses deferred from the year ended November 30, 2014 was $4,672,293 for California Fund and $4,969,473 for New York Fund.

Taxation of U.S. Shareholders

Dividends and Distributions. Dividends and other distributions by a fund are generally treated under the Code as received by shareholders of that fund at the time the dividend or distribution is made. However, if any dividend or distribution is declared by a fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month but is actually paid during the following January, such dividend or distribution will be deemed to have been received by each shareholder on December 31 of the year in which the dividend was declared.

Each fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryforwards). However, if a fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryforwards), it will be subject to a corporate tax on the amount retained. In that event, that fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the income tax paid by the fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the applicable fund upon timely filing appropriate returns or claims for refund with the Internal Revenue Service (the “IRS”).

Exempt-interest dividends paid by a fund are exempt from regular federal income taxes. Other distributions from a fund’s net investment income and net realized short-term capital gains are taxable to a U.S. shareholder as ordinary income, whether paid in cash or in shares. Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), if any, that a fund reports as capital gain dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the fund.

Dividends and distributions from a fund other than exempt-interest dividends will generally be taken into account in determining a shareholder’s “net investment income” for purposes of the Medicare contribution tax applicable to certain individuals, estates and trusts.

The funds do not anticipate that a significant portion of their dividends paid will qualify for the dividends-received deduction for corporate shareholders. The funds also do not expect a significant portion of distributions to be treated as “qualified dividend income,” which is taxable to noncorporate shareholders at reduced rates.

Distributions in excess of a fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of the shareholder’s basis in his or her shares of the fund, and as a capital gain thereafter (if the shareholder holds his or her shares of the fund as capital assets). Each shareholder who receives distributions in the form of additional shares will be treated for U.S. federal income tax purposes as if receiving a distribution in an amount equal to the amount of money that the shareholder would have received if he or she had instead elected to receive cash distributions. The shareholder’s aggregate tax basis in shares of the applicable fund will be increased by such amount.

Investors considering buying shares just prior to a capital gain distribution should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, such distribution may nevertheless be taxable to them.

The funds intend to satisfy conditions that will enable them to pay “exempt-interest dividends” to their shareholders. Exempt-interest dividends are dividends attributable to interest income received from municipal obligations and are generally not subject to regular federal income taxes, although they may be considered taxable for certain state and local income tax purposes and may be subject to federal individual and corporate alternative minimum taxes. Repurchase agreements on municipal obligations generally give rise to taxable interest income, which will not be included in exempt-interest dividends when distributed by a fund.

Because each fund will distribute exempt-interest dividends, interest on indebtedness incurred by shareholders, directly or indirectly, to purchase or carry shares is not deductible for U.S. federal income tax purposes. In addition, the interest on any such indebtedness is not deductible by a shareholder of the California Fund for California personal income tax purposes, or by a New York Fund shareholder for New York State, New York City and the City of Yonkers personal income tax purposes. Investors receiving social security or railroad retirement benefits should be aware that exempt-interest dividends received from a fund may, under certain circumstances, cause a portion of such benefits to be subject to federal income tax. Furthermore, any portion of an exempt-interest dividend paid by a fund that represents income derived from certain revenue or private activity bonds held by such fund may not retain its federal tax-exempt status in the hands of a shareholder who is a “substantial user” of a facility financed by such bonds or a “related person” thereof. Moreover, some or all of the exempt-interest dividends distributed by a fund may be a specific preference item, or a component of an adjustment item, for purposes of the federal individual and corporate alternative minimum taxes. Shareholders should consult their own tax advisors to determine whether they are (a) “substantial users” with respect to a facility or “related” to such users within the meaning of the Code or (b) subject to a federal alternative minimum tax or the federal or California “excess net passive income” taxes.

Sales of Shares. Upon the sale or exchange of his or her shares in a fund, a shareholder will generally recognize a taxable gain or loss equal to the difference between the amount realized and his or her basis in the shares. A redemption of shares by a fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of fund shares held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder (including amounts credited to the shareholder as undistributed capital gains) with respect to such shares.

If a shareholder incurs a sales charge in acquiring shares of a fund, disposes of those shares within 90 days and then acquires, before February 1 of the calendar year following the calendar year of the disposition, shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain or loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis in the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

If a shareholder recognizes a loss with respect to a fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. The fact that a loss is so reportable does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.

If a shareholder’s shares are redeemed to pay a fee because the shareholder’s account balance is less than a certain threshold, the redemption will be treated as a taxable sale or exchange of shares, as described above. The deductibility of that fee by a shareholder that is an individual may be subject to generally applicable limitations on miscellaneous itemized deductions.

Basis Reporting. Each fund, or, in the case of a shareholder holding shares through a Service Agent, the Service Agent, will report to the IRS the amount of proceeds that a shareholder receives from a redemption or exchange of fund shares. For redemptions or exchanges of shares acquired on or after January 1, 2012, a fund will also report the shareholder’s basis in those shares and the character of any gain or loss that the shareholder realizes on the redemption or exchange (i.e., short-term or long-term), and certain related tax information. If a shareholder has a different basis for different shares of a fund in the same account (e.g., if a shareholder purchased fund shares held in the same account when the shares were at different prices), the fund will by default report the basis of the shares redeemed or exchanged using the average basis method, under which the basis per share is the average of the bases of all the shareholder’s fund shares in the account. For these purposes, shares acquired prior to January 1, 2012 and shares acquired on or after January 1, 2012 will generally be treated as held in separate accounts.

A shareholder may instruct a fund to use a method other than average basis for an account. If redemptions, including in connection with payment of an account fee, or exchanges have occurred in an account to which the average basis method applied, the basis of the fund shares remaining in the account will continue to reflect the average basis notwithstanding the shareholder’s subsequent election of a different method. For further assistance, shareholders who hold their shares directly with the fund may call the fund at 1-877-721-1926 Monday through Friday between 8:00 a.m. and 5:30 p.m. (Eastern time). Shareholders who hold shares through a Service Agent should contact the Service Agent for further assistance or for information regarding the Service Agent’s default method for calculating basis and procedures for electing to use an alternative method. Shareholders should consult their tax advisers concerning the tax consequences of applying the average basis method or electing another method of basis calculation, and should consider electing such other method prior to making redemptions or exchanges in their accounts.

Backup Withholding. Each fund may be required in certain circumstances to apply backup withholding on dividends (including exempt-interest dividends), distributions and redemption proceeds payable to noncorporate shareholders who fail to provide such fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. The backup withholding rate is 28%. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. federal income tax liabilities.

Notices. Shareholders of each fund will receive, if appropriate, various written notices after the close of that fund’s taxable year regarding the U.S. federal income tax status of certain dividends, distributions and redemption proceeds that were paid (or that are treated as having been paid) by that fund to its shareholders during the preceding taxable year.

Other Taxes. Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation. Generally, shareholders will have to pay state or local taxes on fund dividends and other distributions, although distributions derived from interest on U.S. government obligations (but not distributions of gain from the sale of such obligations) may be exempt from certain state and local taxes.

Taxation of Non-U.S. Shareholders

Ordinary dividends and certain other payments made by a fund to non-U.S. shareholders are generally subject to federal withholding tax at a 30% rate (or such lower rate as may be determined in accordance with any applicable treaty). In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN or similar form certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides an IRS Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. federal income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or a lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate. Backup withholding will not be applied to payments that have already been subject to the 30% withholding tax.

The 30% withholding tax generally will not apply to exempt-interest dividends, to distributions of the excess of net long-term capital gains over net short-term capital losses, or to redemption proceeds.

For fund taxable years beginning before January 1, 2015, the 30% withholding tax also will not apply to dividends that a fund reports as (a) interest-related dividends, to the extent such dividends are derived from the fund’s “qualified net interest income,” or (b) short-term capital gain dividends, to the extent such dividends are derived from a fund’s “qualified short-term gain.” “Qualified net interest income” is a fund’s net income derived from U.S. source interest and original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short-term capital gain of a fund for its taxable year over its net long-term capital loss, if any. In the case of shares held through an intermediary, the intermediary may withhold even if a fund reports a payment as an interest-related dividend or a short-term capital gain dividend. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

Under legislation generally known as “FATCA” (the Foreign Account Tax Compliance Act), each fund is required to withhold 30% of certain ordinary dividends it pays after June 30, 2014 (or, in certain cases, after later dates) and 30% of the gross proceeds of share redemptions and certain capital gain dividends it pays after December 31, 2016, to shareholders that fail to meet prescribed information reporting or certification requirements. In general, no such withholding will be required with respect to a U.S. person or non-U.S. individual that timely provides the certifications required by the fund or its agent on a valid IRS Form W-9 or applicable IRS Form W-8, respectively. Shareholders potentially subject to withholding include foreign financial institutions (“FFIs”), such as non-U.S. investment funds, and non-financial foreign entities (“NFFEs”). To avoid withholding under FATCA, an FFI generally must enter into an information sharing agreement with the IRS in which it agrees to report certain identifying information (including name, address, and taxpayer identification number) with respect to its U.S. account holders (which, in the case of an entity shareholder, may include its direct and indirect U.S. owners), and an NFFE generally must identify and provide other required information to the fund or other withholding agent regarding its U.S. owners, if any. Such non-U.S. shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by regulations and other guidance. A non-U.S. shareholder resident or doing business in a country that has entered into an intergovernmental agreement with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the shareholder and the applicable foreign government comply with the terms of the agreement.

A non-U.S. entity that invests in a fund will need to provide the fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. Non-U.S. investors should consult their own tax advisers regarding the impact of these requirements on their investment in the fund.

State Tax Information

Generally, dividends received from a fund that are attributable to interest on U.S. government securities are not subject to state and local income taxes.

California State Taxes. California shareholders will not be subject to California state personal income tax on dividends they receive from the California Fund to the extent that such distributions qualify as exempt-interest dividends under the Code and California law and provided that, at the close of each quarter of the California Fund’s taxable year, at least 50% of the California Fund’s total assets are invested in California municipal securities. To the extent that distributions are derived from taxable income, including long-term or short-term capital gains, such distributions will not be exempt from California state personal income tax. Dividends on the California Fund are not excluded in determining California state franchise or income taxes on corporations and financial institutions. The foregoing is only a brief summary of the tax considerations generally affecting the California Fund and its shareholders who are California residents. Investors are urged to consult their tax advisors with specific reference to their own tax situation.

New York State and City Taxes. New York resident shareholders of the New York Fund will not be subject to New York State or New York City personal income tax on exempt-interest dividends attributable to interest on New York municipal securities. The New York Fund is required to report annually the source, tax status and recipient information related to its exempt-interest dividends distributed within the state of New York. Exempt-interest dividends are not excluded in determining New York State franchise or New York City business taxes on corporations and financial institutions. The foregoing is only a brief summary of some of the tax considerations generally affecting the New York Fund and its shareholders who are New York residents. Investors are urged to consult their tax advisors with specific reference to their own tax situation.

The foregoing is only a summary of certain material U.S. federal income tax consequences (and, where noted, state and local tax consequences) affecting the funds and their shareholders. Current and prospective shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a fund.

THE TRUST

The certificate of trust to establish Legg Mason Partners Income Trust (referred to in this section as the “Trust”) was filed with the State Department of Assessments and Taxation of Maryland on October 4, 2006. As of April 16, 2007, each fund was redomiciled as a series of the Trust. Immediately prior to such redomiciliation, each fund was reorganized on April 16, 2007 as a series of Legg Mason Partners Income Funds, a Massachusetts business trust.

The Trust is a Maryland statutory trust. A Maryland statutory trust is an unincorporated business association that is established under, and governed by, Maryland law. Maryland law provides a statutory framework for the powers, duties, rights and obligations of the trustees and shareholders of the statutory trust, while the more specific powers, duties, rights and obligations of the trustees and the shareholders are determined by the trustees as set forth in the trust’s declaration of trust. Some of the more significant provisions of the Trust’s declaration of trust (the “Declaration”) are described below.

Shareholder Voting. The Declaration provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Maryland law, actions by the trustees of the Trust (the “Trustees”) Trustees without seeking the consent of shareholders. The Trustees may, without shareholder approval, amend the Declaration or authorize the merger or consolidation of the Trust into another trust or entity, reorganize the Trust or any series or class into another trust or entity or a series or class of another entity, sell all or substantially all of the assets of the Trust or any series or class to another entity, or a series or class of another entity, or terminate the Trust or any series or class.

A fund is not required to hold an annual meeting of shareholders, but a fund will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the Declaration. The Declaration provides for “dollar-weighted voting” which means that a shareholder’s voting power is determined, not by the number of shares he or she owns, but by the dollar value of those shares determined on the record date. All shareholders of record of all series and classes of the Trust vote together, except where required by the 1940 Act to vote separately by series or by class, or when the Trustees have determined that a matter affects only the interests of one or more series or classes of shares. There is no cumulative voting on any matter submitted to a vote of the shareholders.

Election and Removal of Trustees. The Declaration provides that the Trustees may establish the number of Trustees and that vacancies on the Board may be filled by the remaining Trustees, except when election of Trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The Declaration also provides that a mandatory retirement age may be set by action of two-thirds of the Trustees and that Trustees may be removed, with or without cause, by a vote of shareholders holding two-thirds of the voting power of the Trust, or by a vote of two-thirds of the remaining Trustees. The provisions of the Declaration relating to the election and removal of Trustees may not be amended without the approval of two-thirds of the Trustees.

Amendments to the Declaration. The Trustees are authorized to amend the Declaration without the vote of shareholders, but no amendment may be made that impairs the exemption from personal liability granted in the Declaration to persons who are or have been shareholders, Trustees, officers or employees of the Trust or that limits the rights to indemnification, advancement of expenses or insurance provided in the Declaration with respect to actions or omissions of persons entitled to indemnification, advancement of expenses or insurance under the Declaration prior to the amendment.

Issuance and Redemption of Shares. A fund may issue an unlimited number of shares for such consideration and on such terms as the Trustees may determine. All shares offered pursuant to the Prospectus of the Fund, when issued, will be fully paid and non- assessable. Shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, except as the Trustees may determine. A fund may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the Trustees, including, for example, if the shareholder fails to provide a fund with identification required by law, or if the fund is unable to verify the information received from the shareholder. Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.

Disclosure of Shareholder Holdings. The Declaration specifically requires shareholders, upon demand, to disclose to a fund information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, and a fund may disclose such ownership if required by law or regulation, or as the Trustees otherwise decide.

Small Accounts. The Declaration provides that a fund may close out a shareholder’s account by redeeming all of the shares in the account if the account falls below a minimum account size (which may vary by class) that may be set by the Trustees from time to time. Alternately, the Declaration permits a fund to assess a fee for small accounts (which may vary by class) and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.

Series and Classes. The Declaration provides that the Trustees may establish series and classes in addition to those currently established and that the Trustees may determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series and classes. The Trustees may change any of those features, terminate any series or class, combine series with other series in the Trust, combine one or more classes of a series with another class in that series or convert the shares of one class into shares of another class.

Each share of a fund, as a series of the Trust, represents an interest in the fund only and not in the assets of any other series of the Trust.

Shareholder, Trustee and Officer Liability. The Declaration provides that shareholders are not personally liable for the obligations of a fund and requires the fund to indemnify a shareholder against any loss or expense arising from any such liability. The fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. The Declaration further provides that a Trustee acting in his or her capacity as a Trustee is not personally liable to any person, other than the Trust or its shareholders, in connection with the affairs of the Trust. Each Trustee is required to perform his or her duties in good faith and in a manner he or she believes to be in the best interests of the Trust. All actions and omissions of Trustees are presumed to be in accordance with the foregoing standard of performance, and any person alleging the contrary has the burden of proving that allegation.

The Declaration limits a Trustee’s liability to the Trust or any shareholder to the fullest extent permitted under current Maryland law by providing that a Trustee is liable to the Trust or its shareholders for monetary damages only (a) to the extent that it is proved that he or she actually received an improper benefit or profit in money, property, or services or (b) to the extent that a judgment or other final adjudication adverse to the Trustee is entered in a proceeding based on a finding in the proceeding that the Trustee’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding. The Declaration requires the Trust to indemnify any persons who are or who have been Trustees, officers or employees of the Trust to the fullest extent permitted by law against liability and expenses in connection with any claim or proceeding in which he or she is involved by virtue of having been a Trustee, officer or employee. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available.

The Declaration provides that any Trustee who serves as chair of the Board, a member or chair of a committee of the Board, lead independent Trustee, audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

Derivative Actions. The Declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to a fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by no fewer than three unrelated shareholders must be made on the Trustees. The Declaration details information, certifications, undertakings and acknowledgements that must be included in the demand. The Trustees are not required to consider a demand that is not submitted in accordance with the requirements contained in the Declaration. The Declaration also requires that, in order to bring a derivative action, the complaining shareholders must be joined in the action by shareholders owning, at the time of the alleged wrongdoing, at the time of demand, and at the time the action is commenced, shares representing at least 5% of the voting power of the affected funds. The Trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that a suit should be maintained, then the Trust will commence the suit and the suit will proceed directly and not derivatively. If a majority of the independent Trustees determines that maintaining the suit would not be in the best interests of the funds, the Trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not consistent with the standard of performance required of the Trustees in performing their duties. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys’ fees) incurred by the Trust in connection with the consideration of the demand, if, in the judgment of the independent Trustees, the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the Declaration, the shareholders bringing the action may be responsible for the funds’ costs, including attorneys’ fees.

The Declaration further provides that a fund shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys’ fees that the fund is obligated to pay shall be calculated using reasonable hourly rates. The Declaration also requires that actions by shareholders against the Trust or a fund be brought only in federal court in Baltimore, Maryland, or if not permitted to be brought in federal court, then in state court in Baltimore, Maryland, and that the right to jury trial be waived to the fullest extent permitted by law.

FINANCIAL STATEMENTS

The audited financial statements of each fund (Statement of Assets and Liabilities, including the Schedule of Investments, as of November 30, 2014, Statement of Operations for the year ended November 30, 2014, Statements of Changes in Net Assets for each of the years in the two-year period ended November 30, 2014, Financial Highlights for each of the years in the five-year period ended November 30, 2014, and Notes to Financial Statements along with the Report of Independent Registered Public Accounting Firm, each of which is included in the Annual Report to Shareholders of each fund), are incorporated by reference into this SAI (filed on January 23, 2015; Accession Number 0001193125-15-018533 with respect to California Fund and 0001193125-15-018564 with respect to New York Fund).

APPENDIX A

DESCRIPTION OF RATINGS

The ratings of Moody’s Investors Service, Inc., Standard & Poor’s Ratings Group and Fitch Ratings represent their opinions as to the quality of various debt obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt obligations with the same maturity, coupon and rating may have different yields while debt obligations of the same maturity and coupon with different ratings may have the same yield. As described by the rating agencies, ratings are generally given to securities at the time of issuances. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.

Moody’s Investors Service, Inc. Global Rating Scales

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.1 Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments.2

Moody’s differentiates structured finance ratings from fundamental ratings (i.e., ratings on nonfinancial corporate, financial institution, and public sector entities) on the global long-term scale by adding (sf ) to all structured finance ratings. The (sf ) indicator was introduced on August 11, 2010 and explained in a special comment entitled “Moody’s Structured Finance Rating Scale.” The addition of (sf ) to structured finance ratings should eliminate any presumption that such ratings and fundamental ratings at the same letter grade level will behave the same. The (sf ) indicator for structured finance security ratings indicates that otherwise similarly rated structured finance and fundamental securities may have different risk characteristics. Through its current methodologies, however, Moody’s aspires to achieve broad expected equivalence in structured finance and fundamental rating performance when measured over a long period of time.

Description of Moody’s Investors Service, Inc.’s Global Long-Term Obligation Ratings:

Aaa—Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa—Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A—Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa—Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba—Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

[1]	For certain structured finance, preferred stock and hybrid securities in which payment default events are either not defined or do not match investors’ expectations for timely payment, the ratings reflect the likelihood of impairment and the expected financial loss in the event of impairment.
[2]	For certain structured finance, preferred stock and hybrid securities in which payment default events are either not defined or do not match investors’ expectations for timely payment, the ratings reflect the likelihood of impairment.

B—Obligations rated B are considered speculative and are subject to high credit risk.

Caa—Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca—Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C—Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

* * By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Description of Moody’s Investors Service, Inc.’s Global Short-Term Obligation Ratings:

P-1—Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2—Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3—Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP—Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Description of Moody’s Investors Service, Inc.’s US Municipal Ratings:

US Municipal Short-Term Obligation Ratings:

The Municipal Investment Grade (“MIG”) scale is used to rate US municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels—MIG 1 through MIG 3—while speculative grade short-term obligations are designated SG.

MIG 1—This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2—This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3—This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG—This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

US Municipal Demand Obligation Ratings:

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade (“VMIG”) scale.

The rating transitions on the VMIG scale differ from those on the Prime scale to reflect the risk that external liquidity support generally will terminate if the issuer’s long-term rating drops below investment grade.

VMIG 1—This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2—This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3—This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG—This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Description of Standard & Poor’s Ratings Group’s Long-Term Issue Credit Ratings:

Long-Term Issue Credit Ratings are based, in varying degrees, on Standard & Poor’s analysis of the following considerations: (1) likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA—An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA—An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A—An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB—An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C—Obligations rated “BB”, “B”, “CCC”, “CC”, and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB—An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B—An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC—An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC—An obligation rated “CC” is currently highly vulnerable to nonpayment.

C—A “C” rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the “C” rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D—An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days, irrespective of any grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to “D” upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Description of Standard & Poor’s Ratings Group’s Short-Term Issue Credit Ratings:

Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity date of no more than 365 days— including commercial paper.

A-1—A short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2—A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3—A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B—A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C—A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D—A short-term obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Description of Standard & Poor’s Ratings Group’s Municipal Short-Term Note Ratings Definitions:

A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor’s analysis will review the following considerations: (1) amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and (2) source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1—Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2—Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3—Speculative capacity to pay principal and interest.

Description of Standard & Poor’s Ratings Group’s Dual Ratings:

Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, “AAA/A-1+” or “A-1+/A-1”). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, “SP-1+/A-1+”).

Description of Standard & Poor’s Ratings Group’s Active Qualifiers (Currently applied and/or outstanding)

Standard & Poor’s uses six qualifiers that limit the scope of a rating. The structure of the transaction can require the use of a qualifier such as a “p” qualifier, which indicates the rating addressed the principal portion of the obligation only. Likewise, the qualifier can indicate a limitation on the type of information used, such as “pi” for public information. A qualifier appears as a suffix and is part of the rating.

Federal deposit insurance limit: “L” qualifier. Ratings qualified with “L” apply only to amounts invested up to federal deposit insurance limits.

Principal Payment: “p” qualifier. This suffix is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The “p” suffix indicates that the rating addresses the principal portion of the obligation only. The “p” suffix will always be used in conjunction with the “i” suffix, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAApNRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

Interest Payment: “i” qualifier. This suffix is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The “i” suffix indicates that the rating addresses the interest portion of the obligation only. The “i” suffix will always be used in conjunction with the “p” suffix, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAApNRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

Public Information Ratings: “pi” qualifier. Ratings with a “pi” suffix are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and therefore may be based on less comprehensive information than ratings without a “pi” suffix. Ratings with a “pi” suffix are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

Preliminary Ratings: “prelim” qualifier. Preliminary ratings, with the “prelim” suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by Standard & Poor’s of appropriate documentation. Standard & Poor’s reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating. (1) Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. (2) Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies. (3) Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s). (4) Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in Standard & Poor’s opinion, documentation is close to final. Preliminary ratings may also be assigned to these entities’ obligations. (5) Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, Standard & Poor’s would likely withdraw these preliminary ratings. (6) A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

Termination Structures: “t” qualifier. This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Description of Fitch Ratings’ Corporate Finance Long-Term Obligation Ratings:

Ratings of individual securities or financial obligations of a corporate issuer address relative vulnerability to default on an ordinal scale. In addition, for financial obligations in corporate finance, a measure of recovery given default on that liability is also included in the rating assessment. This notably applies to covered bonds ratings, which incorporate both an indication of the probability of default and of the recovery given a default of this debt instrument.

The relationship between issuer scale and obligation scale assumes an historical average recovery of between 30%-50% on the senior, unsecured obligations of an issuer. As a result, individual obligations of entities, such as corporations, are assigned ratings higher, lower, or the same as that entity’s issuer rating or IDR. At the lower end of the ratings scale, Fitch Ratings now additionally publishes explicit Recovery Ratings in many cases to complement issuer and obligation ratings.

AAA: Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative. “BB” ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B: Highly speculative. “B” ratings indicate that material credit risk is present†.

CCC: Substantial credit risk. “CCC” ratings indicate that substantial credit risk is present†.

CC: Very high levels of credit risk. “CC” ratings indicate very high levels of credit risk†.

C: Exceptionally high levels of credit risk. “C” indicates exceptionally high levels of credit risk†.

Defaulted obligations typically are not assigned “RD” or “D” ratings, but are instead rated in the “B” to “C” rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” obligation rating category, or to corporate finance obligation ratings in the categories below “CCC”.

The subscript “emr” is appended to a rating to denote embedded market risk which is beyond the scope of the rating. The designation is intended to make clear that the rating solely addresses the counterparty risk of the issuing bank. It is not meant to indicate any limitation in the analysis of the counterparty risk, which in all other respects follows published Fitch criteria for analyzing the issuing financial institution. Fitch does not rate instruments where the principal is to any degree subject to market risk.

Description of Fitch Ratings’ Structured, Project & Public Finance Long-Term Obligation Ratings:

Ratings of structured finance, project finance and public finance obligations on the long-term scale, including the financial obligations of sovereigns, consider the obligations’ relative vulnerability to default. These ratings are typically assigned to an individual security or tranche in a transaction and not to an issuer.

AAA: Highest credit quality. “AAA” ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. “AA” ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. “A” ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality. “BBB” ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative. “BB” ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time.

B: Highly speculative. “B” ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC: Substantial credit risk. Default is a real possibility.

CC: Very high levels of credit risk. Default of some kind appears probable.

C: Exceptionally high levels of credit risk. Default appears imminent or inevitable.

D: Default. Indicates a default. Default generally is defined as one of the following: (1) failure to make payment of principal and/or interest under the contractual terms of the rated obligation; (2) the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of the business of an issuer/obligor; or (3) the distressed exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation to avoid a probable payment default.

Structured Finance Defaults: “Imminent” default, categorized under “C”, typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. Alternatively where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation will typically be rated in the “C” category.

Structured Finance Write-downs: Where an instrument has experienced an involuntary and, in the agency’s opinion, irreversible “write-down” of principal (i.e. other than through amortization, and resulting in a loss to the investor), a credit rating of “D” will be assigned to the instrument. Where the agency believes the “write-down” may prove to be temporary (and the loss may be “written up” again in future if and when performance improves), then a credit rating of “C” will typically be as signed. Should the “write-down” then later be reversed, the credit rating will be raised to an appropriate level for that instrument. Should the “write-down” later be deemed as irreversible, the credit rating will be lowered to “D”.

Notes: In the case of structured and project finance, while the ratings do not address the loss severity given default of the rated liability, loss severity assumptions on the underlying assets are nonetheless typically included as part of the analysis. Loss severity assumptions are used to derive pool cash flows available to service the rated liability.

The suffix “sf” denotes the issue that is a structured finance transaction. For an explanation of how Fitch determines structured finance ratings, please see our criteria available at www.Fitchratings.com.

In the case of public finance, the ratings do not address the loss given default of the rated liability, focusing instead on the vulnerability to default of the rated liability.

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” Long-Term Rating category, or categories below “B”.

Description of Fitch Ratings’ Corporate, Public and Structured Finance Short-Term Obligation Ratings:

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1: Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2: Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3: Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C: High short-term default risk. Default is a real possibility.

RD: Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D: Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

Notes to Fitch Ratings’ Long-Term and Short-Term Obligation Ratings:

Rating Watch: Rating Watches indicate that there is a heightened probability of a rating change and the likely direction of such a change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or affirmed. However, ratings that are not on Rating Watch can be raised or lowered without being placed on Rating Watch first, if circumstances warrant such an action.

A Rating Watch is typically event-driven and, as such, it is generally resolved over a relatively short period. The event driving the Watch may be either anticipated or have already occurred, but in both cases, the exact rating implications remain undetermined. The Watch period is typically used to gather further information and/or subject the information to further analysis. Additionally, a Watch may be used where the rating implications are already clear, but where a triggering event (e.g. shareholder or regulatory approval) exists. The Watch will typically extend to cover the period until the triggering event is resolved or its outcome is predictable with a high enough degree of certainty to permit resolution of the Watch.

Rating Watches can be employed by all analytical groups and are applied to the ratings of individual entities and/or individual instruments. At the lowest categories of speculative grade (“CCC”, “CC” and “C”) the high volatility of credit profiles may imply that almost all ratings should carry a Watch. Watches are nonetheless only applied selectively in these categories, where a committee decides that particular events or threats are best communicated by the addition of the Watch designation.

Rating Outlook: Ratings Outlooks indicate the direction a rating is likely to move over a one- to two-year period. They reflect financial or other trends that have not yet reached the level that would trigger a rating action, but which may do so if such trends continue. The majority of Outlooks are generally Stable, which is consistent with the historical migration experience of ratings over a one- to two-year period. Positive or Negative rating Outlooks do not imply that a rating change is inevitable and, similarly, ratings with Stable Outlooks can be raised or lowered without a prior revision to the Outlook, if circumstances warrant such an action. Occasionally, where the fundamental trend has strong, conflicting elements of both positive and negative, the Rating Outlook may be described as Evolving.

Outlooks are currently applied on the long-term scale to issuer ratings in corporate finance (including sovereigns, industrials, utilities, financial institutions and insurance companies) and public finance outside the U.S.; to issue ratings in public finance in the U.S.; to certain issues in project finance; to Insurer Financial Strength Ratings; to issuer and/or issue ratings in a number of National Rating scales; and to the ratings of structured finance transactions and covered bonds. Outlooks are not applied to ratings assigned on the short-term scale and are applied selectively to ratings in the “CCC”, “CC” and “C” categories. Defaulted ratings typically do not carry an Outlook.

Deciding When to Assign Rating Watch or Outlook

Timing is informative but not critical to the choice of a Watch rather than an Outlook. A discrete event that is largely clear and the terms of which are defined, but which will not happen for more than six months—such as a lengthy regulatory approval process—would nonetheless likely see ratings placed on Watch rather than a revision to the Outlook.

An Outlook revision may, however, be deemed more appropriate where a series of potential event risks has been identified, none of which individually warrants a Watch but which cumulatively indicate heightened probability of a rating change over the following one to two years.

A revision to the Outlook may also be appropriate where a specific event has been identified, but where the conditions and implications of that event are largely unclear and subject to high execution risk over an extended period—for example a proposed, but politically controversial, privatization.

Expected Ratings: Where a rating is referred to as “expected”, alternatively referred to as “expects to rate” or suffixed as (“EXP”), this indicates that a full rating has been assigned based upon the agency’s expectations regarding final documentation, typically based upon a review of the final draft documentation provided by the issuer. If such final documentation is received and is as expected, the expected rating will typically be converted to a final rating. Fitch may also employ “expects to rate” language for new issuers (currently unrated) for ratings that are assigned in the course of a restructuring, refinancing or corporate reorganization. The “expects to rate” will reflect and refer to the rating level expected following the conclusion of the proposed operation (debt issuance, restructure, or merger). While expected ratings typically convert to final ratings within a short time, determined by timing of transaction closure, in the period between assignment of an expected rating and a final rating, expected ratings may be raised, lowered or placed on Rating Watch or withdrawn, as with final ratings.

Private Ratings: Fitch Ratings also prepares a limited number of private ratings, for example for entities with no publicly traded debt, or where the rating is required for internal benchmarking or regulatory purposes. These ratings are generally provided directly to the rated entity, which is then responsible for ensuring that any party to whom it discloses the private rating is updated when any change in the rating occurs.

Private ratings undergo the same analysis, committee process and surveillance as published ratings, unless otherwise disclosed as “point-in-time” in nature.

Program Ratings: Program ratings assigned to corporate and public finance note issuance programs (e.g. medium-term note programs) relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program.

“Interest-Only” Ratings: Interest-only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

“Principal-Only” Ratings: Principal-only ratings address the likelihood that a security holder will receive its initial principal investment either before or by the scheduled maturity date.

“Rate of Return” Ratings: Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.

Matured/Paid-In-Full: a. “Matured”—This action is used when an issue has reached the end of its repayment term and rating coverage is discontinued. Denoted as “NR”. b. “Paid-In-Full”—This action indicates that the issue has been paid in full. As the issue no longer exists, it is therefore no longer rated. Denoted as “PIF”.

A designation of “Not Rated” or “NR” is used to denote securities not rated by Fitch where Fitch has rated some, but not all, securities comprising an issuance capital structure.

Withdrawn: The rating has been withdrawn and the issue or issuer is no longer rated by Fitch Ratings. Indicated in rating databases with the symbol “WD”.

“Unenhanced” Ratings: Unenhanced ratings reflect the underlying creditworthiness of financial instruments absent any credit enhancement that may be provided through bond insurance, financial guarantees, dedicated letters of credit, liquidity facilities, or intercept mechanisms.

In some cases, Fitch may choose to assign an unenhanced rating along with credit rating based on enhancement. The unenhanced rating indicates the creditworthiness of the financial instrument without considering any benefit of such enhancement. Financial obligations may be enhanced by a guarantee instrument provided by a rated third party.

Non-Credit Rating Scales: In addition, Fitch Ratings provides specialist ratings on other topics. Operational risk ratings are assigned to servicers of commercial and residential mortgages and other asset types.

Asset manager ratings opine on the relative operational and financial capabilities of asset managers, trustees and others. Fund Credit and/or Volatility Ratings are assigned to fund’s or local government investment pool’s portfolio. Many of these ratings are offered internationally and in some cases on a national basis applying appropriate ratings modifiers and identifiers.

Appendix B

Western Asset Management Company

Proxy Voting Policies and Procedures

Policy

As a fixed income only manager, the occasion to vote proxies is very rare. However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset affiliated companies) regarding the voting of any securities owned by its clients.

Procedure

Responsibility and Oversight

The Western Asset Legal and Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Legal and Compliance Department maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

a. Proxies are reviewed to determine accounts impacted.

b. Impacted accounts are checked to confirm Western Asset voting authority.

c. Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d. If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e. Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

f. Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a. A copy of Western Asset’s policies and procedures.

b. Copies of proxy statements received regarding client securities.

c. A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d. Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e. A proxy log including:

1. Issuer name;

2. Exchange ticker symbol of the issuer’s shares to be voted;

3. Committee on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4. A brief identification of the matter voted on;

5. Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6. Whether a vote was cast on the matter;

7. A record of how the vote was cast; and

8. Whether the vote was cast for or against the recommendation of the issuer’s management team. Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Western Asset’s proxy policies are described in the firm’s Part 2A of Form ADV. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1. Whether Western (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2. Whether Western or an officer or director of Western or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3. Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board- approved proposals are as follows:

1. Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board- approved proposals on other matters relating to the board of directors with the following exceptions:

a. Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b. Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c. Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d. Votes are cast on a case-by-case basis in contested elections of directors.

2. Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b. Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c. Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3. Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a. Western Asset votes for proposals relating to the authorization of additional common stock.

b. Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c. Western Asset votes for proposals authorizing share repurchase programs.

4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5. Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a. Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b. Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6. Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a. Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b. Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2. Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers—i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

Retirement Accounts

For accounts subject to ERISA, as well as other Retirement Accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor (“DOL”) has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary. Furthermore, unless Western Asset is expressly precluded from voting the proxies, the DOL has determined that the responsibility remains with the investment manager.

In order to comply with the DOL’s position, Western Asset will be presumed to have the obligation to vote proxies for its Retirement Accounts unless Western Asset has obtained a specific written instruction indicating that: (a) the right to vote proxies has been reserved to a named fiduciary of the client, and (b) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the Retirement Account client and in accordance with any proxy voting guidelines provided by the client.

APPENDIX C

ADDITIONAL INFORMATION CONCERNING CALIFORNIA MUNICIPAL OBLIGATIONS

The following information is a summary of certain factors affecting the credit and financial condition of the State of California (“California” or the “State”). The sources of payment for California municipal obligations and the marketability thereof may be affected by financial or other difficulties experienced by the State and certain of its municipalities and public authorities. This summary does not purport to be a complete description and, with the exception of the last paragraph hereof, is derived solely from information contained in an official statement, dated November 13, 2014 relating to a debt offering by the State. Any estimates of future results and other projections are statements of opinion made by the State in, and as of the date of, such official statements and are subject to risks and uncertainties that may cause actual results to differ materially. The funds have not independently verified, and are not responsible for, the accuracy, completeness or timeliness of this information, and the funds do not undertake any obligation to update such information. Such information is included herein without the express authority of any California issuer and is provided without regard to any events that have occurred since the date of the most recent statement.

ECONOMY GENERALLY

California’s economy, the largest among the 50 states and one of the largest and most diverse in the world, has major components in high technology, trade, entertainment, agriculture, manufacturing, government, tourism, construction and services. The relative proportion of the various components of the California economy closely resembles the make-up of the national economy. The State of California is by far the most populous state in the nation, nearly 50 percent larger than the second-ranked state according to the 2010 U.S. Census. The 2013 estimate of California’s population is 38.2 million residents, which is 12 percent of the total United States population.

During the recent recession, which officially ended in 2009, the State experienced the most significant economic downturn since the Great Depression of the 1930s. As a result, State tax revenues declined precipitously, resulting in large budget gaps and occasional cash shortfalls in the period from 2008 through 2011, which were addressed largely through various spending cuts and payment deferrals.

California followed the nation’s path through the recession and into the recovery. California labor markets deteriorated dramatically during the latter half of 2008 and the first nine months of 2009, suffering their worst losses on record. From July 2007 through February 2010, the State lost 1.3 million nonfarm jobs. These losses switched to very modest gains during 2010 and 2011, which accelerated in 2012. California has gained 1.3 million jobs from February 2010 through April 2014, recovering almost all of the nonfarm jobs lost during the recession.

The California economy is experiencing a gradual and broadening recovery. Continued growth in the high-technology sector, international trade, and tourism are being supplemented by better residential construction and real estate conditions.

Despite the significant budgetary improvements, as of November 13, 2014, there remain a number of major risks and pressures that threaten the State’s financial condition, including the need to repay billions of dollars of obligations which were deferred to balance budgets during the economic downturn, as well as significant unfunded liabilities of the two main retirement systems managed by State entities, CalPERS and CalSTRS.

In addition, the State’s revenues (particularly the personal income tax) can be volatile and correlate to overall economic conditions. There can be no assurances that the State will not face fiscal stress and cash pressures again, or that other changes in the State or national economies will not materially adversely affect the financial condition of the State.

The State manages its cash flow requirements during the fiscal year primarily with a combination of external borrowing and internal borrowing by the General Fund from over 700 special funds. Since June 2008, the General Fund has typically ended each fiscal year with a net borrowing from these special funds. However, as of June 30, 2014, the General Fund had a cash surplus of $1.9 billion and did not owe any monies to these special funds and other State funds from internal borrowing for cash management purposes (compared to almost $2.435 billion owed at June 30, 2013 and $9.593 billion owed at June 30, 2012).

National Economy. The national economy experienced an uneven expansion in 2013. Following an annual growth rate of 1.1 percent in the first quarter of 2013, output of the national economy (Real Gross Domestic Product) grew by 2.5 percent in the second quarter, 4.1 percent in the third quarter, and 2.6 percent in the fourth quarter (due in part to the federal government shutdown).

Before falling by 2.9 percent in the first quarter of 2014, the economy had experienced eleven consecutive quarters of growth. The recovery is expected to pick up later in 2014 and 2015.

The national unemployment rate declined gradually from the middle of 2011 through early 2014, to 6.1 percent in June 2014. Nonfarm payroll employment expanded at a modest pace from 2011 through the same period.

As of November 13, 2014, home building had been gradually improving but is still relatively weak compared to pre-crisis levels and historical averages. While still at a subdued level with respect to pre-crisis levels, housing starts were up over 18 percent during 2013, and have continued to improve since then. Home prices in most metropolitan areas have continued to improve.

After shrinking in 2013, the U.S. trade deficit began to climb again in the early part of 2014 due to slower export growth and increasing imports.

California Economy. California’s recovery spread to more sectors of the economy in 2013, with continued progress in early 2014. Growth in the high-technology sector, international trade, and tourism are being supplemented by better residential construction and real estate conditions. Overall, California’s real GDP increased by 2 percent in 2013, and totaled $2.2 trillion at current prices, making it the 8th largest economy in the world. As of November 13, 2014, while the drought is one of the most severe in California’s history, the State has indicated that it expects that farmers will largely be able to offset the effects of surface water shortfalls through groundwater pumping, shifting crop patterns, and planting fewer acres. A continuation of drought conditions past 2014 would have more severe impacts, as options for adjustment would be even more limited.

Personal income increased in fourteen of the sixteen quarters through the end of 2013, with decreases only in the fourth quarter of 2011 and the first quarter of 2013. The decrease in early 2013 was partially due to the expiration of the federal payroll tax holiday. These numbers also reflect the revised methodology implemented by the U.S. Bureau of Economic Analysis for the national accounts. Although the reported levels of personal income have changed as a result of the revised methodology, these changes merely reflect more accurate statistics about the underlying state of the economy. As such, the changes are not expected to have any impact on revenue. In the longer run, the more accurate economic data could lead to more accurate revenue forecasts.

The methodology was also revised for the payroll survey, with in-home support service jobs now included under the educational and health services industry. California was one of the last states to exclude these jobs from the payroll survey, and the new numbers are more consistent with statistics for the nation and other states.

Due to an aging population, there has been strong growth in in-home support service jobs, which increased the pace of the recovery. Using the new methodology, California’s nonfarm payroll jobs grew by 391,700 between December 2012 and December 2013, or by 32,600 jobs per month on average. In 2012, employment grew by 465,800, or by 38,800 jobs per month. (The employment statistics were revised back to 1990 using the new methodology, and the revised statistics were higher from 1990 to the present.) In February 2014, the private sector had surpassed the pre-recession peak in payroll employment, but the declines in the government sector meant that total nonfarm payroll jobs did not surpass the pre-recession peak until June 2014. Despite the drought, farm employment has been relatively steady, with farm jobs averaging 406,600 in the first half of 2014 compared with 407,400 jobs in 2013. The State unemployment rate reached a high of 12.4 percent in late 2010. The rate improved thereafter, falling to 7.4 percent in June 2014. In comparison, the national unemployment rate was 6.1 percent in June 2014.

After hitting a low of close to 200,000 units (seasonally-adjusted and annualized) in the middle of 2007, sales of existing single-family homes have rebounded to nearly 400,000 units annually. Home prices continued to climb in 2013 and early 2014 reaching levels not seen in more than five years. The median price of existing, single-family homes sold in June 2014 was $457,160. However, this remains 23 percent below the pre-recession peak.

California issued 83,000 residential building permits in 2013, 42.6 percent more than were issued in 2012 but still only 39 percent of the 213,000 permits issued in 2004. Despite a large number of permits issued in April 2014, the average pace of permits issued in the first five months of 2014 was only 85,000 on an annualized basis. These remain mostly permits for multi-family structures.

California set a new record for merchandise exports in 2013. Export values totaled $168.13 billion, surpassing the $161.9 billion recorded in 2012. Exports of manufactured goods and non-manufactured goods (agricultural produce and raw materials) in 2013 were up 4.6 percent and 7.1 percent respectively, from 2012. Exports have continued to increase in early 2014, generally at a faster rate than for the U.S. as a whole. For the month of April, California exports totaled $14.1 billion, an increase of 7.5 percent from April 2013. Despite the drought, agricultural exports continue to increase as rising prices offset lower volumes of exports.

As of November 13, 2014, the California economy was expected to continue making steady progress. The State expects industry employment to expand 2.5 percent in 2014 and 2015, respectively, and 2.4 percent growth is projected for 2016. The State also expects personal income to grow 4.6 percent in 2014, 5.1 percent in 2015, and 5.4 percent in 2016.

As of November 13, 2014, despite moderate growth in the past year which appeared to be continuing into the first half of 2014, the State indicated that there were still risks to the economy. First, the persistence of unemployment has meant slow income growth for a broad section of the population, and slow wage growth. This impacts the ability of people to save and invest, and makes it difficult for consumption growth to support broader economic growth. Second, economic expansions do not last forever. In the post-war period, the average expansion length was almost five years and the longest expansion was ten years. As of June 2014, the current expansion had lasted five years. There are few immediate signs of a contraction, but it would be an historical anomaly for the U.S. not to see another recession before 2020.

RECENT DEVELOPMENTS

The 2014 Budget Act. On June 20, 2014, the Governor signed Chapter 25, Statutes of 2014 (SB 852)—the 2014 Budget Act. The 2014-15 Budget, comprised of the 2014 Budget Act and related legislation, continues to pay down the “wall of debt,” invests in public schools, pays for the recent expansion of health care coverage for millions, deposits $1.6 billion to the State’s rainy day fund (“Budget Stabilization Account” or “BSA”), and includes a plan to shore up teacher pensions. At the time of the budget enactment, the 2014-15 Budget projected that the State would end fiscal year 2014-15 with a $449 million budget reserve on June 30, 2015, in addition to the money in the BSA. The 2014- 15 Budget includes trigger mechanisms that would require specified additional General Fund expenditures if state revenues rise higher than anticipated in the budget.

Recent Tax Receipts. The Department of Finance reported that, based on agency cash receipts, tax receipts for July 2014 were $100 million above the 2014-15 Budget Act estimates of $6.078 billion.

As of November 13, 2014, the Department of Finance reported that, based on agency cash receipts, tax receipts for August 2014 were $56 million below the 2014-15 Budget Act estimate of $6.215 billion. General Fund sales and use tax receipts were reduced by $343 million to correct an under-allocation of sales taxes to local government funds in prior fiscal years. For the 2014-15 fiscal year-to-date, tax receipts were $49 million above the 2014-15 Budget Act estimate of $12.292 billion. The actual receipts year-to-date total of $12.341 billion reflected a $5 million revision to the reported July cash figures.

As of October 30, 2014, the Department of Finance reported that, based on agency cash receipts, tax receipts for September 2014 were $260 million above the Budget Act estimate of $9.025 billion. Fiscal year-to-date tax receipts for 2014-15 were $324 million above the 2014-15 Budget Act estimate of $21.318 billion. The actual total year-to-date receipts of $21.642 billion included a $15 million revision to the cash figures reported in prior months.

As of November 13, 2014, the Department of Finance reported that, based on agency cash receipts, tax receipts for October 2014 were $719 million above the 2014-15 Budget Act estimate of $6.639 billion. Fiscal year-to-date tax receipts for 2014-15 were $1.033 billion above the 2014-15 Budget Act estimate of $27.956 billion. The actual total year-to-date receipts of $28.99 billion include a negative $10 million revision to the cash figures reported in prior months.

The State Controller’s unaudited reports of General Fund cash receipts and disbursements for the period July 1, 2014 through October 31, 2014 were released on November 10, 2014.

CalSTRS Funding Solution. On June 24, 2014, the Governor signed Chapter 47, Statutes of 2014, (AB 1469), a comprehensive funding solution to eliminate the CalSTRS unfunded liability on the Defined Benefit Plan by 2045-46 through increased contributions from the State, school districts and school employees. The plan will start modestly in fiscal year 2014-15 and the increased contribution levels will be phased in over a period of years to provide all the affected parties sufficient time to prepare for future budget costs.

Saving for a Rainy Day. The State’s budget each year is heavily dependent on the performance of the stock market and the resulting capital gains. In response to the volatility of these revenues and the resulting boom-and-bust budget cycles, the California State Legislature (the “Legislature”) placed a constitutional amendment on the November 2014 ballot for a rainy day fund that requires both paying down liabilities and building up a reserve fund in the BSA which can be used to respond to cyclical downturns in revenues in emergencies.

Drought. California is in the third year of a drought. The National Weather Service has declared extreme drought conditions or worse exist in more than 80 percent of the State as of July 15, 2014. However, a relatively small proportion of California’s economy will be directly impacted by water shortages. In particular, agricultural production totaled $46.7 billion out of $2.2 trillion in 2013 California GDP. Small impacts from drought were included in the 2014-15 May Revision forecast, and, as of November 13, 2014, data had confirmed that agriculture and other sectors should largely be able to adjust in 2014.

Federal Medi-Cal Ruling. The federal government recently clarified guidance (released in July 2014) that disallows the State’s usage of tax revenues assessed on Medi-Cal managed care plans to draw down federal funding, beginning in January 2017. As of November 13, 2014, under Chapter 33, Statutes of 2013 (SB 78), Medi-Cal managed care plans were assessed a state tax of approximately 4 percent, which sunsets June 30, 2016. Therefore, the federal rule is not expected to impact the State’s current tax on Medi-Cal managed care.

Recent Earthquake. Governor Edmund G. Brown Jr. issued an emergency proclamation on August 24, 2014, for three counties in California due to the effects of a 6.0 magnitude earthquake in the early morning of August 24 near the City of Napa and continued aftershocks. The earthquake damaged certain critical infrastructure, homes and other structures and caused fires and the temporary closure of some roads and highways. It is too early to know at this time whether there will be any material costs to the General Fund resulting from the earthquake.

Pacific Gas and Electric Company (“PG&E”) Decision. On September 2, 2014, Administrative Law Judges at the Public Utilities Commission (“PUC”) issued multiple decisions regarding penalties to be levied on PG&E. The total penalty breakdown consists of a $950 million fine to be paid to the State’s General Fund and $450 million in directed investments for PG&E pipeline improvements and other safety and training requirements. The decision is slated to become final in 30 days unless an appeal is filed or a PUC Commissioner requests a review of the decision. (PG&E has announced that it intends to appeal the decision.) At this point, the State does not have any information on the exact date this decision will become final, or when or how much of this penalty will ultimately be paid to the General Fund. The 2014 Budget Act included an estimate that the State General Fund would receive over $300 million from all state wide settlements. Any changes to that assumption is expected to be addressed in the 2015-16 Governor’s Budget.

STATE BUDGET

General

The 2014-15 Budget, including the 2014 Budget Act, was enacted on June 20, 2014. It includes a multi-year plan that is balanced, establishes a rainy day fund, addresses the CALSTRS unfunded liabilities, and pays down a substantial portion of budgetary debt from past years.

As of November 13, 2014, General Fund revenues and transfers for fiscal year 2014-15 were projected at $105.5 billion, an increase of $3.3 billion or 3.2 percent compared with revised estimates for fiscal year 2013-14. As of November 13, 2014, General Fund expenditures for fiscal year 2014-15 were projected at $108.0 billion, an increase of $7.3 billion or 7.2 percent compared with revised estimates for fiscal year 2013-14. The projected excess of expenditures over revenues and transfers was due in part to the budgetary accounting treatment of the BSA transfer and to the significant amount of expenditures to pay down “wall of debt” liabilities.

For the first time since the 2007-08 fiscal year, full funding of the BSA is expected to occur during fiscal year 2014-15. Pursuant to Proposition 58 of 2004, the State expects to set aside 3 percent of estimated General Fund revenues, estimated at about $3.2 billion, in the BSA. Under Proposition 58, the State indicated that half this amount is to remain in the BSA, and half is slated to be transferred to a redemption account to retire the Economic Recovery Bonds (one of the components of the “wall of debt”). Under the State’s budgeting procedures , the $1.6 billion transferred to the BSA for “rainy day” purposes is expected to be reflected as a reduction of revenues and transfers, while the $1.6 billion used to retire the Economic Recovery Bonds will be reflected as an expenditure of General Fund resources.

The 2014-15 Budget has the following other major components:

•

Proposition 98—proposes funding of $60.9 billion for fiscal year 2014-15, of which $44.5 billion is from the General Fund. When combined with General Fund increases of $4.9 billion in 2012-13 and 2013-14, the 2014-15 Budget includes a $10.3 billion increase in the General Fund investment in K-14 education compared to the 2013-14 Budget. The Budget also repays $5.1 billion in school budgetary deferrals in fiscal year 2014-15, and includes a “trigger” mechanism that will appropriate any additional Proposition 98 resources attributable to the 2013- 14 and 2014-15 fiscal years for the purpose of retiring up to $1 billion of the remaining deferral balance, if state revenues rise higher than anticipated in the 2014-15 Budget.

•

Higher Education—proposes total state funding of $13.0 billion for all major segments of Higher Education, including $12.6 billion from the General Fund (both Non-Proposition 98 and Proposition 98), a $1.2 billion General Fund increase from revised estimates for fiscal year 2013-14. The remaining funds include special and bond funds.

•	Health and Human Services—proposes $49.0 billion, including $29.7 billion from the General Fund and $19.4 billion from special funds, for these programs.

•

Implementation of the Affordable Care Act—proposes $14.5 billion, including $477.7 million from the General Fund, to implement federal health care reform, which started in January 2014, and is expected to provide coverage to millions of Californians.

•

Prison Funding—includes total state funding of $12.0 billion, including $9.6 billion from the General Fund and $2.4 billion from special funds, for the Department of Corrections and Rehabilitation and other related programs.

•

Redevelopment Agency Dissolution Savings—includes Proposition 98 from the General Fund a savings of $1.1 billion in fiscal year 2013-14 and $811 million in fiscal year 2014-15. This reflects the receipt of a similar amount of property tax revenues in each fiscal year by K-12 schools and community colleges.

•

Payment of Interest on Unemployment Insurance Fund Debt—includes $218.5 million from the General Fund to make the 2014 interest payment on the outstanding loan from the federal unemployment account. Interest is expected to continue to accrue and be payable annually until the principal on the unemployment insurance loan is repaid. As of November 13, 2014, the principal amount of the federal loan is projected to be $8.8 billion at the end of calendar year 2014 compared to $9.7 billion at the end of 2013.

•

Cash Management—Cash flow needs are to be managed through internal and external borrowing. The 2014-15 Budget projects the need for $2.8 billion in revenue anticipation notes, compared with $5.5 billion in fiscal year 2013-14.

•

Reserve Policy—the 2014-15 Budget includes a constitutional amendment to appear on the November 2014 ballot which would significantly amend the existing rainy day fund deposit requirements into the BSA established by Proposition 58.

•

“Trigger” Mechanism for Additional General Fund Expenditures—includes provisions that would require, if state revenues rise higher than anticipated in the 2014-15 Budget, further reducing or eliminating the remaining $1 billion in school deferrals (see Proposition 98 above) and $800 million in local government mandate claims. Additional provisions would have required $200 million in deferred maintenance expenditures for state buildings, the University of California, and the California State University, if 2013-14 property taxes had been higher than anticipated (and therefore, would have offset state K-14 Proposition 98 costs). However, as of November 13, 2014, these property taxes had been certified at a level that was not higher than anticipated in the 2014-15 Budget. As a result, the additional $200 million in deferred maintenance expenditures are not required. The property tax amount was certified at approximately $73 million lower than anticipated and therefore requires an additional $73 million from the General Fund to cover Proposition 98 costs. Final certification for 2013-14 property taxes was slated to be made in February 2015.

•

Paying Down Debts and Liabilities—the 2014-15 Budget reduces more than $10 billion of debts, deferrals, and budgetary obligations accumulated over the prior decade comprising the “wall of debt” by paying down the deferral of payments to schools by $5 billion, paying off the Economic Recovery Bonds, repaying various special fund loans and funding $100 million in mandate claims that have been owed to local governments since 2004 or longer.

•	Shoring Up Teacher Pensions—the 2014-15 Budget sets forth a plan of shared responsibility among the State, school districts and teachers to eliminate the current unfunded liability in CalSTRS (the pension system for public school teachers in the State) in about 30 years. Barring state action, CalSTRS was expected to run out of money in 33 years. The first year’s contributions from each of the State, school districts and teachers are modest, totaling about $275 million ($59.1 million from the General Fund). The contributions are slated to increase in subsequent years, reaching more than $5 billion annually in total funds (approximately $900 million from the General Fund) when the rates are fully phased in for all parties by 2020-21.

Budget Risks

The 2014-15 Budget is based on a variety of estimates and assumptions. If actual results differ from those assumptions, the State’s financial condition could be adversely or positively affected. There can be no assurance that the financial condition of the State will not be materially and adversely affected by actual conditions or circumstances in fiscal year 2014-15 and beyond.

Budget risks with potential significant General Fund impact include, but may not be limited to, the following:

•

Threat of Recession—The economic forecast used in connection with the 2014-15 Budget assumes continuation of the modest economic expansion of the past couple of years. Yet, economic expansions do not last forever. In the post-World War II period, the average expansion has been about five years; the longest expansion was ten years. As of June 2014, the current expansion had lasted five years. While there are few signs of an immediate contraction, the Administration understands that another recession is inevitable. In the past, a recession has resulted in significant reductions in major State revenue sources.

•

Federal Fiscal Challenges—As of November 13, 2014, the latest federal budget agreement provided greater stability to the federal government’s fiscal situation; however, the federal government still faced both short- and long-term fiscal issues. In February 2014, Congress approved an increase in the federal debt limit, without any policy provisions attached. The increase is effective through March 15, 2015. As it has in the past, the federal government could shift costs to the State to address its own fiscal challenges.

•

Capital Gains Volatility—Capital gains are the State’s most volatile revenue source. With a projected 9.8 percent of the General Fund revenues and transfers relying on capital gains in 2014-15, the forecast is heavily dependent on the continued performance of the stock market and, to a lesser extent, the real estate market.

•

Redevelopment Dissolution—Between 2011-12 and 2014-15, cities, counties, special districts, and schools are estimated to receive over $7 billion in property tax revenues that previously would have been spent by redevelopment agencies. As of November 13, 2014, these dollars had been invested in core local public services such as police and fire protection, and had been critical to the State balancing its budget. While the 2014-15 Governor’s Budget was being prepared, a Superior Court issued two tentative rulings which could have put at risk approximately $3 billion that accrued to the affected taxing entities (of which approximately $2 billion went to K-14 schools resulting in corresponding savings for the State’s General Fund). However, the Superior Court later reversed its initial rulings and upheld the State’s legal position. As of November 13, 2014, one of the rulings was being appealed, and several other pending lawsuits involve the same issue.

•

Health Care Costs—Medi-Cal is the budget’s second largest program. Additionally, the State provides health benefits to its own employees and retirees. As the State implements federal health care reform, budgetary spending is to become even more dependent upon the rate of health care inflation. If this inflation rises faster than expected, annual General Fund spending could quickly rise by hundreds of millions of dollars.

•	Debts and Liabilities—The State’s budget challenges have been exacerbated by the “wall of debt”— an unprecedented level of debts, deferrals, and budgetary obligations accumulated over the prior decade. As of November 13, 2014, State budgets had reduced this debt from $34.7 billion to a projected $15.5 billion as of the end of 2014-15 (as projected at the enactment of the 2014-15 Budget). In addition, the State faces hundreds of billions of dollars in other long-term cost pressures, debts, and liabilities.

STATE INDEBTEDNESS AND OTHER OBLIGATIONS

General

The State Treasurer is responsible for the sale of most debt obligations of the State and its various authorities and agencies. The State has always paid when due the principal of and interest on its general obligation bonds, general obligation commercial paper notes, lease-revenue obligations and short-term obligations, including revenue anticipation notes (“RANs”) and revenue anticipation warrants (“RAWs”).

Capital Facilities Financing

General Obligation Bonds

The California State Constitution prohibits the creation of general obligation indebtedness of the State unless a bond measure is approved by a majority of the electorate voting at a general election or a direct primary. Each general obligation bond act provides a continuing appropriation from the General Fund of amounts for the payment of debt service on the related general obligation bonds, subject only to the prior application of moneys in the General Fund to the support of the public school system and public institutions of higher education. Under the California State Constitution, appropriations to pay debt service on any general obligation bonds cannot be repealed until the principal and interest on such bonds have been paid. Certain general obligation bond programs, called “self-liquidating bonds,” receive revenues from specified sources so that moneys from the General Fund are not expected to be needed to pay debt service, but the General Fund is expected to pay the debt service, pursuant to the continuing appropriation contained in the bond act, if the specified revenue source is not sufficient. The principal self-liquidating bond programs are the Economic Recovery Bonds (“ERBs”), supported by a special sales tax, and veterans general obligation bonds, supported by mortgage repayments from housing loans made to military veterans. See “Economic Recovery Bonds.”

General obligation bonds are typically authorized for infrastructure and other capital improvements at the state and local level. Pursuant to the California Constitution, general obligation bonds cannot be used to finance State budget deficits (except as already authorized by ERBs).

As of September 1, 2014, the State had outstanding $79,270,295,000 aggregate principal amount of long-term general obligation bonds, of which $75,219,385,000 were payable primarily from the State’s General Fund, and $4,050,910,000 were “self-liquidating” bonds payable first from other special revenue funds. As of September 1, 2014, there were unused voter authorizations for the future issuance of $27,061,831,000 of long-term general obligation bonds, some of which may first be issued as commercial paper notes. Of this unissued amount, $706,210,000 is for general obligation bonds payable first from other revenue sources.

On June 3, 2014, voters of the State approved a ballot measure which, together with its authorizing legislation, cancelled $600 million of authorization for general obligation bonds to finance home mortgages for military veterans, and replaced it with $600 million of authorization for general obligation bonds to finance rental housing programs for veterans. Unlike the home mortgage bonds, which were expected to be repaid from mortgage repayments, with the State General Fund making up any short-fall if the mortgage payments were insufficient, the rental housing bonds are payable directly and solely from the State General Fund.

A ballot measure submitted to the voters at the statewide election in November 2014 was approved, and authorized the issuance of a total of $7.545 billion in general obligation bonds for a wide variety of purposes relating to California’s water supply systems, water quality and water infrastructure improvements. Of this amount, $7.120 billion was new bond authorization, and the balance of $425 million was a reallocation of unused authority from previously-approved bond measures. Additional bond measures may be included on future election ballots, but any proposed bond measure must first be approved by a two-thirds vote of the Legislature or placed on the ballot through the initiative process.

Variable Rate General Obligation Bonds

The general obligation bond law permits the State to issue as variable rate indebtedness up to 20 percent of the aggregate amount of long-term general obligation bonds outstanding. These bonds represent about 4.4 percent of the State’s total outstanding general obligation bonds. With respect to the $1,050,000,000 of variable rate general obligation bonds having mandatory tender dates, if these bonds cannot be remarketed on their respective scheduled mandatory tender dates, there is no default but the interest rate on the series of such bonds not remarketed on such date would be increased in installments thereafter until such bonds can be remarketed or refunded, ultimately reaching either 11 percent on the 181st day or 10 percent on the 180th day, as applicable. Furthermore, with respect to the $100,000,000 of these bonds with a mandatory tender date of May 1, 2015, until such bonds are remarketed or refunded, they are expected to be subject to quarterly mandatory redemptions of $5 million each over a period of five years commencing six months after the initial unsuccessful remarketing.

The State is obligated to redeem, on the applicable purchase date, any weekly and daily variable rate demand obligations (“VRDOs”) tendered for purchase if there is a failure to pay the related purchase price of such VRDOs on such purchase date from proceeds of the remarketing thereof, or from liquidity support related to such VRDOs. The State has not entered into any interest rate hedging contracts in relation to any of its variable rate general obligation bonds. The State has no auction rate bonds outstanding.

General Obligation Commercial Paper Program

Pursuant to legislation enacted in 1995, voter-approved general obligation indebtedness may be issued either as long-term bonds or, for some but not all bond issues, as commercial paper notes. Commercial paper notes may be renewed or may be refunded by the issuance of long-term bonds. As of November 13, 2014, it was the State’s policy to use commercial paper notes to provide flexibility for bond programs, such as to provide interim funding of voter-approved projects and to facilitate refunding of variable rate bonds into fixed rate bonds. Commercial paper notes are not included in the calculation of permitted variable rate indebtedness described under “Variable Rate General Obligation Bonds.” As of November 13, 2014, a total of $1.725 billion in principal amount of commercial paper notes was authorized under agreements with various banks. In addition, the State expects to enter into an agreement providing for the private purchase by a bank from time to time of commercial paper notes in an aggregate principal amount outstanding at any one time of not to exceed $500 million, which would increase the authorized principal amount of commercial paper notes that can be outstanding at any one time to $2.225 billion. As of September 1, 2014, there was $760,647,000 principal amount of commercial paper notes outstanding.

Enhanced Transportation Bonds

“Self-liquidating” general obligation bonds have a dedicated revenue source which is expected to pay all of the debt service, but if the revenue source is for some reason insufficient, the General Fund pays the debt service on the same priority level as all other general obligation bonds. In 2013 the Legislature enacted a bill (Chapter 35, Statutes of 2013, “SB 85”) which authorized an additional “self-liquidating” general obligation bond, similar to Veterans Bonds (which use mortgage repayments) and ERBs (dedicated sales tax). The new program, called “Enhanced Transportation Bonds,” would use Vehicle Weight Fees (“VWF”) charged on commercial trucks and vans to pay the debt service on certain general obligation bonds for transportation purposes previously approved by voters in 2006, with the State’s general obligation pledge as a secondary source of payment. VWF are an excise tax, not part of the General Fund, and have totaled about $900 million to $1 billion per year in the recent past, although there can be no assurance of future VWF amounts. As of November 13, 2014, VWF moneys are transferred to the General Fund to offset the debt service costs of transportation bonds; SB 85 would authorize the reversal of the order in which funds are used. The new program authorized under SB 85 is not expected to have any effect on any general obligation transportation bonds already issued. As of November 13, 2014, the State Treasurer had no plans to issue Enhanced Transportation Bonds.

Bank Arrangements

In connection with the letters of credit obtained by the State in connection with VRDOs and the commercial paper program (“CP”), the State has entered into a number of reimbursement agreements or other credit agreements with a variety of financial institutions. These agreements include various representations and covenants of the State, and the terms (including interest rates and repayment schedules) by which the State would be required to repay any drawings (including drawings resulting from any failed remarketings) on the respective letters of credit or other credit enhancement to which such credit agreements relate. To the extent that VRDOs or CP cannot be remarketed over an extended period (whether due to reductions in the credit ratings of the institution providing credit enhancement or other factors) and the applicable financial institution is obligated to purchase VRDOs or CP, interest payable by the State pursuant to the reimbursement agreement or credit agreement would generally increase over current market levels relating to the VRDOs or CP, and the principal repayment period would generally be shorter (typically less than five years) than the repayment period otherwise applicable to the VRDOs or CP. In addition, after the occurrence of certain events of default as specified in a credit agreement, payment of the related VRDOs or CP may be further accelerated.

Lease-Revenue Obligations

In addition to general obligation bonds, the State acquires and constructs capital facilities through the use of lease-revenue borrowing (also referred to as lease-purchase borrowing). Such borrowing must be authorized by the Legislature in a separate act or appropriation. Under these arrangements, the State Public Works Board (“SPWB”), another state or local agency or a joint powers authority issued bonds to pay for the acquisition or construction of facilities such as office buildings, university buildings, courthouses or correctional institutions. These facilities are leased to a state agency, the California State University or the Judicial Council under a long-term lease that provides the source of payment of the debt service on the lease-revenue bonds. In some cases, there was not a separate bond issue, but a trustee directly created certificates of participation in the State’s lease obligation, which were then marketed to investors. Under applicable court decisions, such lease arrangements do not constitute the creation of “indebtedness” within the meaning of the California Constitutional provisions that require voter approval. For purposes of this appendix, the terms “lease-revenue obligation,” “lease-revenue financing,” “lease-purchase obligation” or “lease-purchase” mean principally bonds or certificates of participation for capital facilities where the lease payments providing the security are payable from the operating budget of the respective lessees, which are primarily, but not exclusively, derived from the General Fund. The State had $11,226,470,000 in lease-revenue obligations outstanding as of September 1, 2014. The SPWB, which is authorized to sell lease-revenue bonds, had approximately $4.1 billion of authorized and unissued bonds as of September 1, 2014.

Non-Recourse Debt

Certain state agencies and authorities issue revenue obligations for which the General Fund has no liability. These revenue bonds represent obligations payable from state revenue-producing enterprises and projects, and conduit obligations payable from revenues paid by private users or local governments of facilities financed by the revenue bonds. In each case, such revenue bonds are not payable from the General Fund. The enterprises and projects include transportation projects, various public works projects, public and private educational facilities (including the California State University and University of California systems), housing, health facilities and pollution control facilities. State agencies and authorities had approximately $58.5 billion aggregate principal amount of revenue bonds and notes which are non-recourse to the General Fund outstanding as of June 30, 2014.

Build America Bonds

In February 2009, Congress enacted certain new municipal bond provisions as part of the federal economic stimulus act (“ARRA”), which allowed municipal issuers such as the State to issue “Build America Bonds” (“BABs”) for new infrastructure investments. BABs are bonds whose interest is subject to federal income tax, but pursuant to ARRA the U.S. Treasury was to repay the issuer an amount equal to 35 percent of the interest cost on any BABs issued during 2009 and 2010. The BAB subsidy payments related to general obligation bonds are General Fund revenues to the State, while subsidy payments related to SPWB lease-revenue bonds are deposited into a fund which is made available to the SPWB for any lawful purpose. In neither instance are the subsidy payments specifically pledged to repayment of the BABs to which they relate. The cash subsidy payment with respect to the BABs, to which the State is entitled, is treated by the Internal Revenue Service (“IRS”) as a refund of a tax credit and such refund may be offset by the Department of the Treasury by any liability of the State payable to the federal government. As of November 13, 2014, none of the State’s BAB subsidy payments had been reduced because of such an offset.

Between April 2009 and December 2010, the State issued $13.54 billion of BAB general obligation (“GO”) bonds and the SPWB issued $551 million of BAB lease-revenue bonds. An amount of $149.62 million of the SPWB BABs were redeemed in November 2013. The aggregate amount of the subsidy payments to be received from fiscal year 2014-15 through the maturity of these bonds (mostly 20 to 30 years) based on the 35% rate is approximately $7.9 billion for the general obligation BABs and $209 million for the SPWB lease-revenue BABs.

Pursuant to certain federal budget legislation adopted in August 2011, starting as of March 1, 2013, the government’s BAB subsidy payments were reduced as part of a government-wide “sequestration” of many program expenditures. As of November 13, 2014, the reduction of the BAB subsidy payment was scheduled to continue until 2024, although Congress can terminate or modify it sooner, or extend it. Each BAB subsidy payment was reduced by 8.7 percent for the federal 2013 fiscal year (ended September 30, 2013) and 7.2 percent for the federal 2014 fiscal year (ended September 30, 2014). This resulted in a reduction of approximately $26.15 million in subsidies from a total of $363.25 million expected to be received during the federal 2014 fiscal year. The sequestration percentage is recalculated for each fiscal year, and has been set at 7.3 percent for the federal 2015 fiscal year. None of the BAB subsidy payments are pledged to pay debt service, so this reduction will not affect the State’s ability to pay all of its GO and SPWB BABs on time, nor have any material impact on the State’s General Fund.

Future Issuance Plans; General Fund Debt Ratio

As of November 13, 2014, the State indicated that since 2006, a significant amount of new general obligation bonds and lease revenue bonds had been authorized by voters and/or the Legislature. These authorizations led to a substantial increase in the amount of General Fund supported debt outstanding, from $44.85 billion as of July 1, 2006 to $86.98 billion as of July 1, 2014, while still leaving current authorized and unissued bonds of about $30.46 billion.

In calendar years 2009 and 2010, over $35.07 billion of new money general obligation bonds, lease-revenue bonds and Proposition 1A bonds were sold. Following the record bond issuance levels in these years, bond issuance for new money general obligation bonds has substantially decreased as funding needs have declined and departments work to manage their existing bond cash balances. In the first half of calendar year 2014, $2.96 billion of new money general obligation and lease revenue bonds were sold, and $795 million of refunding general obligation and lease revenue bonds were sold.

Based on estimates from the State Treasurer’s Office, approximately $5.19 billion of new money general obligation bonds (some of which may initially be in the form of commercial paper notes) and approximately $488.6 million of lease-revenue bonds will be issued in fiscal year 2014-15. These estimates will be updated by the State Treasurer’s office based on information provided by the Department of Finance with respect to the updated funding needs of, and actual spending by, departments. In addition, the actual amount of bonds sold will depend on other factors such as overall budget constraints, market conditions and other considerations. The State also expects to issue refunding bonds as market conditions warrant.

The ratio of debt service on general obligation and lease-revenue bonds supported by the General Fund, to annual General Fund revenues and transfers (the “General Fund Debt Ratio”), can fluctuate as assumptions for future debt issuance and revenue projections are updated from time to time. Any changes to these assumptions will impact the projected General Fund Debt Ratio. Based on the revenue estimates contained in the 2014 Budget Act and bond issuance estimates referred to in the preceding paragraph, the General Fund Debt Ratio is estimated to equal approximately 7.19 percent in fiscal year 2014-15 and 7.08 percent in fiscal year 2015-16.

The General Fund Debt Ratio is calculated based on actual gross debt service, without adjusting for receipts from the U.S. Treasury for the State’s current outstanding general obligation and lease revenue Build America Bonds or the availability of any special funds that may be used to pay a portion of the debt service to help reduce General Fund costs. The total of these offsets for general obligation bond and lease revenue bond debt service is estimated to equal approximately $1.48 billion for fiscal year 2014-15 and $1.57 billion for fiscal year 2015-16. Including the estimated offsets reduces the General Fund Debt Ratio to 5.81 percent in fiscal year 2014-15 and 5.69 percent in fiscal year 2015-16. The actual General Fund Debt Ratio in future fiscal years will depend on a variety of factors, including actual debt issuance (which may include additional issuance approved in the future by the Legislature and, for general obligation bonds, the voters), actual interest rates, debt service structure, and actual General Fund revenues and transfers.

Economic Recovery Bonds

The California Economic Recovery Bond Act (“Proposition 57”) was approved by the voters on March 2, 2004. Proposition 57 authorized the issuance of up to $15 billion in ERBs to finance the negative General Fund reserve balance as of June 30, 2004, and other General Fund obligations undertaken prior to June 30, 2004. Repayment of the ERBs is secured by a pledge of revenues from a one-quarter cent increase in the State’s sales and use tax (the “special sales tax”) that became effective July 1, 2004. In addition, as voter-approved general obligation bonds, the ERBs are secured by the State’s full faith and credit and payable from the General Fund in the event the dedicated sales and use tax revenue is insufficient to repay the bonds.

The entire authorized amount of ERBs was issued in three sales, in May and June 2004, and in February 2008. No further ERBs can be issued under Proposition 57, except for refunding bonds. The State issued refunding ERBs in 2009 to restructure the program in response to a drop in taxable sales caused by the recession, and in 2011 for debt service savings.

Three different sources of funds are required to be applied to the early retirement (generally by purchase or redemption) of ERBs: (i) all proceeds from the dedicated special sales tax in excess of the amounts needed, on a semi-annual basis, to pay debt service and other required costs of the bonds, (ii) all proceeds from the sale of specified surplus state property, and (iii) fifty percent of each annual deposit, up to $5 billion in the aggregate, of deposits in the BSA. As of June 30, 2014, funds from these sources have been used for early retirement of approximately $5.36 billion of bonds during fiscal years 2005-06 through 2013-14, including $472 million which was transferred from the BSA in fiscal year 2006-07 and $1.023 billion transferred from the BSA in fiscal year 2007-08.

The State accumulated approximately $408 million in excess special sales tax from January 2, 2014 through July 1, 2014. The State also collected approximately $58 million in proceeds from the sale of state surplus property in July 2014. The State used these moneys to retire ERBs in August and September 2014.

The Governor suspended the BSA transfers in each of the fiscal years 2008-09 through 2013-14 due to the condition of the General Fund. The 2014-15 Budget resumed the BSA transfer in the 2014-15 fiscal year and provides $1.606 billion of additional funds towards the early retirement of ERBs. From these funds, the State redeemed $81.135 million of variable rate ERBs on October 14, 2014, and defeased approximately $1.291 billion of fixed rate ERBs on October 29, 2014. The Administration estimated that all outstanding ERBs are to be effectively retired in 2015.

Tobacco Settlement Revenue Bonds

In 1998, the State signed a settlement agreement (the “Master Settlement Agreement” or “MSA”) with the four major cigarette manufacturers (the “participating manufacturers” or “PMs”). Under the MSA, the PMs agreed to make payments to the State in perpetuity, which payments at the time were predicted to total approximately $25 billion (subject to adjustments) over the first 25 years. Under a separate Memorandum of Understanding, half of the payments made by the cigarette manufacturers are paid to the State and half to certain local governments. The specific amount to be received by the State and such local governments is subject to adjustment under the MSA, including reduction of the PMs’ payments for decreases in cigarette shipment volumes by the PMs, payments owed to certain “Previously Settled States,” and certain other types of offsets.

State law enacted in 2002 (the “Tobacco Securitization Law”) authorized the establishment of a special purpose trust to purchase the tobacco assets and to issue revenue bonds secured by the tobacco settlement revenues received beginning in the 2003-04 fiscal year. Legislation in 2003 amended the Tobacco Securitization Law to authorize a credit enhancement mechanism that requires the Governor to request an appropriation from the General Fund in the annual Budget Act for payment of debt service and other related costs in the event tobacco settlement revenues and certain other amounts are insufficient. The Legislature is not obligated to make any General Fund appropriation.

In 2003, two separate sales of these assets financed with revenue bonds (the “2003 Bonds”) produced about $4.75 billion in proceeds which were transferred to the General Fund.

In 2005 and 2007, the State refunded all of the original 2003 Bonds, generating additional proceeds of approximately $1.783 billion, which were also transferred to the General Fund. The credit enhancement mechanism was applied to only the second 2003 sale of bonds and was continued when those bonds were refunded in 2005 and in 2013 (the “2005 Bonds” and the “2013 Bonds”). This credit enhancement mechanism only applies to the outstanding principal amount of approximately $2.7 billion of 2005 and 2013 Bonds.

Tobacco settlement revenue bonds are neither general nor legal obligations of the State or any of its political subdivisions, and neither the faith and credit, nor the taxing power, nor any other assets or revenues of the State or of any political subdivision, shall be pledged to the payment of any such bonds. However, as described above, the State committed to request the Legislature for a General Fund appropriation in the event there were insufficient tobacco settlement revenues to pay debt service with respect to the 2005 and 2013 Bonds, and certain other available amounts, including reserve funds, are depleted. Since the issuance of the 2005 Bonds, this appropriation has been requested and approved by the Legislature, to be utilized in the event tobacco settlement revenues and other available moneys are not sufficient to pay debt service. However, through November 13, 2014, the use of the appropriated moneys had never been required.

One of the reserve funds relating to the 2005 Bonds was used to make required debt service interest payments on the 2005 Bonds in 2011 and 2012 in part due to the withholding related to the declining tobacco consumption and disputes over declining participating manufacturers market share. As of November 13, 2014, the total amount of the draws was approximately $7.94 million. In April 2013 the reserve fund was replenished in full following the disbursements of the non-participating manufacturer settlement funds and receipt of the scheduled tobacco settlement revenues. As of June 24, 2014, the amount of the two reserve funds relating to the 2005 Bonds was $246.4 million. If, in any future year tobacco settlement revenues are less than required debt service payments on the 2005 and 2013 Bonds in such year, additional draws on the reserve funds will be required. Future revenues in excess of debt service requirements, if any, are expected to be used to replenish the reserve funds of the bonds. The State General Fund is not obligated to replenish the reserve funds, nor to request an appropriation to replenish the reserve funds.

Although the State cannot predict the amount of future tobacco settlement revenues, if declines in tobacco consumption continue, or if tobacco settlement revenues are unavailable in expected amounts, as of November 13, 2014, due to future disputes with participating manufacturers or for other reasons, the amount of tobacco settlement revenues and other available moneys, including the reserve funds, may at some point in the future be insufficient to pay debt service on the 2005 and 2013 Bonds, and the Governor would be required to request an appropriation from the General Fund. However, the Legislature is not obligated to make an appropriation.

Cash Management Borrowings

As part of its cash management program, the State has regularly issued short-term obligations to meet cash management needs.

Indirect, Nonpublic or Contingent Obligations

Flood Litigation Judgment. In 2005, the State settled a lawsuit arising from liability for past flood damages through a stipulated judgment in the amount of $428 million, which provided for the state to make annual payments of $42.8 million, plus interest, for 10 years; the payments are subject to annual appropriation by the Legislature. The Legislature has included the required annual installment in each budget act since the settlement was approved. This matter is not treated as a “debt” of the State for any legal or constitutional purposes. The State understands that its annual installment payments have been pledged to secure certain debt instruments. The 2014 Budget Act includes $45 million for the required annual installment and concludes the fulfillment of the State’s obligation under the 2005 settlement.

Unemployment Insurance Fund Borrowing. Commencing in fiscal year 2011-12, the State has been required to pay interest on loans made by the federal government to the State Unemployment Insurance (“UI”) Fund. The principal amount of these loans was about $9.7 billion at the end of 2013, and is projected to be about $8.8 billion at the end of 2014. The September 2013 interest payment of $259 million was paid by the General Fund. The 2014 Budget Act provides $218.5 million from the General Fund to make the 2014 interest payment.

Office of Statewide Health Planning and Development Guarantees.

Pursuant to a law created in 1969, the Office of Statewide Health Planning and Development of the State of California (“OSHPD”) insures loans and bond issues for financing and refinancing of construction and renovation projects for nonprofit and publicly-owned health-care facilities. As of November 13, 2014, this program (commonly called “Cal-Mortgage Loan Insurance”) was authorized by statute to insure up to $3 billion for health facility projects.

State law established the Health Facility Construction Loan Insurance Fund (the “Fund”) as a trust fund which is continuously appropriated and may only be used for purposes of this program. The Fund is used as a depository of fees and insurance premiums and any recoveries and is the initial source of funds used to pay administrative costs of the program and shortfalls resulting from defaults by insured borrowers. If the Fund were unable to make payment on an insured loan or bond, state law provides for the State Treasurer to issue debentures to the holders of the defaulted loan or bond which are payable on parity with state general obligation bonds. As of November 13, 2014, all claims on insured loans had been paid from the Fund.

As of July 31, 2014, OSHPD insured 110 loans to nonprofit or publicly owned health facilities throughout California with an aggregate par amount of approximately $1.673 billion. The cash balance of the Fund was approximately $164.2 million as of July 31, 2014. OSHPD engaged Oliver Wyman Actuarial Consulting, Inc. to perform the biennial actuarial study of the Fund as of June 30, 2010, and the study was completed in August 2011 (the “2010 actuarial study”). Based upon a number of assumptions, the 2010 actuarial study concluded, among other things, that the Fund appeared to be sufficient, under the “expected scenario” to maintain a positive balance until at least fiscal year 2039-40. Even under the “most pessimistic scenario,” the 2010 actuarial study found that there was a 70 percent likelihood that the Fund’s reserves as of June 30, 2010 would protect against any General Fund losses until at least 2020-21, and a 90 percent likelihood that the Fund’s reserves as of June 30, 2010 would protect against any General Fund losses until at least fiscal year 2016-17. An updated actuarial study for the period ended June 30, 2012 is in process. There can be no assurances that the financial condition of the Fund has not materially declined since the 2010 actuarial study. More information on the program can be obtained from OSHPD’s website.

Equipment Lease/Purchase Program. The State Department of General Services operates a centralized program which allows state departments to acquire equipment, software or services under financing programs with approved vendors. The State departments make annual payments for the equipment from their support budgets, which are subject to annual appropriation by the Legislature. If for any reason the annual payments are not appropriated, the State department is obligated to return the equipment to the vendor. These contracts are represented as capital leases in the State’s financial statements. As of July 1, 2014, the aggregate total contracts under this program was approximately $127.9 million.

SOURCES OF TAX AND OTHER REVENUE

The following is a summary of the State’s major tax revenues and tax laws. In fiscal year 2012-13, approximately 93 percent of the State’s General Fund revenues and transfers were derived from personal income taxes, corporation taxes, and sales and use taxes.

Personal Income Tax

The California personal income tax is closely modeled after the federal income tax law. It is imposed on net taxable income (gross income less exclusions and deductions), with rates ranging from 1 percent to 12.3 percent. In addition, a 1 percent surcharge is imposed on taxable income above $1 million and proceeds from such tax are dedicated to the Mental Health Services Fund. The personal income tax is adjusted annually by the change in the consumer price index to prevent taxpayers from being pushed into higher tax brackets without a real increase in income. Personal, dependent, and other credits are allowed against the gross tax liability. In addition, taxpayers may be subject to an alternative minimum tax (“California AMT”), which is much like the federal alternative minimum tax. The personal income tax structure is considered to be highly progressive. For example, the Franchise Tax Board indicates that the top 1 percent of taxpayers paid 50.6 percent of the total personal income tax in tax year 2012.

The 2014-15 Budget revenue projections include the revenue expected from Proposition 30 (The Schools and Local Public Safety Protection Act of 2012) passed by the voters on November 6, 2012. This measure provides for an increase in the personal income tax rate of one percent for joint filing taxpayers with income above $500,000 and equal to or below $600,000; two percent increase for incomes above $600,000 and equal to or below $1,000,000; and three percent increase for incomes above $1,000,000. Tax rates for single filers were to start at incomes one-half those for joint filers. These additional rates are slated to remain in effect for seven years, commencing in calendar year 2012. The Administration estimates that the additional revenue from the addition of the three new tax brackets was $3.4 billion in fiscal year 2011-12, $5.5 billion in fiscal year 2012-13, and was to be $5.7 billion in fiscal year 2013-14, and $6 billion in 2014-15.

The 2014-15 Budget reflects assumptions regarding the behavioral impacts of federal tax law changes. The federal Economic Growth and Tax Relief Reconciliation Act of 2001 reduced taxes for dividend income, capital gains, and other income. These tax reductions were set to expire after 2010. However, late in 2010, they were extended through 2012. In addition, a 3.8 percent surtax on specified unearned income went into effect on January 1, 2013. For the 2014-15 Budget, the Department of Finance made assumptions that in 2012 some taxpayers would respond to the potential rate changes by accelerating approximately 25 percent of projected

2013 capital gains into 2012. It was also assumed that a portion of 2013 dividends and wages were accelerated to 2012, thereby increasing receipts in fiscal year 2012-13, but reducing income tax receipts for fiscal year 2013-14. While federal tax cuts expired for high income earners (married filers over $450,000) but were extended for other taxpayers, because Congress did not act until January 2013, it is expected that the income shifts that were assumed in the forecast actually occurred. There can be no assurance that acceleration of income into 2012 was not higher or lower than assumed, which could impact revenues in fiscal year 2013-14 negatively or positively.

Sales and Use Tax

The sales tax is imposed upon retailers for the privilege of selling tangible personal property in California. Most retail sales and leases are subject to the tax. However, exemptions have been provided for certain essentials such as food for home consumption, prescription drugs, gas delivered through mains, and electricity. Other exemptions provide relief for a variety of sales ranging from custom computer software to aircraft.

The California use tax is imposed at the same rates as the regular sales tax on consumers of tangible personal property that is used, consumed, or stored in the State. Use tax applies to purchases from out-of-state vendors that are not required to collect tax on their sales. Use tax also applies to most leases of tangible personal property.

As of January 1, 2014, the breakdown for the uniform statewide state and local sales and use tax (referred to herein as the “sales tax”) rate of 7.50 percent was as follows (many local jurisdictions have voted additional sales taxes for local purposes):

•	3.9375 percent imposed as a State General Fund tax;

•	0.25 percent dedicated to the Education Protection Account, per Proposition 30;

•	1.0625 percent dedicated to local governments for realignment purposes (Local Revenue Fund 2011);

•	0.5 percent dedicated to local governments for health and welfare program realignment (Local Revenue Fund);

•	0.5 percent dedicated to local governments for public safety services (Local Public Safety Fund);

•	1.0 percent local tax imposed under the Uniform Local Sales and Use Tax Law, with 0.25 percent dedicated to county transportation purposes and 0.75 percent for city and county general-purpose use; and

•	0.25 percent deposited into the Fiscal Recovery Fund to repay the State’s ERBs (the “special sales tax”).

Passage of Proposition 30 added a 0.25 percent additional sales tax rate from January 1, 2013 through December 31, 2016. Proposition 30 also constitutionally guarantees that the 1.0625 percent of the sales tax rate is dedicated to the cost of the realignment of certain defined public safety services programs from the State to the counties and explicitly states that this sales tax revenue does not constitute General Fund revenue for purposes of the Proposition 98 guarantee. The 1.0625 percent of the sales tax rate was expected to generate $5.8 billion in fiscal year 2013-14 and $6.2 billion in fiscal year 2014-15.

Legislation passed as part of the 2011 Budget Act imposed a use tax collection responsibility for certain out-of-state, and particularly internet, retailers who meet certain criteria.

The new responsibility took effect in September 2012. In 2012-13, $130 million in General Fund revenue was received as a result of this legislation. Additional General Fund revenue from this source is estimated at $185 million in fiscal year 2013-14 and $185 million in fiscal year 2014-15.

Existing law provides that 0.25 percent of the base state and local sales tax rate may be suspended in any calendar year upon certification by the Director of Finance, by November 1 in the prior year, that both of the following have occurred: (1) the General Fund reserve (excluding the revenues derived from the 0.25 percent special sales tax) is expected to exceed 3 percent of revenues in that fiscal year (excluding the revenues derived from the 0.25 percent special sales tax) and (2) actual revenues for the period May 1 through September 30 equal or exceed the previous May Revision forecast. The 0.25 percent rate will be reinstated the following year if the Director of Finance subsequently determines conditions (1) or (2) above are not met for that fiscal year. The Department of Finance estimates that the reserve level will be insufficient to trigger a reduction for calendar year 2014.

Existing law provides that the special sales tax will be collected until the first day of the calendar quarter at least 90 days after the Director of Finance certifies that all ERBs and related obligations have been paid or retired or provision for their repayment has been made or enough sales taxes have been collected to pay all ERBs and related obligations to final maturity. At such time the special sales tax will terminate and the city and county portion of taxes under the uniform local sales and use tax will be automatically increased by 0.25 percent. The 2014-15 Budget anticipates that the ERBs will be repaid or funds to pay the outstanding ERBs will have been set aside in an irrevocable escrow fund by May 2015.

Corporation Tax

Corporation tax revenues are derived from the following taxes:

1.	The Franchise Tax and the Corporate Income Tax are levied at an 8.84 percent rate on profits. The former is imposed on corporations for the privilege of doing business in California, while the latter is imposed on corporations that derive income from California sources but are not sufficiently present to be classified as doing business in the State.

2.	Banks and other financial corporations are subject to the franchise tax plus an additional tax at the rate of 2 percent on their net income. This additional tax is in lieu of personal property taxes and business license taxes.

3.	The California AMT is similar to that in federal law. In general, the California AMT is based on a higher level of net income computed by adding back certain tax preferences. This tax is imposed at a rate of 6.65 percent.

4.	A minimum Franchise Tax of up to $800 is imposed on corporations subject to the franchise tax but not on those subject to the corporate income tax. New corporations are exempted from the minimum franchise tax for the first year of incorporation.

5.	Sub-Chapter S corporations are taxed at 1.5 percent of profits.

6.	Fees paid by limited liability companies (“LLCs”), which account for 3.6 percent of corporation tax revenue, are considered “corporation taxes.”

Six actions have been filed contending that the Legislature’s modification of Revenue and Taxation Code Section 25128, which implemented the double-weighting of the sales factor in California’s apportionment of income formula for the taxation of multistate business entities, is invalid and/or unconstitutional. Now consolidated in one matter and collectively referred to as Gillette Company v. Franchise Tax Board (“Gillette”), the plaintiffs contend that the single-weighted sales factor specified in Section 25128 prior to amendment was contained within the Multistate Tax Compact (“MTC”) and therefore cannot be modified without repealing the legislation that enacted MTC. An adverse ruling in these cases would affect multiple taxpayers and create potential exposure to refund claims for past years of approximately $750 million. The trial court ruled for the State in each of these matters, but the California Court of Appeal ruled on October 2, 2012 in favor of the taxpayers. The Franchise Tax Board has requested and the California Supreme Court has accepted review of this case. If the Gillette taxpayers are ultimately successful in their suit for refund, the vast majority of the revenue loss may not occur for several years. See “Litigation—Tax Cases.”

One significant revenue measure enacted as part of the 2012-13 Budget was repeal of the State’s participation in MTC, as a response to the Gillette litigation. By repealing its participation in MTC, the State will ensure that most taxpayers will not be allowed to use the equal weighted sales formula for apportioning income for calendar year 2012 and later tax years. Nonetheless, the current ruling in the Gillette case could result in a revenue loss of up to $150 million in fiscal year 2012-13 (although these amounts could be recaptured if the State ultimately prevails in the case at the California Supreme Court).

Another portion of the legislation repealing the State’s participation in MTC finds and declares that there is a common law doctrine stating that elections affecting the computation of tax must be made on original tax returns. This provision seeks to render ineffective most attempts by taxpayers to file amended returns and obtain retroactive refunds, in the event that the State ultimately loses the Gillette cases. However, the implementation of this provision is likely to engender further litigation and the outcome cannot be assured. Legislation enacted in the budget acts of 2008, 2009, and 2010 is expected to significantly reduce corporation tax revenues. While that legislation added over $1 billion of revenue in fiscal years 2008-09 and 2009-10, by fiscal year 2011-12, that legislation was expected to generate, on a net basis, a revenue loss of almost $1 billion. Starting in fiscal year 2012-13, that legislation is expected to generate revenue losses of about $1.2 billion per year. However, the passage of Proposition 39 on November 6, 2012 reversed portions of these recent tax changes. Proposition 39 is expected to generate revenue gains of $613 million in fiscal year 2013-14 and over $705 million in fiscal year 2014-15 and subsequent years. The legislatively enacted law changes, together with Proposition 39, are expected to generate a net revenue loss of $745 million in fiscal year 2013-14 and $479 million in fiscal year 2014-15. Not all of the revenue generated by Proposition 39, however, benefits the General Fund, as the measure dedicates about half of the new revenues in fiscal years 2013-14 to 2017-18 to energy programs.

After the 2013-14 Budget, the Governor’s new economic development program for the State was adopted by the Legislature. Key elements of this program included a new hiring credit, a sales tax exemption related to manufacturing and biotech research, and a new tax credit for businesses provided in exchange for investment and employment expansion in California. The new program is estimated to result in a revenue gain of $106 million in 2013-14, and a revenue loss of $112 million in 2014-15. The program results in revenue gains in personal income tax and corporate income tax revenues and revenue losses in sales and use tax revenues.

State tax law changes made several years ago traded short-term revenue gains for reduced corporate taxes in later years, which are now being seen. Even with this factor, the State Department of Finance has noted that corporation tax revenues have lagged significantly behind projections for the past year or more. As of November 13, 2014, the Department of Finance could not determine why revenue had lagged. There are several factors, however, that may be contributing to this result, including (i) greater growth in the use of tax credits than was anticipated, (ii) inaccurate estimates of the liability impact of the recent tax law changes, (iii) law changes that have led to changes to the pattern of cash receipts have made it more difficult for tax analysts to interpret cash flows, and (iv) the possible ability of corporations to take advantage of new tax reduction techniques. There is a significant lag (as much as two years) between the time weakness in tax revenues appears and the availability of the final, detailed tax return data on which analysis can be made to explain the results, so as of November 13, 2014, the Department of Finance was uncertain with respect to the causes of this revenue weakness, and whether it would persist in the future.

Insurance Tax

The majority of insurance written in California is subject to a 2.35 percent gross premium tax. For insurers, this premium tax takes the place of all other State and local taxes except those on real property and motor vehicles. Exceptions to the 2.35 percent rate are certain pension and profit-sharing plans which are taxed at the lesser rate of 0.5 percent, surplus lines and non-admitted insurance at 3 percent and ocean marine insurers at 5 percent of underwriting profits.

The Board of Equalization ruled in December 2006 that the premium tax that insurers pay should be calculated on the basis of cash receipts rather than the value of premiums written as had been required by the Department of Insurance. This ruling is expected to result in a total loss of about $100 million spread over several years, with the majority of the impact expected in fiscal year 2013-14 at $35 million and fiscal year 2014-15 at $35 million.

Other Taxes

Other General Fund taxes and licenses include: Cigarette Taxes; Alcoholic Beverage Taxes; Horse Racing License Fees; and Trailer Coach License Fees.

Special Fund Revenues

The California Constitution and statutes specify the uses of certain revenues. Such receipts are accounted for in various special funds. In general, special fund revenues comprise three categories of income:

•	Receipts from tax levies which are allocated to specified functions, such as motor vehicle taxes and fees and certain taxes on tobacco products.

•	Charges for certain services provided by the State government to individuals, businesses, or organizations, such as fees for the provision of business and professional licenses.

•	Rental royalties and other receipts designated for particular purposes (e.g., oil and gas royalties).

Motor vehicle-related taxes and fees are projected to account for approximately 26 percent of all special fund revenues in fiscal year 2014-15. Principal sources of this income are motor vehicle fuel taxes, registration and weight fees and vehicle license fees. In fiscal year 2014-15, $11.8 billion is projected to come from the ownership or operation of motor vehicles. About $4.4 billion of this revenue is projected to be returned to local governments. The remainder is slated to be available for various State programs related to transportation and services to vehicle owners. For a discussion of Proposition 1A of 2004, which replaced a portion of vehicle license fees with increased property tax revenues.

Taxes on Tobacco Products

The State imposes an excise tax on cigarettes of 87 cents per pack and the equivalent rates on other tobacco products. Tobacco product excise tax revenues are earmarked as follows:

1.	Fifty cents of the per-pack tax on cigarettes and the equivalent rate levied on non-cigarette tobacco products are deposited in the California Children and Families First Trust Fund and are allocated primarily for early childhood development programs.

2.	Twenty-five cents of the per-pack tax on cigarettes and the equivalent rates levied on non-cigarette tobacco products are allocated to the Cigarette and Tobacco Products Surtax Fund. These funds are appropriated for anti-tobacco education and research, indigent health services, and environmental and recreation programs.

3.	Ten cents of the per-pack tax is allocated to the State’s General Fund.

4.	The remaining two cents of the per-pack tax is deposited into the Breast Cancer Fund.

CONSTITUTIONAL LIMITS ON SPENDING AND TAXES

APPENDIX B

State Appropriations Limit

The State is subject to an annual appropriations limit imposed by Article XIII B of the California Constitution (the “Appropriations Limit”). The Appropriations Limit does not restrict appropriations to pay debt service on voter-authorized bonds.

Article XIII B prohibits the State from spending “appropriations subject to limitation” in excess of the Appropriations Limit. “Appropriations subject to limitation,” with respect to the State, are authorizations to spend “proceeds of taxes,” which consist of tax revenues, and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed “the cost reasonably borne by that entity in providing the regulation, product or service,” but “proceeds of taxes” exclude most State subventions to local governments, tax refunds and some benefit payments such as unemployment insurance. No limit is imposed on appropriations of funds which are not “proceeds of taxes,” such as reasonable user charges or fees and certain other non-tax funds.

There are various types of appropriations excluded from the Appropriations Limit. For example, debt service costs of bonds existing or authorized by January 1, 1979, or subsequently authorized by the voters, appropriations required to comply with mandates of courts or the federal government, appropriations for qualified capital outlay projects, appropriations for tax refunds, appropriations of revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels, and appropriation of certain special taxes imposed by initiative (e.g., cigarette and tobacco taxes) are all excluded. The Appropriations Limit may also be exceeded in cases of emergency.

The Appropriations Limit in each year is based on the Appropriations Limit for the prior year, adjusted annually for changes in State per capita personal income and changes in population, and adjusted, when applicable, for any transfer of financial responsibility of providing services to or from another unit of government or any transfer of the financial source for the provisions of services from tax proceeds to non-tax proceeds. The measurement of change in population is a blended average of statewide overall population growth, and change in attendance at local school and community college (“K-14”) districts. The Appropriations Limit is tested over consecutive two-year periods. Any excess of the aggregate “proceeds of taxes” received over such two-year period above the combined Appropriations Limits for those two years, is divided equally between transfers to K-14 districts and refunds to taxpayers.

The Legislature has enacted legislation to implement Article XIII B which defines certain terms used in Article XIII B and sets forth the methods for determining the Appropriations Limit. California Government Code Section 7912 requires an estimate of the Appropriations Limit to be included in the Governor’s Budget, and thereafter to be subject to the budget process and established in the Budget Act.

Proposition 98 and K-14 Funding

General. On November 8, 1988, the voters of the State approved Proposition 98, a combined initiative constitutional amendment and statute called the “Classroom Instructional Improvement and Accountability Act.” Proposition 98 changed State funding of public education below the university level and the operation of the Appropriations Limit, primarily by guaranteeing K-14 education a minimum level of funding (the “Proposition 98 minimum guarantee”). Proposition 98 (as modified by Proposition 111, enacted on June 5, 1990) guarantees K-14 education the greater of: (a) in general, a fixed percentage of General Fund revenues (“Test 1”), or (b) the amount appropriated to K-14 education in the prior year, adjusted for changes in State per capita personal income and enrollment (“Test 2”). A third test replaces Test 2 in any year that the percentage growth in per capita General Fund revenues from the prior year plus one-half of one percent is less than the percentage growth in State per capita personal income (“Test 3”).

Legislation adopted prior to the end of the 1988-89 fiscal year implementing Proposition 98 determined the K-14 education’s funding guarantee under Test 1 to be 40.7 percent of General Fund tax revenues based on fiscal year 1986-87 appropriations. This percentage has since been adjusted to approximately 39.5 percent of fiscal year 1986-87 appropriations to account for subsequent changes in the allocation of local property taxes since these changes altered the share of General Fund revenues received by schools and other General Fund changes. The Proposition 98 guarantee has historically been calculated under Test 2, although Tests 1 and 3 have become more common in recent years. If Test 3 is used in any year, the difference between Test 3 and Test 2 becomes a “credit” (called the “maintenance factor”) to schools and is paid to them in future years when per capita General Fund revenue growth exceeds per capita personal income growth.

Proposition 98 permits the Legislature, by a two-thirds vote of both Houses (in a bill separate from the Budget Act) and with the Governor’s concurrence, to suspend the K-14 education’s minimum funding guarantee for a one-year period. The amount of the suspension is added to the Proposition 98 maintenance factor, the repayment of which occurs according to a specified State constitutional formula, and eventually restores Proposition 98 funding to the level that would have been required in the absence of such a suspension. Suspending the minimum funding guarantee provides ongoing General Fund savings over multiple fiscal years until the Proposition 98 maintenance factor is fully repaid.

The Proposition 98 minimum guarantee has been funded historically from two sources: local property taxes and the General Fund. Any amount not funded by local property taxes is funded by the General Fund. Thus, local property tax collections represent an offset to General Fund costs in a Test 2 or Test 3 year. The passage of Proposition 30 has temporarily created a third source of funds. The newly created fund, the Education Protection Account (“EPA”), is available to offset Proposition 98 General Fund expenditures for fiscal years 2012-13 through 2018-19, freeing up General Fund resources for other purposes.

The process for calculating the Proposition 98 minimum guarantee involves recalculations for previous years based on revised estimates of state and local property taxes, average daily attendance (“ADA”), and civilian population. While some of these estimates are adjusted frequently, some may not be final for several years after the close of the fiscal year. Such changes in the estimates can result in significant adjustments to the guarantee, even if that year has ended. Therefore, additional appropriations may be required to fully satisfy the minimum guarantee for a prior year. These funds are referred to as “settle-up” funds, and often include statutory language designating the fiscal year for which the funds count. The factors used to calculate Proposition 98 and how much settle-up is owed are considered final when certified as required by the State Education Code. Settle-up payments are made in future years at the discretion of the Legislature and the Governor.

Proposition 98 also contains provisions for the transfer of certain state tax revenues in excess of the Appropriations Limit to K-14 education in Test 1 years when additional moneys are available. No such transfer occurred for the 2012-13 and 2013-14 fiscal years, and no such transfer is anticipated for fiscal year 2014-15.

Funding for Fiscal Years 2013-14 and 2014-15. The 2014-15 Budget continues to include the additional tax revenues generated by the passage of Proposition 30 in November, 2012. Proposition 30 requires that the resulting temporary increases in personal income tax and sales and use tax rates be deposited into the Education Protection Account (the “Account”). Appropriations from the Account must be used to fund education expenditures and count towards meeting the Proposition 98 minimum guarantee. The funds deposited into the Account offset $7.5 billion in base Proposition 98 guarantee costs that would have otherwise been funded by the General Fund in fiscal year 2014-15. In addition, Proposition 39, the California Clean Energy Jobs Act, is expected to provide $705 million in revenue that is included in the calculation of the Proposition 98 minimum guarantee. Of this amount, $352.5 million will be transferred to the Clean Energy Jobs Creation Fund in support of energy efficiency related activities in public schools and community colleges.

The 2014-15 Budget Proposition 98 minimum guarantee level includes changes in revenues and “rebenching” of the guarantee (i.e., a change in the minimum guarantee percentage of General Fund revenues).

Over the past few fiscal years, the major changes in revenues have been the inclusion of the revenues generated from the passage of Proposition 30 and Proposition 39, the ongoing increase in local tax revenues resulting from the elimination of redevelopment agencies, and the distribution of cash assets previously held by redevelopment agencies. In addition to these major changes, an overall increase in personal income tax, sales and use tax, and base local property tax revenues, result in an increase in the Proposition 98 minimum guarantee over the 2013 Budget Act levels. In fiscal year 2013-14, the Proposition 98 minimum guarantee is estimated to be $58.3 billion, which is a $3.0 billion increase over the 2013 Budget Act level. Proposition 98 funding in fiscal year 2014-15 is proposed to be $60.9 billion, which is a $5.6 billion increase over the 2013 Budget Act level. Of this amount, the General Fund share in fiscal year 2014-15 is $44.5 billion, including $7.5 billion in EPA revenues. In fiscal year 2014-15, it is estimated that the State will be in a Test 1 year.

The Proposition 98 minimum guarantee is also rebenched when the law requires an adjustment of the Test 1 percentage to reflect a shift in revenue or movement of programs into or out of the Proposition 98 minimum guarantee. In fiscal year 2013-14, the Proposition 98 minimum guarantee was rebenched to reflect the fund shift impact of a $285 million increase (revised estimate) in offsetting local revenues as a result of the elimination of redevelopment agencies and the one-time distribution of cash assets held by redevelopment agencies. All rebenchings of the guarantee utilize a current value cost methodology, which results in a dollar for dollar change for each rebenching and provides a single and consistent methodology. Adjustments to the guarantee were made in fiscal year 2014-15 to reflect the one-time distribution of cash assets held by redevelopment agencies. The total impact of these rebenchings and the changes in revenues, in addition to other natural changes in Proposition 98 factors, result in the fiscal year 2014-15 Proposition 98 guarantee level of $60.9 billion.

Proposition 98 maintenance factor payments are included in the multi-year projection developed by the Department of Finance based on factors known as of the 2014 Budget Act. The maintenance factor is adjusted by average daily attendance and per capita personal income growth each year. Therefore, even if a payment is made in a year, the outstanding balance can increase. Payments, as required by statute, are built into the multi-year projection as of the 2014 Budget Act totaling $2.6 billion in fiscal year 2014-15, and $1.0 billion in fiscal year 2015-16.

No Proposition 98 maintenance factor payment is required in 2013-14 or 2016-17.

STATE EXPENDITURES

Local Governments

The primary units of local government in California are the 58 counties, which range in population from approximately 1,100 in Alpine County to approximately 9.9 million in Los Angeles County.

Constitutional and Statutory Limitations on Local Government

Counties are responsible for the provision of many basic services, including indigent health care, welfare, jails, and public safety in unincorporated areas. There are also 482 incorporated cities in California and thousands of special districts formed for education, utilities, and other services. The fiscal condition of local governments was changed when Proposition 13, which added Article XIII A to the California Constitution, was approved by California voters in 1978. Proposition 13 reduced and limited the future growth of property taxes and limited the ability of local governments to impose “special taxes” (those devoted to a specific purpose) without two-thirds voter approval. Although Proposition 13 limited property tax growth rates, it also has had a smoothing effect on property tax revenues, ensuring greater stability in annual revenues than existed before Proposition 13 passed.

Proposition 218, another constitutional amendment enacted by initiative in 1996, further limited the ability of local governments to raise taxes, fees, and other exactions. (The limitations include requiring a majority vote approval for general local tax increases, prohibiting fees for services in excess of the cost of providing such service, and providing that no fee may be charged for fire, police, or any other service widely available to the public.)

In the aftermath of Proposition 13, the State provided aid to local governments from the General Fund to make up some of the loss of property tax moneys, including assuming principal responsibility for funding K-12 schools and community colleges. During the recession of the early 1990s, the Legislature reduced the post-Proposition 13 aid to local government entities other than K-12 schools and community colleges by requiring cities and counties to transfer some of their property tax revenues to school districts. However, the Legislature also provided additional funding sources, such as sales taxes, and reduced certain mandates for local services funded by cities and counties.

The 2004 Budget Act, related legislation and the enactment of Proposition 1A in 2004 and Proposition 22 in 2010 (described below) dramatically changed the state-local fiscal relationship. These constitutional and statutory changes implemented an agreement negotiated between the Governor and local government officials (the “state-local agreement”) in connection with the 2004 Budget Act. One change relates to the reduction of the vehicle license fee (“VLF”) rate from 2 percent to 0.65 percent of the market value of the vehicle. In order to protect local governments, which had previously received all VLF revenues, the 1.35 percent reduction in VLF revenue to cities and counties from this rate change was backfilled (or offset) by an increase in the amount of property tax revenues they receive. This worked to the benefit of local governments because the backfill amount annually increases in proportion to the growth in property tax revenues, which has historically grown at a higher rate than VLF revenues, although property tax revenues declined between 2009-10 and 2011-12. This arrangement continues without change in the 2014-15 Budget.

As part of the state-local agreement, voters at the November 2004 election approved Proposition 1A (“Proposition 1A of 2004”). Proposition 1A of 2004 amended the California Constitution to, among other things, reduce the Legislature’s authority over local government revenue sources by placing restrictions on the State’s access to local governments’ property, sales, and VLF revenues as of November 3, 2004.

The 2009 Budget Act (as amended by the revisions enacted on July 28, 2009) authorized the State to exercise its authority under Proposition 1A of 2004 to borrow an amount equal to about 8 percent of local property tax revenues, or $1.9 billion, which was required to be repaid within three years. State law was also enacted to create a securitization mechanism for local governments to sell their right to receive the State’s payment obligations to a local government operated joint powers agency (“JPA”). This JPA sold bonds in a principal amount of $1.895 billion in November 2009 to pay the participating local governments their full property tax allocations when they normally would receive such allocations. Pursuant to Proposition 1A of 2004, the State repaid the local government borrowing (which in turn repaid the bonds of the JPA) in June 2013, from the General Fund.

Proposition 22, adopted on November 2, 2010, supersedes Proposition 1A of 2004 and completely prohibits any future borrowing by the State from local government funds, and generally prohibits the Legislature from making changes in local government funding sources. Allocation of local transportation funds cannot be changed without an extensive process. The Proposition 1A borrowing done as part of the 2009 Budget Act (as amended by the revisions enacted on July 28, 2009) was not affected by Proposition 22.

Actions in recent budgets have sought to use moneys from redevelopment agencies to offset General Fund costs for Proposition 98. In a lawsuit relating to certain of these actions in fiscal years 2009-10 and 2010-11, which could have resulted in a General Fund liability of up to $2.1 billion, the trial court denied the plaintiff’s petition and the appellate court affirmed the trial court ruling. This lawsuit is not impacted by the California Supreme Court ruling in the Matosantos case described below.

Redevelopment Agency Funds

The 2011 Budget Act included legislation (ABx1 27, Chapter 6, Statutes of 2011) seeking additional funds from redevelopment agencies as an alternative to the elimination of such agencies pursuant to the terms of related legislation (ABx1 26, Chapter 5, Statutes of 2011).

On December 29, 2011, in the case California Redevelopment Association et al. v. Matosantos et al., the California Supreme Court upheld ABx1 26, which reaffirmed the State’s ability to eliminate redevelopment agencies, but also ruled that ABx1 27, which required redevelopment agencies to remit payments to schools in order to avoid elimination, was unconstitutional. In accordance with the Court’s order, redevelopment agencies were dissolved on February 1, 2012 pursuant to ABx1 26, and their functions have been taken over by successor agencies. (See “Litigation—Budget-Related Litigation—Actions Challenging Statutes Which Reformed California Redevelopment Law” for further information regarding the Matosantos case and other litigation on this subject.) Revenues that would have been directed to the redevelopment agencies are distributed to make “pass through” payments to local agencies that they would have received under prior law, and to successor agencies for retirement of the redevelopment agencies’ debts (also known as enforceable obligations) and for limited administrative costs. The remaining revenues are distributed as property taxes to cities, counties, school and community college districts, and special districts under existing law.

Accurately estimating the property tax revenue available for the affected taxing entities after the payment of enforceable obligations was initially a challenge. This is because comprehensive information concerning the amount of property tax expended by the former redevelopment agencies for purposes that qualify as enforceable obligations was not available prior to the enactment of ABx1 26. Now that information from six payment cycles is available, the Department of Finance can provide better estimates of future Proposition 98 General Fund savings stemming from the redevelopment agencies dissolution process.

For the 2014-15 Budget, Proposition 98 General Fund savings are anticipated to be $1.1 billion in fiscal year 2013-14, Projected Proposition 98 General Fund savings in 2014-15 are $811 million, and $1.2 billion in 2015-16. On an ongoing basis, Proposition 98 General Fund savings are anticipated to be at least $1 billion per year beginning in 2016-17, with annual growth proportionate to the changes in property tax growth, and the rate at which the enforceable obligations of the former redevelopment agencies are retired.

The decline in the projected amount of property tax received by schools in fiscal years 2013-14 and 2014-15 is primarily due to two factors. These two factors are (1) the future unavailability of redevelopment agencies cash reserves that were used instead of property tax to pay prior enforceable obligations, and (2) the ability of cities and counties that have received a Finding of Completion to create enforceable obligations for the repayment of loans provided to their redevelopment agencies prior to the dissolution. As the debts of the former redevelopment agencies are gradually retired, however, the amount of property tax received by K-14 schools and the other affected taxing entities should show modest annual growth notwithstanding these factors.

Local governments have disputed the implementation of AB 1484 and litigation is pending and expected to be filed in the future on this subject.

Property Tax Revenues

Although the property tax is a local revenue source, the amount of property tax generated each year has a substantial impact on the State budget because local property tax revenues allocated to K-14 schools typically offset General Fund expenditures.

Assessed value growth is estimated based on statistical modeling and evaluations of real estate trends. The median sales price of new and existing homes rose by over 12 percent in 2012 and 24 percent in 2013 (with activity in the 2013 calendar year driving fiscal year 2014-15 assessed valuations for property tax purposes). While sales volumes declined by approximately 3 percent in 2013, the impact on 2014-15 property tax revenues is expected to be moderated by the significant increase in 2013 median prices, coupled with the reassessment to current market value of homes whose assessed values were significantly reduced during the market downturn. This increase in property valuations, particularly at the higher end of the price spectrum, indicates the State’s real estate market is in a period of rebound. Despite this overall increase, however, there are still areas where sales volumes and property values continue to stagnate.

Statewide property tax revenues are estimated to increase 4.05 percent in fiscal year 2013-14 and 7.02 percent in fiscal year 2014-15. Property tax estimates used in the calculation of the guarantee are based on growth in statewide property taxes, but also include other factors such as excess tax, redevelopment agency payments, and Educational Revenue Augmentation Fund transfers.

Realigning Services to Local Governments

The 2011 Budget Act included a major realignment of public safety programs from the State to local governments (“AB 109”). The realignment was designed to move program and fiscal responsibility to the level of government that can best provide the service, eliminate duplication of effort, generate savings, and increase flexibility. The implementation of the Community Corrections Grant Program authorized by AB 109 moved lower-level offenders from state prisons to county supervision and reduced the number of parole violators in the State’s prisons. Other realigned programs include local public safety programs, mental health, substance abuse, foster care, child welfare services, and adult protective services. The 2011 Realignment is funded through two sources: (1) a state special fund sales tax of 1.0625 percent (totaling $6.2 billion in fiscal year 2014-15) and (2) $497.1 million in vehicle license fees (for fiscal year 2014-15). As a result of the realignment, the State expects General Fund savings from the realigned programs to be about $2.6 billion annually beginning in fiscal year 2011-12. In fiscal year 2011-12, about $2.2 billion of these savings was achieved from a reduction in the Proposition 98 Guarantee, and, as of November 13, 2014, that figure is estimated to grow to $2.4 billion in fiscal year 2013-14 and $2.7 billion in fiscal year 2014-15. A lawsuit was filed challenging this calculation of the Proposition 98 Guarantee and on June 1, 2012, the trial court ruled in favor of the State and denied the petition for writ of mandate for recalculation of the Guarantee; however, plaintiffs have appealed this decision. See “Litigation—Budget Related Litigation—Actions Challenging School Financing.”

Economic Development and Job Creation

Chapter 69, Statutes of 2013 (AB 93) repealed provisions in current law related to economic development areas and created in its place a new program of job creation and economic development incentives. AB 93 was further amended by Chapter 70, Statutes of 2013 (SB 90). As of November 13, 2014, the State has two types of Economic Development Areas: Enterprise Zones and Local Agency Military Base Recovery Areas. Special tax incentives in the form of hiring credits, sales and use tax credits, business expense deductions, net operating loss deductions, net interest deductions, and employee wage credits are available to individuals and businesses that operate a business or invest in a business located within certain economically depressed areas in the State.

AB 93 ceases operation of the current economic development areas as of January 1, 2014. The sales tax credit provisions under the current program will be repealed effective January 1, 2014, and the hiring credit provisions will be repealed effective January 1, 2019. The hiring credit would continue to apply for qualified employees hired within the 60-month period prior to January 1, 2014, and the qualified wages paid would continue to qualify for the credit after January 1, 2014. Leftover credits from the current program may be carried forward to the succeeding 10 taxable years, if necessary.

AB 93 and SB 90 create a new program of job creation and economic development incentives by instituting a development program which includes the following elements:

•	A sales exemption from the State portion of the sales and use tax on purchases of qualified tangible property for certain businesses primarily engaged in manufacturing, research and development;

•	A hiring credit for qualifying full-time employees for businesses in certain designated census tract areas; and

•	An incentive fund to provide a tax credit to certain businesses in exchange for investment and employment expansion in California.

Based on current projections, the provisions in AB 93 and SB 90 are expected to be revenue neutral over the next five fiscal years. In the long run, assuming the sunset dates for the new programs are not extended, substantial revenue increases would be expected.

Trial Courts

Prior to legislation enacted in 1997, local governments provided the majority of funding for the State’s trial court system. The legislation consolidated the trial court funding at the State level in order to streamline the operation of the courts, provide a dedicated revenue source, and relieve fiscal pressure on the counties. In addition, legislation enacted in 2008 provides California’s court system with increased fees and fines to expand and repair its infrastructure to address significant caseload increases and reduce delays. The fees raised by this legislation (SB 1407, Statutes of 2008) were intended to support debt service on lease revenue bonds and other appropriate evidences of indebtedness used to pay qualified infrastructure costs in an amount of up to $5 billion. As of November 13, 2014, the SPWB had issued $1.2 billion in lease revenue bonds to finance such costs from the fee increases authorized by SB 1407. Additional legislative authorization is required prior to the issuance of any additional lease-revenue bonds for court construction. The 2014 Budget Act includes an appropriation of $54.2 million to pay an annual service fee to the private developer of the new Long Beach Courthouse. Service fees for the Long Beach Courthouse, which are subject to annual appropriation by the Legislature, are expected to be approximately $2 billion over a period of 35 years.

The State’s trial court system received approximately $1.9 billion in State resources in fiscal year 2013-14 and is slated to receive $2.1 billion in fiscal year 2014-15, as well as $499 million in resources from counties in each fiscal year. The 2014 Budget Act includes an ongoing General Fund augmentation of $129.1 million to support the State’s trial court system and up to $30.9 million General Fund to backfill the anticipated loss of revenue in the Trial Court Trust Fund during fiscal year 2014-15. The 2014 Budget Act also includes $145.3 million for 17 court construction projects, including $101.7 million from lease revenue bonds, with debt service expected to be paid from future court construction revenues.

Welfare System

Under the California Work Opportunity and Responsibility to Kids (“CalWORKs”) program, counties are given flexibility to develop their own plans, consistent with state law, to implement the program and to administer many of its elements. Counties are required to provide “general assistance” aid to certain persons who cannot obtain welfare from other programs.

Health and Human Services

CalWORKs

The State provides welfare benefits to certain adults and children living in the State. Although some of these benefits are available to legal noncitizens, the majority of these benefits are available only to citizens.

These benefits generally take the form of cash payments to beneficiaries, or programs pursuant to which beneficiaries receive food or assistance in procuring employment. Many of these programs are administered by counties within the State, and paid with a combination of federal, state and local funds. Counties are given flexibility to develop their own plans, consistent with state law, to implement the program and to administer many of its elements.

The federal government pays a substantial portion of welfare benefit costs, subject to a requirement that states provide significant matching funds. Federal law imposes detailed eligibility and programmatic requirements in order for states to be entitled to receive federal funds. Federal law also imposes time limits on program availability for individuals, and establishes certain work requirements. The primary federal law establishing funding and eligibility, and programmatic requirements is The Personal Responsibility and Work Opportunity Reconciliation Act of 1996 (P.L. 104-193, the “Law”). Significant elements of the Law include: (i) Temporary Assistance for Needy Families (“TANF”), a block grant program; and (ii) the Supplemental Nutrition Assistance Program at the federal level (referred to as “CalFresh” in California, and formerly known as “food stamps”).

Chapter 270, Statutes of 1997, embodies California’s response to the federal welfare systems, called California Work Opportunity and Responsibility to Kids (“CalWORKs”). Consistent with the federal law, CalWORKs contains time limits on the receipt of welfare aid. The centerpiece of CalWORKs is the linkage of eligibility to work participation requirements.

CalWORKs became effective on January 1, 1998, replacing the former Aid to Families with Dependent Children (“AFDC”) program. Caseload under CalWORKs is projected to decrease in fiscal year 2014-15 as compared to revised fiscal year 2013-14 levels. CalWORKs caseload projections are 551,100 cases in fiscal year 2013-14 and 541,281 cases in fiscal year 2014-15. The fiscal year 2014-15 projected caseload represents a major decline from the early 1990s, when caseload peaked at 921,000 cases in fiscal year 1994-95 under the AFDC program. CalWORKs caseload from 1998 through fiscal year 2014-15 is estimated to have declined by approximately 15.6 percent.

The State’s required expenditures in connection with the Law are referred to as “Maintenance of Effort” or “MOE.” California’s required MOE is generally equal to 75 percent of Federal Fiscal Year (“FFY”) 1994 historic expenditures. However, in order to qualify for that level of MOE, the State is required to demonstrate a 50 percent work participation rate (“WPR”) among all families. The federal government determined that the State failed to meet this requirement for FFYs 2007 through 2010, and the State is therefore subject to a penalty. The federal government waived the penalty for FFY 2007, but required the State to increase the required MOE to 80 percent of FFY 1994 historic expenditures. As a result, the State was required to increase its MOE expenditure by approximately $180 million. The 2014 Budget Act continues to reflect this increase in MOE spending. As of November 13, 2014, the State was seeking relief from the FFYs 2008, 2009, 2010, and 2011 penalties, estimated to be approximately $47.7 million, $113.6 million, $179.7 million, and $246.1 million, respectively. (Any penalties from failing to meet federal WPR requirements would be in addition to the approximately $180 million increased MOE requirement.) In April 2014, the State submitted a corrective compliance plan to the federal government. On June 24, 2014, the federal government approved the State’s plan which requires California to meet or exceed federal WPR requirements by September 30, 2015, to avoid incurring fiscal penalties.

In fiscal year 2013-14, $541.7 million in federal TANF was transferred to the California Student Aid Commission to offset General Fund costs in Cal Grants. For fiscal year 2014-15, $377.4 million in federal TANF is to be transferred to the California Student Aid Commission for this purpose.

Chapter 24, Statutes of 2013 (AB 85), increased CalWORKs grants levels by 5 percent, effective March 1, 2014, funded with 1991-92 realignment sales tax revenue growth funds. The grant increase is estimated to cost $58.3 million in 2013-14 and $170.7 million annually thereafter. As of November 13, 2014, based on revenue projections, the estimated 2014-15 costs of the grant increase will exceed available realignment revenues by $13 million. The 2014 Budget Act includes $13 million General Fund to cover this projected shortfall to fully fund the grant increase, as required by AB 85. Future grant increases are subject to projections of realignment sales tax growth revenues available after the ongoing cumulative costs of all prior grant increases are fully funded.

In addition to the 5-percent grant increase authorized in AB 85, the 2014 Budget Act includes an additional 5-percent grant increase effective April 1, 2015, which is estimated to cost $43.2 million from the General Fund in 2014-15 and $104.6 million from the General Fund in 2015-16. Similar to the 5-percent increase that took effect March 1, 2014, the General Fund is expected to support a portion of these costs until sufficient 1991-92 realignment sales tax revenues are available.

SSI/SSP

The federal Supplemental Security Income (“SSI”) program provides a monthly cash benefit to eligible seniors and persons with disabilities who meet the program’s income and resource requirements. In California, the SSI payment is augmented with a State Supplementary Payment (“SSP”) grant. The 2014 Budget Act includes approximately $2.8 billion for the SSI/SSP program from the General Fund for fiscal year 2014-15, 1.1 percent more than the revised fiscal year 2013-14 funding level. The average monthly caseload in this program is estimated to be 1.3 million recipients in fiscal year 2014-15, a 0.8 percent increase over the revised fiscal year 2013-14 projected level.

Health Programs

Medi-Cal

Medi-Cal, California’s Medicaid program is a health care entitlement program for low-income individuals and families who receive public assistance or otherwise lack health care coverage. Medi-Cal serves approximately 30 percent of all Californians. Federal law requires Medi-Cal to provide basic services such as doctor visits, laboratory tests, x-rays, hospital inpatient and outpatient care, hospice, skilled nursing care, and early periodic screening, diagnosis and treatment. Also, federal matching funds are available if states choose to provide any of numerous optional benefits. California’s Federal Medical Assistance Percentage is 50 percent, which is the share of federal funding for standard program benefits. There are also federal funds in the Medi-Cal budget for a number of Medi-Cal programs or supplemental payments that are matched with local funds that do not appear in state funding totals or that receive a higher matching rate. A wide range of public and private providers and facilities delivers these services. Providers are reimbursed by the traditional fee-for-service method or by managed care plans that receive capitated payments from the State. As of November 13, 2014, approximately 8.3 million Medi-Cal beneficiaries (more than 70 percent of the people receiving Medi-Cal benefits and services) were enrolled in managed care plans.

Average monthly caseload in Medi-Cal is projected to be 9.36 million in fiscal year 2013-14. Caseload is expected to increase in fiscal year 2014-15 by approximately 2.14 million, or 22.9 percent, to 11.5 million people. This increase is largely due to the implementation of federal health care reform and the shift of children from the Healthy Families program to Medi-Cal. Caseload would increase by 1 percent absent these changes. The 2014 Budget Act includes the following major General Fund elements:

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Net Savings of $122.0 million in fiscal year 2013-14 and $370.4 million in fiscal year 2014-15 due to the implementation of the Coordinated Care Initiative. Chapter 33, Statutes of 2012 (SB 1008) and Chapter 45, Statutes of 2012 (SB 1036) authorized the Coordinated Care Initiative in which persons eligible for both Medicare and Medi-Cal (dual eligibles) will receive medical, behavioral health, long-term supports and services, and home and community-based services coordinated through a single health plan.

•	Net costs of $477.7 million in fiscal year 2014-15 to pay for the federally required and optional expansion of coverage under federal health care reform. See “Health Care Reform.”

•	Costs of $187.2 million in fiscal year 2014-15 for rate increases to Medi-Cal managed care health plans.

Litigation is pending with respect to certain cost reductions implemented by the State.

Health Care Reform—The federal Affordable Care Act (“ACA”) increases access to public and private health care coverage through various programmatic, regulatory, and tax incentive mechanisms. To expand coverage, the ACA provides for: (1) the health insurance exchange, a new marketplace in which individuals who do not have access to public coverage or affordable employer coverage can purchase insurance and access federal tax credits, and (2) two expansions of Medicaid—a mandatory expansion by simplifying rules affecting eligibility, enrollment, and retention; and an optional expansion to adults with incomes up to 138 percent of the federal poverty level. Additionally, the ACA requires specified rate increases for primary care for two years beginning January 1, 2013 and prohibited California from restricting eligibility primarily for the Medi-Cal and Healthy Families programs before the new coverage requirements went into effect in 2014.

Health care reform has resulted in a significant net increase of General Fund program costs in fiscal year 2013-14 and beyond. The net impact of health care reform on the General Fund will depend on a variety of factors, including levels of individual and employer participation, changes in insurance premiums, and savings resulting from the reform as beneficiaries in current state-only programs receive coverage through Medi-Cal or the California Health Benefit Exchange (“Exchange”), also known as Covered California. The 2014 Budget Act includes $477.7 million from the General Fund in 2014-15 for the costs of expanded eligibility under health care reform.

The 2013 Budget Act implemented the optional expansion to include adults up to 138 percent of the federal poverty level using a state-based approach. Under the ACA, the federal government promises to initially pay for 100 percent of the cost of benefits for newly eligible individuals served under the optional expansion; federal funding will gradually decrease to 90 percent by 2020. To mitigate against future risks to the General Fund, the legislation that implemented the optional expansion (Chapters 3 and 4, Statutes of 2013-14 First Extraordinary Session) (AB/SB X1 1) requires that reductions in federal funding below 90 percent be addressed in a timely manner through the annual state budget or legislative process. If, prior to January 1, 2018, federal funding under the ACA is reduced to 70 percent or less, the implementation of the optional expansion is expected to cease within 12 months.

As the provider of last resort, counties are responsible for indigent health care. Under the 1991 realignment, the State provides roughly $1.2 billion to counties to assist them in meeting their obligations. To receive these funds, counties must spend a required maintenance of effort of $343 million. Many counties spend additional funds on indigent care. Under health care reform, county costs and responsibilities for indigent health care are expected to decrease as uninsured individuals obtain health care coverage. The State, in turn, is bearing increased responsibility for providing care to these newly eligible individuals through the Medi-Cal expansion. Chapter 24, Statutes of 2013, specifies two mechanisms for determining county savings, depending on how counties currently deliver indigent care. Once determined, these savings will be redirected to fund local human services programs. The 12 public hospital counties and the 12 non-public health/non-County Medical Service Program counties had the option to select one of two mechanisms:

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Option 1—A formula measures actual county health care costs and revenues for Medi-Cal beneficiaries and the uninsured, reflecting historic growth rates and appropriate limits on cost growth. The difference between total revenues and total costs will determine the savings. The State is to receive 80 percent of any calculated savings, with the county retaining 20 percent of the savings to invest in the local health care delivery system or spend on public health activities.

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Option 2—60 percent of a county’s health realignment allocation plus maintenance-of-effort will be redirected to local human services programs, and the county will retain 40 percent of this funding for providing public health services, to serve the remaining uninsured, or serve other health care needs.

All of the public hospital counties and seven non-public health/non-County Medical Service Program counties chose Option 1. The remaining five non-public health/non-County Medical Service Program counties chose Option 2.

Counties participating in the County Medical Service Program are required to use an alternative mechanism that is akin to Option 2.

County health care savings are estimated to be $300 million in fiscal year 2013-14 and $724.9 million in fiscal year 2014-15. Actual savings will depend on the level of realignment revenues for those counties operating under the 60/40 formula and on the various factors used to determine costs and revenues for those counties using the mechanism described in Option 1. Out year savings for all counties will be estimated in January and May, prior to the start of each fiscal year and based on the most recent data available. A true-up process will be used to adjust funding to the extent actual county savings differ from initial estimates. Currently, savings to the counties are estimated to be $724.9 million in fiscal years 2015-16 and 2016-17. These savings will provide funding for certain services currently funded by the State.

Chapter 655, Statutes of 2010 (“AB 1602”), and Chapter 659, Statutes of 2010 (“SB 900”), established the Exchange as an independent entity in state government and outlined the authorities and responsibilities of the Exchange and its governing board. The Exchange launched its marketplace for individuals and small businesses to purchase health insurance, called Covered California, on October 1, 2013. This entity established requirements for health plans to participate in the Exchange, standards and criteria for selecting health plans to be offered by the Exchange, and required the Exchange to provide an adequate selection of qualified health plans in each region of the State. The federal government initially awarded California $1 million to fund preliminary planning efforts related to the development of the Exchange. On August 12, 2011, the Exchange received a $39 million Level I Exchange Establishment grant to help the State design and develop this entity. This was followed by an award of $196 million in August 2012 for continued support of the Exchange’s start-up, planning, and development activities through June 30, 2013 and an award of $674 million in January 2013 for continued support through 2014. On October 1, 2013, Covered California began offering affordable health insurance, including plans subsidized with federally funded tax subsidies and products for individuals and small businesses. The Exchange’s first open enrollment period closed on April 15, 2014 with 1.4 million individuals enrolled in private health insurance plans and approximately 1.9 million individuals enrolled in Medi-Cal. The Exchange’s second open enrollment period will be from November 15, 2014 to February 15, 2015. By the end of fiscal year 2014-15, the Exchange must transition from being exclusively funded by federal grants to being self-sustaining from assessment fees paid by health plans and insurers participating in the Exchange. AB 1602 authorizes the Exchange to assess charges, as a part of premiums, on participating health plans and at rates reasonable to support the ongoing operations of the Exchange and maintain a prudent reserve.

In-Home Supportive Services (“IHSS”)—On September 17, 2013, the United States Department of Labor released final regulations (effective January 1, 2015) requiring overtime pay for domestic workers, compensation for providers traveling between multiple recipients, and compensation for time spent in mandatory provider training. The 2014 Budget Act includes $394.8 million ($172.2 million General Fund) and $819.7 million ($354.4 million General Fund) annually thereafter to comply with the new federal regulations. Implementation of the federal rule on overtime payments is to begin no sooner than January 1, 2015, or on the date that the federal government requires implementation, whichever is later.

To control costs and promote the continued health and safety of Medicaid recipients in the program, a provider cannot exceed 66 hours in a work week, as reduced by the 7-percent across-the-board reduction to authorized hours required by the law, as of November 13, 2014. Additionally, while the monthly assessment and authorization of services hours remains intact, monthly hours are expected to be converted to weekly hours. Recipients whose weekly hours do not exceed 40 can adjust their hours over the course of the month without prior authorization from the county social worker. This flexibility is contingent upon maintaining a work week not to exceed 40 hours or the monthly authorized hours. Otherwise, approval will be needed from the county social worker. Providers will also be compensated for hours related to mandatory training, medical accompaniment, and travel between their recipients; however, travel hours are subject to a maximum of 7 hours per week.

California Department of Corrections and Rehabilitation

General—As one of the largest departments in state government, the California Department of Corrections and Rehabilitation (“CDCR”) operates 37 youth and adult correctional facilities and 43 youth and adult camps.

The CDCR also contracts for multiple adult parolee service centers and community correctional facilities. The CDCR operates an adult prisoner/mother facility, adult parole units and sub-units, parole outpatient clinics, licensed general acute care hospitals, regional parole headquarters, licensed correctional treatment centers, hemodialysis clinics, outpatient housing units, a correctional training center, a licensed skilled nursing facility, and a hospice program for the terminally ill. The CDCR has six regional accounting offices and leases approximately two million square feet of office space. The CDCR’s infrastructure includes more than 42 million square feet of building space on more than 24,000 acres of land (37 square miles) statewide.

Ruling Concerning Prison Population—Pursuant to various rulings issued by a panel of three federal judges (affirmed by the United States Supreme Court), the State was ordered to reduce its prison population to 137.5 percent of the system’s design capacity, by December 31, 2013. On February 10, 2014, the three-judge court granted the State’s request for a two-year extension of the deadline to meet the 137.5 percent population cap. The court ordered the State to comply with the population cap by February 28, 2016 and also ordered the State to implement the following population reduction measures: 1) increase credit earning for certain non-violent second-strike inmates and minimum custody inmates; 2) create and implement a new parole determination process for non-violent second-strike inmates who have completed 50 percent of their sentence; 3) parole certain inmates serving indeterminate sentences who have already been granted parole but have future parole dates; 4) in consultation with the Receiver’s office, finalize and implement an expanded parole process for medically incapacitated inmates and finalize and implement a new parole process for certain elderly inmates; 5) activate a total of 13 reentry hubs within a year of the court’s order; 6) pursue expansion of pilot reentry programs with additional counties and local communities; and 7) implement an expanded alternative custody program for women. The court also ordered that a compliance officer be appointed to ensure the State meets the interim benchmarks of 143 percent of design capacity by June 30, 2014 (subsequently extended by a July 3, 2014 court order to August 31, 2014), 141.5 percent of design capacity by February 28, 2015, and the final benchmark of 137.5 percent by February 28, 2016. The State indicated that the compliance officer will have the authority to order the release of inmates should the State fail to meet any of the benchmarks. As outlined in CDCR’s September 15, 2014 filing with the three-judge court, CDCR met the August 31, 2014 benchmark and as of September 10, 2014, the institution population totaled 116,269 inmates, or 140.6 percent of design capacity. The State has agreed not to pursue further court appeals.

On September 12, 2013, Governor Brown signed into law Senate Bill 105, which appropriated $315 million to be used in different ways depending on the Court’s actions regarding the deadline for meeting the 137.5 percent cap. As of the 2014 Budget Act, SB 105 expenditures are anticipated to be $208 million in 2013-14 for a savings of $107 million. As a result of these savings, the 2014 Budget Act includes a total Recidivism Reduction Fund transfer of $91 million. The Budget allocates these funds to various departments to expand substance use disorder treatment in State prisons, provide substance use disorder treatment and cognitive behavioral therapy programs at in-state contracted facilities, conduct an independent evaluation of the effectiveness of the Integrated Services for Mentally Ill Parolees program, expand community reentry services and sites, provide case managers at Parolee Outpatient Clinics, provide grants to community colleges for inmate education, provide a planning grant to the California Leadership Academy, expand non-profit programming, provide a Mentally Ill Offenders Crime Reduction competitive grant, provide community recidivism reduction grants to counties, provide grants to cities with the highest rates of crime, provide a competitive grant for court programs known to reduce recidivism, facilitate the use of social innovation bonds to achieve measurable social benefits, and provide a competitive grant for workforce training and job development.

CDCR Budget—The 2014 Budget Act includes total expenditures of $9.8 billion ($9.5 billion General Fund) for CDCR from all funding sources. The CDCR budget includes funding for 60,708 positions at a total cost for salaries and benefits of approximately $7.4 billion. Lease payments total $366.4 million, and the remaining funds are budgeted for operating expenses and equipment, insurance, and local assistance. There is an additional $890.2 million budgeted for capital outlay expenditures.

The 2014 Budget Act includes savings for CDCR of $1.5 billion General Fund in fiscal year 2014-15 related to implementation of AB 109. AB 109 shifted responsibility for short-term, lower-level offenders from the State to county jurisdictions. In addition, counties are responsible for community supervision of lower-level offenders upon completion of their prison sentences.

CDCR Population—The average daily adult inmate population is projected to increase from 134,215 in fiscal year 2013-14, to 136,530 in fiscal year 2014-15, an increase of 2,315 inmates. The average daily adult parole population is projected to decrease from 47,247 in fiscal year 2013-14, to 41,866 in fiscal year 2014-15, a reduction of 5,381 adult parolees. The increase in the adult inmate population is due to an increase in new admissions and second striker admissions, while the decline in the adult parole population is related to the passage and implementation of AB 109.

The Division of Juvenile Justice’s average daily facility population is projected to decrease from 707 in fiscal year 2013-14, to 656 in fiscal year 2014-15.

Litigation Concerning Prison Medical Care Services—The federal receiver, the court appointed individual who oversees CDCR’s medical operations (the “Receiver”), has plans for the design and construction of additional facilities and improvements to existing facilities for inmates with medical or mental health care needs. All of these projects are to be constructed at existing state correctional institutions.

The 2014 Budget Act includes $1.646 billion General Fund for the Receiver’s Medical Services and Pharmacy Programs, compared to the 2013 Budget Act, which totaled $1.628 billion General Fund.

In January 2012, a federal District Court judge ordered California officials to begin planning for the end of the federal Receivership of the State’s prison medical programs. The judge, with jurisdiction over the CDCR medical care litigation, cited “significant progress” in improving California’s prison medical care and stated that many of the goals of the Receivership had been accomplished. For these reasons, the judge ordered the State and the plaintiffs in the case to prepare a joint report on various aspects of post-Receiver planning. In response to this report, the court ordered the Receiver to work with CDCR to determine when the State would assume responsibility for particular tasks. As of November 13, 2014, the Receiver had transitioned health care access units, which provide guarding and transportation for inmates accessing health care services, as well as the responsibility for planning for the activation of new construction that is primarily related to serving the health care needs of inmates. Additional transition planning efforts are underway.

Prison Construction Program—On May 3, 2007, the Governor signed AB 900 (Chapter 7, Statutes of 2007), which provides funding for an expansion of capacity in the State prison system to address housing and health care needs. As last amended on June 27, 2012 (see Chapter 42, Statutes of 2012), AB 900 authorized approximately $2.1 billion of lease revenue bond financing authority for design and construction of state prison facilities that include the California Health Care Facility and the adjacent DeWitt Nelson Correctional Annex, located in Stockton, and several other medical and mental health projects throughout the State, including the projects in the Health Care Facility Improvement Program. A number of the projects authorized with AB 900 authority have already been completed and occupied and several other projects are in construction and will be completed in 2014 and 2015. Of particular note, the California Health Care Facility began occupancy in July 2013, the DeWitt Nelson Correctional Annex began occupancy in April 2014, and the Central California Women’s Facility Enhanced Outpatient Program Treatment and Office Space project is scheduled to begin occupancy in June 2015. In addition, as of June 2014, 25 projects in the Health Care Facility Improvement Program are in the design phase and it is anticipated that the remaining projects will be initiated during the second half of 2014.

The 2012 Budget Act included an additional $810 million of lease revenue bond financing authority for the design and construction of three new Level II dormitory housing facilities at existing prisons. Two of these new dormitory housing facilities are located adjacent to Mule Creek State Prison in the City of Ione, and the third is located adjacent to Richard J. Donovan Correctional Facility in San Diego. Approximately $795 million of lease revenue bonds were sold in the spring of 2014 to fund these projects. As of November 13, 2014, construction was underway at all three facilities and is anticipated to be completed in the spring of 2016.

Unemployment Insurance

The Unemployment Insurance (“UI”) program is a federal-state program that provides weekly UI payments to eligible workers who lose their jobs through no fault of their own. To be eligible for benefits, a claimant must be able and available to work, seeking work, and be willing to accept a suitable job. The regular unemployment program is funded by unemployment tax contributions paid by employers for each covered worker.

Due to the high rate of unemployment, the employer contributions were not sufficient to cover the cost of the benefits to claimants during the recession. Commencing in January 2009, in accordance with federal law, the State began to fund deficits in the State UI Fund through a federal loan to support benefit payments. The UI Fund deficit was $10.2 billion at the end of calendar year 2012 and $9.7 billion at the end of calendar year 2013. Using economic outlook and unemployment projections, as of November 13, 2014, absent changes to the UI Fund financing structure, the deficit is projected to be $8.8 billion at the end of calendar year 2014. Repayment of principal on this federal UI loan is strictly an employer responsibility, and not a liability of the State’s General Fund. To ensure that the federal loan is repaid, when a state has an outstanding loan balance for two consecutive years, the federal government reduces the Federal Unemployment Tax Act (“FUTA”) credit it gives to employers. This is equivalent to an increase in the FUTA tax on employers, and has the effect of paying off the federal UI loan. These changes have already started and are expected to increase annually until the fund is returned to solvency.

Pursuant to federal law, if the State is unable to repay the loan within the same year it is taken, state funds must be used to pay the annual interest payments on the borrowed funds. While annual interest payments were waived under the American Recovery and Reinvestment Act of 2010, interest payments of $303.5 million and $308.2 million were paid in 2011 and 2012, respectively. Given the condition of the General Fund in those years, loans were authorized from the Unemployment Compensation Disability Fund to the General Fund to pay the UI interest expense. The September 2013 interest payment of $259 million was paid from the General Fund. The 2014 Budget Act provides $218.5 million from the General Fund to make the 2014 interest payment. Interest will continue to accrue and be payable annually until the principal on the UI loan is repaid. Pursuant to federal law, the General Fund is not liable for repayment of the principal of this loan, which will be done over time by reducing federal tax credits to employers in the State.

The interest due after fiscal year 2014-15 will depend on a variety of factors, including the actual amount of the federal loan outstanding (which in turn will depend on the rate of unemployment, employer contributions to the UI Fund, and any state or federal law changes relating to the funding of the program) and the interest rate imposed by the federal government. In an effort to identify preferred alternatives to meet annual federal interest obligations, repay the federal loan, and return the State’s UI Fund to solvency, the Secretary for Labor and Workforce Development convened a series of meetings to bring together key stakeholders, including business and labor. The Administration intends to continue working with these stakeholders to develop a solution. The Budget identifies a framework for solvency which identifies goals and principles to guide future discussions.

Retiree Health Care Costs

In addition to a pension, described in the following section “Pension Trusts,” the State also provides post-employment health care and dental benefits to its employees and their spouses and dependents, when applicable, and, except as otherwise described below, utilizes a “pay-as-you-go” funding policy. These are sometimes referred to as “Other Postemployment Benefits” or “OPEB.”

As of June 30, 2013, approximately 163,100 retirees were enrolled to receive health benefits and 135,100 to receive dental benefits. Generally, employees vest for those benefits after serving 10 years with the State. With

10 years of service credit, employees are entitled to 50 percent of the State’s full contribution. This rate increases by 5 percent per year and with 20 years of service, the employee is entitled to the full 100/90 formula.

Pursuant to the Governmental Accounting Standards Board Statement No. 45, Accounting and Financial Reporting by Employers for Post-employment Benefits Other Than Pensions, the State now reports on its liability for postemployment healthcare as well as other forms of post-employment benefits, such as life insurance, in its annual financial reports. The long-term costs for other post-employment benefits may negatively affect the State’s financial reports and impact its credit rating if the State does not adequately manage such costs.

On March 6, 2014, the State Controller’s Office released the State’s latest OPEB actuarial valuation report by the private actuarial firm, Gabriel, Roeder, Smith & Company, which was tasked with calculating the State’s liability for these benefits. The report was based on a variety of data and economic, demographic and health-care trend assumptions described in the report. The primary assumption influencing Annual OPEB Costs and the Actuarial Accrued Liability (“AAL”) is the assumed rate of return or discount rate on assets supporting the retiree health-care liability. Based on the Pooled Money Investment Account’s (“PMIA”) historical returns, investment policy and expected future returns, a discount rate of 4.25 percent was selected for the pay as you-go funding policy. The economic assumptions such as the price and wage inflation are assumed to be 2.75 percent and 3 percent, respectively. The actuarial valuation contained in the report covers the cost estimates for existing employees, retirees and dependents. The main objective of the report was to estimate the AAL, which is the present value of future retiree health-care costs attributable to employee service earned in prior fiscal years.

The report looked at three different scenarios: (i) continuation of the “pay-as-you-go” policy; (ii) a “full funding” policy under which assets would be set aside to prepay the future obligations, similar to the way in which pension obligations are funded, and (iii) a “partial funding” policy, a hybrid of the two scenarios. According to the actuarial valuation as of June 30, 2013, the pay-as-you go funding policy results in an unfunded AAL of $64.57 billion as of June 30, 2013. Additionally, the pay-as-you go funding policy results in an annual OPEB cost of $5.12 billion, estimated employer contributions of $1.78 billion and an expected net OPEB obligation of $19.46 billion for fiscal year 2013-14. The annual required contribution for fiscal year 2014-15 is estimated at $5.08 billion.

If the previous assumptions had been exactly realized during the year, the actuarial liability would have increased to $67.32 billion as of June 30, 2013. The key factors contributing to a $2.74 billion decrease in expected actuarial liabilities had the previous assumptions been realized are:

•	Favorable health-care claims experience and plan design changes, resulting in a decrease in actuarial liabilities of approximately $5.71 billion.

•	Changes in demographic experience (including more members retiring, retiring earlier, and living longer than assumed) caused actuarial liabilities to increase by $0.25 billion.

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Changes in OPEB related assumptions and methods (inflation assumptions changing from 3.00 to 2.75 percent, impacting the discount rate, wage inflation, and salary increases) increased actuarial liabilities by $2.72 billion.

The valuation depended primarily on the interest discount rate assumption used to develop the present value of future benefits and on the assets available to pay benefits. The discount rate of 4.25 percent represents the long-term expectation of the earnings on the State’s General Fund, which is invested in short-term securities in the PMIA. The State has indicated that the Controller’s Office plans to issue an actuarial valuation report annually.

The State anticipates that these costs will continue to grow in the future. The employer contribution for health premiums maintains the average 100/90 percent contribution formula established in the Government Code. Under this formula, the State averages the premiums of the four largest health benefit plans in order to calculate the maximum amount the State will contribute toward the retiree’s health benefits. The State also contributes 90 percent of this average for the health benefits of each of the retiree’s dependents. CSU employees fully vest for the 100/90 formula at 5 years of service. Employees in bargaining unit 12, hired after January 1, 2011, are subject to a longer vesting period.

Three state employee bargaining units have agreements which provide for some prefunding of OPEB liabilities. These units represent a little less than 10 percent of total state unionized employees.

In accordance with state law, the Bureau of State Audits periodically identifies what it believes to be “high risk” issues facing the State. The funding of OPEB liabilities has been identified as a high-risk issue in the California State Auditor Report 2013-601 dated September 2013.

Pension Trusts

The principal retirement systems in which the State participates or contributes funds to are the California Public Employees’ Retirement System (“CalPERS”) and the California State Teachers’ Retirement System (“CalSTRS”). The assets and liabilities of the funds administered by CalPERS and CalSTRS are included in the financial statements of the State as fiduciary funds.

The University of California (“UC”) maintains a separate retirement system. From fiscal years 1990-91 through 2011-12, no amounts from the State’s General Fund directly contributed to UC’s retirement system. The 2012 Budget Act and Chapter 31 of the Statutes of 2012 provided $89.1 million in State General Fund appropriations for UC’s employer retirement contributions for fiscal year 2012-13; this funding does not constitute a state obligation to provide funding after fiscal year 2012-13 for additional UC employer retirement costs.

The 2013 Budget Act did not allocate any of the UC’s appropriation specifically to fund its employer retirement costs, however, the 2013 Budget Act and Chapter 50 of the Statutes of 2013 shifted funding for UC’s general obligation and lease revenue bond debt service into UC’s main support appropriation, authorized UC to restructure its debt, and required UC to use any savings from restructuring of debt to reduce the existing unfunded liability of the UC’s retirement plan. Information about this system may be obtained directly from UC. The 2014 Budget Act does not allocate any of UC’s appropriation specifically to fund their employer retirement costs.

The obligation of the State to make payments to CalPERS and CalSTRS to fund retirement benefits constitutes a significant financial obligation. As of November 13, 2014, CalPERS and CalSTRS each have unfunded liabilities in the tens of billions of dollars. Retirement-related costs payable from the General Fund are expected to increase in the foreseeable future. The actual amount of such increases will depend on a variety of factors, including but not limited to investment returns, actuarial assumptions, experience, retirement benefit adjustments and, in the case of CalSTRS, statutory changes to contribution levels.

On June 25, 2012, the Governmental Accounting Standards Board (“GASB”) approved two new standards with respect to pension accounting and financial reporting standards for state and local governments and pension plans. The new standards are set forth in GASB Statements 67 and 68 and will replace GASB Statement 27 and most of GASB Statements 25 and 50. The changes will impact the accounting treatment of pension plans in which state and local governments participate. Major changes include: 1) the inclusion of unfunded pension liabilities on the government’s balance sheet (as of November 13, 2014, such unfunded liabilities are typically included as notes to the government’s financial statements); 2) more components of full pension costs will be shown as expenses regardless of actual contribution levels; 3) lower actuarial discount rates will be required to be used for underfunded plans in certain cases for purposes of the financial statements; 4) closed amortization periods for unfunded liabilities will be required to be used for certain purposes of the financial statements; and 5) the difference between expected and actual investment returns will be recognized over a closed five-year smoothing period.

In addition, GASB Statement 68 states that, for pensions within the scope of the statement, a cost-sharing employer that does not have a special funding situation is required to recognize a net pension liability, deferred outflows of resources, deferred inflows of resources related to pensions, and pension expense based on its proportionate share of the net pension liability for benefits provided through the pension plan. As of November 13, 2014, the new accounting standards change financial statement reporting requirements, but do not impact funding policies of the pension systems. The reporting requirements for pension plans are slated to take effect for the fiscal year beginning mid-2013 and the reporting requirements for government employers are slated to take effect for the fiscal year beginning mid-2014. The impact of new GASB reporting requirements was expected to be reflected in the CalPERS and CalSTRS Comprehensive Annual Financial Reports for year ended June 30, 2014.

Pension Reform

PEPRA. Chapter 296, Statutes of 2012 (AB 340), a comprehensive pension reform package affecting state and local government, increased the retirement age and lowered retirement benefits for most new state and local government employees hired on or after January 1, 2013. AB 340, known as the Public Employees’ Pension Reform Act of 2013 (“PEPRA”) also includes provisions to increase current employee contributions. Though PEPRA covers most public employees in state government, cities, counties, special districts, school districts, and community colleges, the following discussion relates only to PEPRA’s impact on state employee retirement. PEPRA excludes judges, the University of California, and charter cities with independent pension systems from the new retirement plans; however, newly elected or appointed judges would be subject to the new cost-sharing provisions.

In a preliminary actuarial analysis, CalPERS noted savings to the State of $10.3 billion to $12.6 billion over the next 30 years due primarily to increased employee contributions and, as the workforce turns over, lower benefit formulas that will gradually reduce normal costs. PEPRA also directs state savings from additional employee contributions to be used toward additional payments on the State’s unfunded liability, subject to Budget Act approval. The 2014 Budget Act includes an additional $102.7 million ($70.9 million funded from the General Fund) directed toward the State’s unfunded pension liability to reflect the savings resulting from increased employee contributions under PEPRA.

Other provisions reduce the risk of the State incurring additional unfunded liabilities, including prohibiting retroactive benefits increases, generally prohibiting contribution holidays, and prohibiting purchases of additional non-qualified service credit (“air time”).

Key changes to retirement plans affecting the State include:

•	New, lower defined-benefit formulas that increase retirement ages for new public employees hired on or after January 1, 2013.

•

For new employees, a cap on pensionable income in the 2013 calendar year of $113,700, or $136,440 (for employees not in Social Security). Annual increases on the cap would be limited to the Consumer Price Index for All Urban Consumers. As of January 1, 2014, the cap on pensionable income was adjusted to $115,064, or $138,077 (for employees not in Social Security).

•	A standard that employees pay at least 50 percent of normal costs.

•	Establishes increases for current state civil service and related excluded employees who are not contributing at least half of normal costs.

•

CSU and judicial branch employees hired on or after January 1, 2013 will pay at least 50 percent of the normal cost or the current contribution rate of similarly situated employees, whichever is greater.

•	Chapter 528, Statutes of 2013, (SB 13) made clarifying and technical amendments to PEPRA which authorizes CSU, on or after January 1, 2019, to impose higher employee contribution rates on CSU members hired before January 1, 2013. SB 13 also directs savings from increased CSU employee contributions to be retained by the university.

Costs for OPEB are not addressed in PEPRA, however, later retirement ages will help reduce OPEB liabilities in the long term.

Provisions in PEPRA affecting the CalSTRS system did not change the State’s statutory contribution rate. However, potential additional employee contributions, limits on pensionable compensation, and higher retirement ages for new members will reduce pressure on the system’s unfunded liabilities and potentially state contribution levels in the long term.

On August 20, 2014, the CalPERS Board voted to submit to the Office of Administrative Law for further review proposed regulations on the type of pay items that can be counted in an employee’s pension calculation upon retirement. The regulations affect only state and local government employees hired after January 1, 2013.

As of November 13, 2014, CalPERS included approximately 100 types of pay items as permitted by the State’s pension-reform legislation. All of the major cost-savings components of the pension reform law (including lower benefit formulas, cap on pensionable income, and a three-year final compensation period) remain intact.

The Administration does have a disagreement with CalPERS over one pay item included in the proposed regulations—for temporary pay upgrades (“out-of-class” pay). In 2013, no state employees subject to the pension-reform law received an out-of-class pay differential. As the workforce turns over, the Department of Finance estimates that, after 30 years, approximately 1,000 employees (less than one-half of one-percent of today’s Executive Branch workforce) could receive an out-of-class pay premium in a given year.

CalPERS

At June 30, 2013, CalPERS administered a total of 13 funds, including four defined benefit retirement plans: the Public Employees’ Retirement Fund (“PERF”), the Legislators’ Retirement Fund (“LRF”), the Judges’ Retirement Fund (“JRF”), and the Judges’ Retirement Fund II (“JRF II”). The PERF, LRF, JRF, and JRF II are defined benefit pension plans which provide benefits based on members’ years of service, age, final compensation, and benefit formula. In addition, benefits are provided for disability, death, and survivors of eligible members or beneficiaries.

PERF. PERF is a multiple-employer defined benefit retirement plan. In addition to the State, employer participants at June 30, 2013 included 1,580 public agencies and schools (representing more than 2,500 entities). CalPERS acts as the common investment and administrative agent for the member agencies. The State and schools (for “classified employees,” which generally consist of school employees other than teachers) are required by law to participate in PERF. Other public agencies can elect whether or not to participate in PERF or administer their own plans. Members of PERF generally become fully vested in their retirement benefits earned, as of November 13, 2014, after five years of credited service. Separate accounts are maintained for each employer participating in PERF, and separate actuarial valuations are performed for each individual employer’s plan to determine the employer’s periodic contribution rate and other information for the individual plan, based on the benefit formula selected by the employer and the individual plan’s proportionate share of PERF assets.

Retirement Benefits. For state employees, annual benefits depend on the particular employee’s employment category and are generally determined by taking into account years of service credit, final compensation, and age of retirement. Depending on the employment category, annual benefits generally range from 2 percent of final compensation (generally meaning the average pay rate and special compensation over the last one year or three consecutive years of employment, unless the member elects a different period with a higher average) at age 55 for each year of service credit (applicable to Miscellaneous and State Industrial category members) to 3 percent of final compensation for each year of service for retirement at age 50 (for State Peace Officer/Firefighter category members). Annual benefits are also subject to annual cost of living adjustments (generally ranging from 2-3 percent) and an additional adjustment intended to preserve the “purchasing power” of the benefit. Benefits also generally include disability and death benefits. A detailed description of the benefits payable by PERF to state employees is set forth in CalPERS actuarial valuations.

Legislation enacted in October 2010 as part of the State’s budget for fiscal year 2010-11 (SB 22, Chapter 3, Sixth Extraordinary Session of 2010) (“SBX6 22”) made changes to the retirement formula for state employees hired after January 15, 2011, unless an earlier date was agreed upon in a collective bargaining agreement. Generally, the formula for receiving full retirement benefits was restored to the provisions in effect prior to 1999, when a law increased the percentage formula and reduced the age at which employees could obtain maximum benefits; these formulas vary depending on the category of employment.

SBX6 22 also addressed the problem of pension “spiking” by generally requiring the retirement formula for future employees who as of November 13, 2014, were not in the three-year formula to be based on an average of pay in three consecutive years, rather than being based on the single highest year’s pay. These reforms are not expected to significantly impact state retirement costs until many years in the future. However, there are also current savings from most existing and future employees contributing a greater percentage, ranging from two to five percent, of their salaries toward future pension benefits. These increases were collectively bargained and extended to most non-represented employees.

AB 340 is a comprehensive pension reform package impacting state and local governments that increased retirement age and reduced benefits for most new employees.

Member Contributions. The benefits for state employees in PERF are funded by contributions from members, the State, and earnings from investments. Member and state contributions are a percentage of applicable member compensation. Member contribution rates are defined by law and vary by bargaining units within the same employee classification. The required contribution rates of active plan members are based on a percentage of salary in excess of a base compensation amount ranging from $0 to $863 monthly, and range from 1.5 to 12 percent.

Actuarial Valuation; Determination of Required Contributions. The required state contributions to PERF are determined on an annual basis by the CalPERS Chief Actuary. The actuary uses demographic and other data (such as employee age, salary, and service credits) and various assumptions (such as estimated salary increases, interest rates, employee turnover, and mortality and disability rates) to determine the amount that the State must contribute in a given year to provide sufficient funds to PERF to pay benefits when due. The actuary then produces a report, called the “actuarial valuation,” in which the actuary reports on the assets, liabilities, and required contribution for the following fiscal year. State law requires the State to make the actuarially-required contribution to PERF each year.

A portion of the actuarial valuations performed by CalPERS actuaries are audited each year by an independent actuarial firm. The actuarial valuations specific to state employees are audited every three years. The most recent audit was for the June 30, 2012 actuarial valuation and was completed on February 24, 2014.

The market value of assets measures the value of the assets available in the pension plan to pay benefits. The actuarial value of assets is used to determine the required employer contributions. Various methods exist for calculating the actuarial value of assets. Since 2005, CalPERS has recognized investment gains and losses on the market value of assets equally over a 15-year period when determining the actuarial value of assets. (This is referred to as “smoothing.”) The recognized portion is added to the gains and losses and (except as described herein)3 is amortized over a rolling 30-year period (as described herein under “Actuarial Methods”)4. As of November 13, 2014, this was an approved method for determining actuarial value of assets under GASB Statements 25 and 27.

Asset smoothing delays recognition of gains and losses, however, thereby providing an actuarial value of assets that does not reflect the market value of pension plan assets at the time of measurement. As a result, presenting the actuarial value of assets as determined using “smoothing” might provide a more or less favorable presentation of the current financial position of a pension plan than would a method that recognizes investment gains and losses annually. Beginning in fiscal year 2014-15, GASB Statement 68 will require state and local governments with pension liabilities to recognize the difference between expected and actual investment returns over a closed 5-year period. CalPERS will continue to set contributions based on an actuarial value basis until fiscal year 2015-16, at which time CalPERS will implement a new direct-rate smoothing policy.

In addition to the use of “smoothing,” as described above, when CalPERS sets contribution rates, the actuarial value of assets generally cannot be more than 120 percent of the market value or less than 80 percent of the market value (referred to as the “corridor”). Any asset value changes outside these ranges will be recognized immediately, and will result in a greater impact on future state contribution rates. However, in 2009 CalPERS adjusted the “corridor” to mitigate the effects of a negative 24 percent fiscal year 2008-09 investment loss.

According to CalPERS, the three-year phase-in of the fiscal year 2008-09 investment loss is achieved by temporarily relaxing the constraints on the smoothed value of assets. Previously, the actuarial value of assets could not be more than 120 percent of the market value or less than 80 percent of the market value. Under the 3-year phase in, assets are treated as follows:

1.	For the June 30, 2009 actuarial valuations of the State plans setting the contribution requirements for fiscal year 2010-11, the actuarial value of assets cannot be more than 140 percent of the market value or less than 60 percent of the market value.

2.	For the June 30, 2010 actuarial valuations of the State plans setting the contribution requirements for fiscal year 2011-12, the actuarial value of assets cannot be more than 130 percent of the market value or less than 70 percent of the market value.

3.	For the June 30, 2011 actuarial valuations of the State plans setting the contribution requirements for fiscal year 2012-13, the actuarial value of assets cannot be more than 120 percent of the market value or less than 80 percent of the market value.

Lastly, the asset loss outside of the 80—120 percent corridor will be isolated, and paid down with a fixed and certain 30-year amortization schedule. By utilizing a fixed and certain 30-year payment schedule, these losses are expected to be paid in full at the end of 30 years, and should be independent of any investment gain/loss experienced by the remaining portfolio as a whole.

The use of “smoothing” and the “corridor” will mitigate short term increases in the State’s required annual contribution. While this will limit extreme increases in the State’s required annual contribution to CalPERS in the near term, absent investment returns significantly over and above the 7.5 percent assumed by CalPERS, it is expected to result in significantly higher required contributions in future fiscal years.

[3]

When the amortization methods described above result in either mathematical inconsistencies or unreasonable actuarial results, all unfunded liability components are combined into a single base and amortized over a period of time, as determined by the CalPERS Chief Actuary.

[4]

There is a minimum employer contribution equal to normal cost, less 30-year amortization of surplus (negative unfunded liability), if any. In 2009, the CalPERS Board adopted a change to the amortization policy. This change resulted in all actuarial gains and losses for fiscal years 2008- 09, 2009-10, and 2010-11 to be amortized over a fixed 30-year period instead of a rolling 30-year period. The rolling 30-year period for amortization resumed with actuarial gains and losses for fiscal year 2011-12.

Depending on actual investment returns and other factors, the State’s required annual contribution to PERF could increase significantly. The contribution, not including CSU, is estimated to be $4.0 billion for fiscal year 2014-15, approximately $2.1 billion of which is payable from the General Fund. In addition, CSU’s contribution is estimated to be approximately $542.8 million for fiscal year 2014-15, approximately $542.5 million of which is payable from the General Fund.

At the April 16 and April 17, 2013, meetings, the CalPERS Board approved a plan to replace the current 15-year asset-smoothing policy with a 5-year direct-rate smoothing process and replace the current 30-year rolling amortization of unfunded liabilities with a 30-year fixed amortization period. The Chief Actuary stated that the approach provides a single measure of funded status and unfunded liabilities, less volatility in extreme years, a faster path to full funding, and more transparency to employers about future contribution rates. As of November 13, 2014, these changes were expected to accelerate the repayment of unfunded liabilities (including 2008-09 investment losses) of the State plans in the near term. Under the CalPERS Board action, actual rates for the State will not be set using the new methods until fiscal year 2015-16, reflected in the June 30, 2014 valuation. The impact of the new amortization and smoothing policies are estimated to increase state retirement contributions (including CSU) by $200 million in fiscal year 2015-16 and $400 million in fiscal year 2016-17, roughly half of those increases coming from the General Fund.

Actuarial Assumptions. The CalPERS Chief Actuary considers various factors in determining the assumptions to be used in preparing the actuarial report. Demographic assumptions are based on a study of the actual history of retirement, rates of termination/separation of employment, years of life expectancy after retirement, disability, and other factors. This experience study is generally done once every four years. The most recent experience study was completed in 2014 in connection with the preparation of actuarial recommendations by the CalPERS Chief Actuary.

On February 20, 2014, the CalPERS Board of Administration adopted new mortality and retirement assumptions as part of a regular review of demographic experience. Key assumption changes included longer post-retirement life expectancy, earlier retirement ages, and higher-than-expected wage growth for State Peace Officers/Firefighters and California Highway Patrol. The impact of the assumption changes are slated to be phased in over three years, with a twenty year amortization, beginning in 2014-15.

The Department of Finance estimates these changes will incrementally increase state retirement contributions by an additional $430.1 million ($254.2 from the General Fund) in 2014-15, an additional $267.2 million ($138.0 from the million General Fund) in 2015-16, and an additional $281.1 million ($152.7 million General Fund) in 2016-17. Since the assumption changes are scheduled to be fully phased-in by 2016-17, the cumulative additional retirement contributions will be $978.5 million ($545.0 from the million General Fund). According to CalPERS, the assumption changes are estimated to increase the system’s unfunded liability by approximately $9.0 billion in 2014-15. These estimates only reflect the new assumptions and do not include other natural changes such as actual payroll and investment performance. In April 2014, the CalPERS Board adopted the 2014-15 employer and member retirement contribution rates. The State actuarial valuation for the fiscal year ended June 30, 2013 was released in September 2014.

Funding Status. Funding progress is measured by a comparison of the State’s share of PERF assets to pay state employee benefits with plan liabilities.

As reflected in the actuarial valuation report for the fiscal year ended June 30, 2012, the investment return for the PERF in fiscal year 2011-12 was 0.1 percent. As a result of this investment return, the funded ratio on a market value of assets (an “MVA”) basis was approximately 66.1 percent as of June 30, 2012, as compared to approximately 70.3 percent as of June 30, 2011, and the unfunded liability was approximately $45.5 billion on an MVA basis as of June 30, 2012, as compared to approximately $38.5 billion on an MVA basis as of June 30, 2011.

In September 2014, CalPERS released the June 30, 2013 Actuarial Valuation. As set forth in the valuation, the State employer contribution rate increased for all retirement categories, which was primarily a result of the new mortality assumptions adopted by the CalPERS Board at the February 2014 meeting. Additionally, the unfunded liability increased to $49.9 billion as of June 30, 2013 as compared to $45.5 billion as of June 30, 2012 based on market value of assets. The funded status remained at 66.1 percent due to the higher than assumed 13.8 percent investment return for 2012-13, which offset the increased liabilities created by the new mortality assumptions.

State Contributions. Required contributions to PERF are determined annually on an actuarial basis. Payments into PERF are made from the State and from employee contributions. State contributions are made from the General Fund, special funds, and non-governmental cost funds. From fiscal years 2007-08 to 2014-15, a range of approximately 55 to 63 percent of the State contributions to PERF are made from the General Fund. The State has made the full amount of actuarially required contribution each year.

Prospective Funding Status; Future Contributions. The level of future required contributions from the State depends on a variety of factors, including future investment portfolio performance, actuarial assumptions, and additional potential changes in retirement benefits. There can be no assurances that the required annual contribution to CalPERS will not continue to significantly increase and that such increases will not materially adversely affect the financial condition of the State. It is not known at this time how these changes in accounting and financial reporting will impact CalPERS’ contribution policies.

In accordance with state law, the actuarial valuation for the fiscal year ended June 30, 2013 included a sensitivity analysis of discount rates 2 percent lower and 2 percent higher than the current discount rate of 7.5 percent. The analysis displays potential required employer contribution rates assuming that the discount rate was adjusted to rates of 5.5 percent or 9.5 percent over the long term. The analysis shows that employer contribution rates are highly sensitive to changes in the discount rate and that employer contribution rates would be significantly reduced if a higher discount rate is used, and employer contribution rates would significantly increase if a lower discount rate is used. The actuarial report for the year ended June 30, 2013 contains information concerning the specific impact on employer contribution rates and unfunded liability resulting from these different discount rate assumptions.

Other Retirement Plans. In addition to PERF, CalPERS also administers JRF, JRF II, LRF, and the 1959 Survivor Benefit program, which are defined benefit plans.

In the JRF actuarial reports for the year ended June 30, 2013, CalPERS reported that JRF had an unfunded actuarial liability of approximately $3.3 billion and JRF II had an unfunded actuarial liability of approximately $58.2 million. In the LRF actuarial report for the year ended June 30, 2013, CalPERS reported that LRF had actuarial value of assets that exceeded the actuarial liability by approximately $7.4 million. In the 1959 Survivor Benefit program actuarial report for the year ended June 30, 2013, CalPERS reported that the program had an unfunded actuarial liability of approximately $37.9 million. The State’s fiscal year 2014-15 retirement contributions from the General Fund are estimated to be $176.8 million for JRF, $56.6 million for JRF II, $4.7 million for the 1959 Survivor Benefit Program, and $1.0 million for LRF.

CalSTRS

General. CalSTRS was established under the California Education Code in 1913 to provide benefits to California public school and community college teachers and to certain other employees of the State’s public school system (kindergarten through community college). CalSTRS is the administrator of multiple-employer, cost-sharing defined benefit plans, a tax-deferred defined contribution plan, a Medicare Premium Payment Program, and a Teachers’ Deferred Compensation Fund.

The largest CalSTRS fund, the State Teachers’ Retirement Plan (the “STRP”), is a multiple employer, cost-sharing, defined benefit plan comprised of four programs: the Defined Benefit Program (referred to in the State’s 2013 Financial Statements and in this appendix as the “DB Program”), the Defined Benefit Supplement Program, the Cash Balance Benefit Program, and the Replacement Benefit Program. Within the DB Program there is also a Supplemental Benefits Maintenance Account (the “SBMA”) which provides purchasing power protection for retired members.

The State is not an employer (with certain very limited exceptions) in any of CalSTRS programs but does contribute to the DB Program and the SBMA from its General Fund pursuant to statutes in the Education Code. The DB Program is funded through a combination of investment earnings and statutorily set contributions from three sources: the members of CalSTRS, the employers, and the State. Contribution rates for the members and employers to fund the DB Program are not adjusted to reflect or offset actual investment returns or other factors which affect the funded status of the DB Program. The same is true for the contribution rates for the state. For contributions from employers and the State, the CalSTRS Board was provided new limited rate setting authority under the provisions of AB 1469.

As of June 30, 2013 (the fiscal year of the DB Program commences July 1 and ends June 30 of the following year), the DB Program’s unfunded actuarial obligation was $73.7 billion (66.9 percent funded ratio) based on an actuarial value of assets basis and $74.4 billion (66.5 percent funded ratio) based on a market value of assets basis. The funding status triggered the requirement for the State to make specified supplemental contributions starting in the fiscal year ended June 30, 2013.

The SBMA is a separate account within the DB Program that is funded with a combination of investment earnings and statutorily set contributions from the State. The Purchasing Power Protection Program payments for retired members are made only to the extent funds are available in the SBMA and are not a vested benefit.

Members and Employers. As of June 30, 2013, the DB Program included 1,660 employers.

Retirement Benefits. Member benefits are determined by statute in the Education Code and are generally based on a member’s age, final compensation, and years of credited service. Members are 100 percent vested in retirement benefits after five years of credited service and are eligible for normal retirement at age 60 and for early retirement at age 55 or at age 50 with 30 years of credited service. The normal retirement benefit is 2 percent of final compensation (as defined in the Education Code) for each year of credited service (up to 2.4 percent of final compensation for members retiring after age 60), and members who retired on or after January 1, 2001 with 30 or more years of service by December 31, 2010 receive monthly bonus payments of up to $400 per month. Pension reform legislation signed in 2012 increased the retirement age for new CalSTRS members hired on or after January 1, 2013. New members who retire at age 62 will be eligible for a benefit equal to 2 percent of final compensation for each year of credited service (up to 2.4 percent of final compensation for members retiring after age 62).

Benefits are increased by 2 percent (a simple, not a compounded, cost-of-living increase) of the initial allowance, on each September 1 following the first anniversary of the effective date of the benefit.

Funding for the DB Program.

The DB Program is funded with a combination of investment income and contributions from members, employers, and the State. Although specific amounts vary from year to year, approximately 55 percent of DB Program assets were derived from investment returns, according to CalSTRS. The contribution rates of the members, employers, and the State are determined by statute in the Education Code instead of actuarially determined amounts as is done for the CalPERS system. Over time, this has contributed to an underfunding of the DB Program which has been a concern in recent years.

In 2013 and 2014, the Governor, the Legislature and CalSTRS worked to develop an approach to addressing the long-term funding needs of the DB Program. On June 24, 2014, the Governor signed AB 1469, a comprehensive funding solution intended to eliminate the then-existing CalSTRS unfunded liability on the DB Program by 2046. The changes in contribution rates for members, employers and the State required by AB 1469. While the plan is intended to eliminate the unfunded liability of the DB Program by 2046, the State has indicated that there is no assurance that it will be eliminated by that date. Accordingly, there can be no assurances that the required amounts annually payable among the members, employers, and state will not significantly increase in the future.

Member Contributions. Members are required to make contributions to the DB Program in an amount equal to 8 percent of creditable compensation of the member. However, for services performed between January 1, 2000 and December 31, 2010, the member contribution to the DB Program was 6 percent because 2 percent was directed to the Defined Benefit Supplement Program (to which the State does not contribute).

Under AB 1469, member contributions are expected to increase over time on July 1, 2014, 2015 and 2016 to 10.25 percent for members not subject to PEPRA and to 9.205 percent for members subject to PEPRA.

Employer Contributions. Employers are required to make contributions to the DB Program in an amount equal to 8 percent of creditable compensation plus 0.25 percent to pay costs of the unused sick leave credit; provided that a portion of the employers’ contributions has in the past and may in the future be transferred to the Medicare Premium Program which has the effect of further reducing aggregate annual contributions to the DB Program.

Under AB 1469, employer contributions are expected to increase over time on each July 1 of 2014 through 2020 to 19.1 percent of creditable compensation in fiscal year 2020-21 through fiscal year 2045-46. Beginning in fiscal year 2021-22 through fiscal year 2045-46, AB 1469 is slated to authorize the CalSTRS Board to adjust the employer contribution up or down 1 percentage point each year, but no higher than 20.25 percent total and no lower than 8.25 percent, to eliminate the remaining unfunded obligation that existed on July 1, 2014.

State Contributions. The State’s General Fund contribution to the DB Program is 2.017 percent of creditable compensation from two fiscal years prior. For example, for fiscal year 2011-12, the State’s contribution was based on creditable compensation from fiscal year 2009-10. Before fiscal year 2014-15, the State also contributed an additional 0.524 percent of creditable compensation from two fiscal years prior when there is an unfunded obligation or a normal cost deficit exists for benefits in place as of July 1, 1990. Under the prior structure, the percentage was adjusted up to 0.25 percent per year to reflect the contributions required to fund the unfunded obligation or the normal cost deficit. However, the supplemental contribution could not exceed 1.505 percent of creditable compensation from two fiscal years prior.

Based on the most June 30, 2013 actuarial valuation, an unfunded obligation exists for the benefits in place as of July 1, 1990, which triggered the supplemental payments for the fiscal year ending June 30, 2012 at a contribution rate of 0.524 percent starting October 1, 2011. An appropriation for this supplemental contribution was included in the 2011 Budget Act. An increased supplemental contribution rate to 0.774 percent was included in the 2012 Budget Act and 1.024 percent was included in the 2013 Budget Act.

Under AB 1469, the State will continue to make a supplemental contribution tied to the unfunded obligation that existed for the benefits in place as of July 1, 1990. The 2014 Budget Act includes an increased supplemental contribution rate of 1.437 percent. The State’s supplemental contribution increases to 2.874 percent on July 1, 2015, and to 4.311 percent on July 1, 2016 for fiscal year 2016-17 through fiscal year 2045-46. Beginning fiscal year 2017-18 through fiscal year 2045-46, the CalSTRS Board is authorized to adjust the supplemental state contribution up by 0.50 percent each year to eliminate the unfunded obligation for benefits in place as of July 1, 1990. If there is no unfunded obligation, the supplemental contribution shall be reduced to zero.

Actuarial Valuation. According to CalSTRS and as reflected in the 2013 CalSTRS Valuation, the biggest source of funding of the DB Program is investment returns, and in calculating the actuarial value of assets, contributions for the past year are added to the actuarial value of assets at the end of the prior year; benefits and expenses are subtracted; an assumed rate of return is added, and as described below, a portion of market value gains and losses are added or subtracted. The assumed investment rate of return on DB Program assets (net of investment and administrative expenses) and the assumed interest to be paid on refunds of member accounts are based in part on an inflation assumption of 3.0 percent.

Actual market returns are taken into account but to reduce rate volatility, actual market gains and losses are spread or “smoothed” over a three-year period. That is, one third of the difference between the expected actuarial value of assets and the fair market value of assets is taken into account to determine the actuarial value of assets. According to the 2013 CalSTRS Valuation, due to the asset smoothing method, approximately one-third of the approximately $1.06 billion investment loss was recognized in June 30, 2013. GASB Statements 67 and 68, beginning in fiscal year 2013-14 for pension plans and fiscal year 2014-15 for employers, will require state and local governments with pension liabilities to recognize the differences between expected and actual investment returns over a closed 5-year period instead of the 3-year period used by CalSTRS as of November 13, 2014. CalSTRS is to continue to use 3-year period for valuation purposes and the 5-year period for financial reporting purposes.

Funding Status. Funding progress is measured by a comparison of DB Program assets with DB Program liabilities.

According to the CalSTRS Comprehensive Annual Financial Report for Fiscal Year ended June 30, 2013, the market value of the entire DB Program investment portfolio (including the SBMA assets) was $165.8 billion, an increase from $150.6 billion or 10.1 percent over June 30, 2012.

Prospective Funding Status; Future Contributions. The CalSTRS Consulting Actuary concluded in the 2013 CalSTRS Valuation (prior to the enactment of AB 1469) that the unfunded actuarial obligation of the DB Program will not be amortized over any future period and that the DB Program is projected to have its assets depleted in about 33 years. On June 24, 2014, the Governor signed AB 1469, a comprehensive funding solution intended to eliminate the CalSTRS unfunded liability on the DB Program by 2046.

The plan also provides the CalSTRS board with limited authority to increase or decrease the school and state contributions based on changing conditions. The plan is intended to eliminate the unfunded liability of the DB Program by 2046. However, while AB 1469 provides for significant increases in the statutorily required contributions to CalSTRS from the State, employers and members, it does not provide that such statutory rates be adjusted to equal actuarially required amounts from time to time. Actuarially required amounts will vary from time to time based on a variety of factors, including actuarial assumptions, investment performance and member benefits. To the extent rates established pursuant to AB 1469 are less than actuarially required amounts from time to time, such circumstances could materially adversely affect the funded status of CalSTRS. Once the actuarial valuation for the DB Program as of June 30, 2014 is released, the impact of the changes in contribution rates made pursuant to AB 1469 on the funded status of the DB Program will be available.

Funding for the SBMA. The SBMA is a separate account within the DB Program that is funded with a combination of investment income and contributions from the State. The contribution rate for the State’s funding of the SBMA is also determined by statute in the Education Code. The Purchasing Power Protection Program funded from the SBMA provides quarterly payments to retired and disabled members and beneficiaries to restore purchasing power to beneficiaries if the purchasing power of their initial retirement or disability allowances have fallen below a specified percentage. The Purchasing Power Protection Program payments are made only to the extent funds are available in the SBMA and are not a vested benefit.

State Contributions. The State’s General Fund contribution to the SBMA is 2.5 percent of creditable compensation of the fiscal year ending in the prior calendar year, less $70 million for the fiscal year ended June 30, 2010, $71 million for the fiscal year ended June 30, 2011 and $72 million thereafter. The Education Code requires the State to continue contributions to the SBMA and that the unused balances remain in the SBMA even if they exceed the amounts required to be paid to beneficiaries.

THE BUDGET PROCESS

Constraints on the Budget Process

Over the years, a number of laws and constitutional amendments have been enacted, often through voter initiatives, which have made it more difficult for the State to raise taxes, restricted the use of the State’s General Fund or special fund revenues, or otherwise limited the Legislature and the Governor’s discretion in enacting budgets. Historic examples of provisions that make it more difficult to raise taxes include Proposition 13, passed in 1978, which, among other things, required that any change in state taxes enacted for the purpose of increasing revenues collected pursuant thereto, whether by increased rates or changes in computation, be approved by a two-thirds vote in each house of the Legislature, and Proposition 4, approved in 1979, which limits government spending by establishing an annual limit on the appropriation of tax proceeds. Examples of provisions restricting the use of General Fund revenues are Proposition 98, passed in 1988, which mandates that a minimum amount of General Fund revenues be spent on local education, and Proposition 10, passed in 1998, which raised taxes on tobacco products and mandated how the additional revenues would be expended.

Constitutional amendments approved by the voters have also affected the budget process. These include Proposition 49, approved in 2002, which requires the expansion of funding for before and after school programs. Proposition 58, approved in 2004, which requires the adoption of a balanced budget and restricts future borrowing to cover budget deficits; Proposition 63, approved in 2004, which imposes a surcharge on taxable income of more than $1 million and earmarks this funding for expanded mental health services; Proposition 1A, approved in 2004, which limits the Legislature’s power over local revenue sources, and Proposition 1A, approved in 2006, which limits the Legislature’s ability to use sales taxes on motor vehicle fuels for any purpose other than transportation. Propositions 22 and 26, approved on November 2, 2010, further limit the State’s fiscal flexibility. Proposition 25, also passed by the voters in November 2010, changed the legislative vote requirement to pass a budget and budget related legislation from two-thirds to a simple majority. It retained the two-thirds vote requirement for taxes. Proposition 30, approved on November 6, 2012, among other things, placed into the California Constitution the current statutory provisions transferring 1.0625 percent of the State sales tax to local governments to fund realignment; and Proposition 39, also approved on November 6, 2012, among other things, dedicates for five years up to $550 million annually to clean energy projects out of an expected $1 billion annual increase in corporate tax revenue due to reversal of a provision adopted in 2009 that gave corporations an option on how to calculate their state income tax liability.

These approved constitutional amendments are described below.

Balanced Budget Amendment (Proposition 58)

Proposition 58, approved by the voters in 2004, requires the State to enact a balanced budget, and establish a special reserve, and restricts certain future borrowing to cover fiscal year end deficits. As a result of the provisions requiring the enactment of a balanced budget and restricting borrowing, the State would in some cases have to take more immediate actions to correct budgetary shortfalls. Beginning with the budget for fiscal year 2004-05, Proposition 58 requires the Legislature to pass a balanced budget and provides for mid-year adjustments in the event that the budget falls out of balance and the Governor calls a special legislative session to address the shortfall. The balanced budget determination is made by subtracting estimated expenditures from all resources expected to be available, including prior-year balances.

If the Governor determines that the State is facing substantial revenue shortfalls or spending increases, the Governor is authorized to declare a fiscal emergency. He or she would then be required to propose legislation to address the emergency, and call the Legislature into special session for that purpose. If the Legislature fails to pass and send to the Governor legislation to address the fiscal emergency within 45 days, the Legislature would be prohibited from: (i) acting on any other bills or (ii) adjourning in joint recess until such legislation is passed.

Proposition 58 also required the establishment of the Budget Stabilization Account, which is funded by annual transfers of specified amounts from the General Fund, unless suspended or reduced by the Governor or until a specified maximum amount has been deposited.

Proposition 58 also prohibits the use of general obligation bonds, revenue bonds, and certain other forms of borrowing to cover fiscal year end budget deficits. The restriction does not apply to certain other types of borrowing, such as: (i) short-term borrowing to cover cash shortfalls in the General Fund (including revenue anticipation notes or revenue anticipation warrants used by the State as of November 13, 2014), or (ii) inter-fund borrowings.

In connection with the enactment of the 2014 Budget, the Legislature placed a constitutional amendment on the November 2014 ballot which, having been approved by the voters, is to revise the Proposition 58 requirements.

Local Government Finance (Proposition 1A of 2004)

Senate Constitutional Amendment No. 4 (also known as “Proposition 1A of 2004”), approved by the voters in the November 2004 election, amended the State Constitution to, among other things, reduce the Legislature’s authority over local government revenue sources by placing restrictions on the State’s access to local governments’ property, sales, and vehicle license fee revenues as of November 3, 2004. Beginning with fiscal year 2008-09, the State was able to borrow up to 8 percent of local property tax revenues, but only if the Governor proclaimed such action was necessary due to a severe state fiscal hardship and two-thirds of both houses of the Legislature approve the borrowing. The amount borrowed is required to be paid back within three years. In addition, the State cannot reduce the local sales tax rate or restrict the authority of local governments to impose or change the distribution of the statewide local sales tax.

The provisions of Proposition 1A of 2004 allowing the State to borrow money from local governments from time to time have been repealed by Proposition 22 of 2010, which permanently prohibits any future such borrowing. However, prior to such repeal, the Amended 2009 Budget Act authorized the State to exercise its Proposition 1A of 2004 borrowing authority. This borrowing generated $1.998 billion that was used to offset State General Fund costs for a variety of court, health, corrections, and K-12 programs. Pursuant to Proposition 1A of 2004, the State was required to repay the local government borrowing no later than June 15, 2013. The 2012 Budget Act included $2.1 billion to fully retire the outstanding obligations, with interest, to be paid from the General Fund, and repayment was made in June of 2013.

Proposition 1A of 2004 also prohibits the State from mandating activities on cities, counties or special districts without providing for the funding needed to comply with the mandates. Beginning in fiscal year 2005-06, if the State does not provide funding for the mandated activity, the requirement on cities, counties or special districts to abide by the mandate is suspended. In addition, Proposition 1A of 2004 expands the definition of what constitutes a mandate on local governments to encompass State action that transfers to cities, counties and special districts financial responsibility for a required program for which the State previously had partial or complete financial responsibility. The State mandate provisions of Proposition 1A of 2004 do not apply to schools or community colleges or to mandates relating to employee rights. The 2014 Budget Act suspends 60 mandates for the 2014-15 fiscal year. The total estimated back cost owed on these post 2004-05 suspended mandates is approximately $900 million, an amount that would be payable if the Legislature had chosen to fund all suspended mandates.

Proposition 1A of 2004 further requires the State to reimburse cities, counties, and special districts for mandated costs incurred prior to fiscal year 2004-05 over a term of years. Chapter 72, Statutes of 2005 (AB 138) requires the payment of mandated costs incurred prior to fiscal year 2004-05 to begin in fiscal year 2006-07 and to be paid over a term of 15 years. The 2014 Budget Act includes a $100 million payment against these claims. The 2014-15 Budget also includes a trigger that could pay up to the remaining $800 million in 2014-15 should revenues rise higher than anticipated.

After School Education Funding (Proposition 49)

An initiative statute, Proposition 49, called the “After School Education and Safety Program Act of 2002,” was approved by the voters on November 5, 2002, and required the State to expand funding for before and after school programs in the State’s public elementary, middle and junior high schools. The increase was first triggered in fiscal year 2004-05, which increased funding for these programs to $122 million; since 2006-07, these programs have been funded at $550 million annually. These funds are part of the Proposition 98 minimum funding guarantee for K-14 education and, in accordance with the initiative, expenditures can only be reduced in certain low revenue years.

Mental Health Services (Proposition 63)

On November 2, 2004, the voters approved Proposition 63, the Mental Health Services Act, which imposes a 1 percent tax surcharge on taxpayers with annual taxable income of more than $1 million for purposes of funding and expanding mental health services. Proposition 63 prohibits the Legislature or the Governor from redirecting these funds or from reducing General Fund support for mental health services below the levels provided in fiscal year 2003-04. Chapter 5, Statutes of 2011 (AB 100) allowed the one-time redirection of $861 million of Proposition 63 funds from the reserve in fiscal year 2011-12 for the Early and Periodic Screening, Diagnosis and Treatment (“EPSDT”) program, mental health managed care, and mental health services for special education students. Commencing in fiscal year 2012-13, the EPSDT program and mental health managed care are funded with “2011 Realignment” funds as the programs are realigned to counties, mental health services for special education students are funded with Proposition 98 General Fund, and all available Proposition 63 funds are distributed for programs eligible under the Mental Health Services Act.

Transportation Financing (Proposition 1A of 2006)

On November 7, 2006, voters approved Proposition 1A of 2006, which had been placed on the ballot by the Legislature as Senate Constitutional Amendment No. 7, to protect Proposition 42 transportation funds from any further suspensions. Provisions of the California Constitution enacted as Proposition 42 in 2002, permitted the suspension of the annual transfer of motor vehicle fuel sales tax revenues from the General Fund to the Transportation Investment Fund if the Governor declared that the transfer would result in a “significant negative fiscal impact” on the General Fund and the Legislature agreed with a two-thirds vote of each house. The new measure modified the constitutional provisions of Proposition 42 in a manner similar to Proposition 1A of 2004, so that if such a suspension were to have occurred, the amount owed by the General Fund would have had to be repaid to the Transportation Investment Fund within three years, and only two such suspensions could have been made within any 10-year period. In fiscal year 2003-04, $868 million of the scheduled Proposition 42 transfer was suspended, and in fiscal year 2004-05 the full transfer of $1.258 billion was suspended. Budget Acts for fiscal years 2006-07 through 2010-11 all fully funded the Proposition 42 transfer and partially repaid the earlier suspensions. Chapter 11, Statutes of 2010, in the Eighth Extraordinary Session included an elimination of the State sales tax rate on gasoline and an increase in gasoline excise taxes, effectively removing the revenue subject to these restrictions from the State tax system. However, consistent with the requirements of Proposition 1A of 2006, the 2014-15 Budget includes $83 million in 2014-15 to repay a portion of past suspensions. As of November 13, 2014, the final payment of $85 million was scheduled for 2015-16.

Proposition 22—Local Government Funds

On November 2, 2010, voters approved this measure, called the “Local Taxpayer, Public Safety and Transportation Protection Act of 2010,” which supersedes some parts of Proposition 1A of 2004, prohibits any future action by the Legislature to take, reallocate or borrow money raised by local governments and redevelopment agencies for local purposes, and prohibits changes in the allocation of property taxes among local governments designed to aid state finances or pay for state mandates. The Proposition 1A borrowing done in 2009 was grandfathered. In addition, by superseding Proposition 1A of 2006, the State is prohibited from borrowing sales taxes or excise taxes on motor vehicle fuels for budgetary purposes (but legislation enacted in 2012 clarifies these funds may be used for short-term cash management borrowing), or changing the allocations of those taxes among local governments except pursuant to specified procedures involving public notices and hearings. Any law enacted after October 29, 2009 inconsistent with Proposition 22 is repealed. Proposition 22 jeopardized the use of funds from the gasoline excise tax that had been used in the 2010 Budget Act to offset General Fund debt service cost on highway bonds and for lending to the General Fund. Passage of this measure jeopardized an estimated $850 million in General Fund relief in fiscal year 2010-11, an amount which had been expected to grow to almost $1 billion by fiscal year 2013-14. The 2011 Budget Act replaced the use of gasoline excise tax for these purposes with truck weight fees and other transportation revenues that may be used for these purposes under Article XIX of the California Constitution. This preserved the 2011 Budget Act allocations for state and local programs while achieving similar levels of General Fund relief to that obtained in the 2010 Budget Act. These debt service offsets were continued in the 2012-13 Budget and are now permanent and ongoing.

The inability of the State to borrow or redirect property tax funds reduces the State’s flexibility in reaching budget solutions. The State had used these actions for several billion dollars of solutions prior to the enactment of Proposition 22.

Proposition 26—Increases in Taxes or Fees

On November 2, 2010, voters approved this ballot measure which revises provisions in Articles XIII A and XIII C of the California Constitution dealing with tax increases. The measure specifies that a two-thirds vote of both houses of the Legislature is required for any increase in any tax on any taxpayer, eliminating the prior practice where a tax increase coupled with a tax reduction is treated as being able to be adopted by majority vote. Furthermore, any increase in a fee beyond the amount needed to provide the specific service or benefit is deemed a tax requiring two-thirds vote. Finally, any tax or fee adopted after January 1, 2010 with a majority vote which would have required a two-thirds vote if Proposition 26 were in place would be repealed after one year from the election date unless readopted by the necessary two thirds vote.

Proposition 25—On-Time Budget Act of 2010

On November 2, 2010, voters approved this measure that is intended to end budget delays by changing the legislative vote necessary to pass the budget bill from two-thirds to a majority vote and by requiring legislators to forfeit their pay if the Legislature fails to pass the budget bill on time. This measure does not change Proposition 13’s property tax limitations in any way. This measure does not change the two-thirds vote requirement for the Legislature to raise taxes. The lower vote requirement also applies to trailer bills that appropriate funds and are identified by the Legislature “as related to the budget in the budget bill.” This measure also provides that the budget bill and other bills providing for appropriations related to the budget bill are to take effect immediately upon being signed by the Governor or upon a date specified in the legislation.

Proposition 30—The Schools and Local Public Safety Protection Act of 2012

On November 6, 2012, voters approved Proposition 30 which provided temporary increases in personal income tax rates for high-income taxpayers and a temporary increase in the State sales tax rate, and specified that the additional revenues will support K-14 public schools and community colleges as part of the Proposition 98 guarantee. Proposition 30 also placed into the California Constitution the current statutory provisions transferring 1.0625 percent of the State sales tax to local governments to fund the “realignment” program for many services including housing criminal offenders.

Proposition 39—The California Clean Energy Jobs Act

On November 6, 2012, voters approved Proposition 39 thereby amending state statutes governing corporation taxes by reversing a provision adopted in 2009 giving corporations an option on how to calculate the portion of worldwide income attributable to California. By requiring corporations to base their state tax liability on sales in California, it is estimated that state revenues would be increased by $600 million to $825 million per year starting in 2013-14. The measure also, for five years, dedicates 50 percent, up to $550 million, per year from the annual estimate of this increased income to funding of projects that create energy efficiency and clean energy jobs in California.

State Pension Funds and Retiree Health Care Costs

The two main state pension funds face large unfunded future liabilities. CalPERS reported an unfunded accrued liability allocable to state employees (excluding judges and elected officials) as of June 30, 2013, of $36.4 billion on an actuarial value of assets (“AVA”) basis (an increase of $8.2 billion from the June 30, 2012 Valuation) and $49.9 billion on a market value of assets (“MVA”) basis (an increase of $4.4 billion from the June 30, 2012 Valuation). The California State Teachers’ Retirement System (“CalSTRS”) reported the unfunded accrued liability of its Defined Benefit Plan as of June 30, 2013 at $73.7 billion on an AVA basis (an increase of $2.7 billion from the June 30, 2012 valuation), and $74.4 billion on an MVA basis (a decrease of $6 billion from the June 30, 2012 valuation).

General Fund contributions to CalPERS and CalSTRS are estimated to be approximately $2.7 billion and $1.5 billion, respectively, for the 2014-15 fiscal year. The combined contributions, which include contributions for California State University (“CSU”), represent about 3.8 percent of all General Fund expenditures in fiscal year 2014-15.

There can be no assurances that the State’s annual required contributions to CalPERS and CalSTRS will not significantly increase in the future. The actual amount of any increases will depend on a variety of factors, including but not limited to investment returns, actuarial assumptions, experience and retirement benefit adjustments. The Governor signed Chapter 47, Statutes of 2014 (AB 1469) on June 24, 2014, that increases statutorily required contributions to CalSTRS from the State, school districts, and teachers beginning July 1, 2014. The AB 1469 funding plan includes additional increases in contribution rates for the State, school districts, and teachers over the next several years in order to eliminate the current CalSTRS unfunded liability by 2045-46. As of November 13, 2014, action by the CalPERS Board to revise amortization and smoothing policies is expected to result in more rapid increases in state retirement contributions commencing in fiscal year 2015-16. The Board in February 2014 also adopted staff recommendations to change mortality and other assumptions, which will result in increased contribution rates starting in fiscal year 2014-15.

The State also provides post-employment health care and dental benefits to state employees and their spouses and dependents (when applicable) and utilizes a “pay-as-you-go” funding policy. These are sometimes referred to as Other Post Employments Benefits or “OPEB.” As reported in the State’s OPEB Actuarial Valuation Report, the State has an Unfunded Actuarial Accrued Liability relating to state retirees’ other post-employment benefits which was estimated at $64.57 billion as of June 30, 2013 (as compared to $63.84 billion estimated as of June 30, 2012).

Cap and Trade Program

The Cap and Trade program is a key element in the State’s climate plan. It sets a statewide limit on the sources of greenhouse gases (“GHG”) responsible for 85 percent of California GHG emissions. In fiscal year 2012-13, the California Air Resources Board (“CARB”) began auctioning GHG emission allowances as a market-based compliance mechanism authorized by the California Global Warming Solutions Act, Chapter 488, Statutes of 2006 (“AB 32”).

CARB has held seven auctions through May, 2014, which generated $734 million in allowance proceeds to the Greenhouse Gas Reduction Fund. As of November 13, 2014, GHG emissions from electricity and large industrial sources were subject to the cap.

The 2013 Budget Act included a one-time General Fund loan of $500 million from Cap and Trade auction proceeds (which loan is included as part of the “wall of debt”). Emergency drought legislation (Chapter 2, Statutes of 2014) and the 2014 Budget Act provide a total of $881 million of expenditures from the Greenhouse Gas Reduction Fund for programs that reduce GHG emissions. This amount of resources includes repayment of $100 million of the 2013 Budget Act loan, with the remaining balance being repaid with interest immediately when needed to meet the future needs of the high-speed rail project.

Legal challenges to the authority of CARB to conduct auctions under the State’s cap and trade program allege the auction revenues are an unconstitutional tax under the California Constitution. Auctions are proceeding during the pendency of the legal challenges. See “Litigation—Action Challenging Cap and Trade Program Auctions.”

DEFERRED OBLIGATIONS

Despite eliminating the structural deficit and maintaining a balanced budget over the last three budgets, the State continues to face major long-term challenges and must continue to address the consequences of budget-balancing actions taken in the past. As part of the 2014-15 Budget projection, the Administration prepared a table showing the amount and types of existing “budgetary borrowing” or “deferred obligations” as of June 30, 2014 based on the 2014 Budget Act. These balances resulted from budget “solutions” adopted over the prior decade which had the effect of pushing costs into the future.

The 2014-15 Budget includes triggers that would make additional payments to reduce the “wall of debt.” If state revenues rise higher than anticipated in the 2014-15 Budget, the first use of up to $1.792 billion of the additional funds would be eliminating the remaining school deferrals and paying down local government mandate claims.

In some instances, such as the ERBs, the repayment mechanism over time is included in annual budgets. In other cases, such as the loans from special funds, the repayment mechanism remains within the discretion of the Legislature. The Administration’s plan is to completely pay off the “wall of debt” before the termination of the temporary additional personal income tax rates under Proposition 30 on December 31, 2018. Assuming continued economic growth and responsible fiscal policies, the Administration believes the State will be able to maintain positive structural fiscal balances past the period that the Proposition 30 temporary taxes are in effect.

The Department of Finance estimates that over $10 billion of these outstanding Deferred Obligations will be repaid by the end of fiscal year 2014-15 pursuant to the Budget plan as compared to the 2013-14 Budget, prior to any trigger payments. This consists of the following items:

•	$5.2 billion repayment of deferrals from schools and community colleges

•	$3.2 billion from repayments or creation of escrow accounts to repay Economic Recovery Bonds

•	$0.8 billion in Special Fund loan repayments

•	$0.5 billion in repayments of unpaid costs for state mandates

•	$0.6 billion in repayments of Underfunding of Proposition 98

•	$83 million in repayment of borrowing from Transportation Funds

•	$97 million in repayment of deferred Medi-Cal costs

The State faces future obligations to employees for compensated absences, costs for self-insurance, and future payment of interest owed on borrowings from the federal government for unemployment insurance payments. There is another obligation owed under Proposition 98 which arises when under the terms of Proposition 98 there is an underfunding, such as a suspension of the guarantee, which is called a “maintenance factor.” The Department of Finance estimates that the total outstanding balance of Proposition 98 maintenance factor payments was $6.6 billion at the end of fiscal year 2013-14. The State has indicated that the outstanding balance projected at the end of fiscal year 2014-15 is $4.0 billion, reflecting a year-over-year decrease in the Proposition 98 maintenance factor balance due to the inclusion of a maintenance factor repayment in the calculation of the Proposition 98 funding level in fiscal year 2014-15. The Proposition 98 maintenance factor is repaid pursuant to the constitutional repayment formula in years when growth in per capita General Fund outpaces growth in per capita income.

THE 2013 BUDGET ACT

The 2013 Budget Act

The 2013-14 Budget, including the 2013 Budget Act which was enacted on June 27, 2013, provided a multi-year General Fund plan that was balanced. For the 2014-14 fiscal year, at the time of budget enactment, it projected a $1.1 billion reserve by year end, and continued to pay down budgetary debt from past years. General Fund revenues and transfers for fiscal year 2013-14 were projected at $97.1 billion, a decrease of $1.1 billion or 1.1 percent compared with revised estimates for fiscal year 2012-13. General Fund expenditures for fiscal year 2013-14 were projected at $96.3 billion, an increase of $0.6 billion or 0.6 percent compared with revised estimates for fiscal year 2012-13.

As enacted, the 2013-14 Budget contained the major General Fund components and budget solutions described below:

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Proposition 98—The 2013-14 Budget provided Proposition 98 funding of $55.3 billion for fiscal year 2013-14, of which $39.1 billion was funded from the General Fund. Proposition 30 was premised on the need to reinvest in education. For the first time since the recession began in 2008, with the passage of Proposition 30, the 2013 Budget Act reinvested in education funding, rather than making cuts. The 2013-14 Budget repaid approximately $272 million in deferred payments to fund education programs and increased budget transparency.

In addition to revenues provided by Proposition 30, public schools and community colleges also benefited from the passage of Proposition 39. For fiscal year 2013-14, Proposition 39 raised approximately $928 million in General Fund revenues, which increased the Proposition 98 guarantee level by an estimated $558 million. Of this additional guarantee amount, $456 million was being used to fund energy efficiency related activities in public schools and community colleges.

•

Higher Education—The 2013-14 Budget included total funding of $25.4 billion for all major segments of Higher Education, including $13.1 billion from the General Fund and local property taxes for the California Community Colleges. The remaining funding was provided from state special and bond funds, student tuition and fee revenue, and other sources of income at the University of California, California State University, and the California Community Colleges. The 2013-14 Budget established the first-year investment in a multiyear stable funding plan for higher education.

Prior to fiscal year 2013-14, the State separately funded general obligation and lease revenue bond debt service for the University of California’s (“UC”) capital improvement projects. The 2013-14 Budget included a permanent shift of these appropriations into UC’s budget, and authorized UC to pledge its General Fund appropriation, within limits, in addition to its other revenue sources, towards the issuance of its revenue bonds to finance its infrastructure needs instead of using proceeds of state general obligation bonds or State Public Works Board (“SPWB”) lease revenue bonds. Any new capital expenditures were still subject to approval by the Administration and the Legislature, with limits on the amount that could be spent on capital expenditures from its General Fund appropriation.

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Health and Human Services—The 2013-14 Budget provided for total state funding for these programs of $46 billion, including $28.1 billion from the General Fund. The remaining funding was provided from special and bond funds.

As of the 2013 Budget Act, Medi-Cal, the State’s Medicaid health care program for low-income families, served one out of every five Californians, and received 16 percent of the General Fund budget. As the State implements its commitment to federal health care reform, these amounts are expected to increase. The 2013 Budget Act included $195.6 million from the General Fund to begin to pay for the federally required and optional expansion of coverage.

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Prison Funding—The 2013 Budget Act provided for total state funding of $11.2 billion, including $8.9 billion from the General Fund, for the California Department of Corrections and Rehabilitation (“CDCR”). The CDCR total state operations costs were $9.1 billion and the remaining $2.1 billion support prison and jail infrastructure. SB 105, signed into law on September 12, 2013, appropriated an additional $315 million from the General Fund to CDCR in fiscal year 2013-14 for purposes of complying with the court-ordered reduction in prison population.

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Redevelopment Agencies—Legislation enacted in 2011 eliminated redevelopment agencies (“RDAs”) and replaced them with locally organized successor agencies tasked with retiring the former RDAs’ outstanding debts and other legal obligations. Elimination of RDAs will provide additional property tax funding for education, by capturing the RDA tax increment over and above the amounts needed to service existing debts of the RDAs. As of the 2013 Budget Act, the elimination of RDAs was projected to offset $1.5 billion of Proposition 98 costs in fiscal year 2013-14, of which $824 million was from property taxes which were distributed to local school districts, and $707 million was from distribution of excess RDA cash.

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Other Revenues and Transfers—The Administration regularly monitors the needs of special funds to ensure that their purposes are not hindered by loans to the General Fund, and may defer (or accelerate) the repayments of such loans based on its review of the needs of the special funds. The 2013-14 Budget reflected a delay in repayment of approximately $1 billion of loans scheduled for repayment in fiscal year 2013-14 (as projected in the 2012 Budget Act). Additionally, the 2013 Budget Act authorized a $500 million loan to the General Fund from the Greenhouse Gas Reduction Fund (“Cap and Trade”). Both of these actions were reflected in the calculation of Deferred Obligations during fiscal year 2013-14.

•

Health Care Reform—With the coming implementation of the federal Affordable Care Act (“ACA”), health care costs are expected to be an increasingly important element of the State budget. The 2013-14 Budget included $195.6 million for costs relating to implementation of the ACA. General Fund net costs of expanded eligibility and enhanced benefits under health care reform are estimated to increase to approximately $700 million in fiscal years 2014-15 and 2015- 16 and they are included in the multi-year projection. Actual costs could be materially higher, as the program is implemented. For more detailed information about the State’s plans for implementation of the ACA.

•

Unemployment Insurance Interest Repayment—For the last two fiscal years, the State had internally loaned money from special funds to pay the interest on money borrowed from the federal government to fund unemployment insurance payments. In fiscal year 2013-14, the interest payment of $261.5 million was paid from the General Fund. (The General Fund is not liable for repayment of the principal of the federal loan.)

Fiscal Year 2013-14 Revised General Fund Estimates in the 2014-15 Budget

The 2014-15 Budget revised various General Fund estimates involving the beginning balance, revenues, and expenditures for fiscal year 2013-14. The 2014-15 Budget projects, based on the various assumptions and proposals it contains, a positive General Fund reserve balance of $2.948 billion at the end of fiscal year 2013-14, compared to the positive balance of $1.071 billion estimated at the end of the 2013-14 fiscal year when the 2013-14 Budget was enacted.

This increase of $1.9 billion in the General Fund reserve for fiscal year 2013-14 is based on the following (note that totals may not add because of rounding and that these figures are preliminary estimates subject to adjustment after receipt of additional information concerning revenues and expenditures for the year):

1. Net gain of $1.6 billion in beginning fund balance for fiscal year 2013-14 related to activities in prior fiscal years. This net gain in the starting balance for fiscal year 2013-14 is primarily due to the following components:

•	$1.4 billion increase in beginning balance due to higher than forecasted major revenues in the fiscal year 2012-13;

•	$1.2 billion decrease in beginning balance due to higher than expected Proposition 98 spending related to the higher revenues mentioned above;

•

$0.3 billion increase in beginning fund balance due to increase in fiscal year 2012-13 encumbrances (resulting in lower spending). This is offset by a higher reserve for encumbrances, resulting in a net zero to the reserve.

•	$0.2 billion decrease in the beginning fund balance due to an increased General Fund transfer to the Mental Health Services Fund (for the millionaire tax settle-up) for the 2012- 13 fiscal year;

•	$0.5 billion net increase in beginning fund balance due to a net gain in overall revenues from prior years before fiscal year 2012-13;

•	$0.4 billion decrease in beginning fund balance due to a Quality Education Investment Act payment for prior years to be appropriated in 2014-15;

•	$0.4 billion increase in the beginning fund balance due to Health and Human Services savings in 2011-12 and prior fiscal years; and

•	$0.9 billion increase in beginning fund balance due to various other past year and prior year adjustments.

2. General Fund revenues and transfers for fiscal year 2013-14 are projected at a revised $102.2 billion, which is $5.1 billion higher than the estimate of $97.1 billion when the 2013-14 Budget was enacted. The increase is based on the following major factors:

•	$5.7 billion increase in personal income tax revenue,

•	$0.4 billion decrease in corporation tax revenue; and,

•	$0.2 billion decrease in sales and use tax revenue.

3. General Fund expenditures for fiscal year 2013-14 are projected at $100.7 billion, an increase of $4.4 billion compared with the estimate of $96.3 billion when the 2013-14 Budget was enacted. The net increase in expenditures is mainly attributable to the following:

•	$3.7 billion increase in Proposition 98 expenditures; and

•

$0.8 billion increase in Non-Proposition 98 expenditures, mainly because of $0.8 billion increased spending in the Health and Human Services area ($0.6 billion related to Medi-Cal growth), $0.4 billion increased spending in the Department of Corrections and Rehabilitation (prison population), and $0.4 billion spending decreases in various other areas.

4. The reserve for encumbrance increased by $0.3 billion since the enactment of the 2013-14 Budget.

CASH MANAGEMENT

Normal Cash Management Tools

General. The majority of the State’s General Fund receipts are received in the latter part of the fiscal year. Disbursements from the General Fund occur more evenly throughout the fiscal year. The State’s cash management program customarily addresses this timing difference by making use of internal borrowing (see “—Internal Borrowing”) and by issuing short-term notes in the capital markets (see “—External Borrowing”). External borrowing is typically done with revenue anticipation notes (“RANs”) that are payable not later than the last day of the fiscal year in which they are issued. RANs have been issued in all but one fiscal year since the mid-1980s and have always been paid at maturity. The State also is authorized under certain circumstances to issue revenue anticipation warrants (“RAWs”) that are payable in the succeeding fiscal year. The State issued RAWs to bridge short-term cash management shortages in 1992, 1993, 1994, 2002 and 2003.

RANs and RAWs are both payable from any “Unapplied Money” in the General Fund of the State on their maturity date, subject to the prior application of such money in the General Fund to pay Priority Payments. “Priority Payments” consist of: (i) the setting apart of state revenues in support of the public school system and public institutions of higher education (as provided in Section 8 of Article XVI of the California Constitution); (ii) payment of the principal of and interest on general obligation bonds and general obligation commercial paper notes of the State as and when due; (iii) reimbursement from the General Fund to any special fund or account to the extent such reimbursement is legally required to be made to repay borrowings therefrom pursuant to California Government Code Sections 16310 or 16418; and (iv) payment of state employees’ wages and benefits, state payments to pension and other state employee benefit trust funds, state Medi-Cal claims, lease payments to support lease-revenue bonds, and any amounts determined by a court of competent jurisdiction to be required by federal law or the California Constitution to be paid with state warrants that can be cashed immediately.

Internal Borrowing. The General Fund is currently authorized by law to borrow for cash management purposes from more than 700 of the State’s approximately 1,300 other funds in the State Treasury (the “Special Funds”). Total borrowing from Special Funds must be approved by the Pooled Money Investment Board (“PMIB”). The State Controller submits an authorization request to the PMIB quarterly, based on forecasted available funds and borrowing needs. The Legislature may from time to time adopt legislation establishing additional authority to borrow from Special Funds. On February 3, 2012, the Governor signed SB 95 (Chapter 1, Statutes of 2012, “SB 95”), a statute which clarified that certain transportation funds and other funds were available for short-term cash management borrowing, which provided an estimated $865 million of additional capacity at certain times of the year. The State has historically made extensive use of its internal borrowing capability to provide cash resources to the General Fund. The PMIB has authorized the internal borrowing of up to $24.434 billion for the period ending September 30, 2014. This authorization is renewed quarterly.

One fund from which moneys may be borrowed to provide additional cash resources to the General Fund is the BSA, a reserve fund established in 2004 by Proposition 58. However, during fiscal years 2008-09 to 2013-14, there were no funds available in the BSA. The BSA will be funded at an estimated $1.606 billion in fiscal year 2014-15. The State also may transfer funds into the General Fund from the State’s SFEU, which is not a Special Fund.

External Borrowing. Issuance of RANs is a normal part of the State’s annual cash management program, which have always been repaid when due.

Cash Management in Fiscal Year 2013-14

The State’s cash management plan in fiscal year 2013-14 consisted primarily of internal borrowing from special funds and issuance of RANs in the amount of $5.5 billion. In addition, pursuant to legislation enacted in fiscal year 2012-13, within fiscal year 2013-14 a payment of $250 million to the CSU and a payment of $500 million to the UC were planned to be deferred. Such deferrals were at the discretion of the Director of Finance and were to be repaid in May or June of 2014. The CSU agreed that in lieu of a payment deferral it would deposit a like amount into a fund in the State Treasury which could be borrowed by the General Fund. The deferral to the UC was repaid as scheduled. The State’s 2013-14 RANs were repaid as scheduled in May and June of 2014.

Cash Management in Fiscal Year 2014-15

The State entered the 2014-15 fiscal year in the strongest cash position since the start of the recession in 2008. For the first time since 2007-08, the State began the fiscal year without any internal borrowings, and a positive cash balance in the General Fund of $1.922 billion. As of November 13, 2014, the State expected to manage its cash flow needs for 2014-15 entirely through the use of internal borrowing and an external RANs borrowing of $2.8 billion. This is the smallest RAN since 2006-07, and compares with RANs of $10 billion in 2012-13 and $5.5 billion in 2013-14.

State fiscal officers constantly monitor the State’s cash position and if it appears that cash resources may become inadequate (including the maintenance of a projected cash reserve of at least $2.5 billion at any time), they will consider the use of other cash management techniques, including seeking additional legislation.

Other Cash Management Tools

The State has employed additional cash management measures during some fiscal years; all of the following techniques were used at one time or another during the last several fiscal years, but none of them is planned in 2014-15.

•	The State Controller has delayed certain types of disbursements from the General Fund.

•	Legislation was enacted increasing the State’s internal borrowing capability, and the State has increased the General Fund’s internal borrowings.

•	Legislation has been enacted deferring some of the State’s disbursements until later in the then-current fiscal year, when more cash receipts are expected.

•	The issuance of registered warrants (commonly referred to as “IOUs”) because of insufficient cash resources (last occurred in 2009).

•

Legislation was enacted in fiscal year 2011-12 to increase borrowable resources through creation of the State Agency Investment Fund (“SAIF”) to allow state entities whose monies are not required by law to be deposited in the Pooled Money Investment Account (“PMIA”), to make deposits of at least $500 million into this new borrowable fund within the PMIA. The California State University and University of California systems deposited a total of $1.7 billion into the SAIF on September 26, 2011, which remained on deposit until April 2013.

From time to time, the Legislature changes by statute the due date for various payments, including those owed to public schools, universities and local governments, until a later date in the fiscal year in order to more closely align the State’s revenues with its expenditures. This technique has been used several times in the last few fiscal years. Some of these statutory deferrals were made permanent, and others were implemented only for one fiscal year.

In addition, state law gives the State Controller some flexibility as to how quickly the State must pay its bills. For instance, income tax refunds for personal income taxes are not legally due until 45 days after the return filing deadline, which is normally April 15. Accordingly, while the State has typically paid tax refunds as returns are filed, it can conserve cash by withholding refund payments until after the April 15 due date. Payments to vendors generally must be made within 45 days of receipt of an invoice. The State may delay payment until the end of this period, or it may even choose to make these payments later and pay interest. These delays are only used if the State Controller foresees a relatively short-term cash flow shortage.

LITIGATION

The State is a party to numerous legal proceedings. The following describes litigation matters that are pending with service of process on the State accomplished and have been identified by the State as having a potentially significant fiscal impact upon the State’s revenues or expenditures. The State makes no representation regarding the likely outcome of these litigation matters.

The following description was developed by the State with the participation of the Office of the Attorney General and other state entities. The Office of the Attorney General does not represent the State, its subdivisions, departments, agencies and other units in all litigation matters, and accordingly there may be litigation matters of which the Office of the Attorney General is not aware. The State does not conduct a docket search of federal or state court litigation filings to identify pending litigation and no inquiry has been made into pending administrative proceedings. There may be litigation and administrative proceedings with potentially significant fiscal impacts that have not been described below.

Budget-Related Litigation

Actions Challenging Cap and Trade Program Auctions

In California Chamber of Commerce, et al. v. California Air Resources Board, (Sacramento County Superior Court, Case No. 34-2012-80001313), business interests and a taxpayer challenge the authority of the California Air Resources Board to conduct auctions under the State’s cap and trade program and allege that the auction revenues are an unconstitutional tax under the California Constitution. A second lawsuit raising substantially similar claims, Morning Star Packing Co., et al. v. California Air Resources Board (Sacramento County Superior Court, Case No. 34-2013-80001464), was consolidated with the Chamber of Commerce matter. The trial court ruled for the Board, finding that it had authority to conduct the auctions, and that the auction does not constitute an unconstitutional tax. As of November 13, 2014, petitioners had appealed (Court of Appeal, Third Appellate District, Case Nos. C075930, C075954).

Actions Challenging School Financing

In Robles-Wong, et al. v. State of California (Alameda County Superior Court, Case No. RG-10-515768) and California Teachers Association (“CTA”) Complaint in Intervention, plaintiffs challenge the State’s “education finance system” as unconstitutional. Plaintiffs, consisting of 62 minor school children, various school districts, the California Association of School Administrators, the California School Boards Association and CTA, allege the State has not adequately fulfilled its constitutional obligation to support its public schools, and seek an order enjoining the State from continuing to operate and rely on the current financing system and to develop a new education system that meets constitutional standards as declared by the court. As of November 13, 2014, it was unknown what the fiscal impact of this matter might be upon the General Fund. In a related matter, Campaign for Quality Education, et al. v. State of California (Alameda County Superior Court, Case No. RG-10-524770), plaintiffs also challenge the constitutionality of the State’s education finance system. The court issued a ruling that there was no constitutional right to a particular level of school funding. The court allowed plaintiffs to amend their complaint with respect to alleged violation of plaintiffs’ right to equal protection. Plaintiffs in each of these matters elected not to amend, and both matters were dismissed by the trial court. Plaintiffs in each matter appealed (Court of Appeal, First Appellate District, Case Nos. A1 34423, A1 34424).

Plaintiff in California School Boards Association v. State of California (Alameda County Superior Court, Case No. RG-11-554698), challenges the use of block grant funding to pay for education mandates in the 2012 Budget Act and associated trailer bills. The amended complaint also contends that recent changes to the statutes that control how education mandates are directed and funded violate the requirements of the California Constitution that the State pay local school districts for the costs of state mandated programs. If the court declares that the State has failed to properly pay for mandated educational programs, the State will be limited in the manner in which it funds education going forward.

Actions Challenging Statutes Which Reformed California Redevelopment Law

In California Redevelopment Association, et al. v. Matosantos, et al. (California Supreme Court, Case No. S194861), the California Supreme Court upheld the validity of legislation (“ABx1 26”) dissolving all local Redevelopment Agencies (“RDAs”) and invalidated a second law (“ABx1 27”) that would have permitted existing RDAs to convert themselves into a new form of RDA and continue to exist, although they would have to pay higher fees to school, fire and transit districts to do so.

A second case challenging the constitutionality of these statutes, City of Cerritos, et al. v. State of California (Sacramento County Superior Court, Case No. 34-2011-80000952) raises the same theories advanced in Matosantos, and also contains challenges based on claimed violations of the single subject rule and the contracts clause, the statutes being outside scope of the proclamation calling the Legislature into special session, and the failure to obtain a 2/3 vote to pass the statutes. The trial court denied the petitioners’ motion for a preliminary injunction seeking to block implementation of ABx1 26. Plaintiffs appealed (Court of Appeal, Third Appellate District, Case No. C070484). Plaintiffs’ request to stay portions of ABx1 26 was denied by the appellate court.

There are over 100 pending actions that challenge implementation of the statutory process for winding down the affairs of the RDAs, asserting a variety of claims including constitutional claims. Some of the pending cases challenge AB 1484, which requires successor agencies to the former RDAs to remit by July 2012 certain property tax revenues for fiscal year 2011-12 that the successor agency had received, or face a penalty. Some cases challenge other provisions in ABx1 26 or AB 1484 that require successor agencies to remit various funds of former RDAs. One such case, City of Brentwood, et al. v. California Department of Finance, et al. (Sacramento County Superior Court, Case No. 34-2013-80001568), challenges provisions that retroactively invalidate transfers of funds from a former RDA to the city or county that created the RDA, and require redistribution of those funds. As of November 13, 2014, the trial court had denied the petition in this matter, and petitioners had appealed (Court of Appeal, Third Appellate District, Case No. C076343). Another case, League of California Cities, et al. v. Matosantos, et al. (Sacramento County Superior Court, Case No. 34-2012-80001275), challenges the statutory mechanisms for the Department of Finance or the county auditor-controller to recover these disputed amounts. The trial court denied the petition for a writ in this matter but on reconsideration, granted the writ in part, striking down provisions that allowed the State to withhold a city’s sales and use tax. The State appealed (Court of Appeal, Third Appellate District, Case No. C076075). Another matter asserting similar arguments was heard by the trial court on September 20, 2013, and the court issued a ruling in favor of the State, finding all of the challenged statutes facially constitutional. City of Bellflower, et al. v. Matosantos, et al. (Sacramento County Superior Court, Case No. 34- 2012-80001269). Petitioners appealed (Court of Appeal, Third Appellate District, Case No. C075832). Other cases challenge the implementation of ABx1 26, contending that various obligations incurred by the RDAs are enforceable obligations entitled to payment from tax revenues under ABx 1 26. In Affordable Housing Coalition v. Sandoval (Sacramento County Superior Court, Case No. 34 2012-80001158), plaintiffs argue that all former RDAs had obligations to pay for affordable housing that should be funded going forward on an implied contracts theory. The court denied a motion for class action status in this matter.

Actions Regarding Furlough of State Employees

In several cases, petitioners challenged Governor Schwarzenegger’s executive orders directing the furlough without pay of state employees. The first order, issued on December 19, 2008, directed furloughs for two days per month, effective February 1, 2009 through June 30, 2010. The second, issued on July 1, 2009, required a third furlough day per month, effective through June 30, 2010. On July 28, 2010, Governor Schwarzenegger issued a new executive order requiring furloughs for three days per month beginning August 1, 2010, until a new 2010 Budget Act was adopted and the Director of the Department of Finance determined that the State had sufficient cash flow to pay for essential services.

On October 4, 2010, the California Supreme Court, ruling in three consolidated cases, upheld the validity of the two day per month furloughs implemented by the Governor’s December 2008 order on the ground that the Legislature had ratified these furloughs in enacting the 2008 budget revision. Professional Engineers in California Government (“PECG”), et al. v. Schwarzenegger, et al. (California Supreme Court, Case No. S183411).

Most of the remaining cases that challenge the two furlough orders issued in July 2009 and/or July 2010 have been dismissed or settled. As of November 13, 2014, the pending cases included the following:

Two cases challenge the furloughs of certain categories of employees, such as those paid from funds other than the General Fund or who otherwise claim they should not be furloughed on a basis outside of the rationale of the California Supreme Court decision. These two cases are PECG v. Schwarzenegger, et al. (Alameda County Superior Court, Case No. RG 10 494800) and California Association of Professional Scientists v. Schwarzenegger, et al. (Alameda County Superior Court, Case No. RG-10-530845). The trial court granted the petition in part, finding that two furlough days in March 2011, were unlawful for specified employees. On appeal, the trial court ruling was affirmed (Court of Appeal, First Appellate District, Case No. A136338). The State elected not to request review by the California Supreme Court.

In Horton v. Brown, et al. (Sacramento County Superior Court, Case No. 34-2012- 00125438), plaintiff asserts a class action on behalf of all gubernatorial and certain other appointees. The complaint alleges that such appointees were exempt from civil service rules, and therefore should not have been furloughed. The trial court granted the State’s motion to strike certain claims and the appellate court rejected the plaintiff’s appeal (Court of Appeal, Third District, Case No. C073117). The trial court denied plaintiff’s motion for class certification. Because the class certification was denied, any fiscal impact on the State’s General Fund is expected to be modest.

In PECG, et al. v. Brown et al. (Alameda County Superior Court, Case No. RG-13- 673444) PECG challenges the implementation of the 2012 furlough program, for the period of July 1, 2012 through June 2013, alleging an unlawful impairment of contractual rights in the bargaining agreement. The trial court ruled for the State and petitioners appealed (Court of Appeal, First Appellate District, Case No. A141028).

In Vent v. Brown, et al. (Sacramento County Superior Court, Case No. 34-2013- 80001576), an individual state employee challenges both Governor Schwarzenegger’s furlough order and the 2012 furlough program and seeks back pay for herself and other attorneys employed by the State.

Action Challenging Use of Mortgage Settlement Proceeds

In National Asian American Coalition, et al. v. Brown, et al. (Sacramento County Superior Court, Case No. 34-2014-80001784), three non-profit organizations allege that approximately $369 million received by the State in 2012 in connection with the nationwide settlement between states and certain mortgage servicers was deposited in a special fund intended to provide assistance to California homeowners, but that such settlement monies were instead used for other purposes in the fiscal year 2012-13 budget. The plaintiffs allege the use of the settlement monies was inconsistent with the terms of the settlement agreement and California law, and seek to compel state officials to return the monies to the special fund.

Action Challenging Fire Prevention Fee

In Howard Jarvis Taxpayers Association, et al. v. California Department of Forestry and Fire Protection, et al. (Sacramento County Superior Court, Case No. 34-2012-00133197), plaintiffs challenge a fire prevention fee imposed on owners of structures situated on property for which the State is primarily responsible for fire prevention. The plaintiffs assert that the fee is a “tax” that was invalidly enacted without the required 2/3 vote of the Legislature. The complaint is styled as a class action on behalf of property owners who are subject to and have paid the fee, and seeks a declaration that the fee is invalid and a refund of fees paid.

Tax Cases

Six actions have been filed contending that the Legislature’s modification of Revenue and Taxation Code Section 25128, which implemented the double-weighting of the sales factor in California’s apportionment of income formula for the taxation of multistate business entities, is invalid and/or unconstitutional. Kimberly-Clark Worldwide, Inc., et al. v. Franchise Tax Board (San Francisco County Superior Court, Case No. CGC-10-495916); Gillette Company and Subsidiaries v. Franchise Tax Board (San Francisco County Superior Court, Case No. CGC-10-495911); Procter & Gamble Manufacturing Company & Affiliates v. Franchise Tax Board (San Francisco County Superior Court, Case No. CGC 10 495912); Sigma -Aldrich, Inc. and Affiliates v. Franchise Tax Board (San Francisco County Superior Court, Case No. CGC-10-496437); RB Holdings (USA), Inc. v. Franchise Tax Board (San Francisco County Superior Court, Case No. CGC-10-496438); and Jones Apparel Group v. Franchise Tax Board (San Francisco County Superior Court, Case No. CGC-10-499083), now consolidated in one matter, collectively referred to as Gillette Company v. Franchise Tax Board. Plaintiffs contend that the single-weighted sales factor specified in Section 25128 prior to amendment was contained within the Multistate Tax Compact (“Compact”) and therefore cannot be modified without repealing the legislation that enacted the Compact. An adverse ruling in these cases would affect multiple taxpayers and create potential exposure to refund claims in excess of $750 million. The trial court ruled for the State in each of these matters, but, on appeal, the trial court judgment was reversed (Court of Appeal, First Appellate District, Case No. A130803). The appellate court held that the Compact was valid and the State was bound by its provisions for the tax years at issue because the State had not withdrawn from the Compact. The court also held that in attempting to override the contractual terms of the Compact, section 25128 violated the constitutional protections against impairment of contract. The California Supreme Court granted the State’s petition for review (California Supreme Court Case No. S206587).

A pending case challenges the fee imposed by the State tax code upon limited liability companies (“LLCs”) registered in California, alleging that it discriminates against interstate commerce and violates the U.S. and the California Constitutions, is an improper exercise of the State’s police powers, and has been misapplied by the Franchise Tax Board. Bakersfield Mall LLC v. Franchise Tax Board (San Francisco County Superior Court, Case No. CGC-07-462728). Bakersfield Mall was filed as a purported class action on behalf of all LLCs operating solely in California. Plaintiff filed an amended complaint to allege that not all of its income is derived solely from sources in California, which would call into question the class plaintiff purports to represent. A second lawsuit that is virtually identical to Bakersfield Mall also seeks to proceed as a class action. CA-Centerside II, LLC v. Franchise Tax Board (Fresno County Superior Court, Case No. 10 CECG00434). The cases are coordinated for hearing in San Francisco as the Franchise Tax Board LLC Tax Refund Cases, Judicial Council Proceeding No. 4742. The coordination trial judge denied the plaintiffs’ joint motion for class certification and the plaintiffs appealed (Court of Appeal, First Appellate District, Case No. A140518). If this immediately appealable order is reversed and the cases proceed as class actions, the claimed refunds could be significant (in excess of $500 million).

Lucent Technologies, Inc. v. State Board of Equalization (“Lucent I”) (Los Angeles County Superior Court, Case No. BC 402036), a tax refund case, involves the interpretation of certain statutory sales and use tax-exemptions relating to computer software and licenses to use computer software that are transferred pursuant to technology transfer agreements. A second case, Lucent Technologies, Inc. v. State Board of Equalization (“Lucent II”) (Los Angeles County Superior Court, Case No. BC 448715), involving the same issue but for different tax years than in the Lucent I matter, was consolidated with the Lucent I case. In a similar case, Nortel Networks Inc. v. State Board of Equalization (Los Angeles County Superior Court, Case No. BC 341568), the trial court ruled in favor of plaintiff and the ruling was affirmed on appeal (Court of Appeal, Second Appellate District, Case No. B213415, California Supreme Court, Case No. S190946). The adverse ruling in the Nortel matter, unless limited in scope by a decision in the Lucent matters, if applied to other similarly situated taxpayers, could have a significant negative impact, in the range of approximately $300 million annually, on tax revenues. In the Lucent matters, the trial court granted plaintiffs’ motion for summary judgment and denied the Board of Equalization’s motion for summary judgment. Judgment was entered for plaintiffs and as of November 13, 2014, the Board of Equalization had appealed (Court of Appeal, Second Appellate District, Case No. B257808).

Two pending cases challenge the State’s right to require interstate unitary businesses to report their income on a combined basis while allowing intrastate unitary businesses to report the income of each business entity on a separate basis. Harley Davidson, Inc. and Subsidiaries v. California Franchise Tax Board (San Diego County Superior Court, Case No. 37-2001- 00100846-CU-MC-CTL and Court of Appeal, Fourth Appellate District, Case No. D064241) and Abercrombie & Fitch Co. & Subsidiaries v. California Franchise Tax Board (Fresno County Superior Court, Case No. 12 CE CG 03408) challenge the constitutionality of Revenue and Taxation Code Section 25101.15, allowing intrastate unitary businesses the option to report their income on a separate rather than combined basis. The trial court in Harley Davidson sustained a demurrer on this issue without leave to amend; the issue is now pending on appeal. Trial in Abercrombie is set for February 2015. Should Section 25101.15 be invalidated, a significant amount of otherwise apportionable income from multi-state unitary businesses would be removed from the State taxing power. At this time, it is unknown what future fiscal impact a potential adverse ruling would actually have on corporation taxes (including potentially rebates of previously collected taxes and reduced future tax revenue) because of the uncertainty regarding the number of businesses which currently pay the tax and how taxation on those companies would change as a result of an adverse ruling. However, the fiscal impact could be significant. The Harley Davidson case also raises the issue raised in the Gillette case regarding modification of the apportionment formula for multi-state businesses; resolution of this issue in Harley Davidson has been deferred to await the outcome of the issue in Gillette.

Environmental Matters

In a federal Environmental Protection Agency (“U.S. EPA”) administrative abatement action titled In the Matter of: Leviathan Mine, Alpine County, California, Regional Water Quality Control Board, Lahontan Region, State of California (U.S. EPA Region IX CERCLA Docket No. 00-16(a)), the State, as owner of the inactive Leviathan Mine, is a responsible party through the Lahontan Regional Water Quality Control Board (“Regional Board”). The Atlantic Richfield Company (“ARCO”) is also a responsible party as the successor in interest to the mining company that caused certain pollution of the mine site. The Leviathan Mine site (“Site”) is listed on the U.S. EPA “Superfund” List, and both remediation costs and costs for natural resources damages may be imposed on the State. The alleged bases for the State’s liability are the State’s ownership of the Site and the terms of a 1983 settlement agreement between the Regional Board and ARCO. The Regional Board purchased the Site to abate the pollution and has undertaken certain remedial actions (“Project”), but, as of November 13, 2014, the U.S. EPA’s decision on the interim and final remedies is pending. ARCO has sued the State, the State Water Resources Control Board, and the Regional Board, seeking to recover past and future clean-up costs, based on the settlement agreement, the State’s ownership of the property, and the Regional Board’s allegedly defective Project. The October 2012 trial date for this matter was postponed until November 2014, to permit the parties to continue settlement negotiations. Atlantic Richfield Co. v. State of California (Los Angeles County Superior Court, Case No. BC 380474). It is possible these matters if determined adversely to the State could result in potential liability in the hundreds of millions of dollars.

In Consolidated Suction Dredge Mining Cases (Karuk Tribe v. DFG) (Alameda, Siskiyou, and San Bernardino County Superior Courts), environmental and mining interests challenge the State’s regulation of suction dredge gold mining. After initially prohibiting such mining in the State except pursuant to a permit issued by the Department of Fish and Wildlife (formerly Fish and Game) under specified circumstances, the Legislature subsequently placed a moratorium on all suction dredging until certain conditions are met by the Department of Fish and Wildlife. The cases are coordinated for hearing in San Bernardino County Superior Court (Case No. JCPDS4720). One of these matters, The New 49’ERS, Inc. et al. v. California Department of Fish and Game, claims that federal law preempts and prohibits state regulation of suction dredge mining on federal land. Plaintiffs, who have pled a class action but have yet to seek certification, claim that as many as 11,000 claims, at a value of $500,000 per claim, have been taken. The parties are engaged in ongoing judicially supervised settlement negotiations.

In City of Colton v. American Promotional Events, Inc., et al. (Los Angeles County Superior Court, Case No. BC 376008), two defendants in an action involving liability for contaminated groundwater have filed cross complaints seeking indemnification from the State and the Regional Water Quality Control Board in an amount of up to $300 million. In a related action, Emhart Industries v. Regional Water Quality Control Board (Los Angeles County Superior Court, Case No. BC 472949), another defendant in an action involving liability for contaminated groundwater seeks indemnification from the State and the Regional Water Quality Control Board in an amount up to $300 million.

Escheated Property Claims

In Taylor v. Chiang (U.S. District Court, Eastern District, Case No. S-01-2407 WBS GGH), plaintiffs claim that the State’s unclaimed property program violates the United States Constitution and various federal and state laws. They assert that the State has an obligation to pay interest on private property that has escheated to the State, and that failure to do so constitutes an unconstitutional taking of private property. Although the case is styled as a class action, no class has been certified. Plaintiffs also assert that for the escheated property that has been disposed of by the State, plaintiffs are entitled to recover, in addition to the proceeds of such sale, any difference between the sale price and the property’s highest market value during the time the State held it; the State asserts that such claims for damages are barred by the Eleventh Amendment. The district court ruled against plaintiffs in a related action, Suever v. Connell (U.S. District Court, Northern District, Case No. C03-00156 RS). The Ninth Circuit affirmed and the United States Supreme Court denied review. Meanwhile, the Taylor plaintiffs amended their complaint to allege that the Controller applies the Unclaimed Property Law’s notice requirements in ways that violate state and federal law, and the district court granted the State’s motion to dismiss plaintiffs’ claims. Plaintiffs appealed this ruling to the Ninth Circuit.

Actions Seeking Damages for Alleged Violations of Privacy Rights

In Gail Marie Harrington-Wisely, et al. v. State of California, et al. (Los Angeles County Superior Court, Case No. BC 227373), plaintiffs seek damages, asserting that the use by the California Department of Corrections and Rehabilitation (“CDCR”) of a body-imaging machine to search visitors entering state prisons for contraband violated the rights of the visitors. This matter was certified as a class action. The trial court granted judgment in favor of the State. Plaintiffs’ appeal was dismissed (California Court of Appeal, Second Appellate District, Case No. B190431) and the trial court denied plaintiffs’ motion for attorneys’ fees. The parties agreed to a stipulated judgment and dismissed the case subject to further review if CDCR decides to use similar technology in the future. Plaintiffs filed another appeal (California Court of Appeal, Second Appellate District, Case No. B248565). If plaintiffs were successful in obtaining an award of damages for every use of the body-imaging machine, damages could be as high as $3 billion.

Plaintiff in Gilbert P. Hyatt v. Franchise Tax Board (State of Nevada, Clark County District Court, Case No. A382999) was subject to an audit by the Franchise Tax Board involving a claimed change of residence from California to Nevada. Plaintiff alleges a number of separate torts involving privacy rights and interference with his business relationships arising from the audit. The trial court ruled that plaintiff had not established a causal relation between the audit and the loss of his licensing business with Japanese companies; the Nevada Supreme Court denied review of this ruling. The economic damages claim exceeded $500 million. On the remaining claims, the jury awarded damages of approximately $387 million, including punitive damages, plus interest and attorneys’ fees, for a total of approximately $490 million. As of November 13, 2014, the total judgment with interest was approximately $600 million. On September 18, 2014, the Nevada Supreme Court reversed the judgment on most of the plaintiff’s claims and the award of punitive damages. The Court upheld the award of approximately $1.08 million in damages on the fraud claim, reversed the award of damages for the infliction of emotional distress claim, remanding that claim to the trial court for a new trial on the issue of damages, and reversed and remanded the award of prejudgment interest and costs. Each party filed a petition for rehearing in the Nevada Supreme Court, seeking rehearing of certain of the issues determined by the Nevada Supreme Court. Plaintiff’s petition relates to the invasion of privacy claims and the Franchise Tax Board’s petition relates to the intentional infliction of emotional distress and fraud claims.

Action Regarding Special Education

Plaintiffs in Morgan Hill Concerned Parents Assoc. v. California Department of Education (United States District Court, Eastern District of California, No. 2: 11 -cv-3471 -KJM), challenge the oversight and operation by the California Department of Education (“CDE”) of the federal Individuals with Disabilities Education Act (“IDEA”). The complaint alleges that CDE, as the designated State Education Agency, has failed to monitor, investigate, and enforce the IDEA statewide. Under the IDEA, local school districts are the Local Educational Agencies responsible for delivering special education directly to eligible students. The complaint seeks injunctive and declaratory relief, and asks the court to retain jurisdiction to monitor the operation of the IDEA by the State.

Actions Regarding Medi-Cal Reimbursements and Fees

In Orinda Convalescent Hospital Inc., et al. v. Department of Health Services, et al. (Sacramento County Superior Court, Case No. 06CS01592), plaintiffs challenge a quality assurance fee (“QAF”) charged to skilled nursing facilities that was enacted in 2004, alleging violations of the federal and state constitutions and state law. Funds assessed under the QAF are made available, in part, to enhance federal financial participation in the Medi-Cal program. Plaintiffs seek a refund of fees paid. The trial court ruled the QAF is properly characterized as a “tax” rather than a “fee.” Trial then proceeded on plaintiffs’ claims for refund of QAF amounts paid as an allegedly illegal and improperly collected tax. The QAF amounts collected from all providers, through November 13, 2014, total nearly $2 billion, and California has received additional federal financial participation based on its imposition and collection of the QAF. An adverse ruling could negatively affect the State’s receipt of federal funds. The trial court ruled for the State, finding that the QAF is constitutionally valid. Plaintiffs appealed (Court of Appeal, Third Appellate District, Case No. C070361).

In California Medical Association, et al. v. Shewry, et al. (Los Angeles County Superior Court, Case No. BC 390126), professional associations representing Medi-Cal providers seek to enjoin implementation of the 10 percent Medi-Cal rate reductions that were to go into effect on July 1, 2008, alleging that the legislation violates federal Medicaid requirements, state laws and regulations, and the California Constitution. The trial court denied plaintiffs’ motion for a preliminary injunction. Plaintiffs filed an appeal, which was dismissed at their request. (California Court of Appeal, Second Appellate District, Case No. B210440.) Plaintiffs have indicated that they will file an amended petition seeking the retrospective relief the Ninth Circuit awarded in the Independent Living Center case after final disposition of that case. The matter is stayed pending final resolution in the Independent Living Center matter. A final decision adverse to the State in this matter could result in costs to the General Fund of $508.2 million.

In California Pharmacists Association, et al. v. Maxwell-Jolly, et al. (U.S. District Court, Central District, Case No. CV09-08200), Medi-Cal pharmacy providers filed a suit challenging reimbursement rates, including the use by DHCS of reduced published average wholesale price data to establish reimbursement rates, and challenging the Legislature’s amendment of Welfare and Institutions Code section 14105.45 and enactment of Welfare and Institutions Code section 14105.455. Plaintiffs seek injunctive relief based on alleged violations of federal law. The district court granted a request for a preliminary injunction in part, with respect to sections 14104.45 and 14105.455, and denied it in part, with respect to the use of reduced published average wholesale price data to establish reimbursement rates. Plaintiffs filed a motion seeking to modify the district court ruling, and both parties filed notices of appeal to the Ninth Circuit Court of Appeals. The parties have requested mediation. As of November 13, 2014, it was unknown what fiscal impact this case would have on the State’s General Fund.

In Centinela Freeman Emergency Medical Associates, et al. v. Maxwell-Jolly, et al. (Los Angeles County Superior Court, Case No. BC 406372), filed as a class action on behalf of emergency room physicians and emergency department groups, plaintiffs claim that Medi-Cal rates for emergency room physicians are below the cost of providing care. The trial court granted the petition of the plaintiffs and ordered DHCS to conduct an annual review of reimbursement rates for physicians and dentists pursuant to Welfare and Institutions Code section 14079. On November 10, 2014, the trial court discharged the writ. A final decision in this matter adverse to the State could result in costs to the General Fund of $250 million.

In Sierra Medical Services Alliance, et al. v. Maxwell-Jolly, et al. (U.S. District Court, Central District, Case No. CV 10-04182), emergency medical transportation companies challenge California regulations that set Medi-Cal reimbursement rates paid for medical transportation services. Plaintiffs seek damages and injunctive relief, alleging constitutional violations. Judgment was entered for the State and plaintiffs have appealed.

In California Hospital Association v. Maxwell-Jolly, et al. (Sacramento County Superior Court, Case No. 34-2010-80000673), plaintiff challenges limits on Medi-Cal reimbursement rates for hospital services enacted in 2008, and which were to take effect October 1, 2008 or March 1, 2009, as allegedly violating federal law. Plaintiff seeks to enjoin the implementation of the limits. As of November 13, 2014, this matter was stayed and it was unknown what fiscal impact this matter may have on the State’s General Fund.

Medicaid providers and beneficiaries filed four law suits against both the State and the federal government, seeking to enjoin a set of rate reductions (the AB 97 reductions) that were approved by the federal government in October 2011 with an effective date of June 1, 2011. Managed Pharmacy Care, et al., v. Sebelius (U.S. District Court, Central District, Case No. 2:11-cv-09211-CAS(MANx)); California Medical Assoc., et al., v. Douglas (U.S. District Court, Central District, Case, No. 2:11-cv-09688-CAS (MANx)); California Medical Transportation Assoc. Inc., v. Douglas (U.S. District Court, Central District, Case No. 2: 11 -cv¬09830-CAS (MANx)); California Hospital Association, et al., v. Douglas (U.S. District Court, Central District, Case No. CV-11-09078 CAS (MRWx)). The Medicaid rates at issue in the four cases include pharmacy service and prescription drugs; services provided by skilled nursing facilities that are distinct part units within a hospital; non-emergency medical transportation services; physician services; dental services; durable medical equipment; and emergency ambulance services. The district court entered a series of preliminary injunctions to prevent the rate reductions from taking effect. Both the federal and state government (DHCS) appealed to the Ninth Circuit Court of Appeals. The Ninth Circuit reversed the district court, vacated the preliminary injunctions, and remanded the case. The Ninth Circuit denied plaintiffs’ petitions for rehearing and request for a stay. The United States Supreme Court denied plaintiffs’ petitions for certiorari.

Prison Healthcare Reform and Reduction of Prison Population

The adult prison health care delivery system includes medical health care, mental health care and dental health care. There are two significant cases pending in federal district courts challenging the constitutionality of prison health care. Plata v. Brown (U.S. District Court, Northern District, Case No. C 01-1351 TEH) is a class action regarding the adequacy of medical health care; and Coleman v. Brown (U.S. District Court, Eastern District, Case No. CIV S-90-0520 KJM JFM P) is a class action regarding mental health care. A third case, Armstrong v. Brown (U.S. District Court, Northern District, Case No. C 94-02307 CW) is a class action on behalf of inmates with disabilities alleging violations of the Americans with Disabilities Act and Section 504 of the Rehabilitation Act. In Plata the district court appointed a Receiver, who took office in April 2006, to run and operate the medical health care portion of the health care delivery system. The Plata Receiver and the Special Master appointed by the Coleman court, joined by the court representative appointed by the Armstrong court, meet routinely to coordinate efforts in these cases. As of November 13, 2014, ongoing costs of remedial activities have been incorporated into the State’s budget process, however, it was unknown what future financial impact this litigation may have on the State’s General Fund.

In Plata and Coleman, a three -judge panel was convened to consider plaintiffs’ motion for a prisoner-release order. The motions alleged that prison overcrowding was the primary cause of unconstitutional medical and mental health care. After a trial, the panel issued a prisoner release order and ordered the State to prepare a plan for the reduction of approximately 40,000 prisoners over two years.

On January 7, 2013, the State moved to terminate the Coleman matter arguing that the prison mental health-care system is constitutional. The district court denied the State’s motion and the State appealed to the Ninth Circuit. In January 2013, the State also moved to vacate the three-judge panel’s prisoner-release order arguing that further population reductions are unnecessary in order for the State to provide appropriate health care to the prison population. The three-judge panel denied the State’s motion and ordered the State to meet the court-ordered reduction by December 31, 2013. The State’s request for review of the court-ordered reduction was denied by the United States Supreme Court. Based on enactment of SB 105, which appropriated $315 million for a mix of increased prison capacity and long-term reforms to control prison crowding, the State asked the three-judge panel for a three-year extension of the deadline for compliance with the population cap. On February 10, 2014, the three -judge panel issued its order granting the State a two-year extension to meet the final population-reduction benchmark. The order requires the State to comply in part through a combination of additional in-state capacity in county jails, community correctional facilities, and a private prison, and through newly enacted programs, including the development of additional measures regarding reforms to state penal and sentencing laws designed to reduce the prison population. The three-judge panel also appointed a “compliance officer” to bring the State into compliance if any benchmark is missed by ordering the release of inmates. On August 31, 2014, the State’s prison population met the first of the interim benchmarks set by the court. On September 30, 2014, the State filed its opposition to plaintiffs’ motion that seeks to require the State to immediately implement parole processes for elderly inmates and non-violent second strikers who have served 50% of their sentence; provide two-for-one credits to minimum-custody inmates; and increase good-time credit earnings for non-violent, second-strike sex offenders. As of November 13, 2014, the court had ordered the State to commence operation, by January 1, 2015, of a new parole determination process through which non-violent second-strikers would be eligible for parole consideration once they have served 50% of their sentence, and to report on the new process, including an estimate of the number of inmates affected, by December 1, 2014.

Actions Regarding Proposed Sale of State-Owned Properties

Two taxpayers filed a lawsuit seeking to enjoin the sale of state-owned office properties, which was originally scheduled to close in December 2010, on the grounds that the sale of certain of the buildings that house appellate court facilities required the approval of the Judicial Council, which had not been obtained, and that the entire sale constituted a gift of public funds in violation of the California Constitution and a waste of public funds in violation of state law. Epstein, et al. v. Schwarzenegger, et al. (San Francisco County Superior Court, Case. No. CGC-10- 505436). Plaintiffs’ request for a preliminary injunction was denied. In a second action filed after the State decided not to proceed with the sale, and now coordinated with the Epstein matter, the prospective purchaser seeks to compel the State to proceed with the sale of the State-owned properties, or alternatively, for damages for breach of contract. California First, LP v. California Department of General Services, et al. (Los Angeles County Superior Court, Case No. BC457070). The trial court denied the State’s motion for judgment on the pleadings, in which the State asserted that the plaintiff should not be permitted to pursue claims for damages. The parties have stipulated to bifurcate the matters for trial and to stay the Epstein matter pending trial of the California First matter.

High-Speed Rail Litigation

In Tos, et al. v. California High-Speed Rail Authority, et al. (Sacramento County Superior Court, Case No. 34-2011-00113919), petitioners claim that the Authority has not complied with the State high-speed rail bond act in approving plans for the high-speed rail system. The trial court ruled that the Authority’s plan for funding the high-speed rail project did not comply with certain requirements in the bond act, and ordered the Authority to rescind the plan. Respondents’ motion for judgment on the pleadings on petitioners’ remaining claims was denied by the trial court on March 4, 2014, and respondents’ subsequent petition for writ of mandate from that ruling was denied. In High-Speed Rail Authority, et al. v. All Persons Interested, etc. (Sacramento County Superior Court, Case No. 34-2013-00140689), the Authority is seeking to validate issuance of the bonds authorized under the bond act for the high-speed rail system. The trial court denied validation of the bonds. Respondents in Tos and plaintiffs in the validation action filed a writ petition in the California Supreme Court from the judgment in the validation action and the order in Tos requiring the Authority to rescind the funding plan, and the Supreme Court transferred the proceeding to the court of appeal (California Court of Appeal, Third Appellate District, Case No. C075668). On February 14, 2014, the court of appeal granted an alternative writ and stayed the trial court’s order in Tos directing the Authority to rescind the funding plan. On July 31, 2014, the

Court of Appeal reversed both trial court rulings and ordered the trial court to enter a judgment validating the bonds. On October 15, 2014, the California Supreme Court (California Supreme Court Case No. S220926) denied petitions for review, clearing the way for issuance and sale of the bonds. Except for the trial court’s entry of the judgment in the validation action as ordered by the Court of Appeal, as of November 13, 2014, the validation action was concluded. A hearing on petitioners’ remaining claims in Tos is expected in 2015.

In Transportation Solutions Defense and Education Fund v. California Air Resources Board (Sacramento County Superior Court, Case No. 34-2014-80001974), a transit-advocacy group seeks to reverse a decision of the California Air Resources Board (“ARB”) to include the California high-speed rail project as a greenhouse gas reduction measure in the State’s AB 32 Scoping Plan Update. The petitioner seeks a declaration that appropriations by the Legislature to fund the high-speed rail project from the Greenhouse Gas Reduction Fund (“GGRF”) are invalid and an injunction or writ restraining ARB and the real parties (High Speed Rail Authority and State Controller) from expending funds from the GGRF for the construction of the high-speed rail project.

In the event of a final decision adverse to the state in Tos or Transportation Solutions that prevents use of bond proceeds or cap and trade funds, it is possible that the federal government may require the State to reimburse federal funds provided for the high-speed rail project. The potential amount of any such reimbursement cannot be determined at this time.

Actions Regarding State Mandates

Plaintiff in Santa Clarita Valley Sanitation District of Los Angeles County v. California Commission on State Mandates, et al. (Los Angeles County Superior Court, Case No. BS 148024) asserts that the certain orders issued by the regional water quality control board regarding treatment of wastewater impose additional state-mandated costs that must be reimbursed by the State. Plaintiff alleges the cost of compliance with the orders would be over $250 million.

Petitioners in Coast Community College District, et al. v. Commission on State Mandates (Sacramento County Superior Court, Case No. 34-2014-80001842) challenge a determination that costs for complying with certain laws and regulations prescribing standards for the formation and basic operation of California community colleges are not state-mandated costs that must be reimbursed by the State. As of November 13, 2014, the potential amount of reimbursement for such costs could not be determined.

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ADDITIONAL CONSIDERATIONS

California municipal obligations may also include obligations of the governments of Puerto Rico and other U.S. territories and their political subdivisions to the extent that these obligations are exempt from California State personal income taxes. Accordingly, investments in such securities may be adversely affected by local political and economic conditions and developments within Puerto Rico and certain other U.S. territories affecting the issuers of such obligations.

APPENDIX D

ADDITIONAL INFORMATION CONCERNING

NEW YORK MUNICIPAL OBLIGATIONS

The following information is a summary of certain factors affecting the credit and financial condition of the State of New York (“New York” or the “State”). The sources of payment for New York municipal obligations and the marketability thereof may be affected by financial or other difficulties experienced by the State and certain of its municipalities and public authorities. This summary does not purport to be a complete description and, with the exception of the last paragraph hereof, is derived solely from information provided by the State in its Annual Information Statement, dated June 11, 2014 and as supplemented on September 4, 2014 and November 24, 2014. Any estimates of future results and other projections are statements of opinion made by the State in, and as of the date of, such Annual Information Statement and are subject to risks and uncertainties that may cause actual results to differ materially. None of the funds has independently verified, and the funds are not responsible for, the accuracy, completeness or timeliness of this information, and the funds do not undertake any obligation to update such information. Such information is included herein without the express authority of any New York issuer and is provided without regard to any events that have occurred since the date of the most recent statement.

ECONOMY

New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State’s economy is diverse, with a comparatively large share of the nation’s financial activities, information, education, and health services employment, and a very small share of the nation’s farming and mining activity. The State’s location and its air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.

The National Economy

Unusually harsh winter weather had a substantial negative impact on the national economy through the beginning of 2014, depressing household spending and leaving retailers and producers with excess inventory. The U.S. Bureau of Economic Analysis (“BEA”) estimated that real U.S. gross domestic product (“GDP”) contracted 1.0 percent in the first quarter of calendar year 2014, following prior quarter growth of 2.6 percent. The BEA published its annual revision to real U.S. GDP and its components at the end of July. As of November 24, 2014, the State indicated that the national economy experienced slower growth in calendar years 2011 and 2012, but stronger growth in calendar year 2013. However, the harsh winter weather combined with the inventory overhang from the second half of 2013 resulted in a 2.1 percent contraction in the first quarter of calendar year 2014. The weak start to the year implied significantly weaker growth for 2014 than was reflected in the Fiscal Year 2015 Enacted Budget (“Enacted Budget”) forecast, despite a strong 4.6 percent rebound in the second quarter. As a result, as of November 24, 2014, the State Division of Budget (“the DOB”) had revised its estimate of real U.S. GDP growth for 2014 from 2.5 percent to 2.2 percent.

The components that experienced the strongest growth in the second quarter also exhibited the largest declines during the first quarter, highlighting the depressing impact of the winter weather on growth. Real growth in residential investment swung from a decline of 5.3 percent in the first quarter to growth of 8.8 percent in the second quarter, while real export growth moved from a decline of 9.2 percent to a growth of 11.0 percent. Non-residential investment went from weak growth of 1.6 percent in the first quarter to much stronger growth of 9.7 percent in the second, while real growth in imports grew from 2.2 percent in the first quarter to 11.3 percent in the second quarter. Finally, household spending growth more than doubled from 1.2 percent in the first quarter to 2.5 percent in the second quarter. But even with real GDP growth well above 4 percent in the second quarter, average growth for the first half was only 1.2 percent, implying very little additional momentum heading into the second half of 2014. As of November 24, 2014, the DOB projected average growth of 3.0 percent for the second half of 2014.

As of November 24, 2014, although the outlook for the second half of the year implied solid domestic growth, the global outlook had deteriorated due to renewed weakness in Europe and Asia, augmented by geopolitical conflict. The State believed those risks, together with the recent sharp real appreciation of the dollar, were likely to lead to weaker net exports and softer inflation over the near-term. The weaker global outlook and stronger dollar, combined with rising U.S. oil and gas production, had contributed to declines in oil and gasoline prices, which were thought to likely to reduce oil imports and support household spending. As a result, as of November 24, 2014, the DOB projected household spending to rise from an average growth of 2.4 percent for the second half of 2014 to about 3 percent for 2015. However, on balance, the overall outlook for 2015 and 2016 remained largely unchanged.

As of November 24, 2014, continued moderate labor market growth was also expected to support household spending going forward, but no significant acceleration in job gains was yet visible on the horizon. Indeed, private sector hiring stepped back from average monthly gains of 255,000 over the second quarter of 2014, to 217,000 over the third quarter. As of November 24, 2014, the DOB’s outlook for average monthly private job gains of approximately 220,000 for the rest of 2014 remained virtually unchanged from the Enacted Budget forecast. As of November 24, 2014, the data indicated that near-term job gains would be supported by improved growth in real private non-residential investment. Average quarterly growth for the second half of 2014 had been revised up to 7.0 percent, with annual growth revised up to 6.2 percent for all of 2014. However, ongoing weakness and uncertainty in the global economy was thought likely to constrain investment growth going forward. As of November 24, 2014, the outlook for 2015 was only marginally improved.

As of November 24, 2014, the housing market had rebounded after being hard hit by the extreme winter weather in 2013-2014. Housing starts exhibited a monthly average growth of 4.7 percent over the three months ending in September 2014, improving from a 2.5 percent decline over the three months ending in March 2014 and another 1.1 percent decline over the three months ending in June 2014. However, the housing data continued to reflect the shift away from homeownership toward renting. Based on the first nine months of data, multi-family housing starts grew 21.7 percent, compared with only 2.8 percent growth in single-family starts. This shift appeared to have affected the demand for home furnishings, which had lagged behind other categories of real durable goods and suggested that the housing market would provide less of a contribution to overall economic growth than it had in the past. Over the very near term, as of November 24, 2014, the decline in long-term Treasury rates could provide a temporary boost to the housing market. As of November 24, 2014, real residential investment was projected to grow by a downwardly revised 2.8 percent for 2014, although average quarterly growth of about 10 percent was expected for the second half of 2014, aided by improving credit conditions and rising employment and incomes.

As expected, the Federal Reserve ended its quantitative easing program at the end of October 2014. Year-ago growth in both the headline and core Consumer Price Index (“CPI”) fell to 1.8 percent in the third quarter of 2014. Domestic oil prices had fallen to about $80 per barrel and were expected to remain soft for the foreseeable future. Therefore, as of November 24, 2014, the DOB estimated consumer price inflation of 1.8 percent for 2014 and 2.0 percent for 2015. But given solid improvement in the labor market and the expected boost to growth from lower energy prices, the DOB still expected the Federal Reserve to begin raising its short-term interest rate target during the second quarter of 2015, with the caveat that rising concern over disinflation in the U.S. and abroad represented a risk that could affect the central bank’s decision.

Despite an extremely weak start to the year, as of November 24, 2014, the DOB’s outlook continued to call for a strengthening labor market and quarterly economic growth not far below 3 percent for 2015. This outlook was virtually unchanged from the Enacted Budget forecast, but significant risks remained. The DOB indicated

that in the current highly interdependent global economy, it was difficult to foresee domestic growth substantially accelerating without vigorous stimulus from both export and single-family home demand; yet neither was anticipated over the near-term. Global economic growth continued to stall as regional conflicts flared, while U.S. households continued to favor apartment rentals over homeownership. Slower than anticipated global growth could result in slower export growth, which could in turn result in weaker corporate profits and investment, and thus fewer jobs. Although energy prices were expected to remain low, a complex geopolitical situation could ignite renewed volatility, which, along with equity price volatility, represented a risk to household spending. In contrast, stronger global growth or lower than expected gasoline prices could result in stronger outcomes than projected. Finally, the response of global financial markets to the unwinding of central bank accommodation in the U.S. remained a risk, particularly given the lack of experience upon which to draw.

The New York State Economy

As of November 24, 2014, preliminary data indicated that New York State employment for the first half of 2014 was stronger than previously thought. The State’s private sector labor market had continued to perform well, exhibiting robust growth in utility, transportation and warehousing, and tourism-related leisure and hospitality services. Real estate and construction activity also remained strong. After losing jobs for six consecutive quarters from the third quarter of 2012 to the end of 2013, the finance and insurance sector finally started to gain jobs at the beginning of this year. However, as of November 24, 2014, preliminary data suggested that government employment fell more than previously thought during the first half of this year, and was expected to continue to contract through the second half as well. Thus, the combined impacts of stronger private employment growth, weaker government employment growth, and financial market volatility left the outlook for State employment and wage growth virtually unchanged from the Enacted Budget forecast.

As of November 24, 2014, the BEA revised state personal income data going back to 2001, making the growth rates for recent years non-comparable to earlier forecasts. Growth for the 2013-14 State fiscal year was revised down significantly, while upward revisions to prior year data resulted in higher levels for both the 2013-14 actual and the 2014-15 estimate. With the taxpayer response to changes in 2013 Federal tax law still distorting wage growth on a calendar year basis, the State continued to report selected New York economic indicators on a State fiscal year basis.

As of November 24, 2014, the performance of the State’s private sector labor market continued to surprise on the upside, but there were significant risks to the forecast. All of the risks to the U.S. forecast applied to the State forecast as well, although as the nation’s financial capital, both the volume of financial market activity and the volatility in equity markets posed a particularly large degree of uncertainty for New York. As of November 24, 2014, the DOB continued to forecast single-digit growth in finance and insurance sector bonuses for the upcoming bonus season, but there were considerable upside and downside risks to that forecast. State labor market growth had held up well, but a weaker than projected labor market could result in lower wages, as well as lower household spending. Events over the past year have demonstrated how sensitive markets can be to shifting expectations surrounding Federal Reserve policy. As the central bank moves closer to its first rate hike, the resulting financial market gyrations were likely to have a larger impact on the State economy than on the nation as a whole. Should financial and real estate markets be weaker than expected, both bonuses and taxable capital gains realizations could be negatively affected.

Economic and Demographic Trends

In calendar years 1990 through 1998, the State’s rate of economic growth was somewhat slower than that of the nation. In particular, during the 1990-1991 recession and post-recession period, the economies of the State and much of the rest of the Northeast were more heavily damaged than the nation as a whole and were slower to recover. However, the situation subsequently improved. In 1999, for the first time in 13 years, State employment growth surpassed that of the nation, and in 2000 the rates were essentially the same. In 2001, the September 11th attack resulted in a downturn in New York that was more severe than for the nation as a whole. In contrast, the

State labor market fared better than that of the nation as a whole during the most recent downturn that began in 2008, though New York experienced a historically large wage decline in 2009. The State unemployment rate was higher than the national rate from 1991 to 2004, but, as of June 11, 2014, the gap between them had closed by the middle of 2006, with the State rate falling below that of the nation for much of the 2009-2011 recession, and remaining below that of the nation through the end of 2011. The State unemployment rate rose above the national rate again in early 2012, where it remains.

State per capita personal income has historically been significantly higher than the national average, although the ratio has varied substantially over time. Because New York City is an employment center for a multi-state region, State personal income measured on a residence basis understates the relative importance of the State to the national economy and the size of the base to which State taxation applies.

MID-TERM OPERATING RESULTS

April—September 2014

General Fund Results

The State ended the month of September 2014 with a General Fund closing balance of $8.1 billion, $4.0 billion higher than projected in the Fiscal Year 2015 Enacted Budget Financial Plan. The larger than expected balance was mainly due to higher receipts.

Through September 2014, General Fund receipts, including transfers from other funds, totaled $35.4 billion, $4.4 billion higher than the Fiscal Year 2015 Enacted Budget Financial Plan projection, reflecting higher tax collections ($1.1 billion) and higher non-tax receipts ($3.3 billion).

The $1.1 billion in higher General Fund tax collections included higher personal income tax receipts ($337 million) due to stronger than anticipated estimated payments and the timing of the 2014 refund payments; consumption/use taxes ($185 million) due to cigar tax refund timing and stronger than expected taxable purchases; and business tax collections ($589 million) related to bank tax audits and lower corporate franchise tax refunds. The higher-than-expected tax collections through September 2014 were timing-related, and not expected to change total annual tax collections in fiscal year 2015.

As of November 24, 2014, the increase in non-tax receipts received was primarily attributable to unanticipated settlement payments from financial institutions for the violation of banking laws, including: BNP Paribas, S.A. New York Branch (“BNPP” or “BNP Paribas”) for its interaction with countries and entities subject to international sanctions; Credit Suisse AG for allowing U.S. clients to conceal their offshore assets from the IRS and New York authorities; Standard Chartered Bank for operating with certain ineffective compliance risk management systems in violation of a 2012 consent order with DFS; Citigroup as part of a Federal settlement resulting from an investigation into the bank’s mortgage securities practice preceding the 2008 financial crisis; and PricewaterhouseCoopers pursuant to a 2014 settlement agreement to resolve a DFS investigation into certain consulting services performed by PwC in 2007 and 2008.

Through September 2014, General Fund disbursements, including transfers to other funds, totaled $29.6 billion, $415 million higher than the Fiscal Year 2015 Enacted Budget Financial Plan projection, due mainly to higher General State Charges (“GSC”) spending due to the payment of the State’s fiscal year 2015 pension contribution sooner than expected.

Total local assistance spending varied slightly from initial projections. Education spending significantly exceeded planned levels through September 2014 ($502 million), but was almost entirely offset by lower than expected spending through September 2014 in nearly all other local functional areas. Increased education spending included payments for special education ($238 million) and prekindergarten ($171 million) programs that were made earlier in this fiscal year than planned and will not affect annual spending levels. The most significant causes of lower spending include the delayed Federal approval of the Medicaid Managed Care rate package previously scheduled for the second quarter of the fiscal year ($221 million); the timing of child welfare settlements payments; and lower disaster assistance spending due to claims processing delays.

As of November 24, 2014, State agency operations spending was generally consistent with planned estimates. Higher GSC spending reflected the DOB’s decision to avoid interest expense by paying the State’s entire fiscal year 2015 pension bill (net of amortization) in September 2014 ($615 million), rather than in regular installments through the year. This was partly offset by higher reimbursements from non-General Fund accounts, due to timing, for the payment of fringe benefit bills ($112 million).

As of November 24, 2014, General Fund transfers were lower than initial projections primarily due to lower State-share Medicaid transfers to mental hygiene facilities ($169 million) as a result of retroactive Federal rate adjustments, which reduced payments to these facilities. These Federal adjustments were assumed in the annual funding estimate, but were expected to occur later in the year.

General Fund Cash-Basis Financial Plan

Summary of Preliminary Unaudited Results for Fiscal Year 2014 (Ended March 31, 2014)

As of June 11, 2014, the State ended fiscal year 2014 with a General Fund balance of $2.24 billion, which was $432 million above the estimate in the February 2014 Annual Information Statement (“AIS”) Update. General Fund receipts were $215 million higher than planned, largely reflecting stronger than expected tax collections. General Fund disbursements were $217 million below planned levels, due mainly to lower spending in local assistance and agency operations. In addition, the DOB made certain payments at the end of fiscal year 2014, in addition to those planned in February 2014, including approximately $350 million in debt service and $150 million of social services payments. This had the effect of making additional resources available for fiscal year 2015 and thereafter.

The State used $312 million of the $432 million in excess resources to bolster reserves. At the close of fiscal year 2014, $175 million was deposited into the State’s rainy day reserves, bringing the balance to $1.5 billion, or 2.4 percent of General Fund spending for fiscal year 2014. Another $137 million was set aside for debt management purposes, bringing the amount designated for this purpose, and available in fiscal year 2015, to $500 million.

Of the remaining $120 million in excess resources, $62 million is expected to fund disbursements that were originally expected to occur in fiscal year 2014, but are now budgeted for fiscal year 2015, and $58 million has been transferred to a fiduciary fund established with the fiscal year 2015 budget to account for proceeds realized from a settlement between J.P. Morgan and the State.

On March 31, 2014, the Legislature completed final action on the State budget for fiscal year 2015. On April 11, 2014, the Governor completed his review of all budget bills, including the veto of certain line-item appropriations, none of which had a material impact on the State’s Enacted Budget Financial Plan (“Financial Plan”). Consistent with past practice, the Legislature enacted the annual debt service appropriations, without amendment, in advance of the other appropriations (the debt service appropriations were passed on March 19, 2014).

THE ENACTED BUDGET FINANCIAL PLAN FOR FISCAL YEAR 2015 PROVIDES FOR BALANCED OPERATIONS ON A CASH BASIS IN THE GENERAL FUND, AS REQUIRED BY LAW. THE ENACTED BUDGET REFLECTS SAVINGS FROM THE CONTINUATION OF SPENDING CONTROLS AND COST CONTAINMENT MEASURES PUT IN PLACE IN PRIOR YEARS. FUNDING FOR AGENCY OPERATIONS IS GENERALLY EXPECTED TO REMAIN LEVEL ACROSS THE

FINANCIAL PLAN PERIOD (EXCLUDING THE TIMING OF CASH DISBURSEMENTS IN FISCAL YEAR 2014). STATUTORY RESERVES ARE EXPECTED TO REMAIN AT THE SAME LEVEL AS FISCAL YEAR 2014.

DURING NEGOTIATIONS, THE EXECUTIVE AND LEGISLATURE AGREED TO $610 MILLION IN GROSS SPENDING RESTORATIONS AND ADDITIONS TO THE EXECUTIVE BUDGET PROPOSAL DESCRIBED IN THE FEBRUARY 2014 ANNUAL INFORMATION STATEMENT UPDATE. THEY ALSO AGREED TO CERTAIN TAX LAW CHANGES THAT DECREASE REVENUES BY $220 MILLION IN FISCAL YEAR 2015, AND BY LESSER AMOUNTS IN FUTURE YEARS, COMPARED TO THE EXECUTIVE PROPOSAL.

THE DOB EXPECTS RELATIVELY MODEST ECONOMIC GROWTH IN FISCAL YEAR 2015, CONSISTENT WITH OTHER ECONOMIC FORECASTERS. TOTAL TAX RECEIPTS IN FISCAL YEAR 2015, ADJUSTED FOR THE ACCELERATION OF CERTAIN INCOME TAX REFUNDS INTO FISCAL YEAR 2014, ARE EXPECTED TO DECLINE BY 0.2 PERCENT FROM FISCAL YEAR 2014.

PERSONAL INCOME TAX COLLECTIONS FOR FISCAL YEAR 2014 WERE INFLATED BY A ONE-TIME INCREASE IN RECEIPTS DUE TO AN INCREASE IN FEDERAL TAX RATES BEGINNING IN CALENDAR YEAR 2013. THIS CAUSED TAXPAYERS TO REALIZE INCOME IN CALENDAR YEAR 2012 TO AVOID THE HIGHER TAX RATES, WHICH IN TURN SUBSTANTIALLY INCREASED THE STATE’S TAX COLLECTIONS IN APRIL 2013. HOWEVER, IT ALSO LED TO LARGE REFUND PAYMENTS BY THE STATE THROUGHOUT THE REMAINDER OF 2013, AS SOME HIGH INCOME TAXPAYERS REALIZED THAT THEY HAD OVERPAID IN APRIL 2013. THE DOB ANTICIPATED THAT THIS SITUATION WOULD REVERSE ITSELF IN 2014. THIS HAS OCCURRED, BUT THE DECLINE IN ESTIMATED TAX PAYMENTS IN APRIL 2014 WAS GREATER THAN FORECAST IN THE FEBRUARY 2014 ANNUAL INFORMATION STATEMENT UPDATE. AT THE SAME TIME, REFUND PAYMENTS WERE LOWER THAN EXPECTED. THE DOB EXPECTS THAT THE UNANTICIPATED PORTION OF THE DECLINE IN COLLECTIONS OBSERVED IN APRIL 2014 WILL REVERSE ITSELF LATER IN FISCAL YEAR 2015. TO MANAGE RISKS AND MAINTAIN A CONSERVATIVE RECEIPTS FORECAST, HOWEVER, THE DOB EXPECTS TO MAKE A NET DOWNWARD REVISION OF $343 MILLION TO THE GENERAL FUND RECEIPTS ESTIMATE FOR FISCAL YEAR 2015. THIS REVISION IS ANTICIPATED TO BE FULLY OFFSET BY OTHER SAVINGS AND IS NOT EXPECTED TO IMPINGE ON THE STATE’S ABILITY TO FULLY MEET THE COMMITMENTS IN THE FISCAL YEAR 2015 ENACTED BUDGET FOR FISCAL YEAR 2015 OR FUTURE BUDGET YEARS.

THE DOB HAS IDENTIFIED $1.2 BILLION IN NEW RESOURCES TO FULLY FUND THE RESTORATIONS, ADDITIONS, TAX LAW CHANGES, AND REVISIONS TO TAX RECEIPTS. THESE INCLUDE SAVINGS FROM A COMBINATION OF PREPAYMENTS IN FISCAL YEAR 2014, ABOVE THE LEVEL PLANNED IN FISCAL YEAR 2015 EXECUTIVE BUDGET, AND RE-ESTIMATES TO ESTIMATED DISBURSEMENTS AND TRANSFERS BASED ON A REVIEW OF FISCAL YEAR 2014 RESULTS ($643 MILLION); AND MANAGEMENT OF DEBT AND CAPITAL RESOURCES INCLUDING REIMBURSEMENT, FROM PLANNED BOND SALES AND EXISTING BOND PROCEEDS, OF FIRST-INSTANCE CAPITAL TRANSFERS MADE BY THE GENERAL FUND IN PRIOR YEARS ($530 MILLION).

STATE OPERATING FUNDS SPENDING FOR FISCAL YEAR 2014 TOTALED $90.6 BILLION, AN INCREASE OF 2 PERCENT FROM FISCAL YEAR 2013 RESULTS. THIS IS CONSISTENT WITH THE 2 PERCENT BENCHMARK FOR ANNUAL SPENDING GROWTH IN STATE OPERATING FUNDS.

THE ENACTED BUDGET FINANCIAL PLAN FOR FISCAL YEAR 2015 LIMITS ESTIMATED ANNUAL GROWTH IN STATE OPERATING FUNDS SPENDING TO 1.8 PERCENT, CONSISTENT WITH THE 2 PERCENT SPENDING BENCHMARK.

THE AGGREGATE FINANCIAL PLAN PROJECTIONS FOR FISCAL YEAR 2016 AND THEREAFTER REFLECT AN ASSUMPTION THAT THE GOVERNOR WILL CONTINUE TO PROPOSE, AND THE LEGISLATURE WILL CONTINUE TO ENACT, BALANCED BUDGETS IN FUTURE YEARS THAT LIMIT ANNUAL GROWTH IN STATE OPERATING FUNDS TO NO GREATER THAN 2 PERCENT.

AS OF JUNE 11, 2014, BY ADHERING TO THE 2 PERCENT SPENDING BENCHMARK THE DOB EXPECTED THE STATE TO BE POSITIONED TO FULLY FUND THE TAX REDUCTIONS AND SPENDING COMMITMENTS IN THE FISCAL YEAR 2015 ENACTED BUDGET AND ACCRUE SURPLUSES IN FUTURE YEARS, BASED ON UPDATED PROJECTIONS. IF THE 2 PERCENT STATE OPERATING FUNDS SPENDING BENCHMARK IS NOT ADHERED TO, BUDGET GAPS MAY RESULT.

Receipts

As of June 11, 2014, General Fund receipts, including transfers from other funds, were expected to total $63 billion in fiscal year 2015, an annual increase of $1.1 billion (1.8 percent). Tax collections, including transfers of tax receipts to the General Fund after payment of debt service, were expected to total $58 billion in fiscal year 2015, an increase of $236 million (0.4 percent). Before accounting for the acceleration of estimated tax refunds into fiscal year 2014 to make surplus resources available in fiscal year 2015, estimated tax collections would decrease by $384 million (-0.7 percent) from fiscal year 2014 levels, primarily due to tax law changes.

General Fund personal income tax receipts, including transfers after payment of debt service on State personal income tax revenue bonds, were expected to increase by $724 million from fiscal year 2014. This primarily reflected increases in withholding payments and the payment of additional refunds in fiscal year 2014 that were planned for fiscal year 2015, partially offset by a decline in extension payments attributable to the 2013 tax year.

As of June 11, 2014, General Fund user taxes and fees receipts, including transfers after payment of debt service on the New York Local Government Assistance Corporation (“LGAC”) and Sales Tax Revenue Bonds, were estimated to total $12.2 billion in fiscal year 2015, an increase of $123 million (1.0 percent) from fiscal year 2014, reflecting projected consumer spending increases across a broad range of consumption categories, offset by declines in cigarette consumption.

As of June 11, 2014, General Fund business tax receipts were estimated at $5.4 billion in fiscal year 2015, a decrease of $608 million (-10.1 percent) from fiscal year 2014 results. The estimate reflected a decline in corporate franchise tax receipts resulting from the first year of repayment of deferred tax credits and tax law changes, partly offset by base growth in bank and insurance taxes.

As of June 11, 2014, other tax receipts in the General Fund were expected to total nearly $2 billion in fiscal year 2015, a decrease of $3 million (-0.2 percent) from fiscal year 2014. The estimate reflects a decline in expected estate tax receipts, the result of Enacted Budget legislation that reduces the estate tax, partially offset by an increase in real estate transfer tax (“RETT”) receipts.

As of June 11, 2014, General Fund miscellaneous receipts were estimated at $3.8 billion in fiscal year 2015, an annual increase of $596 million. The increase largely reflects the expected deposit of $1 billion from the State Insurance Fund reserve release in connection with Workers’ Compensation law changes enacted in the fiscal year 2014 budget, partly offset by the accelerated phase-out of the temporary utility assessment and large settlement payments received in fiscal year 2014.

As of June 11, 2014, non-tax transfers to the General Fund were expected to total $1.2 billion, an increase of $262 million, largely due to the timing of transfers from other funds and changes in the level of resources expected to be available from other funds.

General Fund receipts were affected by the deposit of dedicated taxes in other funds for debt service and other purposes, the transfer of balances between funds of the State, and other factors. For a more comprehensive discussion of the State’s projections for tax receipts, miscellaneous receipts, and transfers, presented on a State Funds and All Funds basis, see “State Financial Plan Projections Fiscal Years 2015 through 2018” herein.

Disbursements

As of June 11, 2014, General Fund disbursements, including transfers to other funds, were expected to total $63.1 billion in fiscal year 2015, an increase of $1.9 billion (3.1 percent) from fiscal year 2014 spending levels.

Local assistance grants were expected to total $42.1 billion in fiscal year 2015, an annual increase of $2.2 billion (5.5 percent). General Fund disbursements were expected to increase by $1.4 billion for School Aid and other education programs. Other local assistance increases include, among other things, payments for a range of social services, public health, and general purpose aid programs, as well as accounting reclassifications that have the effect of moving spending between financial plan categories, mainly for Medicaid payments to State-operated facilities.

As of June 11, 2014, State operations disbursements in the General Fund were expected to total $7.9 billion in fiscal year 2015, an annual increase of $541 million (7.4 percent). The largest increases reflect the accounting of Information Technology (“IT”) services in the General Fund as a result of consolidation, reflected in non-General Fund accounts ($200 million); Medicaid, including the takeover of local administrative functions by the Department of Health (“DOH”) ($89 million), and increased support for indigent legal services and civil legal services in the Judiciary budget ($60 million).

As of June 11, 2014, GSCs were expected to total $5.1 billion in fiscal year 2015, an annual increase of $173 million (3.5 percent) from fiscal year 2014. Health insurance costs were projected to increase $102 million or 3.1 percent. The State’s annual pension payment was expected to increase by $50 million. This growth, which was partly offset by the pre-payment of certain obligations in fiscal year 2014, reflects increased normal costs and repayment of amounts amortized in prior years. The State expects to continue to amortize pension costs in excess of the amortization thresholds established in law. In fiscal year 2015, costs in excess of 13.5 percent of payroll for the Employees’ Retirement System (“ERS”) and 21.5 percent for the Police and Fire Retirement System (“PFRS”) were expected to be amortized.

As of June 11, 2014, General Fund transfers to other funds were expected to total $8.1 billion in fiscal year 2015, a decrease of $993 million from fiscal year 2014. The annual change was attributable to the prepayment in fiscal year 2014 of debt service due in fiscal year 2015 and reduced General Fund support for capital projects spending due to the timing of available bond proceeds. These declines are partly offset by increased support for non-Medicaid Mental Hygiene services.

General Fund disbursements are affected by the level of financing sources available in other funds, transfers of balances between funds of the State, and other factors that may change from year to year. For a more comprehensive discussion of the State’s disbursements projections by major activity, presented on a State Operating Funds basis, see “State Financial Plan Projections Fiscal Years 2015 through 2018” herein.

Closing Balance for Fiscal Year 2015

As of November 24, 2014, the DOB estimated that the State would end fiscal year 2015 with a General Fund cash balance of $6.8 billion, an increase of $4.8 billion from the Enacted Budget Financial Plan estimate. As of November 24, 2014, the $4.8 billion in settlement resources was being held as an undesignated fund balance in the General Fund. As of November 24, 2014, the State Executive Branch was developing options for using the settlement resources prudently. The DOB expected that a formal plan for use of the financial settlement moneys, consistent with adherence to the 2 percent spending benchmark, would be proposed by no later than the fiscal year 2016 executive budget.

The estimated year-end balances for statutory reserves and designated purposes in the General Fund remained unchanged from the Enacted Budget Financial Plan. As of November 24, 2014, these included $1.48 billion in the State’s principal “rainy day” reserves, the Tax Stabilization Reserve Fund and the Rainy Day

Reserve Fund; $500 million was designated for debt management purposes; $53 million was used to cover the costs of potential retroactive labor settlements with unions that had not agreed to terms for contract periods prior to April 2011; and $21 million was held in the Contingency Reserve.

State Operating Funds Results

The State ended September 2014 with a closing balance of $10.5 billion in State Operating Funds, or $4.0 billion above the Fiscal Year 2015 Enacted Budget Financial Plan estimate. This reflected the combined impact of higher total receipts ($4.4 billion), higher spending ($260 million), and lower financing from other sources ($191 million).

Through September 2014, total receipts in State Operating Funds were $4.4 billion higher than the Fiscal Year 2015 Enacted Budget Financial Plan projections, due to higher tax collections ($1.1 billion) and higher miscellaneous receipts ($3.3 billion).

Consistent with the General Fund results, the State Operating Funds tax receipts variance was attributable to higher personal income tax, consumption/use tax, and business tax receipts (including $74 million in the dedicated transit funds); and higher non-tax receipts from the settlement payments from financial institutions.

As of November 24, 2014, State Operating Funds spending was $260 million higher than Enacted Budget Financial Plan projections due to the combined impact of lower spending in local assistance and higher spending for GSCs due to the payment of the State’s pension contribution.

In addition to the local assistance variances in the General Fund, as of November 24, 2014, the Provider Assessment Fund had less revenue to offset General Fund spending due to a temporary extension granted to certain providers for the filing of their assessment collection authorization.

The higher spending for GSCs reflected the full pension payment in September 2014. This higher cost was slightly mitigated by lower non-personal service costs across several funds, including SUNY ($44 million), the Mental Hygiene Program Fund ($30 million), Lottery ($13 million), Stem Cell Trust Fund ($9 million); and the Workers Compensation Board ($8 million).

As of November 24, 2014, other financing sources, which represented the difference between transfers to and from State Operating Funds, were $191 million lower than initial estimates primarily due to the retroactive Federal rate adjustments which reduced reimbursements to mental hygiene facilities.

All Governmental Funds Results

The State ended September 2014 with an All Governmental Funds closing balance of $9.2 billion, which was $3.9 billion above the Enacted Budget Financial Plan projection, reflecting both higher than projected receipts ($4.4 billion) and spending ($538 million).

Through September 2014, total All Funds receipts were $4.4 billion higher than Enacted Budget projections due to increases in taxes ($1.1 billion), miscellaneous receipts ($3.0 billion), and Federal grants ($325 million).

The higher tax receipts reflected stronger than anticipated personal income tax ($302 million), consumption/use tax ($175 million), and business tax ($668 million) receipts; and the higher miscellaneous receipts reflected the financial institution settlement payments. In addition, Federal grants were $325 million higher due to higher spending in areas such as health care and public assistance. These additional receipts were offset by lower than planned miscellaneous receipts for capital projects ($449 million) primarily due to lower than anticipated reimbursements from State authority bond proceeds.

As of November 24, 2014, All Funds spending was $538 million above Enacted Budget projections. In addition to the State Operating Funds and Capital Projects Funds spending variances, spending variances on an All Governmental Fund basis were attributable to factors associated with Federal operating funds.

As of November 24, 2014, Federal operating funds spending through September 2014 was $568 million above the initial projection. The total spending variance was driven primarily by higher Flexible Fund for Family Services and public assistance benefit costs ($301 million) as fiscal year 2015 payments were made earlier than originally projected; and higher health care costs ($179 million), as disproportionate share payments were disbursed earlier in the year than initially projected.

All Governmental Funds Annual Change

As of November 24, 2014, the All Governmental Funds balance through September 2014 was $9.2 billion, $1.4 billion higher than the same period of 2013. The higher balance in the fiscal year 2015 was attributable to a higher opening balance ($159 million) and higher receipts ($4.0 billion), offset by higher spending ($2.7 billion).

As of November 24, 2014, the $215 million annual decrease in All Funds tax receipts through September 2014 reflected lower personal income tax collections ($690 million) due to a decline in extension payments that were bolstered in fiscal year 2014 by the acceleration of income into tax year 2012 ahead of rising Federal tax rates in 2013. This decrease in personal income tax was partly offset by a $155 million increase in consumption/use taxes due to an increase in taxable purchases and a $241 million increase in business taxes due to higher corporate franchise tax refunds and higher bank tax audits in fiscal year 2015.

As of November 24, 2014, the $3.3 billion growth in miscellaneous receipts was mainly attributable to a $3.2 billion increase in the financial settlements paid to the State and a $750 million increase in the amount of the State Insurance Fund assessment reserves transferred to the State pursuant to legislation included in the Fiscal Year 2014 Enacted Budget. This increase in receipts was offset by a $181 million decrease in miscellaneous receipts for SUNY hospitals and $338 million in lower receipts from the Tribal State Compact Revenue (“TSCR”) account. The decline in SUNY hospital receipts was mainly related to the timing of monthly accounting adjustments for Medicaid disproportionate share payments, whereby these receipts were reclassified as transfers. This transaction occurred in October 2013 and in September 2014, which affected 2014’s six-month operating results. The decline in TSCR receipts reflected a lump sum receipt in August 2013 to the State from the St. Regis Mohawk tribal government and the Seneca Indian Nation, following separate agreements with these two tribal nations which settled a wide range of issues concerning tribal gaming activity in the State.

As of November 24, 2014, the $893 million increase in Federal grants was a result of increased Federal program spending.

Through September 2014, All Funds spending increased by $2.7 billion over the prior year period, encompassing a $2.0 billion increase in State Operating Funds; a $1.3 billion increase in Federal Operating Funds; and a $607 million decrease in Capital Projects Funds.

As of November 24, 2014, the increase in State operating funds spending mainly reflected Enacted Budget increases in School Aid and other education spending ($1.3 billion); and increased GSCs spending ($1.2 billion) as a result of earlier pension payments by both the State and the Judiciary. These additional costs were offset by lower spending in social services ($200 million) due to the timing of child welfare payments; and lower debt service payments attributable to fiscal year 2014 prepayments.

As of November 24, 2014, the increase in Federal operating funds spending was primarily attributable to higher Medicaid costs ($2.0 billion) as a result of expanded Medicaid coverage under the ACA; partly offset by lower spending for disaster assistance costs associated with Superstorm Sandy and other recent storm recovery programs ($199 million), lower spending for education ($310 million) as a prior lag in payments substantially increased payments in the first quarter of fiscal year 2014; and lower Temporary Aid to Needy Families Program-funded child care and Flexible Fund for Family Services spending ($250 million) due to the timing of fiscal year 2015 payments.

As of November 24, 2014, the decrease in Capital Projects spending was largely due to fiscal year 2014 Superstorm Sandy related spending by the Department of Environmental Conservation ($180 million), reduced contractual spending at SUNY ($161 million), an Empire State Development-issued grant for SUNY-Nanotech that has not yet been disbursed ($100 million), and a one-time fiscal year 2014 payment to the Metropolitan Transportation Authority (“MTA”) ($63 million).

All Funds Receipts Projections

As of November 24, 2014, Total All Funds receipts in fiscal year 2015 were estimated at $146.4 billion, 6.3 percent above fiscal year 2014 results. As of November 24, 2014, State tax receipts were expected to increase 0.7 percent in fiscal year 2015. This modest increase was due to enacted tax cuts and the repayment of tax credits deferred in tax years 2010-2012. Miscellaneous receipts growth in fiscal year 2015 was primarily due to newly identified one-time proceeds of approximately $5.1 billion from financial settlements with banks and insurers, which includes $3.6 billion from BNP Paribas, $715 million from Credit Suisse AG, $300 million from Standard Chartered Bank, $300 million from Bank of America, $50 million from MetLife Parties, $25 million from PricewaterhouseCoopers, $20 million from AXA Equitable and $92 million from Citigroup (State share). In addition to the financial settlements, the fiscal year 2015 General Fund total included a deposit of $1 billion from the State Insurance Fund reserve released in connection with Workers’ Compensation law changes included in the Fiscal Year 2014 Enacted Budget, which is an increase of $750 million from the amount of the reserve released in fiscal year 2014. In other State funds, fiscal year 2015 miscellaneous receipts were driven by year-to-year variations to health care surcharges and other HCRA resources, licensing fees associated with commercial gaming, bond proceeds, atypical fines and the phase-out of the temporary utility assessment.

As of November 24, 2014, consistent with the projected growth in the New York economy over the multi-year Financial Plan period, the personal income and consumption/use tax categories were expected to grow, even though business taxes and other taxes were expected to decline in some or all years due to the tax cuts and repayment of credits deferred.

As of November 24, 2014, after controlling for the impact of tax law changes, base tax revenue was projected to increase by 3.2 percent for fiscal year 2015 and 5.1 percent for fiscal year 2016.

SPENDING CHANGES

AS OF JUNE 11, 2014, THE EXECUTIVE BUDGET PROPOSED TO REDUCE SPENDING IN FISCAL YEAR 2015 BY NEARLY $2 BILLION COMPARED TO PRIOR PROJECTIONS. THE SAVINGS WERE RECURRING AND WERE EXPECTED TO GROW IN VALUE IN SUBSEQUENT YEARS.

SPENDING CONTROL

AGENCY OPERATIONS

Operating costs for State agencies include salaries, wages, fringe benefits, and non-personal service costs (e.g., supplies, utilities). As of June 11, 2014, these costs had declined over the past several years through ongoing State agency redesign and cost-control efforts. Reductions from the prior projections for agency operations contributed $494 million to the General Fund gap-closing plan. Specifically:

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Executive Agencies: The Enacted Budget holds personal service and non-personal service spending flat with limited exceptions, such as costs attributable to the phase-in of the New York State of Health marketplace and IT consolidation efforts. Agencies are expected to continue to utilize less costly forms of service deliveries, improve administrative practices and pursue statewide solutions to common problems.

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Independent Officials: Spending growth for the Judiciary is expected to support mandated court operations, judicial salary increases, and additional Family Court Judges. Higher spending for the Department of Audit and Control supports additional pre-school special education audits. Spending for the Department of Law is expected to increase in part due to the lower than expected spending in fiscal year 2014. Spending in future years is expected to remain at fiscal year 2015 levels for all independent officials.

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Fringe Benefits/Fixed Costs: The 2015 and 2016 fiscal years pension costs have been reduced based on a review of fiscal year 2014 operating results and certain pre-payments which decrease spending in these years. Other fringe benefit costs have also been reduced downward based on an analysis of spending trends.

LOCAL ASSISTANCE

LOCAL ASSISTANCE SPENDING INCLUDES FINANCIAL AID TO LOCAL GOVERNMENTS AND NON-PROFIT ORGANIZATIONS, AS WELL AS ENTITLEMENT PAYMENTS TO INDIVIDUALS. AS OF JUNE 11, 2014, REDUCTIONS FROM THE PRIOR PROJECTIONS FOR LOCAL ASSISTANCE SPENDING WERE EXPECTED TO GENERATE $1.8 BILLION IN GENERAL FUND SAVINGS. SAVINGS WERE EXPECTED FROM TARGETED ACTIONS, CONTINUATION OF PRIOR-YEAR COST CONTAINMENT ACTIONS, AND REESTIMATES BASED ON ACTUAL SPENDING DATA. SPECIFICALLY:

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Human Services Cost-of-Living Adjustments (“COLA”)/Trends: The Enacted Budget is expected to provide funding to support a 2 percent salary increase beginning in January 2015 for direct care workers and a 2 percent increase in April 2015 for direct care and clinical workers. This is in lieu of an across-the-board annual cost-of-living-adjustments in 2015 and 2016.

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Mental Hygiene: Program spending is reduced to reflect revised forecasts for community-based bed development and expansion; efforts to return individuals from more costly out-of-state placements; and continued efforts to expand community services to reduce institutional costs.

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Healthcare: Lower spending reflects a downward trend in reimbursement of claims submitted by local governments under the General Public Health Works (“GPHW”) program and utilizing other insurance for prenatal care services; and lower expected Child Health Plus (“CHP”) costs as a result of the one-year moratorium on rate increases.

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Department of Health (“DOH”) Medicaid: The Enacted Budget includes annual State-share Medicaid savings beginning in fiscal year 2015 achieved under the Medicaid Global Cap. Projected savings result from the continuation of successful Medicaid Redesign Team (“MRT”) initiatives, improved cash management, and utilization of Federal resources associated with the Affordable Care Act (“ACA”). In addition, projected annual spending under the Medicaid Global Cap has been adjusted to reflect updated estimates of the medical component of the Consumer Price Index (“CPI”).

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Education: The Enacted Budget includes special education program reforms targeted to improve fiscal practices and service delivery. Estimated spending has also been revised downward based on revised school district data.

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School Tax Relief (“STAR”): Spending has been reduced to reflect a reduction in the estimated number of STAR exemption recipients. As part of the State’s review of recipient data to ensure unlawful exemptions are excluded from State payments, existing STAR recipients were also required to re-register for their benefit.

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Social Services/Housing: Lower spending is expected in several programs, including Child Welfare Services, Adult Protective and Domestic Violence Services, Public Assistance and Supplemental Security Income (“SSI”), based on updated claiming data and revised growth (caseload) assumptions.

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All Other: Spending reductions are expected to be achieved across multiple functions and program areas including: elimination of certain miscellaneous financial assistance to local governments; utilization of capital financing for eligible homeland security capital needs; revisions to disaster assistance aid; and elimination of certain legislative grants.

CAPITAL PROJECTS/DEBT MANAGEMENT

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CAPITAL/DEBT REVISIONS: THE ENACTED BUDGET ASSUMES SAVINGS THROUGH CONTINUED USE OF COMPETITIVE BOND SALES, REFUNDINGS, CONSOLIDATION OF DEBT ISSUANCES, THE TIMING OF BOND SALES, AND OTHER DEBT MANAGEMENT ACTIONS. IN ADDITION, THE STATE PAID $530 MILLION OF CAPITAL ADVANCES IN FISCAL YEAR 2014 THAT ARE EXPECTED TO BE REIMBURSED IN FISCAL YEAR 2015. THE SAVINGS FROM DEBT MANAGEMENT IN THE 2015 AND 2016 FISCAL YEARS ALSO REFLECT ACTUAL AND PLANNED PREPAYMENTS OF DEBT SERVICE. THE ENACTED BUDGET DOES NOT REFLECT THE USE OF THE $500 MILLION IN GENERAL FUND RESOURCES DESIGNATED FOR DEBT MANAGEMENT. THE DOB EXPECTS TO MAKE A DECISION ON USING THOSE RESOURCES, BASED ON MARKET CONDITIONS, FINANCIAL PLAN NEEDS, AND OTHER FACTORS.

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METRO MASS TRANSPORTATION OPERATING AID (“MMTOA”) DEBT SERVICE OFFSET: THE ENACTED BUDGET INCLUDES THE USE OF $30 MILLION FOR DEBT SERVICE FROM THE METROPOLITAN MASS TRANSPORTATION OPERATING ASSISTANCE (“MMTOA”) ACCOUNT, WITH $20 MILLION IN RESOURCES AVAILABLE FROM THE MMTOA ACCOUNT FOR THE SAME PURPOSE ON AN ANNUAL BASIS BEGINNING IN FISCAL YEAR 2016.

INITIATIVES

The Enacted Budget includes significant spending additions for School Aid, higher education, and human services. During negotiations, the Executive and Legislature agreed to approximately $550 million in distinct new spending additions to the Executive Budget proposal for fiscal year 2015.

THE ENACTED BUDGET ALSO REFLECTS THE COSTS OF NEW CAPITAL INITIATIVES. THESE INCLUDE:

•	Debt Service for New Initiatives: The Financial Plan reflects the costs of new capital initiatives, the most significant of which are the Smart Schools bond act and Health Care Facility Restructuring.

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Smart Schools Bond Act: If approved by voters, the $2 billion Smart Schools bond act is slated to fund enhanced education technology in schools, with eligible projects including infrastructure improvements to bring high-speed broadband to schools and their communities and the purchase of classroom technology for use by students. Additionally, Smart Schools is expected to enable long-term investments in full day pre-kindergarten through the construction of new pre-kindergarten classroom space, replace classroom trailers with permanent classroom space and make investments in high-tech school safety programs. The debt service costs of the bond act, if approved, are estimated at $126 million beginning in fiscal year 2017 and $156 million in fiscal year 2018.

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Health Care Facility Restructuring: This $1.2 billion initiative is intended to improve the financial viability and efficiency of the State’s health care delivery system. Funding is expected to be targeted to long-term care, hospitals, primary care, and behavioral/substance abuse services. Priority projects are expected to include those that: align hospital and nursing home bed capacity to regional needs, enable facility integration, merge and consolidate facilities, expand primary care, and facilitate transformation to care management models. The debt service costs of this initiative are estimated at $5 million in fiscal year 2015, $24 million in fiscal year 2016, $43 million in fiscal year 2017, and $63 million in fiscal year 2018.

Resources

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Tax Receipts: The 2015 fiscal year estimate for annual tax receipts has been revised to reflect updated economic forecast data, and includes downward adjustments to personal income tax and cigarette tax collections, partly offset by upward changes to business tax and estate tax collections.

•	Miscellaneous Receipts: The estimate for miscellaneous receipts has been revised based on a review of fiscal year 2014 collections, the projected receipt of various banking and insurance-related settlements and recoveries, and other transactions. In addition, the timing of certain transfers and other transactions at the end of fiscal year 2014 had the effect of making additional resources available for fiscal year 2015.

Tax Actions

As of June 11, 2014, the Enacted Budget contained a set of tax actions that were estimated to result in a net reduction to tax and assessment receipts of $725 million in fiscal year 2015 and $1.3 billion in fiscal year 2016 on an All Governmental Funds (“All Funds”) basis.

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Real Property Tax Credit: The Enacted Budget freezes property taxes for two years, subject to two conditions. In year one, the State expects to provide tax credits to homeowners outside of New York City with qualifying incomes of $500,000 or less who live in a jurisdiction that stays within the property tax cap. The tax credits are expected to be extended for a second year in jurisdictions which comply with the tax cap and have put forward a plan to save 1 percent of their tax levy per year, over three years. The DOB projects that the property tax freeze will reduce revenues to the State by over $1.5 billion and is expected to benefit as many as 2.8 million taxpayers over the three years that the freeze is in effect.

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New York City “Circuit Breaker” Tax Credit: The Enacted Budget creates a refundable tax credit against the personal income tax to provide targeted tax relief to New York City renters and homeowners based on an individual homeowner’s or renter’s ability to pay. This program is structured to provide a greater proportion of benefits to those with the highest property tax and rent burdens as a share of their income. The program’s cost is valued at $85 million annually and is expected to benefit over 1.4 million taxpayers for two years.

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Corporate Tax Reform: The Enacted Budget combines the corporate franchise and bank taxes to reduce and simplify these taxes. The tax rate on net income has been reduced from 7.1 percent to 6.5 percent, the lowest rate since 1968, and the alternative minimum tax has been repealed.

•	Corporate Capital Base Calculation: The asset tax is phased out over six years, beginning in 2016.

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Net Income Tax on Corporate Manufacturers: The Enacted Budget lowers the tax rate on income for corporate manufacturers from the current 5.9 percent to zero in 2014 and thereafter, to encourage the growth of manufacturing.

•	20 Percent Real Property Tax Credit for Manufacturers: The Enacted Budget provides a statewide credit equal to 20 percent of property taxes paid by manufacturers who own or lease property.

•	Accelerated Phase Out of 18-a Temporary Assessment: The Enacted Budget accelerates the phase out of the 18-a temporary assessment over the next three years.

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Reform the Estate Tax: The exclusion threshold of the estate tax is expected to be increased from $1 million to $5.25 million over a four year phase-in period and is planned to conform to the Federal exemption amount (currently $5.34 million) by January 2019, and expected to be indexed to inflation thereafter. The top rate remains at 16 percent. This action is expected to be coupled with a temporary provision that is slated to require the value of gifts to be added back to the estate.

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Close the Resident Trust Loophole: New York beneficiaries of exempt resident trusts are expected to be required to pay tax on accumulated income distributed to such trusts. Furthermore, the income of a particular type of exempt resident trust (known as an incomplete gift, non-grantor trusts) is expected to be taxed to the grantor of the trust.

Other Matters Affecting the State Financial Plan

General

The Updated Financial Plan is subject to many complex economic, social, financial, political, and environmental risks and uncertainties, many of which are outside the ability of the State to control. The DOB believes that the projections of receipts and disbursements in the Updated Financial Plan are based on reasonable assumptions, but there can be no assurance that actual results will not differ materially and adversely from these projections. In certain fiscal years, actual receipts collections have fallen substantially below the levels forecasted in the Updated Financial Plan. In addition, the surplus projections in future years are based on the assumption that annual growth in State Operating Funds spending is limited to 2 percent, and that all savings that result from the 2 percent limit will be made available to the General Fund.

The Updated Financial Plan is based on numerous assumptions, including the condition of the State and national economies and the concomitant receipt of economically sensitive tax receipts in the amounts projected. Other uncertainties and risks concerning the economic and receipts forecasts include the impact of: national and international events; ongoing financial instability in the Euro-zone; changes in consumer confidence, oil supplies and oil prices; major terrorist events, hostilities or war; climate change and extreme weather events; Federal statutory and regulatory changes concerning financial sector activities; changes concerning financial sector bonus payouts, as well as any future legislation governing the structure of compensation; shifts in monetary policy affecting interest rates and the financial markets; financial and real estate market developments which may adversely affect bonus income and capital gains realizations; the effect of household debt reduction on consumer spending and State tax collections; and the outcome of litigation and other claims affecting the State.

Among other factors, the Updated Financial Plan is subject to various other uncertainties and contingencies relating to: wage and benefit increases for State employees that exceed projected annual costs; changes in the size of the State’s workforce; the realization of the projected rate of return for pension fund assets and assumptions with respect to wages for State employees affecting the State’s required pension fund contributions; the willingness and ability of the Federal government to provide the aid expected in the Updated Financial Plan; the ability of the State to implement cost reduction initiatives, including reductions in State agency operations, and the success with which the State controls expenditures; and the ability of the State and its public authorities to market securities successfully in the public credit markets. Some of these specific issues are described in more detail herein. The projections and assumptions contained in the Updated Financial Plan are subject to revisions which may result in substantial change. No assurance can be given that these estimates and projections, which depend in part upon actions the State expects to be taken but which are not within the State’s control, will be realized.

Budget Risks and Uncertainties

There can be no assurance that the State’s financial position will not change materially and adversely from projections as of November 24, 2014. If this were to occur, the State would be required to take additional gap-closing actions. Such actions may include, but are not limited to: reductions in State agency operations; delays or reductions in payments to local governments or other recipients of State aid; delays in or suspension of capital maintenance and construction; extraordinary financing of operating expenses; or other measures. In some cases, the ability of the State to implement such actions requires the approval of the Legislature and cannot be implemented solely by the action of the Governor.

The Updated Financial Plan projections for the out years assume that School Aid and Medicaid disbursements will be limited to the growth in New York State personal income and the ten-year average growth in the Medicaid component of the Consumer Price Index, respectively. However, the Fiscal Year 2015 Enacted Budget authorized spending for School Aid to increase by 5.3 percent, which is above the 3.1 percent growth in personal income that would otherwise be used to calculate School Aid increases.

State law grants the Governor certain powers to achieve the Medicaid savings assumed in the Updated Financial Plan. However, there can be no assurance that these powers will be sufficient to limit the rate of annual growth in the Department of Health’s (“DOH”) State Funds Medicaid spending to the levels estimated in the Updated Financial Plan. In addition, savings are dependent upon timely Federal approvals, revenue performance in the State’s Health Care Reform Act (“HCRA”) fund (which finances approximately one-third of the DOH State-share costs of Medicaid), and the participation of health care industry stakeholders.

The forecast contains specific transaction risks and other uncertainties including, but not limited to: the receipt of certain payments from public authorities; the receipt of miscellaneous revenues at the levels expected in the Updated Financial Plan, including payments pursuant to the Tribal-State Compact that had failed to materialize in prior years, but which were received in the fiscal year 2014 as part of an agreement between the State and certain tribal nations; and the achievement of cost-saving measures including, but not limited to, the transfer of available fund balances to the General Fund at the levels projected as of November 24, 2014. Such risks and uncertainties, if they were to materialize, could have an adverse impact on the Financial Plan in 2014 or future years.

FEDERAL ISSUES

The State receives a substantial amount of Federal aid for health care, education, transportation, and other governmental purposes, as well as Federal funding to address response to and recovery from severe weather events. Any reduction in Federal funding levels could have a materially adverse impact on the Updated Financial Plan. In addition, the Updated Financial Plan may be adversely affected by other actions taken by the Federal government, including audits, disallowances, and changes to Federal participation rates or other Medicaid rules. Issues of particular concern are described below.

Medicaid Redesign Team Medicaid Waiver

The Federal Centers for Medicare and Medicaid Services (“CMS”) and the State have reached an agreement in principle authorizing up to $8 billion in Federal funding, over multiple years, for use in transforming New York’s health care system. The final terms of this agreement are still being negotiated and upon final CMS approval are expected to be reflected as an amendment to the State’s Partnership Plan 1115 Medicaid waiver.

FEDERAL REIMBURSEMENT FOR STATE MENTAL HYGIENE SERVICES

Pursuant to an agreement with the Federal government, the State lowered Medicaid developmental disability center payment rates effective April 1, 2013. Full implementation of this change is expected to reduce Federal funding to the State by approximately $1.1 billion annually, beginning in fiscal year 2014. The plan to achieve those savings is subject to implementation risks and is dependent, in part, on final approval by the Federal government of claiming protocols for Designated State Health Program (“DSHP”) expenditures valued at $250 million annually. The DOH formally submitted the State’s first round of DSHP claims to CMS, which, as of November 24, 2014, was pending official review. In addition, as of November 24, 2014, the CMS was also seeking to retroactively recover Federal funds paid to the State under the former methodology.

AUDIT DISALLOWANCE

In addition to the rate reduction described above, on February 8, 2013, the U.S. Department of Health & Human Services (“HHS”) Office of the Inspector General, at the direction of the CMS, began a Financial Management Review to determine the allowability of Medicaid costs for services provided in prior years to the Medicaid population in New York State-Operated Intermediate Care Facilities for the Developmentally Disabled (“ICF/DD”). The initial review period included claims for services provided from April 1, 2010 through March 31, 2011.

As a result of this review, CMS issued a disallowance notification in the amount of $1.26 billion on July 25, 2014. In the cover letter accompanying that disallowance notification, CMS also indicated it may initiate a similar review of the two subsequent fiscal years (for State fiscal years ending in March 2012 and March 2013). A comparable amount of Federal aid may be disallowed for any prior period if CMS is successful.

The State had requested reconsideration of the proposed $1.26 billion disallowance by sending a letter to the Secretary of HHS, stating the reasons for reconsideration. On November 21, 2014, the State received notification from HHS that the State’s request for reconsideration was denied. The State can also file a notice of appeal with the Departmental Appeals Board (“DAB”) with HHS within 60 days following a potentially adverse decision by the Secretary of HHS. The State can retain the disallowed funds during the pendency of the reconsideration and the DAB review process, although if the State is unsuccessful during these administrative processes, the disallowed amount plus interest will be due. There is no additional spending reflected in the Updated Financial Plan to address the CMS disallowance.

As of November 24, 2014, the State planned to pursue the DAB appeals process. If this is not successful, the State can pursue action in Federal Court to challenge the disallowance.

The State is not aware of any similar attempts by the Federal government to retroactively recover Federal aid of this magnitude that was paid pursuant to an approved plan. However, there can be no assurance that final Federal action in this matter, and for subsequent years, will not result in materially adverse changes to the Financial Plan.

BUDGET CONTROL ACT

The Federal Budget Control Act (“BCA”) of 2011 imposed annual caps on Federal discretionary spending over a ten-year period and mandated an additional $1.2 trillion in deficit reduction to be achieved through either legislation or further cap reductions. No legislative agreement on an additional $1.2 trillion in deficit reduction was reached, resulting in a sequestration order in March 2013 and further decreases in the discretionary spending caps beginning in Federal Fiscal Year (“FFY”) 2014. However, the Bipartisan Budget Act (“BBA”) of 2013 revised the spending caps imposed by the BCA and cancelled the secondary cap reductions for FFY 2014 and FFY 2015, which provided minor discretionary cap relief for those two years. The BBA did not address the caps in the remaining years, and under the law as of November 24, 2014, the secondary cap reductions were set to return for FFY 2016. Specific funding levels are expected to be determined through the annual Federal congressional budget process if the lowered spending caps remain in place. Under that scenario, the DOB estimates that New York State and its local governments could lose approximately $5 billion in Federal funding over a multi-year period, including reductions in Federal funding that passes through the State budget for school districts, as well as environmental, criminal justice and social services programs.

DEBT CEILING

IN OCTOBER 2013, AN IMPASSE IN CONGRESS CAUSED A TEMPORARY FEDERAL GOVERNMENT SHUTDOWN AND RAISED CONCERN FOR A TIME THAT THE FEDERAL DEBT CEILING WOULD NOT BE RAISED IN A TIMELY MANNER. A FEDERAL GOVERNMENT DEFAULT ON PAYMENTS, PARTICULARLY IF IT PERSISTED FOR A PROLONGED PERIOD, COULD HAVE A MATERIALLY ADVERSE EFFECT ON THE NATIONAL AND STATE ECONOMIES, FINANCIAL MARKETS, AND INTERGOVERNMENTAL AID PAYMENTS. THE SPECIFIC EFFECTS ON THE FINANCIAL PLAN OF A FEDERAL GOVERNMENT PAYMENT DEFAULT IN THE FUTURE ARE UNKNOWN AND IMPOSSIBLE TO PREDICT. HOWEVER, DATA FROM PAST ECONOMIC DOWNTURNS SUGGEST THAT THE STATE’S REVENUE LOSS COULD BE SUBSTANTIAL IF THE ECONOMY GOES INTO A RECESSION DUE TO A FEDERAL DEFAULT.

A PAYMENT DEFAULT BY THE UNITED STATES MAY ADVERSELY AFFECT THE MUNICIPAL BOND MARKET. MUNICIPAL ISSUERS, AS WELL AS THE STATE, COULD FACE HIGHER BORROWING COSTS AND IMPAIRED MARKET ACCESS. THIS WOULD JEOPARDIZE PLANNED CAPITAL INVESTMENTS IN TRANSPORTATION INFRASTRUCTURE,

HIGHER EDUCATION FACILITIES, HAZARDOUS WASTE REMEDIATION, ENVIRONMENTAL PROJECTS, AND ECONOMIC DEVELOPMENT PROJECTS. ADDITIONALLY, THE MARKET FOR AND MARKET VALUE OF OUTSTANDING MUNICIPAL OBLIGATIONS, INCLUDING MUNICIPAL OBLIGATIONS OF THE STATE, COULD BE ADVERSELY AFFECTED.

HEALTH INSURANCE COMPANY CONVERSIONS

State law permits a health insurance company to convert its organizational status from a not-for- profit to a for-profit corporation (a “health care conversion”), subject to a number of terms, conditions, and approvals. Under State law, the State is entitled to proceeds from the monetization of a health service corporation, from a not-for-profit to a for-profit corporation, and such proceeds must be used by the State for expenses related to health-care. Prior Financial Plans have included proceeds from conversions ($175 million in fiscal year 2014, and $300 million annually in the 2015, 2016 and 2017 fiscal years), which have not been realized. For planning purposes, the Financial Plan no longer includes conversion proceeds.

STATUS OF LABOR NEGOTIATIONS FOR THE CONTRACT PERIOD STARTING IN FISCAL YEAR 2012

AS OF NOVEMBER 24, 2014, THE STATE HAD SETTLED COLLECTIVE BARGAINING AGREEMENTS WITH 96 PERCENT OF THE STATE WORKFORCE FOR THE CONTRACT PERIOD COMMENCING IN FISCAL YEAR 2012. FIVE-YEAR AGREEMENTS WERE REACHED WITH THE CIVIL SERVICE EMPLOYEES ASSOCIATION (“CSEA”), THE UNITED UNIVERSITY PROFESSIONS (“UUP”), THE NEW YORK STATE CORRECTIONAL OFFICERS AND POLICE BENEVOLENT ASSOCIATION (“NYSCOPBA”), COUNCIL 82, AND DC-37 (HOUSING). FOUR-YEAR AGREEMENTS WERE REACHED WITH THE PUBLIC EMPLOYEES FEDERATION (“PEF”) AND THE NEW YORK STATE POLICE BENEVOLENT ASSOCIATION (“PBANYS”). THE SETTLED AGREEMENTS INCLUDED WAGE AND BENEFIT CONCESSIONS IN EXCHANGE FOR CONTINGENT EMPLOYEE JOB PROTECTION THROUGH THE RESPECTIVE CONTRACT PERIODS. NEVERTHELESS, REDUCTIONS IN FORCE MAY BE AUTHORIZED IF THE STATE’S FISCAL CIRCUMSTANCES CHANGE MATERIALLY OR UNEXPECTEDLY, OR IF SUCH REDUCTIONS ARE ASSOCIATED WITH THE CLOSURE OR RESTRUCTURING OF FACILITIES AUTHORIZED BY LEGISLATION OR BY A SPENDING AND GOVERNMENT EFFICIENCY COMMISSION (“SAGE”) DETERMINATION.

THE AGREEMENTS HAVE PROVIDED: TWO-YEAR DEFICIT REDUCTION PLAN (“DRP”) SAVINGS OF $300 MILLION; NO GENERAL SALARY INCREASES FOR THE THREE-YEAR PERIOD FISCAL YEAR 2012 THROUGH FISCAL YEAR 2014; A 2 PERCENT GENERAL SALARY INCREASE IN FISCAL YEAR 2015; AND A 2 PERCENT GENERAL SALARY INCREASE IN FISCAL YEAR 2016 FOR THE EMPLOYEES WITH FIVE-YEAR AGREEMENTS. ADDITIONALLY, THE AGREEMENTS PROVIDED FULL-ANNUAL HEALTH BENEFIT SAVINGS OF $230 MILLION RESULTING FROM INCREASES TO EMPLOYEE/RETIREE PREMIUM SHARES, COPAYS, OUT OF NETWORK DEDUCTIBLES AND COINSURANCE.

Two lump sum payments—$775 per employee in fiscal year 2014 and $225 per employee in fiscal year 2015—were paid to employees represented by CSEA, PBANYS, NYSCOPBA and Council 82. Additionally, UUP employees may receive lump sum payments of similar value in the form of the Chancellor’s Power of State University of New York (“SUNY”) Awards and Presidential Discretionary Awards. However, employees represented by PEF and DC-37 (Housing) are not expected to receive lump sum payments. Instead, they are expected to be repaid for all DRP reductions over an extended period at the end of the contract term, whereas the others are expected to be repaid for a portion of their reductions.

As of November 24, 2014, the Graduate Student Employees Union (“GSEU”) agreed to settle with the State, for the period July 2, 2009 to July 1, 2016. Members who had been on the payroll since October 1, 2009 and October 1, 2010 would receive one-time retroactive general salary increases of 2 percent and 3 percent, respectively. Additionally, a $500 lump sum would be provided to members hired in academic year 2011-12 and still on payroll. Eligible members would also receive a 2 percent general salary increase in both academic years 2014-15 and 2015-16.

THE UNIONS REPRESENTING STATE POLICE TROOPERS, INVESTIGATORS AND COMMISSIONED/NON-COMMISSIONED OFFICERS CONTINUED TO HAVE UNSETTLED CONTRACTS FOR THE CONTRACT PERIOD AS OF NOVEMBER 24, 2014. THE UPDATED FINANCIAL PLAN DOES NOT INCLUDE A GENERAL FUND RESERVE FOR THIS PURPOSE.

LABOR SETTLEMENTS FOR PRIOR CONTRACT PERIODS

THE FINANCIAL PLAN CONTINUES TO INCLUDE A GENERAL FUND RESERVE TO COVER THE COSTS OF A PATTERN SETTLEMENT FOR UNSETTLED CONTRACTS PRIOR TO FISCAL YEAR 2011. THERE IS NO ASSURANCE THIS RESERVE WILL FULLY FUND THESE UNSETTLED CONTRACTS. IN ADDITION, THE STATE’S ABILITY TO FUND ALL FUTURE AGREEMENTS IN FISCAL YEAR 2015 AND BEYOND DEPENDS ON THE ACHIEVEMENT OF BALANCED BUDGETS IN THOSE YEARS.

CASH-FLOW PROJECTIONS

THE STATE AUTHORIZES THE GENERAL FUND TO BORROW RESOURCES TEMPORARILY FROM AVAILABLE FUNDS IN THE SHORT-TERM INVESTMENT POOL (“STIP”) FOR UP TO FOUR MONTHS, OR TO THE END OF THE FISCAL YEAR, WHICHEVER PERIOD IS SHORTER. THE AMOUNT OF RESOURCES THAT CAN BE BORROWED BY THE GENERAL FUND IS LIMITED TO THE AVAILABLE BALANCES IN STIP, AS DETERMINED BY THE STATE COMPTROLLER. AVAILABLE BALANCES INCLUDE MONEY IN THE STATE’S GOVERNMENTAL FUNDS AND A RELATIVELY SMALL AMOUNT OF OTHER MONEYS BELONGING TO THE STATE. SEVERAL ACCOUNTS IN DEBT SERVICE FUNDS AND CAPITAL PROJECTS FUNDS THAT ARE PART OF ALL GOVERNMENTAL FUNDS ARE EXCLUDED FROM THE BALANCES DEEMED AVAILABLE IN STIP. THESE EXCLUDED FUNDS CONSIST OF BOND PROCEEDS AND MONEY OBLIGATED FOR DEBT SERVICE PAYMENTS.

AS OF NOVEMBER 24, 2014, THE DOB EXPECTED THAT THE STATE WOULD HAVE SUFFICIENT LIQUIDITY TO MAKE PAYMENTS AS THEY BECOME DUE THROUGHOUT FISCAL YEAR 2015, BUT THAT THE GENERAL FUND MIGHT, FROM TIME TO TIME ON A DAILY BASIS, NEED TO BORROW RESOURCES TEMPORARILY FROM OTHER FUNDS IN STIP. THE STATE CONTINUES TO RESERVE MONEY ON A QUARTERLY BASIS FOR DEBT SERVICE PAYMENTS THAT ARE FINANCED WITH GENERAL FUND RESOURCES. MONEY TO PAY DEBT SERVICE ON BONDS SECURED BY DEDICATED RECEIPTS, INCLUDING PERSONAL INCOME TAX BONDS AND SALES TAX BONDS, CONTINUES TO BE SET ASIDE AS REQUIRED BY LAW AND BOND COVENANTS.

PENSION AMORTIZATION

Under legislation enacted in August 2010, the State and local governments may amortize (defer paying) a portion of their annual pension costs beginning in fiscal year 2011. Amortization temporarily reduces the pension costs that must be paid by public employers in a given fiscal year, but results in higher costs overall when repaid with interest.

The 2010 legislation enacted a formula to set an amortization threshold rate for each year. The amortization rate (the “graded rate”) may increase or decrease in the direction of the actuarial contribution rate (the “normal rate”) by up to one percentage point annually. Pension contribution costs in excess of the graded rate may be amortized. Amortization is permitted in all years if the normal rate is greater than the graded rate. However, when the graded rate equals or exceeds the normal rate, amortization is not allowed.

The fiscal year 2016 pension contribution rates released by the Office of the State Comptroller (“OSC”) on September 2, 2014 reflected an annual decline from 20.1 percent to 18.2 percent for Employees’ Retirement System (“ERS”) and from 27.6 percent to 24.7 percent for the Police and Fire Retirement System (“PFRS”). However, the rates were higher than anticipated by the DOB (14.2 percent for ERS and 20.8 percent for PFRS), which had based its projections on the prior year actuarial assumptions of the Retirement Systems’ Actuary. The higher-than-anticipated fiscal year 2016 contribution rates are primarily attributable to the use of the MP-2014

Mortality Improvement Scale (“MP-2014”) actuarial assumptions, which compared to prior year actuarial assumptions, reflect longer life expectancies for pension beneficiaries and result in increased pension plan liabilities.

The State is required to begin repayment on each new amortization in the fiscal year immediately following the year in which the deferral was made. The full amount of the amortization, with interest, must be repaid within ten years, but the amount can be paid-off sooner. The annual interest rate on each new amortization is determined by the Office of the State Comptroller, and is fixed for the entire term of the deferral.

In fiscal year 2014, the State made a total pension payment to the New York State and Local Retirement System (“NYSLRS”) of $1.62 billion and $814 million was amortized (the maximum amount legally allowable). The total payment included an additional $119.4 million to pay off the 2010 Retirement Incentive and other outstanding liabilities. In addition, the State’s Office of Court Administration (“OCA”) made a total pension payment of $269 million and $123 million was amortized (the maximum amount legally allowable). This included an additional $7 million to pay off the 2005 pension amortization liability. The total deferred amount—$937 million—will be repaid with interest over the next ten years, beginning in fiscal year 2015.

For amounts amortized in fiscal years 2011, 2012, 2013 and 2014, the State Comptroller set interest rates of 5 percent, 3.75 percent, 3 percent, and 3.67 percent, respectively. The Financial Plan assumes that both the State and the OCA are expected to also elect to amortize pension costs in fiscal year 2015 and beyond, consistent with the provisions of the authorizing legislation, and repay such amounts at an interest cost assumed by the DOB to be 3.15 percent per annum over ten years from the date of each deferred payment.

Consistent with these amortization assumptions, Part TT of Chapter 57 of the Laws of 2010 requires that: (a) the State make additional contributions in upcoming fiscal years, above the actuarially required contribution (starting in fiscal year 2022) and (b) once all outstanding amortizations are paid off, additional contributions be set aside as reserves for rate increases, to be invested by the State Comptroller and used to offset future rate increases.

OTHER POST-EMPLOYMENT BENEFITS (“OPEB”)

State employees become eligible for post-employment benefits (e.g., health insurance) if they reach retirement while working for the State, are enrolled in the New York State Health Insurance Program (“NYSHIP”), or are enrolled in the NYSHIP opt-out program at the time they have reached retirement, and have at least ten years of eligible service for NYSHIP benefits. The cost of providing post-retirement health insurance is shared between the State and the retired employee. Contributions are established by law and may be amended by the Legislature. The State pays its share of costs on a pay-as-you-go basis as required by law.

In accordance with the Governmental Accounting Standards Board (“GASB”) Statement 45, the State must perform an actuarial valuation every two years for purposes of calculating OPEB liabilities. As disclosed in Note 13 of the State’s Basic Financial Statements for fiscal year 2014, the State’s Annual Required Contribution (“ARC”) represents the projected annual level of funding that, if set aside on an ongoing basis, is anticipated to cover normal costs each year and to amortize any unfunded liabilities of the plan over a period not to exceed 30 years. Amounts required but not actually set aside to pay for these benefits are accumulated, with interest, as part of the net OPEB obligation, after adjusting for amounts previously required.

As reported in the State’s Basic Financial Statements for fiscal year 2014, the projected unfunded actuarial accrued liability for fiscal year 2014 is $68.2 billion ($54.3 billion for the State and $13.9 billion for SUNY), an increase of $1.7 billion from fiscal year 2013 (attributable entirely to SUNY). The unfunded actuarial accrued liability for fiscal year 2014 used an actuarial valuation of OPEB liabilities as of April 1, 2012. These valuations were determined using the Frozen Entry Age actuarial cost method, and are amortized over an open period of 30 years using the level percentage of projected payroll amortization method.

The actuarially determined annual OPEB cost for fiscal year 2014 totaled $3.0 billion ($2.3 billion for the State and $0.7 billion for SUNY), a decline of $390 million from fiscal year 2013 ($322 million for the State and $68 million for SUNY). The actuarially determined cost is calculated using the Frozen Entry Age actuarial cost method, allocating costs on a level basis over earnings. The actuarially determined cost was $1.5 billion ($1.0 billion for the State and $0.5 billion for SUNY) greater than the cash payments for retiree costs made by the State in fiscal year 2014. This difference between the State’s pay-as-you-go costs, and the actuarially determined required annual contribution under the Governmental Accounting Standards Bureau Statement 45, reduced the State’s net asset condition at the end of fiscal year 2014 by $1.5 billion.

The Governmental Accounting Standards Bureau does not require the additional costs to be funded on the State’s budgetary (cash) basis, and no funding is assumed for this purpose in the Updated Financial Plan. The State continues to finance these costs, along with all other employee health care expenses, on a pay-as-you-go basis.

As of November 24, 2014, there was no provision in the Updated Financial Plan to fund the actuarial required contribution for OPEB. If the State began making the actuarial required contribution, the additional cost above the pay-as-you-go amounts would be lowered. The State’s Health Insurance Council, which consists of the Governor’s Office of Employee Relations (“GOER”), Civil Service and the DOB, will continue to review this matter and seek input from the State Comptroller, the legislative fiscal committees and other outside parties. However, it is not expected that the State will alter its planned funding practices in light of existing fiscal conditions.

Financial Settlements

The State periodically receives proceeds from financial settlements that are primarily deposited to the General Fund. Based on recent experience, the Updated Financial Plan includes projections for an additional $625 million in proceeds, bringing the annual financial settlement estimate to $5.1 billion in fiscal year 2015.

As of November 24, 2014, the State had received $3.6 billion from BNP Paribas, $715 million from Credit Suisse AG, $300 million from Bank of America, $300 million from Standard Chartered, $50 million from MetLife Parties, $25 million from PricewaterhouseCoopers, $20 million from AXA Equitable and $92 million from Citigroup (State Share). The Updated Financial Plan assumes settlements in the upcoming fiscal years of approximately $250 million in fiscal year 2016, and $100 million each for fiscal year 2017 and fiscal year 2018. There can be no assurance that settlement proceeds in upcoming fiscal years will be received by the State at the levels assumed in the Updated Financial Plan.

J. P. Morgan Securities LLC Settlement

Pursuant to a litigation settlement reached in November 2013 by J.P. Morgan Securities LLC, Bear Stearns and Washington Mutual, involving their packaging, marketing, sale, structuring, arrangements and issuance of mortgage-backed securities, J.P. Morgan agreed to an overall $13 billion settlement package with the United States, other Federal entities, and several states, including New York. The package included a $613 million settlement payment to the State and approximately $400 million for consumer relief for New York homeowners.

Consistent with the legal stipulations and legislation adopted in the Fiscal Year 2015 Enacted Budget, $613 million was received and deposited in a State escrow account on December 17, 2013 of which $23.5 million was subsequently transferred to the General Fund and $589.5 million to the newly created Mortgage Settlement Proceeds Trust Fund. The Fiscal Year 2015 Enacted Budget authorized the following distributions of the funds: (1) $440 million in accordance with an approved memorandum of understanding between the Executive and Legislature in consultation with New York State Homes and Community Renewal; (2) $81.5 million to be distributed in accordance with a plan developed by the Attorney General; and (3) $91.5 million in transfers to the General Fund over a four-year period.

LITIGATION

Litigation against the State may include potential challenges to the constitutionality of various actions. The State may also be affected by adverse decisions that are the result of various lawsuits. Such adverse decisions may not meet the materiality threshold to warrant individual description but, in the aggregate, could still adversely affect the Updated Financial Plan. For more information on litigation affecting the State, refer to the section entitled “Litigation and Arbitration” later in this appendix.

UPDATE ON STORM RECOVERY

In recent years, New York State has sustained damage from three powerful storms that crippled entire regions. In August 2011, Hurricane Irene disrupted power and caused extensive flooding to various New York State counties. In September 2011, Tropical Storm Lee caused flooding in additional New York State counties and, in some cases, exacerbated the damage caused by Hurricane Irene two weeks earlier. On October 29, 2012, Superstorm Sandy struck the East Coast, causing widespread infrastructure damage and economic losses to the greater New York region. The frequency and intensity of these storms presents economic and financial risks to the State. State claims for reimbursement for the costs of the immediate response are in process, and both recovery and future mitigation efforts have begun, largely supported by Federal funds. In January 2013, the Federal government approved approximately $60 billion in Federal disaster aid for general recovery, rebuilding and mitigation activity nationwide. The State anticipates receiving approximately one-half of this amount over the coming years for response, recovery, and mitigation costs. There can be no assurance that all anticipated Federal disaster aid described above will be provided to the State and its affected entities, or that such Federal disaster aid will be provided on the expected schedule.

CLIMATE CHANGE ADAPTATION

Climate change is expected to cause long-term threats to physical and biological systems. Potential hazards and risks related to climate change for the State include, among other things, rising sea levels, more severe coastal flooding and erosion hazards, and more intense storms. Storms in recent years, including Superstorm Sandy, Hurricane Irene, and Tropical Storm Lee, have demonstrated vulnerabilities in the State’s infrastructure, including mass transit systems, power transmission and distribution systems, and other critical lifelines, to extreme weather events, including coastal flooding caused by storm surges. Significant long-term planning and investment by the Federal government, State, and municipalities is expected to be needed to adapt existing infrastructure to the risks posed by climate change.

FINANCIAL CONDITION OF NEW YORK STATE LOCALITIES

The fiscal demands on the State may be affected by the fiscal conditions of New York City and potentially other localities, which rely in part on State aid to balance their budgets and meet their cash requirements. Certain localities outside New York City, including cities and counties, have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. In 2013, the Financial Restructuring Board for Local Governments was created to provide assistance to distressed local governments by performing comprehensive reviews and providing grants and loans as a condition of implementing recommended efficiency initiatives. For more information, see the section entitled “Authorities and Localities” later in this appendix.

BOND MARKET

Implementation of the Financial Plan is dependent on the State’s ability to market its bonds successfully. The State finances much of its capital spending in the first instance from the General Fund or STIP, which it then reimburses with proceeds from the sale of bonds. If the State cannot sell bonds at the levels (or on the timetable) expected in the capital plan, it can adversely affect the State’s overall cash position and capital funding plan. The success of projected public sales is expected to, among other things, be subject to prevailing market conditions. Future developments in the financial markets, including possible changes in Federal tax law relating to the taxation of interest on municipal bonds, as well as future developments concerning the State and public discussion of such developments, generally may affect the market for outstanding State-supported and State-related debt.

CAPITAL COMMITMENT PLAN

The State continues to implement the best practices put forth by the New York Works Task Force (the “Task Force”). The Task Force was formed in May 2012 to assist in the coordination of long-term capital planning among State agencies and public authorities. Consistent with the long-term planning goals of New York Works, the DOB formulated 10-year capital commitment and disbursement projections. The total commitment and disbursement levels permissible over the 10-year capital planning horizon reflect, among other things, projected capacity under the State’s statutory debt limit, anticipated levels of Federal aid, and the timing of capital activity based on known needs and historical patterns.

DEBT REFORM ACT LIMIT

The Debt Reform Act of 2000 (“Debt Reform Act”) restricts the issuance of State-supported debt to capital purposes only and limits such debt to a maximum term of 30 years. The Debt Reform Act limits the amount of new State-supported debt to 4 percent of State personal income and new State-supported debt service costs to 5 percent of All Funds receipts. The restrictions apply to all new State-supported debt issued since April 1, 2000. The cap on new State-supported debt outstanding began at 0.75 percent of personal income in fiscal year 2001 and was fully phased in at 4 percent of personal income during fiscal year 2011, while the cap on new State-supported debt service costs began at 0.75 percent of All Funds receipts in fiscal year 2001 and was fully phased in at 5 percent during fiscal year 2014.

For fiscal year 2014, the cumulative debt outstanding and debt service caps are 4.00 and 5.00 percent, respectively. As of November 24, 2014, the actual levels of debt outstanding and debt service costs continued to remain below the statutory caps. From April 1, 2000 through March 31, 2014 the State issued new debt resulting in $39.2 billion of debt outstanding applicable to the debt reform cap. This is approximately $3.6 billion below the statutory debt outstanding limitation. In addition, the debt service costs on this new debt totaled $3.8 billion in fiscal year 2014, or approximately $3.0 billion below the statutory debt service limitation.

The DOB expects that debt outstanding and debt service will continue to remain below the limits imposed by the Debt Reform Act. Based on the most recent personal income and debt outstanding forecasts, as of November 24, 2014, the available room under the debt outstanding cap is expected to decline from $3.6 billion in fiscal year 2014 to $438 million in fiscal year 2017. This includes the estimated impact of the bond-financed portion of the capital commitment levels included in the 10-year capital planning projections. Debt outstanding and debt service caps continue to include the existing SUNY Dormitory Facilities lease revenue bonds, which are backed by a general obligation pledge of SUNY. Bonds issued under the new SUNY Dormitory Facilities Revenue credit are not included in the State’s calculation of debt caps. Capital spending priorities and debt financing practices may be adjusted from time to time to preserve available debt capacity and stay within the statutory limits, as events warrant.

SECURED HOSPITAL PROGRAM

Under the Secured Hospital Program, the State entered into service contracts to enable certain financially distressed not-for-profit hospitals to have tax-exempt debt issued on their behalf to pay for the cost of upgrading their primary health care facilities. In the event of shortfalls in revenues to pay debt service on the Secured Hospital bonds (which include hospital payments made under loan agreements between the Dormitory Authority of the State of New York (“DASNY”) and the hospitals and certain reserve funds held by the applicable trustees for the bonds) the service contracts obligate the State to pay debt service, subject to annual appropriations by the Legislature, on bonds issued by DASNY through the Secured Hospital Program. As of March 31, 2014, there were approximately $351 million of bonds outstanding for this program.

The financial condition of hospitals in the State’s Secured Hospital Program continues to deteriorate. Of the four remaining hospitals in the program, one is experiencing significant operating losses that has impaired its ability to remain current on its loan agreement with DASNY. In relation to the Secured Hospital Program, the State’s contingent contractual obligation was invoked to pay debt service for the first time in fiscal year 2014, when $12 million was paid. The State also expects to pay debt service costs of $24 million in fiscal year 2015, approximately $29 million in both fiscal year 2016 and fiscal year 2017, and approximately $17 million in fiscal year 2018. As of November 24, 2014, these amounts are based on the actual experience of the participants in the program, and would cover the debt service costs for one hospital that, as of November 24, 2014, is not meeting the terms of its loan agreement with DASNY, a second hospital whose debt service obligation was discharged in bankruptcy before November 24, 2014, and a third hospital that, as of November 24, 2014, was closed. The State has estimated additional exposure of up to $31 million annually, if all hospitals in the program failed to meet the terms of their agreements with DASNY and if available reserve funds were depleted.

SUNY DOWNSTATE HOSPITAL AND LONG ISLAND COLLEGE HOSPITAL

In May 2011, the New York State Supreme Court issued an order (the “May 2011 Order”) that approved the transfer of real property and other assets of Long Island College Hospital (“LICH”) to a New York State not-for-profit corporation (“Holdings”), the sole member of which is SUNY. Subsequent to such transfer, Holdings leased the LICH hospital facility to SUNY University Hospital at Brooklyn (“Downstate Hospital”). In 2012, DASNY issued tax exempt State Personal Income Tax Revenue Bonds (“PIT Bonds”), to refund approximately $120 million in outstanding debt originally incurred by LICH and assumed by Holdings.

To address the deteriorating financial condition of Downstate Hospital, which had been caused in part by the deteriorating financial position of LICH, legislation adopted with the Fiscal Year 2014 Enacted Budget required the Chancellor of SUNY to submit to the Governor and the Legislature a multi-year sustainability plan for Downstate Hospital. Specifically, the legislation required the sustainability plan to: 1) set forth recommendations necessary to achieve financial stability for Downstate Hospital, and 2) preserve the academic mission of Downstate Hospital’s medical school. In accordance with this legislation, the Chancellor of SUNY submitted the sustainability plan for Downstate Hospital on May 31, 2013, and supplemented the plan with changes in a letter dated June 13, 2013. The supplemented plan was approved by both the Commissioner of Health and the Director of the Budget on June 13, 2013. Generally, the approved sustainability plan anticipates: (a) a significant restructuring of health care service lines at Downstate Hospital in order to achieve financial milestones assumed in the sustainability plan, and supported by State financial assistance from the State Department of Health; and (b) monetizing the LICH asset value to support the costs associated with Downstate Hospital exiting LICH operations. Consistent with the sustainability plan, as supplemented, SUNY, together with Holdings, issued a request for proposals (“RFP”) to provide healthcare services in or around the LICH facilities and to purchase the LICH real estate.

In 2013, State Supreme Court Judge Demarest, who issued the May 2011 Order, issued, sua sponte, certain additional orders that could have affected the validity of the May 2011 Order. Also, in 2013, State Supreme Court Judge Baynes issued a series of orders that, effectively, precluded SUNY from exiting LICH operations. On February 25, 2014, Judges Demarest and Baynes approved a settlement whereby all parties agreed to discharge their claims and the judges vacated their orders. Pursuant to the settlement, SUNY, together with Holdings, issued a new RFP seeking a qualified party to provide or arrange to provide healthcare services at LICH and to purchase the LICH property. The structure of the settlement also increases the likelihood that sufficient proceeds from the transaction will be available to support defeasance of the PIT Bonds by setting a minimum purchase price.

In accordance with the settlement, as of November 24, 2014, Holdings had entered into a purchase and sale agreement with FPG Cobble Hill Acquisitions, LLC, an affiliate of Fortis Property Group, LLC (also party to the agreement) which proposed to purchase the LICH property, and with NYU Hospitals Center who would provide both interim and long-term healthcare services. The agreement has been approved by the Office of Attorney General and the Office of the State Comptroller. As of November 24, 2014, the sale of all or substantially all the assets of Holdings was subject to additional approvals. There can be no assurance that the resolution of the legal, financial, and regulatory issues surrounding LICH, including the payment of outstanding liabilities, will not have a materially adverse impact on SUNY.

STATE FINANCIAL PLAN PROJECTIONS

Fiscal Years 2015 Through 2018

This section presents the State’s updated multi-year Financial Plan projections for receipts and disbursements, reflecting the impact of the Fiscal Year 2015 Enacted Budget actions. This section includes fiscal year 2014 results and projections for fiscal year 2015 through fiscal year 2018, with an emphasis on fiscal year 2015 projections.

In evaluating the State’s multi-year operating forecast, it should be noted that the reliability of the estimates and projections as a predictor of the State’s future financial position is likely to diminish, the further removed such estimates and projections are from November 24, 2014. Accordingly, in terms of the out-year projections, the first out-year of the fiscal year 2015 budget, fiscal year 2016, is the most relevant from a planning perspective.

Summary

The Updated Financial Plan reflects the limitation of annual growth in State Operating Funds spending to 1.8 percent, consistent with the expectation of adherence with a 2 percent spending benchmark. In addition, as of November 24, 2014, the DOB estimated that the State would end fiscal year 2015 with a sizeable General Fund cash-basis surplus due to a series of unbudgeted financial settlements reached with several banks and insurance companies during the first half of the year. The Governor is developing options for using the surplus prudently. As of November 24, 2014, the DOB expected that a formal plan for use of the financial settlement monies, consistent with adherence to the 2 percent spending benchmark, would be proposed no later than the submission of the fiscal year 2016 Executive Budget.

The surplus projections for fiscal year 2016 and thereafter set forth in the Updated Financial Plan reflect the savings that the DOB estimates would occur if the Governor continues to propose, and the Legislature continues to enact, balanced budgets in future years that limit annual growth in State Operating Funds spending to no greater than 2 percent. If the 2 percent State Operating Funds spending benchmark is not adhered to, budget gaps may result.

Annual Spending Growth

As of November 24, 2014, the DOB estimated that spending in State Operating Funds would grow at 1.8 percent in fiscal year 2015, consistent with the 2 percent spending benchmark adopted by the current Administration in fiscal year 2012. As of November 24, 2014, All Funds spending, which includes spending from capital funds and Federal funds, was expected to increase by 1.5 percent from fiscal year 2014, excluding extraordinary Federal aid related to Superstorm Sandy5 and the implementation of the Affordable Care Act (“ACA”).

The Revenue Outlook

Receipts in fiscal year 2014 reflect:

•	Base receipts (adjusted for tax law changes) growth of 6.3 percent;

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A better than expected 2012 Tax Year personal income tax settlement, mainly the result of capital gains and income shifted from 2013 and other future years into 2012 in anticipation of higher Federal tax rates beginning in 2013;

•	December 2013 and January 2014 personal income tax estimated payments that exceeded expectations, likely the result of stock market results;

•	An increase in Real Estate Transfer Tax (“RETT”) collections growth, generally from improved conditions downstate;

•	Strong estate tax collections, also likely due in some degree to the increase in net worth generated by stock market and real estate gains;

•	Robust sales tax collection growth resulting, in part, from Superstorm Sandy recovery spending; and

•	Weaker business tax results, mainly from the banking sector, whose profits suffered from fines and increased mortgage rates that reduced taxable income.

Receipts in fiscal year 2015 are expected to reflect:

•	Base receipts (adjusted for law changes) growth of 3.2 percent; however, after factoring out the acceleration of tax refunds in 2014, tax receipts would decline on an annual basis;

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Personal income tax growth consistent with the estimated wage and personal income growth discussed above, but tempered by April 2014 settlement results that were lower than the prior year, increased refunds generated by the payback of tax credits deferred in the 2010- 2012 tax years, and tax cuts included in the Enacted Budget;

•	A return to trend taxable consumption growth after the above average growth experienced in fiscal year 2014;

•	Another decline in business tax receipts, due primarily to the credit deferral payback and Enacted Budget tax cuts;

•	A decline in estate tax receipts generated by Enacted Budget tax cuts; and

•	A slowdown in real estate transfer tax receipt growth consistent with long-term averages.

All Funds receipts in fiscal year 2015 are estimated at $145.8 billion, an increase of 5. 9 percent from fiscal year 2014’s results.

State tax receipts are expected to increase 0.7 percent in fiscal year 2015. This modest increase is due to enacted tax cuts and the repayment of tax credits deferred in Tax Years 2010-2012. Miscellaneous receipts growth in fiscal year 2015 is primarily due to newly identified one-time proceeds of approximately $4.5 billion

[5]	In October 2012, Superstorm Sandy caused widespread flooding, power failures, and wind damage to public and private property in New York City, Long Island, and other downstate areas. Public infrastructure, including mass transit systems, public schools, and municipal buildings, sustained serious damage. The Financial Plan reflects Federal aid which is expected to flow to local governments, public authorities, and not-for-profits over the next several years to continue the State’s recovery from Superstorm Sandy.

from financial settlements with banks and insurers, which includes $3.6 billion from BNP Paribas, $715 million from Credit Suisse AG, $50 million from Metropolitan Life Insurance Company, $20 million from AXA Equitable and $92 million from Citigroup (State share). In addition to the financial settlements, the fiscal year 2015 General Fund total includes a deposit of $1 billion from the State Insurance Fund reserve release in connection with Workers’ Compensation law changes included in the Fiscal Year 2014 Enacted Budget, which is an increase of $750 million from the amount of the reserve released in fiscal year 2014. In other State funds, fiscal year 2015 miscellaneous receipts are driven by year-to-year variations to health care surcharges and other HCRA resources, licensing fees associated with commercial gaming, bond proceeds, atypical fines and the phase-out of the temporary utility assessment.

Consistent with the projected growth in the New York economy over the multi-year Financial Plan period, the personal income and consumption/use tax categories are expected to grow, even though business taxes and other taxes are expected to decline in some or all years due to the tax cuts and repayment of credits deferred.

After controlling for the impact of tax law changes, base tax revenue is projected to increase by 3.2 percent for fiscal year 2015 and 5.1 percent for fiscal year 2016.

In general, overall base growth in tax receipts is dependent on a multitude of factors. In general, base tax receipts growth rates are determined by economic changes, including, but not limited to, changes in interest rates, prices, wages, employment, non-wage income, capital gains realizations, taxable consumption, corporate profits, household net worth, real estate prices and gasoline prices. Federal law changes can influence taxpayer behavior, which also affect base tax receipts growth. State taxes account for approximately half of total All Funds receipts.

PERSONAL INCOME TAX

Personal income tax is by far New York State’s largest source of tax receipts, accounting for approximately 64 percent of estimated fiscal year 2015 State tax receipts. The State’s personal income tax structure conforms closely to the Federal structure, however with modifications for the inclusion or exclusion of certain income. New York allows either a standard deduction or itemized deductions, whichever is greater. Although New York generally conforms to Federal rules pertaining to itemized deductions, the State imposes some additional limitations, mainly for high income taxpayers.

In addition, the personal income tax structure includes various exclusions, exemptions, tax credits, and other statutory devices designed to adjust State tax liability. These tax expenditures reduce the amount of a taxpayer’s liability to the State by providing either economic incentives or tax relief to particular entities to achieve a public purpose.

Overall base growth in personal income tax receipts is dependent on the forecast of economic changes, including, but not limited to, changes in wages, employment, nonwage income, and capital gains realizations.

All Funds income tax receipts for fiscal year 2015 are projected to be $43.7 billion, an increase of $774 million (1.8 percent) from fiscal year 2014 results. This primarily reflects increases in withholding and estimated payments attributable to the 2014 tax year, partially offset by a substantial decline in tax year 2013 extension payments.

As of November 24, 2014, withholding in fiscal year 2015 was projected to be $1.8 billion (5.3 percent) higher compared to fiscal year 2014, due mainly to moderate wage growth. Extension payments are estimated to decline by $1.8 billion (34.9 percent) due to a combination of reduced capital gains realizations relative to tax year 2012 and taxpayer behavior not influenced by impending Federal law changes. The capital gains acceleration into tax year 2012 at the expense of tax year 2013 and thereafter, which was done in anticipation of the increase in Federal income tax rates between 2012 and 2013, served to create an inflated extension payments base. This income shifting was coupled with unusually high tax year 2012-related (fiscal year 2014) extension overpayments, leading to a significant tax year 2013-related (fiscal year 2015) extension payments decline. Estimated payments for tax year 2014 are projected to be $705 million (7.5 percent) higher. Final return payments and delinquencies are projected to be $229 million (9.6 percent) lower and $71 million (6 percent) higher, respectively.

As of November 24, 2014, the decline in total refunds of $255 million (3 percent) reflects a $328 million (15.8 percent) decrease in tax year 2014 refunds, a $560 million (10.4 percent) decrease in prior (tax year 2013) refunds, a $35 million decrease in previous (tax year 2012 and earlier) refunds, and a $117 million (19 percent) decline in the State-City offset, partially offset by $785 million in advanced payments for the Family Tax Relief credit and the newly enacted Real Property Tax Freeze credit.

General Fund income tax receipts are net of deposits to the School Tax Relief (“STAR”) Fund, which provides property tax relief, and the Revenue Bond Tax Fund (“RBTF”), which supports debt service payments on State personal income tax revenue bonds. As of November 24, 2014, General Fund income tax receipts for fiscal year 2015 of $29.4 billion were expected to increase by $508 million (1.8 percent) from the prior year, mainly reflecting the increase in All Funds receipts noted above. RBTF deposits were projected to be $10.9 billion and the STAR transfer was projected to be $3.4 billion.

As of November 24, 2014, All Funds income tax receipts for fiscal year 2016 of $46.8 billion were projected to increase $3.1 billion (7.1 percent) from the prior year. This primarily reflects increases of $2.3 billion (6.4 percent) in withholding, $788 million (7.8 percent) in estimated payments related to tax year 2015, and $574 million (17 percent) in extension payments related to tax year 2014, partially offset by a $738 million (8.8 percent) increase in total refunds. The growth in withholding is the result of projected wage growth of 4.7 percent. The strong growth in extension payments represents a rebound following a decline in fiscal year 2015. The growth in total refunds is primarily attributable to growth in prior (tax year 2014) refunds, following a deflated fiscal year 2015 base which would have been $328 million higher absent the increase in the administrative cap on refunds between January and March 2014. Payments from final returns were expected to increase $162 million (7.5 percent), while delinquencies were projected to increase $47 million (3.8 percent) from the prior year.

As of November 24, 2014, General Fund income tax receipts for fiscal year 2016 of $31.6 billion were projected to increase by $2.3 billion (7.7 percent). RBTF deposits were projected to be $11.7 billion, and the STAR transfer is projected to be $3.5 billion.

As of November 24, 2014, All Funds income tax receipts of $50 billion in fiscal year 2017 were projected to increase $3.2 billion (6.8 percent) from the prior year. Gross receipts were projected to increase 6.4 percent and reflect withholding that was projected to grow by $2.1 billion (5.6 percent) and estimated payments related to tax year 2016 that were projected to grow by $802 million (7.3 percent). Payments from extensions for tax year 2015 were projected to increase by $422 million (10.7 percent) and final returns were expected to increase $202 million (8.7 percent). Delinquencies were projected to increase $45 million (3.5 percent) from the prior year. Total refunds were projected to increase by $358 million (3.9 percent) from the prior year.

As of November 24, 2014, General Fund income tax receipts for fiscal year 2017 of $33.9 billion were projected to increase by $2.3 billion (7.3 percent).

As of November 24, 2014, All Funds income tax receipts were projected to increase by $2.4 billion (4.9 percent) in fiscal year 2018 to reach $52.5 billion, while General Fund receipts were projected to be $35.7 billion.

CONSUMPTION/USE TAXES

As of November 24, 2014, All Funds consumption/use tax receipts for fiscal year 2015 were estimated to be $15.3 billion, a $213 million (1.4 percent) increase from fiscal year 2014 results. Sales tax receipts were expected to increase by $327 million (2.6 percent) from fiscal year 2014, resulting from 4.1 percent base (i.e., absent law changes) growth partially offset by law changes enacted with the fiscal year 2015 and previous fiscal year budgets. Cigarette and tobacco tax collections were estimated to decline by $154 million (10.6 percent), primarily reflecting greater than trend declines in cigarette consumption (particularly in New York City) and cigar tax refunds resulting from, in part, a non-binding Administrative Law Judge Determination (Matter of Davidoff of Geneva, Inc.). Motor fuel tax collections were expected to increase by $14 million (3 percent), reflecting a rebound from a fiscal year 2014 decline caused by severe winter weather.

As of November 24, 2014, General Fund consumption/use tax receipts for fiscal year 2015 were estimated to total over $6.6 billion, an increase of $65 million (1 percent) from fiscal year 2014. This increase largely reflects increased sales tax collections offset by greater than trend declines in cigarette collections and cigar tax refunds.

As of November 24, 2014, All Funds consumption/use tax receipts for fiscal year 2016 were projected to be $15.9 billion, an increase of $544 million (3.6 percent) from fiscal year 2015 projections. The $533 million (4.1 percent) increase in sales tax receipts reflected sales tax base growth of 4 percent due to strong projected disposable income growth. Highway use tax receipts were expected to increase by $9 million (6.6 percent) as fiscal year 2016 is a triennial renewal year.

As of November 24, 2014, General Fund consumption/use tax receipts were projected to total $6.9 billion in fiscal year 2016, a $282 million (4.3 percent) increase from fiscal year 2015 projections. The projected increase resulted from increases in sales, cigarette and tobacco, and alcoholic beverage tax receipts. The projected increase in cigarette and tobacco tax receipts was the result of an artificially low fiscal year 2015 base created by the cigar tax refunds mentioned earlier.

As of November 24, 2014, All Funds consumption/use tax receipts were projected to increase to $16.3 billion (2.8 percent) in fiscal year 2017 and $16.8 billion (3 percent) in fiscal year 2018, largely representing base growth in sales tax receipts, offset slightly by trend declines in cigarette tax collections.

General Fund sales and use tax receipts are net of deposits to the Local Government Assistance Tax Fund (25 percent), and the Sales Tax Revenue Bond Fund (25 percent), which supports debt service payments on State sales and use tax revenue bonds. Receipts in excess of the debt service requirements of the funds and the local assistance payments to New York City, or its assignee, are transferred back to the General Fund.

As of November 24, 2014, General Fund consumption/use tax receipts were projected to increase to $7.1 billion (3.2 percent) in fiscal year 2017 and $7.4 billion (3.4 percent) in fiscal year 2018, reflecting the All Funds trends noted above.

Business Taxes

As of November 24, 2014, All Funds business tax receipts for fiscal year 2015 were estimated at $7.7 billion, a $547 million (6.6 percent) decrease from prior year results. The estimate reflected a decline resulting from the first year of the Tax Year 2010-2012 tax credit deferral payback to taxpayers (an incremental refund increase of $273 million) and enacted tax reductions for manufacturers which are estimated to reduce All Funds receipts by $223 million. Growth in the bank and insurance taxes was offset by declines in the corporate franchise tax (for the reasons stated below), the corporation and utilities tax and the petroleum business tax.

As of November 24, 2014, corporate franchise tax receipts were estimated to decrease by $1.5 billion (40.3 percent) in fiscal year 2015, reflecting the refund increment noted above ($273 million), and tax cuts for manufacturers enacted in the fiscal year 2014 and fiscal year 2015 budgets. The Fiscal Year 2014 Enacted Budget phased-in a 25 percent tax cut on all four manufacturing tax bases beginning in tax year 2014. Additionally, the Fiscal Year 2015 Enacted Budget reduced the entire net income tax rate to zero percent for qualified manufacturers effective for tax year 2014. The impact of these two actions is estimated to reduce fiscal year 2015 receipts by a total of $223 million from fiscal year 2014 receipts. In addition to these actions, audit receipts were expected to be $657 million (56.7 percent) lower. Additionally, refunds excluding the credit deferral payback were estimated to increase $228 million.

As of November 24, 2014, corporation and utilities tax receipts were expected to decline by $8 million (1 percent) in fiscal year 2015. Both gross receipts and audits were expected to decline from the prior year. The telecommunications sector was expected to show no growth from the prior year as consumers continue to increase their use of smart phones and social networks to communicate. Based on industry information, data revenue per user exceeded voice revenue per user for the first time at the end of calendar year 2013. Data revenue was nontaxable due to a State exemption enacted in 1998. It is expected that this trend will continue into calendar year 2014. Utility revenue was expected to increase slightly from the prior year which partially offsets the loss of payments made under section 186 of the Tax Law due to the Long Island Power Authority (“LIPA”) restructuring that was enacted in the 2013 legislative session. Additionally, refunds were expected to be much lower in fiscal year 2015 due to an atypically large refund that was paid in fiscal year 2014.

As of November 24, 2014, insurance tax receipts were expected to increase by $90 million (6.2 percent) in fiscal year 2015. Strength in premiums growth from authorized insurers as well as unauthorized (excess line brokers) insurers was expected to be partially offset by the impact of the State’s transition of the prescription drug, hospital and mental health portions of the Empire Plan to self-insurance on January 1, 2014. The medical portion of the Empire Plan was transitioned to self-insurance on January 1, 2013. This transition reduces insurance tax receipts since State and local governments no longer remit the insurance tax as part of premium payments. Additionally, audits were expected to be higher and refunds lower in fiscal year 2015 than in fiscal year 2014.

As of November 24, 2014, bank tax receipts were estimated to increase by $922 million (87.8 percent) in fiscal year 2015. Gross receipts were expected to grow 27.4 percent in fiscal year 2015 as liability year 2014 rebounds from a weak 2013. Additionally, audit receipts were expected to increase nearly $676 million based on receipts.

As of November 24, 2014, petroleum business tax receipts were expected to decrease by $15 million (1.3 percent) in fiscal year 2015, primarily due to the 0.8 percent decrease in petroleum business tax rates effective January 2014 and the estimated 4 percent decrease in petroleum business tax rates effective January 2015. These declines were partially offset by an expected rebound in taxable fuel consumption from fiscal year 2014 results that were depressed by severe winter weather.

As of November 24, 2014, General Fund business tax receipts for fiscal year 2015 of $5.5 billion were estimated to decrease by $555 million (9.2 percent) from fiscal year 2014 results, reflecting the All Funds trends discussed above.

The massive decline in bank tax receipts and the commensurate large increase in corporate franchise tax receipts beginning in fiscal year 2016 are the result of the repeal of the bank tax and resultant imposition of the corporate franchise tax on former bank taxpayers effective for tax year 2015. All Funds business tax receipts for fiscal year 2016 of $8 billion are projected to increase by $267 million (3.5 percent) from the prior year. This year-over-year increase primarily reflects higher audits and lower refunds (the second year of the credit deferral payback to taxpayers is smaller than the amount estimated to be paid out in fiscal year 2015). Additionally, gross receipts are expected to grow 2.3 percent. Petroleum business tax receipts are expected to decrease $40 million (3.5 percent) in fiscal year 2016, primarily due to the estimated 4 percent decrease in petroleum business tax rates effective January 1, 2015 noted above and expected declines in taxable motor fuel consumption due to declining vehicle miles traveled and increases in average vehicle fuel efficiency.

As of November 24, 2014, General Fund business tax receipts for fiscal year 2016 of $5.7 billion were projected to increase $237 million (4.3 percent), reflecting the All Funds trends discussed above.

All Funds business tax receipts for fiscal year 2017 and fiscal year 2018 reflect projected trends in corporate profits, taxable insurance premiums, electric utility consumption and prices, the consumption of taxable telecommunications services, and automobile fuel consumption and fuel prices. All Funds business tax receipts were projected to decrease to $7.9 billion (0.9 percent) in fiscal year 2017, and increase to $8.1 billion (2.2 percent) in fiscal year 2018. General Fund business tax receipts are expected to decrease to $5.6 billion (2.1 percent) in fiscal year 2017 and increase to $5.7 billion (2.1 percent) in fiscal year 2018. The decrease in fiscal year 2017 primarily reflects the reduction of the corporate entire net income tax rate to 6.5 percent from 7.1 percent that was implemented as part of corporate tax reform in the Fiscal Year 2015 Enacted Budget.

Other Taxes

As of November 24, 2014, All Funds other tax receipts for fiscal year 2015 were estimated to be nearly $2.2 billion, a $14 million (0.6 percent) decrease from fiscal year 2014 results. This reflected a $58 million (4.7 percent) decrease in estate tax receipts, partially offset by a $44 million (4.8 percent) increase in real estate transfer tax receipts. The estate tax decrease was primarily the result of Fiscal Year 2015 Enacted Budget legislation that raised the exemption level from $1 million to $5.25 million over a four-year period and an expected return (i.e., reduction) in fiscal year 2015 to a number of super-large estate payments (payments of over $25 million) consistent with long- term trends. The real estate transfer tax estimate reflects both an increase in the volume of transactions in New York City and modest price growth compared to the prior year.

As of November 24, 2014, General Fund other tax receipts were expected to be nearly $1.2 billion in fiscal year 2015, a $58 million (4.6 percent) decrease from fiscal year 2014 results, reflecting the estate tax change noted above.

As of November 24, 2014, All Funds other tax receipts for fiscal year 2016 were projected to be $2.2 billion, a $25 million (1.2 percent) increase from fiscal year 2015 projections. This reflected projected growth in the real estate transfer tax receipts due to projected growth in both the residential and commercial real estate markets, particularly in New York City, partially offset by a decline in projected estate tax receipts due to the continued phase in of the increased exemption level.

As of November 24, 2014, General Fund other tax receipts were expected to total nearly $1.2 billion in fiscal year 2016, reflecting the $40 million (3.4 percent) decrease in estate tax receipts noted above.

As of November 24, 2014, All Funds other tax receipts for fiscal year 2017 were projected to decrease to just over $2.1 billion (1.7 percent) from fiscal year 2016, then increase to nearly $2.2 billion (0.9 percent) in fiscal year 2018. This overall change is the result of the continued phase in of the estate tax cut and the increasing value of property transfers. General Fund other tax receipts for fiscal year 2017 and fiscal year 2018 are projected to decrease by 8.2 percent and 4.7 percent, respectively, due to the projected decline in estate tax receipts noted above.

Miscellaneous Receipts and Federal Grants

All Funds miscellaneous receipts include monies received from the Health Care Reform Act (“HCRA”) financing sources, SUNY tuition and patient income, lottery receipts for education, assessments on regulated industries, tribal-state compact revenue, financial settlements and a variety of fees and licenses.

As of November 24, 2014, All Funds miscellaneous receipts were estimated to total $30.5 billion in fiscal year 2015, an increase of 25.7 percent from prior year results. This increase was primarily due to newly identified one-time proceeds of approximately $5.1 billion from financial settlements with banks and insurers, which includes $3.6 billion from BNP Paribas, $715 million from Credit Suisse AG, $300 million from Standard Chartered Bank, $300 million from Bank of America, $50 million from MetLife Parties, $25 million from PricewaterhouseCoopers, $20 million from AXA Equitable and $92 million from Citigroup (State share). In addition to the financial settlements, the fiscal year 2015 General Fund total includes a deposit of $1 billion from the State Insurance Fund reserve release in connection with Workers’ Compensation law changes included in the Fiscal Year 2014 Enacted Budget, which is an increase of $750 million from the amount received during the prior year. In other State funds, fiscal year 2015 miscellaneous receipts are driven by year-to-year variations to health care surcharges and other HCRA resources, licensing fees associated with commercial gaming, bond proceeds, atypical fines and the phase-out of the temporary utility assessment.

All Funds miscellaneous receipts are projected to decrease annually beginning in fiscal year 2016, mainly due to reduced transfers from the State Insurance Fund (“SIF”), the loss of one-time settlement revenues, the phase-out of the temporary utility assessment, and bond proceeds available to fund capital improvement projects.

Aid from the Federal government helps pay for a variety of programs including Medicaid, temporary and disability assistance, mental hygiene, school aid, public health, and other activities. Annual changes to Federal grants generally correspond to changes in Federally-reimbursed spending. Accordingly, the DOB typically projects Federal reimbursements are expected to be received in the State fiscal year in which spending occurs, but due to the variable timing of Federal grant receipts, actual results often differ from the plan.

As of November 24, 2014, All Funds Federal grants were expected to increase in fiscal year 2015, which was mainly driven by enhanced Federal Medicaid funding associated with the ACA. Federal grants were expected to grow to $49.8 billion by fiscal year 2018, reflecting the continuation of growth in Federal Medicaid spending associated with the ACA, partly offset by the expected phase-down of costs associated with Federal disaster assistance aid.

Receipts Revisions

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Financial Settlements: As of November 24, 2014, the State expected to receive a total of approximately $5.1 billion in fiscal year 2015 from financial settlements reached by the Department of Financial Services (the “DFS”), the Department of Law, and the Manhattan District Attorney’s Office. As of November 24, 2014, the State had received approximately $3.7 billion of the $5.1 billion expected under the settlements. The Enacted Budget Financial Plan assumed $275 million in receipts from financial settlements in fiscal year 2015. The Updated Financial Plan continues to assume settlements of $250 million in fiscal year 2016, and $100 million in both fiscal year 2017 and fiscal year 2018, unchanged from the State’s Annual Information Statement. The Updated Financial Plan does not reflect the consent order between DFS and Bank of Tokyo Mitsubishi UFJ, Ltd. (“BTMU”) dated November 18, 2014 or the consent order between DFS and AIG dated October 31, 2014.

The settlements consist of the following:

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BNP Paribas agreed to pay the State nearly $3.6 billion pursuant to (i) a June 29, 2014 consent order between DFS and BNP Paribas and (ii) a June 30, 2014 plea agreement between BNP Paribas and the New York County District Attorney in connection with conduct by BNP Paribas which violated U.S. national security and foreign policy and raised serious safety and soundness concerns for regulators, including the obstruction of governmental administration, failure to report crimes and misconduct, offering false instruments for filing, and falsifying business records. As of November 24, 2014, the State had received approximately $2.24 billion; the remaining payments were expected to be received by the State by the end of fiscal year 2015.

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Credit Suisse AG paid $715 million as a civil monetary penalty to the State pursuant to a May 18, 2014 consent order between DFS and Credit Suisse AG stemming from Credit Suisse AG’s decades-long operation of an illegal cross-border banking business whereby Credit Suisse AG knowingly and willfully aided thousands of U.S. clients in opening and maintaining undeclared accounts and concealing their offshore assets and income from the Internal Revenue Service and New York authorities.

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American Life Insurance Company (“ALICO”), Delaware American Life Insurance Company (“DelAm”), and MetLife, Inc. (“MetLife”) (collectively “MetLife Parties”) paid $50 million as a civil fine pursuant to a March 31, 2014 consent order between DFS and MetLife. The consent order was related to a DFS investigation into whether ALICO and DelAm conducted an insurance business in New York without a New York license and aided other insurers in conducting an insurance business in New York without a New York license.

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AXA Equitable Life Insurance Company (“AXA”) paid $20 million as a civil fine pursuant to a March 17, 2014 consent order between DFS and AXA. The consent order was related to whether AXA properly informed DFS regarding the implementation of its “AXA Tactical Manager” strategy.

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Citigroup paid $92 million to the State pursuant to a July 2014 settlement agreement to remediate harms to the State resulting from the packaging, marketing, sale, structuring, arrangement, and issuance of residential mortgage-backed securities and collateralized debt obligations. The settlement agreement was the result of investigations by Federal and State entities into Citigroup.

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Bank of America (“BofA”) paid $300 million to the State pursuant to an August 18, 2014 settlement agreement to remediate harms related to BofA’s violations of State law in connection with the packaging, origination, marketing, sale, structuring, arrangement, and issuance of residential mortgage-backed securities and collateralized debt obligations. The settlement agreement was the result of investigations by federal and state entities into Bank of America Corporation, Bank of America, N.A., and Banc of America Mortgage Securities, as well as their current and former subsidiaries and affiliates.

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Standard Chartered Bank, New York Branch (“SCB NY”) paid $300 million to the State pursuant to an August 19, 2014 consent order between the DFS and SCB NY for failure to fully comply with a September 21, 2012 consent order between the parties by operating with certain ineffective risk management systems for the identification and management of risks related to compliance with the Bank Security Act (“BSA”) and anti-money laundering (“AML”) laws, rules, and regulations, including BSA/AML risks related to U.S. dollar clearing for clients of SCB United Arab Emirates and SCB Hong Kong, among others.

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PricewaterhouseCoopers LLP (“PwC”) paid $25 million to the State pursuant to an August 14, 2014 settlement agreement between the DFS and PwC to (i) resolve the DFS’s investigation of PwC’s actions in performing certain consulting services for the Tokyo Branch of BTMU in 2007 and 2008, and (ii) establish the basis for a constructive relationship between the parties that will better protect investors and the public.

Other Receipts: As of November 24, 2014, the DOB also revised its estimate of payments the State expected to receive under the Tribal State Compact. The DOB had also made minor adjustments to receipts across tax categories that had no net Financial Plan impact.

Disbursements

As of November 24, 2014, total disbursements in fiscal year 2015 were estimated at $63.2 billion in the State’s General Fund and at $92.2 billion in total State Operating Funds. Over the multi-year Financial Plan, State Operating Funds spending projections assume Medicaid and School Aid are expected to grow at their statutorily-indexed rates. Medicaid, education, pension costs, employee and retiree health benefits, and debt service are significant drivers of annual spending growth.

The multi-year disbursements projections take into account various factors, including agency staffing levels, program caseloads, inflation, and funding formulas contained in State and Federal law. Factors that affect spending estimates vary by program. For example, public assistance spending is based primarily on anticipated caseloads that are estimated by analyzing historical trends and projected economic conditions. Projections account for the timing of payments, since not all of the amounts appropriated in the budget are disbursed in the same fiscal year. Consistent with past years, the aggregate spending projections (i.e., the sum of all projected spending by individual agencies) in state special revenue funds, as of November 24, 2014, had been adjusted downward in all fiscal years based on typical spending patterns and the observed variance between estimated and actual results over time.

Disbursement Revisions

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HCRA Surcharge Audit: As of November 24, 2014, a correction of HCRA surcharge overpayments made to the State, primarily for exempt Medicare-eligible services, was anticipated to reduce surcharge revenue and increase General Fund Medicaid costs by $17 million in fiscal year 2015. Future surcharge payments will be made under the corrected methodology, with an increased Financial Plan impact of $42 million expected during fiscal year 2016 due to the timing and scope of the audit.

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Statewide Combating Heroin Initiative: As of November 24, 2014, funding had been added to the Financial Plan to support a statewide initiative to combat the rise of heroin use. The initiative expected to include the addition of 100 investigators to the State Police Community Narcotics Enforcement Team (“CNET”), in order to combat heroin trafficking. Additionally, the State plans to make supplies of naloxone, an overdose antidote, available to all first responder units in the State.

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Higher Pension Contribution Rates: As of November 24, 2014, estimated State and Judiciary pension contributions for fiscal year 2016 have been increased by $355 million to account for the 2016 normal pension contribution rates released by OSC on September 2, 2014, which were substantially higher than the rates anticipated by the DOB (18.2 percent vs. 14.2 percent for the Employees’ Retirement System (“ERS”), and 24.7 percent versus 20.8 percent for the Police and Fire Retirement System (“PFRS”)). The DOB had based its projected pension contribution rates on prior year actuarial assumptions of the New York State and Local Retirement Systems’ Actuary. The higher than anticipated fiscal year 2016 rates were primarily attributable to the actuarial use of the new MP-2014 Mortality Improvement Scale (“MP-2014”) by the State Retirement Systems’ Actuary. Compared to the prior year actuarial assumptions, the MP-2014 reflects longer life expectancies for pension beneficiaries, and as a result, increased pension plan liabilities.

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Amortization of Pension Costs: As of November 24, 2014, the DOB-projected pension contribution rates for fiscal year 2016 reflected in the Enacted Budget Financial Plan did not exceed the statutorily set thresholds (the “graded rate”), and thus amortization would not have been permitted in fiscal year 2016. However, given the higher-than-anticipated 2016 contribution rates released by OSC, pension amortization was allowable in fiscal year 2016 and beyond. For planning purposes, as of November 24, 2014, the DOB expects to amortize in fiscal year 2016 ($395 million) and subsequent years. This cost would be repaid, with interest, over a ten-year period. As of November 24, 2014, a final decision on amortization is expected to be made as part of the fiscal year 2016 Executive Budget.

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Other: This category principally reflects technical revisions between agencies or Financial Plan reclassifications in limited areas such as the Office of General Services (“OGS”), the Department of Environmental Conservation, the Children and Family Services and the Mental Hygiene agencies.

LOCAL ASSISTANCE GRANTS

Local assistance spending includes payments to local governments, school districts, health care providers, and other entities, as well as financial assistance to, or on behalf of, individuals, families and not-for-profit organizations. Local assistance spending in State Operating Funds is estimated at $61.2 billion in fiscal year 2015 and accounts for nearly two-thirds of total State Operating Funds spending. Education and health care spending account for approximately two-thirds of local assistance spending.

EDUCATION

SCHOOL AID

School Aid helps support elementary and secondary education for New York pupils enrolled in 674 major school districts throughout the State. State funding is provided to districts based on statutory aid formulas and through reimbursement of categorical expenses such as bilingual education and education of homeless children. State funding for schools assists districts in meeting locally defined needs, supports the construction of school facilities, and finances school transportation for nearly three million students statewide.

SCHOOL YEAR (JULY 1—JUNE 30)

As of November 24, 2014, School Aid was expected to total $22.2 billion in School Year (“school year”) 2015, an increase of $1.1 billion (5.3 percent) from school year 2014. This increase was provided largely through $853 million of additional general operating support to school districts, consisting of a $602 million restoration in the Gap Elimination Adjustment (“GEA”) and a $251 million increase in Foundation Aid. Another $275 million supports increased reimbursement in expense-based aid programs (e.g., transportation, Board of Cooperative Educational Services, school construction) and other miscellaneous aid categories.

The Fiscal Year 2015 Enacted Budget also provides $340 million of recurring annual funding to support Statewide Universal Full-Day Pre-Kindergarten programs in order to incentivize and fund state-of-the-art programs and encourage creativity through competition. As of November 24, 2014, these programs were expected to begin in the fall of 2014.

Based on the final recommendations of the Governor’s New NY Education Reform Commission, the Fiscal Year 2015 Enacted Budget establishes a $20 million Teacher Excellence Fund and provides $5 million for additional Pathways in Technology Early College High School (“P-TECH”) grants.

FINALLY, THE FISCAL YEAR 2015 ENACTED BUDGET MAINTAINS THE TWO-YEAR APPROPRIATION THAT CONTINUES EDUCATION LAW PROVISIONS. SCHOOL AID IS PROJECTED TO INCREASE BY AN ADDITIONAL $864 MILLION (3.9 PERCENT) IN SCHOOL YEAR 2016 AND $1.1 BILLION (4.7 PERCENT) IN SCHOOL YEAR 2017. SCHOOL AID IS PROJECTED TO REACH AN ANNUAL TOTAL OF $25.4 BILLION IN SCHOOL YEAR 2018.

STATE FISCAL YEAR

The State finances School Aid from General Fund receipts and from Lottery Fund receipts, including video lottery terminals (“VLTs”), which are accounted for and disbursed from a dedicated account. Because the State fiscal year begins on April 1, the State typically pays approximately 70 percent of the annual school year commitment during the State fiscal year in which it is enacted, and pays the remaining 30 percent in the first three months of the following State fiscal year.

State spending for School Aid is projected to total $21.7 billion in fiscal year 2015. In future years, receipts available to finance this category of aid from core lottery sales are projected to remain stable. Beginning in fiscal year 2016, School Aid spending is slated to be supplemented by commercial gaming revenues. In addition to State aid, school districts receive approximately $3 billion annually in Federal categorical aid.

OTHER EDUCATION AID

In addition to School Aid, the State provides funding and support for various other education-related initiatives. These include: special education services; programs administered by the office of pre-kindergarten through grade 12 education programs; cultural education; higher and professional education programs; and adult career and continuing education services.

New York State provides a full spectrum of special education services to over 400,000 students with disabilities from ages 3 to 21. Major programs under the Office of Pre-kindergarten through Grade 12 address specialized student needs or reimburse school districts for education-related services, including the school lunch and breakfast program, after school programs and other educational grant programs. Higher and professional education programs monitor the quality and availability of postsecondary education programs and regulate the licensing and oversight of 50 professions. Adult career and continuing education services focus on the education and employment needs of New York State’s adult citizens, including ensuring that such individuals have access to a “one-stop” source for all of their employment needs and that they are made aware of the full range of services available in other agencies.

Special education growth is primarily driven by an increase in enrollment and an increase in the level of services ordered for students in the preschool special education and the summer school special education programs. In relation to special education programs, the Fiscal Year 2015 Enacted Budget advances targeted reforms to improve fiscal practices and service delivery. The decrease in other education spending for fiscal year 2016 relative to fiscal year 2015 is driven primarily by one-time costs associated with the timing of claims-based aid payments, and targeted aid and grants in fiscal year 2015.

SCHOOL TAX RELIEF (“STAR”) PROGRAM

The STAR program provides school tax relief to taxpayers by exempting the first $30,000 of every eligible homeowner’s property value from the local school tax levy. Lower-income senior citizens are expected to receive a $64,200 exemption in fiscal year 2015. The Department of Taxation and Finance oversees local property assessment administration, and is responsible for establishing STAR property tax exemption amounts.

The three components of STAR and their approximate shares in fiscal year 2015 are: the basic school property tax exemption for homeowners with income under $500,000 (56 percent); the enhanced school property tax exemption for senior citizen homeowners with incomes under $81,900 (26 percent); and a flat refundable credit and rate reduction for income-eligible New York City resident personal income taxpayers (18 percent).

Spending for the STAR property tax exemption reflects reimbursements made to school districts to offset the reduction in property tax revenues. As of November 24, 2014, the annual increase in a qualifying homeowner’s STAR exemption benefit was limited to 2 percent. New York City personal income taxpayers with annual incomes over $500,000 have a reduced benefit.

THE SPENDING GROWTH IS PRIMARILY A REFLECTION OF THE NUMBER OF STAR EXEMPTION RECIPIENTS WHO ARE EXPECTED TO PARTICIPATE IN THE PROGRAM.

HIGHER EDUCATION

Local assistance for higher education spending includes funding for the City University of New York (“CUNY”), the State University of New York (“SUNY”) and the Higher Education Services Corporation (“HESC”).

The State provides assistance for CUNY’s senior college operations, and works in conjunction with New York City to support CUNY’s community colleges. The CUNY system is the largest urban public university system in the nation. Funding for SUNY supports 30 community colleges across multiple campuses. The State also provides a sizeable benefit to CUNY and SUNY through the debt service it pays on bond-financed capital projects at the universities. State debt service payments for capital projects at SUNY and CUNY are expected to total about $1.2 billion in fiscal year 2015 (this is not reflected in the annual spending totals for the universities). The HESC administers the Tuition Assistance Program (“TAP”) that provides awards to income-eligible students. It also provides centralized processing for other student financial aid programs, and offers prospective students information and guidance on how to finance a college education. The financial aid programs that the HESC administers are funded by the State and the Federal government.

Annual growth by CUNY across the multi-year Financial Plan reflects the net impact of additional base operating support at community colleges and fringe benefit cost increases at senior colleges. Growth in HESC reflects the implementation of a new scholarship for science, technology, engineering and mathematics as well as a $165 per student increase to the maximum TAP award. SUNY local assistance reflects the net impact of additional base operating aid and enrollment changes at community colleges.

HEALTH CARE

Local assistance for health care-related spending includes Medicaid, statewide public health programs and a variety of mental hygiene programs. The State Department of Health (“DOH”) works with local health departments and social services departments, including New York City, to coordinate and administer statewide health insurance programs and activities. The majority of government-financed health care programs are included under the DOH, but many programs are supported through multi-agency efforts.

MEDICAID

Medicaid is a means-tested program that finances health care services for low-income individuals and long-term care services for the elderly and disabled, primarily through payments to health care providers. The Medicaid program is financed jointly by the State, the Federal government, and local governments. Eligible services include inpatient hospital care, outpatient hospital services, clinics, nursing homes, managed care, prescription drugs, home care, the Family Health Plus (“FHP”)6 program and services provided in a variety of community-based settings (including mental health, substance abuse treatment, developmental disabilities services, school-based services and foster care services).

In fiscal year 2012, legislation was enacted to limit the year-to-year growth in State funds Medicaid spending to the ten-year rolling average in the medical component of the Consumer Price Index. The statutory provisions of the Medicaid spending cap (or “Global Cap”) also allow for flexibility in adjusting Medicaid projections to meet unanticipated costs resulting from the event of a natural or other type of disaster. The Fiscal Year 2015 Enacted Budget reflects the continuation of the Medicaid spending cap for fiscal year 2015 and fiscal year 2016, and the Updated Financial Plan assumes that statutory authority will be extended in subsequent years. Allowable growth under the cap is 3.8 percent for fiscal year 2015. The DOB estimates the cap growth to be 3.6 percent in fiscal year 2016; 3.4 percent in fiscal year 2017; and 3.3 percent in fiscal year 2018 attributed to projected CPI reductions.

The Global Cap applies to a majority of the State share of Medicaid spending that is budgeted and expended principally through the DOH. However, the Global Cap excludes State costs associated with the takeover of local Medicaid growth and the multi-year assumption of local Medicaid Administration, as well as increased Federal financial participation that became effective in January 2014. State share Medicaid spending also appears in the Updated Financial Plan estimates for other State agencies, including the mental hygiene agencies, child welfare programs, education aid, and the Department of Corrections and Community Supervision (“DOCCS”).

The State share of DOH Medicaid spending is financed by a combination of the General Fund, HCRA, provider assessment revenue, and indigent care payments.

Beginning in fiscal year 2014, certain Office for People with Developmental Disabilities (“OPWDD”) related Medicaid costs were financed within available resources under the Global Cap to alleviate the financial

[6]	The Fiscal Year 2014 Enacted Budget eliminated the FHP program effective January 1, 2015. The majority of the population receiving health care benefits through FHP is expected to begin receiving more robust health care benefits through the Medicaid program, pursuant to new Medicaid eligibility thresholds and increased Federal payments pursuant to the ACA. The remaining FHP population, those above Medicaid levels, will be eligible for Federal tax credits in the New York State of Health insurance benefit exchange and the State will pay remaining out-of-pocket costs for these individuals up to previous FHP levels.

impact of reduced Federal revenue associated with the reimbursement of Medicaid costs at State-operated facilities providing developmental disability services. In fiscal year 2015, additional costs were funded under the cap to benefit the State Financial Plan. These costs were accommodated through the State’s implementation of the Medicaid Redesign Team (“MRT”) initiatives; cash management improvements; and the utilization of Federal resources associated with the ACA.

Fluctuation in enrollment, costs of provider health care services (particularly in managed care), and utilization levels drive higher Medicaid spending that must be managed within the Global Cap. The number of Medicaid recipients is expected to exceed 5.8 million by the end of fiscal year 2015, a 6.3 percent increase from the fiscal year 2014 caseload of 5.5 million, as of November 24, 2014. This expected growth is mainly attributable to expanded eligibility and enrollment pursuant to the ACA. Under the provisions of the ACA, which became effective in January 2014, the Federal government is expected to finance a greater share of Medicaid costs, the impact of which is expected to lower growth in the State share of Medicaid.

Office of Children and Family Services

The Office of Children and Family Services (“OCFS”) provides funding for foster care, adoption, child protective services, preventive services, delinquency prevention, and child care. OCFS oversees the State’s system of family support and child welfare services administered by social services departments and community-based organizations. Specifically, child welfare services, which are financed jointly by the Federal government, the State, and local districts, are structured to encourage local governments to invest in preventive services intended to reduce out-of-home placement of children. In addition, the Child Care Block Grant, which is also financed by a combination of Federal, State and local sources, supports child care subsidies for public assistance and low-income families.

As of September 4, 2014, OCFS spending in fiscal year 2015 was projected to decline from fiscal year 2014 levels, mainly due to a decrease in spending on Child Welfare Services that is attributable to lower estimated claims. Increased Day Care spending includes a $55 million subsidy increase and a drop in Federal aid that result in State share increase to maintain program funding. In addition, the Committees on Special Education growth is based on the five-year historical average of 4.5 percent pursuant to caseload changes and rate increases for both in-state and out-of-state placements.

PUBLIC HEALTH/AGING PROGRAMS

Public Health includes the Child Health Plus (“CHP”) program that finances health insurance coverage for children of low-income families up to the age of 19, the General Public Health Works (“GPHW”) program that reimburses local health departments for the cost of providing certain public health services, the Elderly Pharmaceutical Insurance Coverage (“EPIC”) program that provides prescription drug insurance to seniors, and the Early Intervention (“EI”) program that pays for services to infants and toddlers under the age of three with disabilities or developmental delays. Many public health programs, such as the EI and GPHW programs, are run by county health departments and reimbursed by the State for a share of program costs. The State spending projections do not include the county share of public health funding. In addition, a significant portion of HCRA spending is included under the public health budget.

The State Office for the Aging (“SOFA”) promotes and administers programs and services for New Yorkers 60 years of age and older. SOFA primarily oversees community-based services (including in-home services and nutrition assistance) provided through a network of county Area Agencies on Aging (“AAA”) and local providers.

The CHP spending is expected to grow in fiscal year 2015 due to forecasted caseload growth under the ACA. As CHP enrollment increases, initial costs are expected to be incurred by the State until enhanced Federal participation rates become effective beginning in fiscal year 2016. The Fiscal Year 2015 Enacted Budget holds CHP reimbursement rates in fiscal year 2015 at fiscal year 2014 levels.

GPHW spending growth in fiscal year 2015 is primarily attributable to the timing of a one-time recoupment from New York City which resulted in a lower fiscal year 2014 spending relative to historical patterns. Beginning in fiscal year 2015, spending growth is expected to be managed at moderate levels in part through lower projected county claiming, as well as through encouraging enrollment in other insurance for clinical prenatal care services supported through GPHW, as of November 24, 2014.

EPIC program spending is projected to decline through fiscal year 2016 due to enrollment changes. Growth in fiscal year 2017 and fiscal year 2018 reflects the expansion of the EPIC program based on increased income limits for services.

Program growth for Early Intervention in fiscal year 2015 is mainly due to additional funding provided with the Enacted Budget to reimburse certain pending claims. This growth is expected to remain flat through the remainder of the Updated Financial Plan, as enrollment is expected to be stable. Increased spending for HCRA programs starting in fiscal year 2015 is attributable to an additional $25 million annual subsidy for the Roswell Park Cancer Institute (“RPCI”), which is intended to offset the expiration of capital grant awards in order to maintain the level of State funding for the RPCI, as of November 24, 2014.

HCRA FINANCIAL PLAN

HCRA was established in 1996 to help finance a portion of State health care activities. Extensions and modifications to HCRA have financed new health care programs, including FHP and CHP. HCRA has also provided additional financing for the health care industry, including investments in worker recruitment and retention, and the Health Care Efficiency and Affordability Law for New Yorkers (“HEAL NY”) program for capital improvements to health care facilities (funding was completed during fiscal year 2014). HCRA authorization has been extended through fiscal year 2017, pursuant to legislation included in the Fiscal Year 2015 Enacted Budget.

HCRA receipts include surcharges and assessments on hospital revenues, a “covered lives” assessment paid by insurance carriers, and a portion of cigarette tax revenues. These resources are used to fund roughly 20 percent of the State Share of Medicaid, FHP, CHP, HEAL NY, EPIC, physician excess medical malpractice insurance, and Indigent Care payments, which provide funding to hospitals serving a disproportionate share of individuals without health insurance.

HCRA receipts are estimated to grow 1.6 percent on average through fiscal year 2018. Surcharge and assessment revenue is expected to increase due to expanded coverage under the ACA, and is slated to be dedicated to finance additional administrative costs associated with the New York State of Health Exchange. This growth is partly offset by projected declines in cigarette tax revenue due to declining tobacco consumption.

HCRA spending is expected to increase by $170 million in fiscal year 2015 and total $5.5 billion. The most significant areas of growth include additional financing of the State share of Medicaid costs; capital costs associated with the implementation of the new All Payers Claims Database (“APCD”) and Statewide Health Information Network for New York (“SHIN-NY”), which is expected to improve information capabilities and increase efficiency associated with health insurance claiming; and a $25 million increase in annual funding for the Roswell Park Cancer Institute (“RPCI”) to offset the expiration of other capital grant award funding.

The Fiscal Year 2015 Enacted Budget is expected to lower costs associated with certain programs financed with HCRA revenue, the most notable of which is a planned freeze of reimbursement rates associated with the CHP program for one year.

HCRA is expected to remain in balance over the multi-year projection period. Under the HCRA appropriation structure, spending reductions would occur if resources were insufficient to meet spending levels.

Any potential spending reductions could affect General Fund Medicaid Funding or HCRA programs. Conversely, any unanticipated balances or excess resources in HCRA are expected to finance Medicaid costs that would otherwise be paid from the General Fund.

MENTAL HYGIENE

The Department of Mental Hygiene is comprised of three independent agencies: the Office for People with Developmental Disabilities (“OPWDD”), the Office of Mental Health (“OMH”), and the Office of Alcoholism and Substance Abuse Services (“OASAS”). Services are administered to adults with serious and persistent mental illness; children with serious emotional disturbances; individuals with developmental disabilities and their families; persons with chemical dependencies; and individuals with compulsive gambling problems. These agencies provide services directly to their patients through State- operated facilities and indirectly through community service providers. The costs associated with providing these services are funded by reimbursement from Medicaid, Medicare, third-party insurance and State funding. Patient care revenues are pledged first to the payment of debt service on outstanding mental hygiene bonds, which were issued to finance improvements to infrastructure at mental hygiene facilities throughout the State, with the remaining revenue used to support State operating costs.

Legislation enacted in fiscal year 2013 established the Justice Center for the Protection of People with Special Needs, which has the primary responsibility for tracking, investigating and pursuing serious abuse/neglect complaints at facilities and provider settings operated, certified, or licensed by six State agencies.

Local assistance spending accounts for over 40 percent of total mental hygiene spending from State Operating Funds, and, as of November 24, 2014, was projected to grow by an average rate of 6.4 percent annually. The main factor driving this level of growth was the phase-down of the Mental Hygiene Stabilization Fund, whereby certain OPWDD-related Medicaid costs were funded under the Medicaid Global Cap. When adjusting for the phase-down of the Mental Hygiene Stabilization Fund, local program spending was expected to increase by an average annual rate of 4.9 percent, and was mainly attributable to increases in the projected State share of Medicaid costs and projected expansion of the various mental hygiene service systems, including costs associated with developing new OPWDD residential and non-residential services; expansions in community mental health services intended to reduce reliance on inpatient treatment; developing new opiate and heroin treatment and prevention programs; the New York/New York III Supportive Housing agreement; and community beds that, as of November 24, 2014, were under development for adult home and nursing home residents with mental illness. Additional out-year spending is assumed in Financial Plan estimates for costs associated with efforts to move individuals to the least restrictive setting possible, as well as several chemical dependence treatment and prevention initiatives for individuals receiving services through OASAS.

In fiscal year 2015, additional OPWDD-related Medicaid costs were funded under the cap to benefit the State Financial Plan. These costs were accommodated through the State’s implementation of the MRT initiatives; cash management improvements; and the utilization of Federal resources associated with the ACA.

The Fiscal Year 2015 Enacted Budget replaces the statutorily-indexed Cost of Living Adjustment (“COLA”) with a 2 percent increase, beginning in January 2015, to support salary increases for direct care and direct support workers and payments to foster/adoptive parents. Additionally, the Fiscal Year 2015 Enacted Budget also authorizes another 2 percent increase beginning in April 2015 for the same individuals, with the April 2015 increase expanded to also include clinical staff. In total, the Fiscal Year 2015 Enacted Budget commits $13 million in fiscal year 2015, growing to $122 million in fiscal year 2016 to support salary increases for the lowest paid not-for-profit workers and foster/adoptive parents.

As of November 24, 2014, spending estimates did not reflect any actions which may be needed to mitigate potentially adverse impacts to the Updated Financial Plan as a result of additional Federal Centers for Medicare and Medicaid Services (“CMS”) rate disallowances for services provided in State-operated developmental disability institutions. The State had requested reconsideration of the proposed CMS audit disallowance, noting among other things that CMS approved the State’s original claiming methodology. On November 21, 2014, the State received notification from HHS that the State’s request for reconsideration was denied. Following that notification, the State has 60 days to file a notice of appeal with the Departmental Appeals Board (“DAB”) with HHS. As of November 24, 2014, the State planned to pursue the DAB appeals process. There can be no assurance that the State will be successful in its appeal.

SOCIAL SERVICES

The Office of Temporary and Disability Assistance (“OTDA”) local assistance programs provide cash benefits and supportive services to low-income families. The State’s three main programs include Family Assistance, Safety Net Assistance and Supplemental Security Income (“SSI”). The Family Assistance program, which is financed by the Federal government, provides time-limited cash assistance to eligible families. The Safety Net Assistance program, financed by the State and local districts, provides cash assistance for single adults, childless couples, and families that have exhausted their five-year limit on Family Assistance imposed by Federal law. The State SSI Supplementation program provides a supplement to the Federal SSI benefit for the elderly, visually handicapped, and disabled.

As of October 1, 2014, the State was expected to assume responsibility for administration of the State’s SSI Supplementation program from the Federal government, which is expected to generate savings and result in an annual spending decline. The DOB estimates a decline in projected costs for public assistance due to an expected 2.8 percent annual decrease in average public assistance caseload, which is projected to total 564,167 recipients in fiscal year 2015. Approximately 249,131 families are expected to receive benefits through the Family Assistance program in fiscal year 2015, a decrease of 3.6 percent from fiscal year 2014. In the Safety Net program, an average of 120,186 families are expected to be helped in fiscal year 2015, a decrease of 4.2 percent from fiscal year 2014. The caseload for single adults/childless couples supported through the Safety Net program is projected at 194,850 in fiscal year 2015, a decrease of 0.8 percent from fiscal year 2014.

The Office of Children and Family Services (“OCFS”) provides funding for foster care, adoption, child protective services, preventive services, delinquency prevention, and child care. OCFS oversees the State’s system of family support and child welfare services administered by social services departments and community-based organizations. Specifically, child welfare services, which are financed jointly by the Federal government, the State, and local districts, are structured to encourage local governments to invest in preventive services intended to reduce out-of-home placement of children. In addition, the Child Care Block Grant, which is also financed by a combination of Federal, State and local sources, supports child care subsidies for public assistance and low-income families.

The OCFS spending in fiscal year 2015 is projected to decline from fiscal year 2014 levels, mainly due to a decrease in spending on Child Welfare Services that is attributable to lower estimated claims. Increased Day Care spending includes a $55 million subsidy increase and a drop in Federal aid that resulted in a State share increase to maintain program funding. In addition, the Committees on Special Education growth is based on the five-year historical average of 4.5 percent pursuant to caseload changes and rate increases for both in-state and out-of-state placements.

TRANSPORTATION

As of November 24, 2014, the Department of Transportation (“DOT”) was expected to provide $4.8 billion to support the operating costs of the Statewide mass transit systems financed from dedicated taxes and fees. The Metropolitan Transportation Authority (“MTA”), due to the size and scope of its transit and commuter rail systems, receives the majority of the statewide mass transit operating aid. In addition, the MTA receives operating support from the Mobility Tax and MTA Aid Trust Fund, authorized in May 2009 to collect regional taxes and fees imposed within the Metropolitan Commuter Transportation District (“MCTD”). The State collects these taxes and fees on behalf of, and disburses the entire amount to, the MTA to support the transit and commuter rail systems. Pursuant to legislation enacted in December 2011, the MTA payroll tax was eliminated for all elementary and secondary schools and small business operators within the MCTD, and the General Fund, as of November 24, 2014, provided additional annual support, subject to appropriation, to the MTA to make up for the resulting loss of revenue.

As of November 24, 2014, increased operating aid to the MTA and other transit systems reflected the current receipts forecast and the timing of resources due to transactional delays during fiscal year 2014.

The Fiscal Year 2015 Enacted Budget included legislative authorization to offset General Fund support for MTA-related debt service costs by transferring $30 million in dedicated resources from the Metropolitan Mass Transportation Operating Assistance (“MMTOA”) account to the General Debt Service Fund. The Updated Financial Plan also assumes that $20 million in MMTOA resources will be available to offset MTA-related debt service costs on an annual basis beginning in fiscal year 2016.

LOCAL GOVERNMENT ASSISTANCE

Direct aid to local governments includes the Aid and Incentives for Municipalities (“AIM”) program, which was created in fiscal year 2006 to consolidate various unrestricted local aid funding streams; miscellaneous financial assistance for certain counties, towns, and villages; and efficiency-based incentive grants provided to local governments.

Spending for AIM efficiency incentive grants increased over the multi-year period reflecting the anticipated awards from the Financial Restructuring Board for Local Governments.

AGENCY OPERATIONS

Agency operating costs include personal service, non-personal service, and General State Charges (“GSCs”). Personal service costs include the salaries of State employees of the Executive, Legislative, and Judicial branches; as well as the salaries of temporary/seasonal employees. Non-personal service costs reflect the cost of operating State agencies, including real estate rental, utilities, contractual payments (i.e., consultants, information technology (“IT”), and professional business services), supplies and materials, equipment, and telephone service. GSCs reflect the costs of fringe benefits (i.e., pensions, health insurance) provided to State employees and retirees of the Executive, Legislative and Judicial branches, and certain fixed costs paid by the State, such as taxes on public lands and litigation. Certain agency operations of Transportation and Motor Vehicles are included in the capital projects fund type and are not reflected in the State Operating Funds totals.

Approximately 94 percent of the State workforce is unionized. The largest unions include the Civil Service Employees Association (“CSEA”), which represents office support staff and administrative personnel, machine operators, skilled trade workers, and therapeutic and custodial care staff; the Public Employees Federation (“PEF”), which represents professional and technical personnel (i.e., attorneys, nurses, accountants, engineers, social workers, and institution teachers); the United University Professions (“UUP”), which represents faculty and non-teaching professional staff within the State University system; and the New York State Correctional Officers and Police Benevolent Association (“NYSCOPBA”), which represents security personnel (correction officers, safety and security officers).

The majority of State agencies are expected to hold personal service and non-personal service spending constant over the plan period. Costs from collective bargaining agreements, which include 2 percent salary increases in fiscal year 2015 and fiscal year 2016 (for certain unions), applicable lump sum payments, and repayment of a portion of the deficit reduction adjustment made to employee salaries, are expected to be funded from operational savings.

Gaming, health care, and SUNY are three areas expected to experience limited programmatic growth over the ensuing four years. The growth in gaming is attributable to activities related to casino development and oversight. Increases in the DOH are expected to be primarily driven by the State’s implementation of the New York State of Health insurance benefit exchange, the State’s insurance marketplace program as mandated by the ACA. Beginning in fiscal year 2015, program costs for New York State of Health insurance benefit exchange are partially offset by Federal grants; however, the DOH must fully absorb the start-up costs by fiscal year 2016. SUNY spending is driven by tuition funding and reflects anticipated operating needs.

Other year-over-year increases are technical in nature and reflect funding reclassifications or administrative reconciliations. For example, growth in Temporary and Disability Assistance reflects the reclassification of local assistance contracts to agency operation spending; while the consolidation of state agency IT functions into one central agency, IT Services, drives a higher cost in fiscal year 2015 compared to fiscal year 2014. In addition, the State’s workforce is paid on a bi-weekly basis, with weekly pay cycles that alternate between administrative and institutional payrolls. There are typically 26 pay periods in a fiscal year. In fiscal year 2016, employees on the institutional pay schedule will have one additional payroll.

In fiscal year 2015, $12.6 billion or 13.7 percent of the State Operating Funds Budget is projected to be spent on personal service costs and supports roughly 98,800 Full-Time Equivalents (“FTE”) employees under direct Executive control and another 15,100 employees of the Legislature and Judiciary. Roughly 75 percent of all personal service spending occurs in four areas: SUNY, the Mental Hygiene agencies, DOCCS, and Judiciary.

GENERAL STATE CHARGES

Employee fringe benefit payments, many of which are mandated by statute or collective bargaining agreements, include employer contributions for pensions, the State’s share of Social Security, health insurance, workers’ compensation, unemployment insurance and dental and vision benefits. The majority of employee fringe benefit costs are paid centrally from statewide appropriations. However, certain agencies, including the Judiciary and SUNY, directly pay all or a portion of their employees’ fringe benefit costs from their respective budgets. Employee fringe benefits paid through General State Charges (“GSCs”) are paid from the General Fund in the first instance, and then partially reimbursed by revenue collected from fringe benefit assessments on Federal funds and other special revenue accounts. The largest General Fund reimbursement comes from the mental hygiene agencies.

GSCs also include fixed costs for several categories including State payments in lieu of taxes, payments for local assessments on State-owned land and judgments against the State pursuant to the Court of Claims Act.

The Updated Financial Plan includes revised annual State pension contribution costs beginning in fiscal year 2016 to account for the implementation of new actuarial assumptions by the New York State and Local Retirement Systems’ Actuary, most notably to begin using the new MP-2014 Mortality Improvement Scale and the expectation that a portion of future contributions will be amortized as permissible by law. In total, as of November 24, 2014, State pension contribution costs have been increased by $770 million through fiscal year 2018 since the Fiscal Year 2015 Enacted Budget Financial Plan.

As of November 24, 2014, GSCs were projected to increase at an average annual rate of 4.9 percent over the Financial Plan period due mainly to projected growth in the employer share of costs for employee and retiree health insurance benefits, and the revised pension contribution costs. Fixed costs are projected to average approximately $394 million annually over the multi-year plan.

TRANSFERS TO OTHER FUNDS (GENERAL FUND BASIS)

General Fund transfers help finance the State’s share of Medicaid costs for mental hygiene facilities, debt service for bonds that do not have dedicated revenues, SUNY operating costs, certain capital initiatives, and a range of other activities.

A significant portion of the capital and operating expenses of DOT and the Department of Motor Vehicles (DMV) are funded from the Dedicated Highway and Bridge Trust Fund (“DHBTF”). The Fund receives various dedicated tax and fee revenues, including the petroleum business tax, motor fuel tax, and highway use taxes. The Updated Financial Plan includes transfers from the General Fund that effectively subsidize the expenses of the DHBTF. The subsidy is required because the cumulative expenses of the fund—capital and operating expenses of DOT and DMV, debt service on certain transportation bonds—exceed current and projected revenue deposits and bond proceeds.

DEBT SERVICE

The State pays debt service on all outstanding State-supported bonds. These include general obligation bonds, for which the State is constitutionally obligated to pay debt service, as well as certain bonds issued by State public authorities (e.g., Empire State Development (“ESD”), the Dormitory Authority of the State of New York (“DASNY”), and the New York State Thruway Authority, subject to an appropriation). Depending on the credit structure, debt service is financed by transfers from the General Fund, dedicated taxes and fees, and other resources, such as patient income revenues.

As of November 24, 2014, total debt service was projected at $5.6 billion in fiscal year 2015, of which approximately $1.1 billion was paid from the General Fund through transfers, and $4.6 billion from other State funds. The General Fund transfer finances debt service payments on general obligation and service contract bonds. Debt service was paid directly from other State funds, subject to appropriation, for the State’s revenue bonds, including personal income tax and Sales Tax bonds, DHBTF bonds, and mental health facilities bonds. Debt service spending estimates were unchanged from the State’s Annual Information Statement, wherein it was noted that fiscal year 2015 spending estimates assume the prepayment of $350 million of debt service that is due during fiscal year 2016.

PRIOR FISCAL YEARS

Cash-Basis Results

GENERAL FUND FISCAL YEARS 2012 THROUGH 2013

The General Fund is the principal operating fund of the State and is used to account for all financial transactions, except those required by law to be accounted for in another fund. It is the State’s largest single fund and receives most State taxes and other resources not dedicated to particular purposes. General Fund moneys are also transferred to other funds, primarily to support certain State share Medicaid payments, capital projects and debt service payments in other fund types. In some cases, the fiscal year results provided below may exclude certain timing-related transactions which have no net impact on operations.

In the cash basis of accounting, the State defines a balanced budget in the General Fund as (a) the ability to make all planned payments anticipated in the Financial Plan, including tax refunds, without the issuance of deficit bonds or notes or extraordinary cash management actions, (b) the restoration of the balances in the Tax Stabilization Reserve and Rainy Day Reserve (together, the “rainy day reserves”) to a level equal to or greater than the level at the start of the fiscal year, and (c) maintenance of other designated balances, as required by law.

Recent Trends

With State receipts slowly recovering, the State has allowed limited spending growth to meet the demand for services. In addition, rainy day reserve fund balances have been supported and maintained.

Fiscal Year 2014

The State ended fiscal year 2014 in balance on a cash basis in the General Fund, and maintained a closing balance of $2.24 billion, consisting of $1.1 billion in the Tax Stabilization Reserve, $350 million in the Rainy Day Reserve, $87 million in the Community Projects Fund, $21 million in the Contingency Reserve, $45 million reserved for potential retroactive labor settlements, $58 million that has been transferred to a fiduciary fund to account for proceeds realized from a settlement between J.P. Morgan and the State, and $543 million in an undesignated fund balance. The 2014 fiscal year’s closing balance was $625 million greater than the 2013 fiscal year’s closing balance, reflecting an increase in the level of available resources to the State.

General Fund receipts, including transfers from other funds, totaled $61.9 billion in fiscal year 2014, an increase of $3.1 billion (5.2 percent) from the prior fiscal year. Tax receipts, including the transfer of tax receipts to the General Fund after payment of debt service, were $3.2 billion (5.8 percent) higher than in the prior fiscal year, reflecting an increase in all major tax categories. Miscellaneous receipts and Federal grants were $347 million lower than the prior fiscal year, reflecting one-time receipts from settlements during fiscal year 2013. Non-tax transfers were $242 million greater than the prior fiscal year, due to the timing of certain transactions.

General Fund disbursements, including transfers to other funds, totaled $61.2 billion in fiscal year 2014, an increase of $2.3 billion (3.9 percent) from the prior fiscal year. This reflects expected growth in various local assistance programs, including education and Medicaid; increased transfers in support of capital projects and debt service payments; partly offset by reduced costs for agency operations.

Fiscal Year 2013

The State ended fiscal year 2013 in balance on a cash basis in the General Fund, and maintained a closing balance of $1.61 billion, consisting of $1.1 billion in the Tax Stabilization Reserve, $175 million in the Rainy Day Reserve, $93 million in the Community Projects Fund, $21 million in the Contingency Reserve, $77 million reserved for potential retroactive labor settlements, and $113 million in an undesignated fund balance. The 2013 fiscal year’s closing balance was $177 million less than the 2012 fiscal year’s closing balance, which largely reflects the use of designated resources to address costs associated with retroactive labor agreements.

General Fund receipts, including transfers from other funds, totaled $58.8 billion in fiscal year 2013. Total receipts during fiscal year 2013 were $1.9 billion (3.3 percent) higher than in the prior fiscal year. Total tax receipts were $1.5 billion higher than the previous fiscal year, mainly due to growth in personal income tax collections ($1.0 billion) and business tax collections ($493 million). General Fund miscellaneous receipts also increased, largely due to one-time receipts from a settlement between the Department of Financial Services and Standard Chartered Bank.

General Fund disbursements, including transfers to other funds, totaled $59.0 billion in fiscal year 2013, $2.5 billion (4.4 percent) higher than in the prior fiscal year. This reflected expected growth in various local assistance programs, including education and Medicaid, both of which were subject to an annual cap; increased personal service costs associated with retroactive labor settlements; and increased transfers in support of debt service payments.

FISCAL YEAR 2012

The State ended fiscal year 2012 in balance on a cash basis in the General Fund, and maintained a closing balance of $1.79 billion, consisting of $1.1 billion in the Tax Stabilization Reserve, $175 million in the Rainy Day Reserve, $102 million in the Community Projects Fund, $21 million in the Contingency Reserve, $283 million reserved for potential retroactive labor settlements, and $75 million in an undesignated fund balance. The 2012 fiscal year’s closing balance was $411 million greater than the 2011 fiscal year’s closing balance, which largely reflected actions to establish designated resources that could be used to address costs associated with potential retroactive labor agreements, and to build the State’s general emergency reserve fund balances. The State made a $100 million deposit to the Tax Stabilization Reserve at the close of fiscal year 2012, the first deposit to the State’s “rainy day” reserves (including the Tax Stabilization Reserve fund and the Rainy Day Reserve fund) since the fiscal year 2008.

General Fund receipts, including transfers from other funds, totaled $56.9 billion in fiscal year 2012. Total receipts during fiscal year 2012 were $2.5 billion (4.5 percent) higher than in the prior fiscal year. Total tax receipts were $3.1 billion higher than the previous fiscal year, mainly due to growth in personal income tax collections ($2.4 billion) and business tax collections ($481 million). A decrease in the level of excess balances transferred from other funds partly offset the annual increase in tax receipts.

General Fund disbursements, including transfers to other funds, totaled $56.5 billion in fiscal year 2012, $1.1 billion (2.0 percent) higher than in the prior fiscal year. Excluding the impact of a $2.1 billion school aid deferral from March 2010 to the statutory deadline of June 2010, annual spending grew by $3.2 billion. Spending growth was largely due to the phase-out of extraordinary Federal aid (including the enhanced Federal share of Medicaid, Federal American Recovery and Reinvestment Act of 2009 (“ARRA”) Stabilization funding, and the Temporary Assistance for Needy Families (“TANF”) Emergency Contingency Fund) that temporarily reduced State-share spending in fiscal year 2011. Annual General Fund spending for agency operations in fiscal year 2012 was lower than in fiscal year 2011, consistent with management expectations and continued efforts in managing the workforce and controlling costs. Annual growth in GSCs was mainly due to employee fringe benefit costs and workers’ compensation payments; the pre-payment of pension costs during the final quarter of fiscal year 2012; and lower reimbursement from non-General Funds.

State Operating Funds Fiscal Years 2012 through 2014

State Operating Funds is composed of the General Fund, State special revenue funds and debt service funds. The State Operating Funds perspective is primarily intended as a measure of State-financed spending. Similar to the General Fund, spending growth in State Operating Funds in recent years has also been limited.

Fiscal Year 2014

State Operating Funds receipts totaled $88.9 billion in fiscal year 2014, an increase of $3.9 billion over the 2013 fiscal year’s results. Disbursements totaled $90.6 billion in fiscal year 2014, an increase of $1.8 billion from the 2013 fiscal year’s results. The State ended fiscal year 2014 with a State Operating Funds cash balance of $4.8 billion. In addition to the $2.2 billion General Fund balance described above, the State’s special revenue funds had a closing balance of $2.3 billion and the debt service funds had a closing balance of $234 million. The special revenue fund balances are held in numerous funds and accounts that support a variety of programs including industry regulation, public health, and public safety. The fund balance in the debt service funds reflects the preservation of moneys needed for debt service payments to bond holders.

FISCAL YEAR 2013

State Operating Funds receipts totaled $85.1 billion in fiscal year 2013, an increase of $2.5 billion over the 2012 fiscal year’s results. Disbursements totaled $88.8 billion in fiscal year 2013, an increase of $1.7 billion from the 2012 fiscal year’s results. The State ended fiscal year 2013 with a State Operating Funds cash balance of $4.4 billion. In addition to the $1.6 billion General Fund balance described above, the State’s special revenue funds had a closing balance of $2.4 billion and the debt service funds had a closing balance of $381 million. The special revenue fund balances were held in numerous funds and accounts that supported a variety of programs including industry regulation, public health, and public safety. The fund balance in the debt service funds reflected the preservation of moneys needed for debt service payments to bond holders.

FISCAL YEAR 2012

State Operating Funds receipts totaled $82.6 billion in fiscal year 2012, an increase of $3.8 billion over the 2011 fiscal year’s results. Disbursements totaled $87.2 billion in fiscal year 2012, an increase of $2.8 billion from the 2011 fiscal year’s results. The State ended fiscal year 2012 with a State Operating Funds cash balance of $3.8 billion. In addition to the $1.8 billion General Fund balance described above, the State’s special revenue funds had a closing balance of $1.6 billion and the debt service funds had a closing balance of $428 million. The remaining special revenue fund balances were held in numerous funds and accounts that supported a variety of programs including industry regulation, public health, and public safety. The fund balance in the debt service funds reflected the preservation of moneys needed for debt service payments to bond holders.

ALL FUNDS FISCAL YEARS 2012 THROUGH 2014

The All Funds Financial Plan records the operations of the four governmental fund types: the General Fund, special revenue funds, capital projects funds, and debt service funds. It is the broadest measure of State governmental activity, and includes spending from Federal funds and capital projects funds.

Fiscal Year 2014

All Funds receipts for fiscal year 2014 totaled $137.7 billion, an increase of $4.5 billion over fiscal year 2013 results. All Funds tax receipts during fiscal year 2014 were $3.4 billion higher than receipts collected during the prior year, with 80 percent of the growth attributable to higher personal income tax collections ($2.7 billion), due largely to strength in withholding as a result of a strong bonus season in the financial sector, as well as higher extension payments due to taxpayers accelerating income into the 2012 tax year in order to avoid increased Federal rates in 2013. The overall gains in year-over-year personal income tax collections were partly offset by growth in refunds and other offsets related to tax year 2012. Other growth in tax receipts includes higher user tax collections ($484 million) associated with recurring and non-recurring taxable purchases such as auto sales, entertainment activities, and expenses for post-Sandy repair work; and higher other taxes ($375 million), which is attributable to growth in real estate transfer tax liability (particularly in New York City) and growth in estate tax receipts, both in terms of volume and average amount. Decreased business tax receipts ($205 million) were driven by lower gross collections for insurance and bank taxes due to weak 2013 liability payments. Growth in miscellaneous receipts are mainly attributable to the additional Tribal-State revenues pursuant to the recently settled compact agreements ($482 million); partly offset by lower abandoned property collections ($181 million) and the loss of Medicaid payments from Monroe County ($151 million), which entered the State’s Medicaid local cap program in February 2013, thereby eliminating the need for the State to intercept a portion of the county’s sales tax collections in lieu of payment. The remaining growth in receipts is in Federal grants ($946 million), and is generally a result of increased Federal program spending, as described in greater detail below.

All Funds disbursements for fiscal year 2014 totaled $137.5 billion, an increase of $4.4 billion over fiscal year 2013 results. More than half of the $4.4 billion annual increase in All Funds spending during fiscal year 2014 was attributable to higher Federal spending ($2.4 billion), mainly in the areas of Medicaid ($908 million), driven by typical growth factors and increased Federal spending due to the impact of the ACA that went into effect on January 1, 2014; disaster assistance ($525 million) associated with Sandy-related storm recovery activities; public assistance programs ($586 million) as a result of spendout of higher prior year grant awards and education ($520 million), where payments assumed for fiscal year 2013 were not paid until the early part of fiscal year 2014.

Growth in local assistance spending was driven mainly by budgeted spending growth in the areas of Medicaid ($363 million) and school aid ($257 million); as well as for transit operating aid costs ($419 million) based on the timing of available resources; and for higher education spending ($185 million) due to the timing of certain payments and increased support for CUNY fringe benefits. Partly offsetting the overall local spending growth was reduced annual costs associated with OPWDD-related Medicaid Payments ($835 million), reflecting the shifting of certain program costs to the DOH in order to be managed under the Global Cap, a shift which was integrated into fiscal year 2014 Enacted Budget in order to mitigate the impact of reduced Federal reimbursement rates for Medicaid eligible expenses incurred at OPWDD-operated facilities that went into effect April 1, 2013.

Agency operations spending growth reflects higher non-personal service costs ($284 million) due largely to increased spending by SUNY as a result of the expansion of services being provided at campuses and teaching hospitals; and higher fringe benefits costs ($521 million) generated by higher pension costs from a $119 million prepayment in fiscal year 2014 and a one percent increase in the State’s amortization contribution rate. The debt service annual increase ($262 million) reflects prepayment of fiscal year 2015 debt costs in fiscal year 2014 in order to generate savings. Capital projects spending increased by $211 million from the prior year, which was attributable to growth associated with economic development initiatives; initial grants awarded for the State and Municipal Facilities program; the updating of mental hygiene facilities; the ongoing development of infrastructure within the mental hygiene provider community; and spending to remediate storm-related damage.

The State ended fiscal year 2014 with an All Funds cash balance of $4.0 billion. The $4.8 billion State Operating Funds balance described above was partly offset by a negative capital project funds closing balance of roughly $629 million. The negative balance in the capital projects fund results from outstanding intra-year loans from the Short Term Investment Pool (“STIP”) used to finance capital projects costs prior to the receipt of bond proceeds.

Fiscal Year 2013

All Funds receipts for fiscal year 2013 totaled $133.2 billion, an increase of $511 million over fiscal year 2012 results. Annual growth in tax receipts and miscellaneous receipts was partly offset by a decline in Federal grants. All Funds disbursements for fiscal year 2013 totaled $133.1 billion, a decrease of $407 million over fiscal year 2012 results. The annual decline largely reflected the growth in State Operating Funds previously described, more than offset by declines in Federal Operating Funds and Capital Project Funds. The annual decrease in Federal Operating Funds spending was due to the phasing-out of approximately $2.7 billion in funding available from the Federal ARRA between fiscal year 2013 and fiscal year 2013, partially offset by nearly $1 billion in Federal disaster assistance spending in fiscal year 2013. The capital projects spending decline reflected the recent completion of economic development projects, including the SUNY College for Nanoscale and Science Engineering, Global Foundries, and the Aqueduct Video Lottery Facility.

The State ended fiscal year 2013 with an All Funds cash balance of $3.9 billion. The $4.4 billion State Operating Funds balance described above was partly offset by a negative capital project funds closing balance of roughly $485 million. The negative balance in the capital projects fund resulted from outstanding intra-year loans from STIP used to finance capital projects costs prior to the receipt of bond proceeds.

Fiscal Year 2012

All Funds receipts for fiscal year 2012 totaled $132.7 billion, a decrease of $577 million over fiscal year 2011 results. Annual growth in tax receipts and miscellaneous receipts was more than offset by a decline in Federal grants. All Funds disbursements for fiscal year 2012 totaled $133.5 billion, a decrease of $1.3 billion over fiscal year 2011 results. The annual changes largely reflected the impact of Federal ARRA aid.

The State ended fiscal year 2012 with an All Funds cash balance of $3.4 billion. The $3.8 billion State Operating Funds balance described above was partly offset by a negative capital project funds closing balance of roughly $449 million. The negative balance in the capital projects fund resulted from outstanding intra-year loans from STIP used to finance capital projects costs prior to the receipt of bond proceeds.

CAPITAL PROGRAM AND FINANCING PLAN

The DOB prepares a Multi-Year Capital Program and Financing Plan with the Executive Budget and updates it following enactment of the budget (the “Enacted Capital Plan”). The Enacted Capital Plan outlines the anticipated capital spending over a five-year period, the means by which it is to be financed, the impact on debt measures, and the anticipated debt issuances required to support the planned capital spending.

Capital Plan

As of June 11, 2014, the DOB has also formulated 10-year capital commitment and disbursement projections. The total commitment and disbursement levels over the 10-year capital planning horizon reflect, among other things, projected capacity under the State’s statutory debt limit, anticipated levels of Federal aid, and the timing of capital activity based on known needs and historical patterns. The following capital projects information relates to fiscal year 2015.

Fiscal Year 2015 Capital Projects Spending

Spending on capital projects is projected to total $9.4 billion in fiscal year 2015, which includes $928 million in “off-budget spending” directly from the proceeds of bonds issued by public authorities. Overall, capital spending in fiscal year 2015 is projected to increase by $290 million (3 percent) from fiscal year 2014.

In fiscal year 2015, transportation spending is projected to total $4.5 billion, which represents 48 percent of total capital spending, with higher education comprising the next largest share at 19 percent. Economic development and government oversight spending is represents 8 percent and spending for parks and the environment is expected to represent 7 percent. The remaining 18 percent is comprised of spending for mental hygiene, health, social welfare, public protection and all other capital programs.

Transportation spending is projected to remain flat in fiscal year 2015, as expedited high priority projects under the New York Works initiative are completed and spending on core infrastructure returns to traditional spending levels.

Parks and environment spending is expected to decrease by $155 million (-19 percent) in fiscal year 2015 reflecting lower year-to-year spending for Superstorm Sandy remediation costs, continued phasedown of general obligation bond authorizations and the completion of signature projects at parks and historic sites.

Economic development and government oversight spending is projected to increase by $197 million (38 percent). This spending reflects the continued implementation of programs created to promote regional economic development including spending for the Buffalo Billion initiative, Regional Economic Development Councils and SUNY and CUNY 2020 Challenge Grants.

Spending for health is projected to decrease by $100 million (-23 percent). The significant reduction is due to the phase out of the HEAL NY Program, offset by spending for the new Health Care Restructuring Program.

Spending for social welfare is projected to decrease by $5 million (-3 percent) due to the timing of capital disbursements.

Education spending is projected to increase by $25 million (31 percent) in fiscal year 2015, which represents continued spending for Expanding Our Children’s Education and Learning (“EXCEL”).

Higher Education spending is projected to increase by $97 million (6 percent). This is primarily due to additional investments in Senior and Community College infrastructure projects and new initiatives.

Spending increases of $129 million (46 percent) for public protection primarily reflect the State’s continued investments in preparedness; new spending for interoperable communications equipment and systems; as well as funding for a new College of Emergency Preparedness, Homeland Security and Cybersecurity.

Mental hygiene capital spending is anticipated to decrease by $7 million (-2 percent). Program spending continues to focus on rehabilitation projects at State and not-for-profit facilities and ongoing development of community residences.

General government capital spending is projected to increase by $63 million (66 percent) primarily attributable to costs associated with State technology projects and the Office of General Services’ (“OGS”) renovation of Building 5 at the Harriman State Campus in Albany.

Spending for agencies in the “All Other” category is projected to increase by $44 million (45 percent) primarily due to investments related to the State and Municipal Facilities Program.

FINANCING FISCAL YEAR 2015 CAPITAL PROJECTS SPENDING

In fiscal year 2015, the State plans to finance 57 percent of capital projects spending with long-term bonds, most of which are expected to be issued on behalf of the State through public authorities (54 percent) and the remainder of which are expected to be issued as general obligation bonds (3 percent). Authority bonds do not include debt issued by authorities backed by their own non-State resources or on behalf of private clients. Federal aid is expected to fund 18 percent of the State’s fiscal year 2015 capital spending, primarily for transportation. State cash resources are slated to finance the remaining 25 percent of capital spending. Year-to-year, total pay-as-you-go support is projected to decrease by $247 million, with State pay-as-you-go increasing by $26 million and Federal pay-as-you-go support decreasing by $323 million. Bond-financed spending is projected to increase by $536 million.

Financing Plan

New York State is one of the largest issuers of municipal debt, ranking second among the states, behind California, in the amount of debt outstanding. The State ranks fifth in the U.S. in debt per capita, behind Connecticut, Massachusetts, Hawaii, and New Jersey. As of March 31, 2014, total State-related debt outstanding totaled $55.2 billion excluding capital leases and mortgage loan commitments, equal to approximately 5.2 percent of New York personal income. The State’s debt levels are typically measured by the DOB using two categories: State-supported debt and State-related debt.

State-supported debt represents obligations of the State that are paid from traditional State resources (i.e., tax revenue) and have a budgetary impact. It includes general obligation debt, to which the full faith and credit of the State have been pledged, and lease purchase and contractual obligations of public authorities and municipalities, where the State’s legal obligation to make payments to those public authorities and municipalities is subject to and paid from annual appropriations made by the Legislature. These include the State Personal Income Tax Revenue Bond program and the State Sales Tax Revenue Bond program. Since 2002, the State has financed most of its capital program with Personal Income Tax Revenue Bonds, a revenue bond program that has reduced its cost of borrowing and created efficiencies by permitting the consolidation of bond sales. Prior to 2002, the State had primarily financed its capital spending with lower-rated lease purchase and contractual service obligations of public authorities. The State expects to transition to using only three credits—general obligation bonds, Personal Income Tax Revenue Bonds, and Sales Tax Revenue Bonds, the latter of which was authorized in the fiscal year 2014 Enacted Budget.

Legislation enacted in 2013 changed the method of paying debt service on outstanding SUNY Dormitory Facilities Lease Revenue Bonds (the “Lease Revenue Bonds”) and established a new revenue-based credit, the SUNY Dormitory Facilities Revenue Bonds (the “Facilities Revenue Bonds”) for future issuances. The legislation also provided for the assignment of the revenues derived from the use and occupancy of SUNY’s dormitory facilities (the “Dormitory Facilities Revenues”) for the payment of debt service on both the Lease Revenue Bonds and the Facilities Revenue Bonds from SUNY to DASNY. As a result, annual debt service on the outstanding Lease Revenue Bonds is no longer supported by a State appropriation, except under extraordinary circumstances (i.e., the generation of insufficient Dormitory Facilities Revenues implicating the need for SUNY payments from sources other than Dormitory Facilities Revenues for debt service on the Lease Revenue Bonds). The DOB is not aware of such an extraordinary circumstance having ever occurred in the past and does not anticipate that it would occur in the future. The DOB expects that both the outstanding Lease Revenue Bonds and the new Facilities Revenue Bonds will be payable solely from Dormitory Facilities Revenues which are the property of DASNY, not the State. Accordingly, the DOB has not included any annual debt service expense of the Lease Revenue Bonds or the Facilities Revenue Bonds in the State Financial Plan. However, since the outstanding Lease Revenue Bonds were incurred as State-supported debt, the DOB is expected to continue to count these bonds as State-supported debt for purposes of the Debt Reform Act caps.

State-related debt is a broader measure of State debt which includes all debt that is reported in the State’s Generally Accepted Accounting Principles (“GAAP”) basis financial statements, except for unamortized premiums and accumulated accretion on capital appreciation bonds. These financial statements are audited by external independent auditors and published by Office of the State Comptroller (“OSC”) on an annual basis. The debt reported in the GAAP-basis financial statements includes general obligation debt, other State-supported debt as defined in the State Finance Law, debt issued by the Tobacco Securitization Finance Corporation, certain debt of the Municipal Bond Bank Agency (“MBBA”) issued to finance prior year school aid claims and capital leases and mortgage loan commitments. In addition, State-related debt reported by the DOB includes State-guaranteed debt, moral obligation financings and certain contingent-contractual obligation financings, where debt service is paid from non-State sources in the first instance, but State appropriations are available to make payments if necessary. These numbers are not included in the State’s GAAP-basis financial statements.

The State’s debt does not encompass, and does not include, debt that is issued by, or on behalf of, local governments and secured (in whole or in part) by State local assistance aid payments. For example, certain State aid to public schools paid to school districts or New York City has been pledged by those local entities to help finance debt service for locally-sponsored and locally-determined financings. Additionally, certain of the State’s public authorities issue debt supported by non-State resources (i.e., New York State Thruway Authority (“NYSTA”) toll revenue bonds, Triborough Bridge and Tunnel Authority (“TBTA”) or MTA revenue bonds or newly authorized DASNY dormitory facilities revenue bonds) or issue debt on behalf of private clients (i.e., DASNY school district revenue bonds). This debt, however, is not treated by the DOB as either State-supported debt or State-related debt because it (i) is not issued by the State (nor on behalf of the State), and (ii) does not result in a State obligation to pay debt service. Instead, this debt is accounted for in the respective financial statements of the local governments or other entity responsible for the issuance of such debt and is similarly treated.

The issuance of general obligation debt and debt of the Local Government Assistance Corporation (“LGAC”) is undertaken by the OSC. All other State-supported and State-related debt is issued by the State’s financing authorities (known as “Authorized Issuers” in connection with the issuance of Personal Income Tax and Sales Tax Revenue Bonds) acting under the direction of the DOB. The Authorized Issuers for Personal Income Tax Revenue Bonds are NYSTA, DASNY, ESD, the Environmental Facilities Corporation (“EFC”), and the Housing Finance Agency (“HFA”) and the authorized issuers for Sales Tax Revenue Bonds are New York State Thruway Authority (“NYSTA”), DASNY, and ESD. Prior to any issuance of new State-supported debt and State-related debt, approval is required by the State Legislature, the DOB, the issuer’s board, and in certain instances, the Public Authorities Control Board (“PACB”) and the State Comptroller.

The State indicated, as of June 11, 2014, that it had never defaulted on any of its general obligation indebtedness, Personal Income Tax Revenue Bonds, Sales Tax Revenue Bonds, or its obligations under lease purchase or contractual obligation financing arrangements.

STATE-SUPPORTED DEBT OUTSTANDING

State-supported debt represents obligations of the State that are paid from traditional State resources and have a budgetary impact. It includes general obligation debt, State Personal Income Tax Revenue Bonds, Sales Tax Revenue Bonds, LGAC bonds and lease purchase and service contract obligations of public authorities and municipalities. Payment of all obligations, except for general obligation debt, is subject to annual appropriations by the State Legislature, but the State’s credits have different security features, as described in this section. The Debt Reform Act of 2000 limits the amount of new State supported debt issued since April 1, 2000. See “Financial Plan Overview—Capital Commitment Plan and Debt Reform Act Limit” for more information.

STATE PERSONAL INCOME TAX REVENUE BOND PROGRAM

Since 2002, the Personal Income Tax Revenue Bond Program has been the primary financing vehicle used to fund the State’s capital program. Legislation enacted in 2001 provided for the issuance of State Personal Income Tax Revenue Bonds by the State’s Authorized Issuers. The legislation requires 25 percent of State personal income tax receipts (excluding refunds owed to taxpayers) to be deposited into the Revenue Bond Tax Fund (“RBTF”) for purposes of making debt service payments on these bonds, with the excess amounts returned to the General Fund. The first State Personal Income Tax Revenue Bonds were issued on May 9, 2002, and since that time, all of the Authorized Issuers have issued State Personal Income Tax Revenue Bonds.

Legislation enacted in 2007 increased the amount of personal income tax receipts to be deposited into the RBTF by removing an exclusion for personal income tax amounts deposited to the STAR Fund. In the event that (a) the State Legislature fails to appropriate amounts required to make all debt service payments on the State Personal Income Tax Revenue Bonds or (b) having been appropriated and set aside pursuant to a certificate of the Director of the Budget, financing agreement payments have not been made when due on the State Personal Income Tax Revenue Bonds, the legislation requires that personal income tax receipts continue to be deposited to the RBTF until amounts on deposit in the Fund equal the greater of (i) 25 percent of annual personal income tax receipts or (ii) $6 billion. Debt service on State Personal Income Tax Revenue Bonds is subject to legislative appropriation, as part of the annual debt service bill.

As of March 31, 2014, approximately $28.8 billion of State Personal Income Tax Revenue Bonds were outstanding. The projected Personal Income Tax Revenue Bond coverage ratios, noted below, are based upon estimates of personal income tax receipts deposited into the RBTF and include projected debt issuances. Assuming average issuances of approximately $3.4 billion annually over the next four years, personal income tax coverage is expected to decline from 3.7 times in fiscal year 2015 to 3.5 times in fiscal year 2018. The projected Personal Income Tax Revenue Bond coverage ratios assume that projects previously financed through the Mental Health Revenue Bond program and the DHBTF Revenue Bond program will be issued under the Personal Income Tax Revenue Bond program. Revenues that would have been dedicated to bonds issued under the old programs are transferred to the RBTF to offset debt service costs for projects financed with Personal Income Tax Revenue bonds, but are not counted towards debt service coverage.

SALES TAX REVENUE BOND PROGRAM

Legislation included in the Fiscal Year 2014 Enacted Budget created a new Sales Tax Revenue Bond program. This new bonding program replicates certain credit features of personal income tax and LGAC revenue bonds and is expected to continue to provide the State with increased efficiencies and a lower cost of borrowing.

The legislation created the Sales Tax Revenue Bond Tax Fund, a sub-fund within the General Debt Service Fund that is to provide for the payment of these bonds. The Sales Tax Revenue Bonds are secured by dedicated revenues consisting of one cent of the State’s four cent sales and use tax. With a limited exception, upon the satisfaction of all of the obligations and liabilities of LGAC, this is to increase to 2 cents of sales and use tax receipts. Such sales tax receipts in excess of debt service requirements would be transferred to the State’s General Fund.

The Sales Tax Revenue Bond Fund has appropriation-incentive and General Fund “reach back” features comparable to personal income tax and LGAC bonds. A “lock box” feature restricts transfers back to the General Fund in the event of non-appropriation or non-payment. In addition, in the event that sales tax revenues are insufficient to pay debt service, a “reach back” mechanism requires the State Comptroller to transfer moneys from the General Fund to meet debt service requirements.

The DOB sold the first Sales Tax Revenue Bond issue on October 24, 2013 and it is anticipated that the Sales Tax Revenue Bonds are to be used interchangeably with Personal Income Tax Revenue Bonds to finance State capital needs. As of March 31, 2014, $960 million of Sales Tax Revenue Bonds were outstanding. Assuming average issuances of approximately $1.2 billion annually over the next four years, Sales Tax coverage based only upon the 1 cent pledge is expected to decline from 16.5 times in fiscal year 2014 to 6.7 times in fiscal year 2018.

Also included in the Fiscal Year 2014 Enacted Budget was legislation that authorized the use of State Sales Tax Revenue Bonds and Personal Income Tax Revenue Bonds to finance any capital purpose, including projects that were previously financed through the State’s Mental Health Facilities Improvement Revenue Bond program and the DHBTF program. This change allows the State to transition to the use of three primary credits—Personal Income Tax Revenue Bonds, Sales Tax Revenue Bonds and general obligation Bonds to finance the State’s capital needs.

GENERAL OBLIGATION FINANCINGS

With limited exceptions for emergencies, the State Constitution prohibits the State from undertaking a long-term general obligation borrowing (i.e., borrowing for more than one year) unless it is authorized in a specific amount for a single work or purpose by the Legislature. There is no constitutional limitation on the amount of long-term general obligation debt that may be so authorized and subsequently incurred by the State. However, the Debt Reform Act imposed statutory limitations on new State-supported debt issued on and after April 1, 2000. The State Constitution provides that general obligation bonds, which can be paid without an appropriation, must be paid in equal annual principal installments or installments that result in substantially level or declining debt service payments, mature within 40 years after issuance, and begin to amortize not more than one year after the issuance of such bonds. However, general obligation housing bonds must be paid within 50 years after issuance, with principal commencing no more than three years after issuance. The Debt Reform Act limits the maximum term of State-supported bonds, including general obligation bonds, to 30 years, and the State, as of June 11, 2014, had no bonds outstanding with a remaining final maturity that was more than 30 years.

General obligation debt, as of June 11, 2014, was authorized for transportation, environment and housing purposes. Transportation-related bonds are issued for State and local highway and bridge improvements, mass transportation, rail, aviation, canal, port and waterway programs and projects. Environmental bonds are issued to fund environmentally sensitive land acquisitions, air and water quality improvements, municipal non-hazardous waste landfill closures and hazardous waste site cleanup projects.

Most general obligation debt-financed spending in the Enacted Capital Plan is authorized under nine previously approved bond acts (five for transportation and four for environmental and recreational programs). The majority of projected general obligation bond-financed spending supports authorizations for the 2005 Rebuild and Renew New York Bond Act. The DOB projected that spending authorizations from the remaining bond acts would be virtually depleted by the end of the Plan. The Fiscal Year 2015 Enacted Budget includes a $2 billion Smart Schools general obligation bond act that will be brought before voters in November 2014. If approved by voters, proceeds are expected to fund enhanced education technology in schools, with eligible projects including infrastructure improvements to bring high-speed broadband to schools and communities in their school district and the purchase of classroom technology for use by students. Additionally, Smart Schools are expected to enable long-term investments in full-day pre-kindergarten through the construction of new pre-kindergarten classroom space.

As of March 31, 2014, approximately $3.2 billion of general obligation bonds were outstanding.

The State Constitution permits the State to undertake short-term general obligation borrowings without voter approval in anticipation of the receipt of (i) taxes and revenues, by issuing general obligation tax and revenue anticipation notes (“TRANs”), and (ii) proceeds from the sale of duly authorized but unissued general obligation bonds, by issuing bond anticipation notes (“BANs”). General obligation TRANs must mature within one year from their date of issuance and cannot be refunded or refinanced beyond such period. However, since 1990, the State’s ability to issue general obligation TRANs that mature in the same State fiscal year in which they were issued has been limited due to the enactment of the fiscal reform program which created LGAC. BANs may only be issued for the purposes and within the amounts for which bonds may be issued pursuant to general obligation authorizations, and must be paid from the proceeds of the sale of bonds in anticipation of which they were issued or from other sources within two years of the date of issuance or, in the case of BANs for housing purposes, within five years of the date of issuance. In order to provide flexibility within these maximum term limits, the State had previously used the BANs authorization to conduct a commercial paper program to fund disbursements eligible for general obligation bond financing.

NEW YORK LOCAL GOVERNMENT ASSISTANCE CORPORATION

In 1990, as part of a State fiscal reform program, legislation was enacted creating LGAC, a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments that had been traditionally funded through the State’s annual issuance of general obligation TRANs that mature in the same State fiscal year that they are issued (“seasonal borrowing”). The legislation also dedicated revenues equal to one cent of the State’s four cent sales and use tax to pay debt service on these bonds. As of June 1995, LGAC had issued State-supported bonds and notes to provide net proceeds of $4.7 billion, completing the program. The issuance of these long-term obligations is amortized over a period of no more than 30 years from the dates of their original issuance, with the final debt service payment on April 1, 2025. As of March 31, 2014, approximately $2.6 billion of LGAC bonds were outstanding.

The LGAC legislation eliminated seasonal borrowing except in cases where the Governor and the legislative leaders have certified the need for additional seasonal borrowing, based on emergency or extraordinary factors, or factors unanticipated at the time of adoption of the budget, and provide a schedule for eliminating it over time. Any seasonal borrowing is required by law to be eliminated by the fourth fiscal year after the limit was first exceeded (i.e., no seasonal borrowing in the fifth year). The provision limiting the State’s seasonal borrowing practices was included as a covenant with LGAC’s bondholders in the General Bond Resolution and General Subordinate Lien Bond Resolution authorizing such bonds. No restrictions were placed upon the State’s ability to issue deficit TRANs (issued in one year and maturing in the following year).

The LGAC changes, as well as other changes in revenue and spending patterns, have allowed the State to meet its cash flow needs throughout the fiscal year without relying on seasonal borrowings. However, the State has taken extraordinary measures in recent years to manage its cash flow, including payment deferrals and permitting the State to borrow from other funds of the State (i.e., non-General Fund) for a limited period.

Legislation enacted in 2003 requires LGAC to certify, in addition to its own cash needs, $170 million annually to provide an incentive for the State to seek an annual appropriation to provide local assistance payments to New York City or its assignee. In May 2004, LGAC amended its General Bond Resolution and General Subordinate Lien Bond Resolution to make clear that any failure to certify or make payments to the City or its assignee has no impact on LGAC’s own bondholders; and that if any such act or omission were to occur with respect to any bonds issued by New York City or its assignee, that act or omission would not constitute an event of default with respect to LGAC bonds. The Fiscal Year 2015 Enacted Budget includes a local assistance appropriation of $170 million from the Local Government Assistance Tax Fund to the City.

STATE-SUPPORTED LEASE-PURCHASE AND OTHER CONTRACTUAL-OBLIGATION FINANCINGS

Prior to the 2002 commencement of the State’s Personal Income Tax Revenue Bond program, public authorities or municipalities issued other lease-purchase and contractual-obligation debt. These types of debt, where debt service is payable from moneys received from the State and is subject to annual State appropriation, are not general obligations of the State.

Debt service payable to certain public authorities from State appropriations for such lease-purchase and contractual obligation financings may be paid from general resources of the State or from dedicated tax and other sources (i.e., personal income taxes, motor vehicle and motor fuel related-taxes, and patient income). Although these financing arrangements involve a contractual agreement by the State to make payments to a public authority, municipality or other entity, the State’s obligation to make such payments is expressly made subject to appropriation by the Legislature and the actual availability of money to the State for making the payments.

Legislation first enacted in fiscal year 2011, and extended through fiscal year 2017, authorizes the State to set aside moneys in reserve for debt service on general obligation, lease-purchase, and service contract bonds. Pursuant to a certificate filed by the Director of the Budget with the State Comptroller, the Comptroller is required to transfer from the General Fund such reserved amounts on a quarterly basis in advance of required debt service payment dates.

DEDICATED HIGHWAY AND BRIDGE TRUST FUND (“DHTB”) BONDS

DHBTF BONDS ARE ISSUED FOR STATE TRANSPORTATION PURPOSES AND ARE BACKED BY DEDICATED MOTOR FUEL, GAS AND OTHER TRANSPORTATION RELATED TAXES AND FEES. AS OF MARCH 31, 2014, APPROXIMATELY $6.1 BILLION OF DHBTF BONDS WERE OUTSTANDING. THE STATE IS EXPECTED TO HAVE NO PLANS TO ISSUE ADDITIONAL DHBTF BONDS.

MENTAL HEALTH FACILITIES IMPROVEMENT BONDS

Mental Health Facilities Improvement bonds were issued to support capital projects to preserve and maintain both State and community-based facilities operated and/or licensed by OMH, OPWDD, and OASAS. As of March 31, 2014, approximately $1.8 billion of Mental Health Facilities Improvement bonds were outstanding.

A major source of patient revenues for these bonds are Federal Medicaid payments for services delivered by OPWDD. Debt service coverage ratios for future years, as of June 11, 2014, were projected at approximately 7.5 times for existing Mental Health Facilities Improvements Revenue Bonds. As noted previously, the Federal Center for Medicare and Medicaid Services (“CMS”) have engaged the State regarding claims for services provided to individuals in developmental centers operated by OPWDD. In addition, to the reductions in rates that commenced on April 1, 2013, on February 8, 2013, the U.S. Department of Health & Human Services Office of the Inspector General, at the direction of the Federal CMS, began a review to determine the allowability of Medicaid costs for services provided in prior years to the Medicaid population in New York State-Operated Intermediate Care Facilities for the Developmentally Disabled (“ICF/DD”). The initial review period includes claims for services provided during the period April l, 2010 through March 31, 2011. As a result of this review, CMS may seek to recover Federal funds for any payments that it determines to be in excess of Federal requirements. The State has prospectively resolved CMS concerns regarding its payments to ICF/DDs with a state plan change effective April 1, 2013, and continues to have discussions with CMS to resolve these concerns related to the April 1, 2010 through March 31, 2011 period. Adverse action by the Federal government relative to the allowability of Medicaid costs or services in years prior to fiscal year 2014 would result in a significant loss of Federal aid. The prospective resolution of this matter resulted in a reduction in Federal aid of $1.1 billion annually. A comparable amount of Federal aid is at risk for any prior period that may be pursued by CMS. Matters of this type are sometimes resolved with a prospective solution (as already commenced by New York

State), and the State is not aware of any similar attempts by the Federal government to retroactively recover Federal aid of this magnitude that was paid pursuant to an approved State plan. The State continues to seek CMS approval to proceed with the development of a sustainable system of service funding and delivery for individuals with developmental disabilities. However, there can be no assurance that Federal action in this matter will not result in materially adverse changes to the State Financial Plan.

SUNY DORMITORY FACILITIES BONDS

Legislation enacted in 2013 changed the method of paying debt service on outstanding SUNY Dormitory Facilities Lease Revenue Bonds (the “Lease Revenue Bonds”) and established a new revenue-based financing credit, the SUNY Dormitory Facilities Revenue Bonds (the “Facilities Revenue Bonds”) to finance the SUNY residence hall program in the future. The Facilities Revenue Bonds, unlike the Lease Revenue Bonds, will not include a SUNY general obligation pledge, thereby eliminating any recourse to the State with respect to the payment of the Facilities Revenue Bonds. The legislation also provided for the assignment of the revenues derived from the use and occupancy of SUNY’s dormitory facilities (the “Dormitory Facilities Revenues”) for the payment of debt service on both the Lease Revenue Bonds and the Facilities Revenue Bonds from SUNY to DASNY. As a result, annual debt service on the outstanding Lease Revenue Bonds is no longer supported by a State appropriation, except under extraordinary circumstances (i.e., the generation of insufficient Dormitory Facilities Revenues implicating the need for SUNY payments from sources other than Dormitory Facilities Revenues for debt service on the Lease Revenue Bonds). The DOB is not aware of such an extraordinary circumstance having ever occurred in the past and does not anticipate that it would occur in the future. However, since the outstanding Lease Revenue Bonds were incurred as State-supported debt, until these are defeased or are paid off to maturity, the DOB will continue to count these bonds as outstanding State-supported debt for purposes of the Debt Reform Act caps. In recognition of the fact that debt service payments on the Lease Revenue Bonds are no longer supported by an appropriation, the debt service payments on such Lease Revenue Bonds in the approximate annual amount of $100 million is not included in State debt service payments reported in this Appendix. Annual debt service payments related to the Lease Revenue Bonds was $117 million in fiscal year 2014 and is projected to be $109 million in fiscal year 2015 and fiscal year 2016, $106 million in fiscal year 2017, and $101 million in fiscal year 2018. As of March 31, 2014, approximately $1.2 billion of Lease Revenue Bonds were outstanding.

STATE-RELATED DEBT OUTSTANDING

State-related debt is a broader measure of debt that includes State-supported debt, as discussed above, and contingent-contractual obligations, moral obligations, State-guaranteed debt and other debt.

CONTINGENT-CONTRACTUAL OBLIGATION FINANCING

Contingent-contractual debt, included in State-related debt, is debt where the State enters into a statutorily authorized contingent-contractual obligation via a service contract to pay debt service in the event there are shortfalls in revenues from other non-State resources pledged or otherwise available to pay the debt service. As with State-supported debt, except for general obligation bonds, all payments are subject to annual appropriation. The bankruptcy and deteriorating financial conditions of certain hospitals in the secured hospitals program (described below) resulted in the State paying approximately $12 million of debt service payments in fiscal year 2014.

SECURED HOSPITAL PROGRAM

Under the Secured Hospital Program, the State entered into service contracts to enable certain financially distressed not-for-profit hospitals to issue debt. The contracts obligate the State to pay debt service, subject to annual appropriations by the Legislature, on bonds issued by the New York State Medical Care Facilities Financing Agency (“MCFFA”) and by DASNY through the Secured Hospital Program. In the event there are shortfalls in revenues from other sources, which include hospital payments made under loan agreements between DASNY and the hospitals, and certain reserve funds held by the applicable trustees for the bonds, the State is liable for the debt service. As of March 31, 2014, there was approximately $351 million of bonds outstanding for this program. See “Financial Plan Overview—Risks and Uncertainties Relating to the Financial Plan—Secured Hospital Program” for more information.

TOBACCO SETTLEMENT FINANCING CORPORATION (“TSFC”)

Legislation enacted in 2003 authorized the State to securitize all of its tobacco settlement payments through the TSFC, a corporation created under the legislation that is a subsidiary of the Municipal Bond Bank Agency (“MBBA”), through an asset-backed securitization transaction. To lower costs, the legislation authorized the State to enter into contingency contracts obligating the State to pay debt service, subject to annual appropriations, on the TSFC bonds in the event that tobacco receipts and bond reserves are insufficient. To reduce the chance that the State’s contractual payments will be required in the event that tobacco receipts and bond reserves are not sufficient to pay debt service, the TSFC bonds were structured to meet or exceed all rating agency tobacco bond stress tests. The $4.2 billion of upfront payments received by the State from the securitization were used to help restore State budget balance in fiscal year 2004 ($3.8 billion) and fiscal year 2005 ($400 million).

The bonds carry a final nominal maturity of 19 years and have an expected final maturity of 13 years, based on optional redemptions (i.e., an expected final maturity in calendar year 2018). The expected final maturity may deviate due to the optional nature of the redemptions and adjustments to tobacco settlement payments due from participating manufacturers. Various manufacturers, including the original participating manufacturers, have made reduced payments annually starting in 2006 to states and territories, or deposit payments into a special disputed payments account. On September 11, 2013, an arbitration panel found that the State was “diligent” in enforcing its qualifying statute relating to the first payment that was withheld. As a result of the arbitration decision, the State received approximately $50 million in April 2014. Arbitration proceedings have not been started for the following years and no assurance can be made as to the outcome of future proceedings. As of March 31, 2014, approximately $2.1 billion of TSFC bonds were outstanding. the DOB does not anticipate that the State will be called upon to make any payment, pursuant to the contingency contract, in fiscal year 2015.

MORAL OBLIGATION FINANCINGS

Moral obligation financing generally involves the issuance of debt by a public authority to finance a revenue producing project or other activity. The debt is secured, in the first instance, by project revenues, but includes statutory provisions requiring the State, subject to appropriation by the Legislature, to make up any deficiencies which may occur in the issuer’s debt service reserve fund. As of June 11, 2014, there had never been a payment default on any moral obligation debt of any public authority. the DOB does not expect the State to increase statutory authorizations for moral obligation bond programs. From 1976 through 1987, the State was called upon to appropriate and make payments totaling $162.8 million to make up deficiencies in the debt service reserve funds of the Housing Finance Agency (“HFA”) pursuant to moral obligation provisions. In the same period, the State also expended additional funds to assist the Project Finance Agency, Urban Development Corporation (“UDC”) and other public authorities which had moral obligation debt outstanding. As of June 11, 2014, the State indicated that it had not been called upon to make any payments pursuant to any moral obligations since fiscal year 1987 and no such requirements were anticipated during fiscal year 2015.

STATE-GUARANTEED FINANCINGS

Pursuant to specific constitutional authorization, the State may also directly guarantee certain public authority obligations. Payments of debt service on State guaranteed bonds and notes are legally enforceable obligations of the State. The only current authorization provides for the State guarantee of the repayment of certain borrowings for designated projects of the New York State Job Development Authority (“JDA”). As of June 11, 2014, the State indicated that it had never been called upon to make any direct payments pursuant to any such guarantees.

Due to concerns regarding the economic viability of its programs, JDA’s loan and loan guarantee activities were suspended in 1995. JDA resumed its lending activities in 1997 under a revised set of lending programs and underwriting guidelines. In April 2004, JDA issued approximately $42 million of State-guaranteed bonds to refinance certain of its outstanding bonds and notes in order to restructure and improve JDA’s capital finances. As of March 31, 2014, JDA had approximately $12 million of bonds outstanding. the DOB does not anticipate that the State will be called upon to make any payments pursuant to the State guarantee in fiscal year 2015.

OTHER STATE FINANCINGS

Other State financings relate to the issuance of debt by a public authority, including capital leases, mortgage loan commitments and MBBA prior year school aid claims. Regarding the MBBA prior year school aid claims, the municipality assigns specified State and local assistance payments it receives to the issuer or the bond trustee to ensure that debt service payments are made. The State has no legal obligation to make any debt service payments or to continue to appropriate local assistance payments that are subject to the assignment.

Borrowing Plan

Debt issuances totaling $4.8 billion are planned to finance new capital project spending in fiscal year 2015, an increase of $946 million (25 percent) from fiscal year 2014, which increase is primarily attributable to a delay in the sale of bonds from fiscal year 2014 until fiscal year 2015. It is anticipated that the State will finance capital projects through Personal Income Tax Revenue Bonds, Sales Tax Revenue Bonds and general obligation bonds in fiscal year 2014. Personal income tax and Sales Tax issuances will include capital projects previously financed through the DHBTF Bonds credit and Mental Health Facilities Improvement Revenue Bonds credit.

The bond issuances are to finance capital commitments for transportation infrastructure ($1.3 billion), education ($1.8 billion), mental hygiene and health care facilities ($716 million), economic development ($377 million), the environment ($285 million), and State facilities and equipment ($317 million).

As of June 11, 2014, the State indicated that over the next four years, new debt issuances were projected to total $21.0 billion. New issuances are primarily for transportation infrastructure ($5.9 billion), education facilities ($8.0 billion), economic development ($2.3 billion), the environment ($1.2 billion), mental hygiene and health care facilities ($2.3 billion), and State facilities and equipment ($1.4 billion).

The State expects to finance all of its bond-financed capital needs in fiscal year 2015 through only three highly-rated programs—Personal Income Tax Revenue Bonds, Sales Tax Revenue Bonds, and general obligation bonds.

State-Related Debt Service Requirements

INTEREST RATE EXCHANGE AGREEMENTS AND NET VARIABLE RATE OBLIGATIONS

Chapter 81 of the Laws of 2002 authorized issuers of State-supported debt to issue a limited amount of variable rate debt instruments and to enter into a limited amount of interest rate exchange agreements. As of June 11, 2014, the limit on debt instruments which result in a net variable rate exposure (i.e., both variable rate debt and interest rate exchange agreements) was no more than 15 percent of total outstanding State-supported debt. Interest rate exchange agreements are also limited to a total notional amount of no more than 15 percent of total outstanding State-supported debt. The outstanding State-supported debt of $52.5 billion as of March 31, 2014 results in a cap on variable rate exposure and a cap on interest rate exchange agreements of about $8 billion each (15 percent of total outstanding State-supported debt). As discussed below, as of March 31, 2014, both the amount of outstanding variable rate debt instruments and interest rate exchange agreements were less than the authorized totals of 15 percent of total outstanding State-supported debt.

INTEREST RATE EXCHANGE AGREEMENTS

As of March 31, 2014, the State’s Authorized issuers had a notional amount of $2.0 billion in interest rate exchange agreements. Overall, the State’s swap exposure is expected to decline from 3.8 percent in fiscal year 2014 to 2.7 percent in fiscal year 2018.

As of June 11, 2014, the State’s swaps portfolio was comprised of synthetic fixed rate swaps. A synthetic fixed swap includes two separate transactions: (1) a variable rate bond is sold to bondholders, and (2) an interest rate exchange agreement between the State and a counterparty is executed. The interest rate exchange agreement results in the State paying a fixed interest rate (i.e., synthetic fixed rate) to the counterparty and the counterparty agrees to pay the State a variable rate (65 percent of the London InterBank Offered Rate (“LIBOR”) for all State swaps). The variable rate the State pays to bondholders and the variable rate the State is receiving from the counterparty off-set each other, leaving the State with the synthetic fixed rate payment. The synthetic fixed rate was less than the fixed rate the State would have paid to issue traditional fixed rate bonds at the time of issuance.

The State indicated that it had no plans to increase its swap exposure, and that it might take further actions to reduce swap exposures commensurate with variable rate restructuring efforts.

NET VARIABLE RATE OBLIGATIONS

The State’s net variable rate exposure (including a policy reserve) is projected to average 1.6 percent of outstanding debt from fiscal year 2014 through fiscal year 2018. The debt that is charged against the variable rate cap represents the State’s unhedged variable rate bonds. The variable rate bonds that are issued in connection with a swap—$2.0 billion—are not included in the variable rate cap, as discussed previously in the “Interest Rate Exchange Agreements” section.

As of June 11, 2014, the State indicated that its current policy was to count 35 percent of the notional amount of outstanding 65 percent of LIBOR fixed rate swaps in its variable rate exposure. This policy reserve accounts for the potential that tax policy or market conditions could result in significant differences between payments owed on the bonds and the amount received by the State under its 65 percent of LIBOR swaps, and that the factors affecting such payments can be consistent with variable rate exposure.

As of June 11, 2014, the State indicated that it had no plans to issue additional variable rate debt, and that it might further reduce existing variable rate exposure.

State Bond Caps and Debt Outstanding

Bond caps are legal authorizations to issue bonds to finance the State’s capital projects. The caps can authorize bond financing of capital appropriations. As the bond cap for a particular programmatic purpose is reached, subsequent legislative changes are required to raise the statutory cap to the level necessary to meet the bondable capital needs, as permitted by a single or multi-year appropriation. The aggregate bond caps have increased by $7.6 billion in fiscal year 2015.

Debt authorizations for capital programs are either approved or enacted at one time, expected to be fully issued over time, or enacted annually by the Legislature and are usually consistent with bondable capital projects appropriations. Authorization does not, however, indicate intent to sell bonds for the entire amount of those authorizations, because capital appropriations often include projects that do not materialize or are financed from other sources. The amount of bonds authorized may be increased or decreased from time to time by the Legislature. In the case of general obligation debt, increases in the authorization must be approved by the voters.

AUTHORITIES AND LOCALITIES

Public Authorities

For the purposes of this section, “authorities” refer to public benefit corporations or public authorities, created pursuant to State law, which are reported in the State’s CAFR. Authorities are not subject to the constitutional restrictions on the incurrence of debt that apply to the State itself and may issue bonds and notes within the amounts and restrictions set forth in legislative authorization. The State’s access to the public credit markets through bond issuances constituting State-supported or State- related debt issuances by certain of its authorities could be impaired and the market price of the outstanding debt issued on its behalf may be materially and adversely affected if these authorities were to default on their respective State-supported or State-related debt issuances.

The State has numerous public authorities with various responsibilities, including those which finance, construct and/or operate revenue-producing public facilities. These entities generally pay their own operating expenses and debt service costs from revenues generated by the projects they finance or operate, such as tolls charged for the use of highways, bridges or tunnels; charges for public power, electric and gas utility services; tuition and fees; rentals charged for housing units; and charges for occupancy at medical care facilities. In addition, State legislation also authorizes several financing structures, which may be utilized for the financings.

There are statutory arrangements that, under certain circumstances, authorize State local assistance payments otherwise payable to localities to be made instead to the issuing public authorities in order to secure the payment of debt service on their revenue bonds and notes. However, the State has no constitutional or statutory obligation to provide assistance to localities beyond amounts that have been appropriated therefore in any given year. Some public authorities also receive moneys from State appropriations to pay for the operating costs of certain programs.

As of December 31, 2013 (with respect to the Job Development Authority (“JDA”) as of March 31, 2014), each of the 19 authorities had outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, was approximately $175 billion, only a portion of which constitutes State-supported or State-related debt.

Localities

While the fiscal condition of New York City and other local governments in the State is reliant, in part, on State aid to balance their annual budgets and meet their cash requirements, the State is not legally responsible for their financial condition and viability. Indeed, the provision of State aid to localities, while one of the largest disbursement categories in the State budget, is not constitutionally obligated to be maintained at current levels or to be continued in future fiscal years and the State Legislature may amend or repeal statutes relating to the formulas for and the apportionment of State aid to localities.

The City of New York

The fiscal demands on the State may be affected by the fiscal condition of New York City, which relies in part on State aid to balance its budget and meet its cash requirements. It is also possible that the State’s finances may be affected by the ability of New York City, and its related issuers, to market securities successfully in the public credit markets.

Other Localities

Certain localities other than New York City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. While a relatively infrequent practice, deficit financing by local governments has become more common in recent years. Between 2004 and June 2014, the State Legislature passed 25 special acts authorizing, or amending authorizations for, bond issuances to finance local government operating deficits, most recently for Rockland County, the Cities of Long Beach, Yonkers and Lockport. When local governments are authorized to issue bonds to finance operating deficits, the local government generally is subject to certain additional fiscal oversight during the time the bonds are outstanding, including an annual budget review by OSC. In addition to deficit financing authorizations, the State has periodically enacted legislation to create oversight boards in order to address deteriorating fiscal conditions within a locality.

The Buffalo Fiscal Stability Authority had exercised Control Period powers with respect to the City of Buffalo since the City’s 2004 fiscal year, but transitioned to Advisory Period powers commencing on July 1, 2012.

In January 2011, the Nassau County Interim Finance Authority (“NIFA”) declared that it was entering a Control Period, citing the “substantial likelihood and imminence” that Nassau County would incur a major operating funds deficit of 1 percent or more during the County’s 2011 fiscal year. Nassau County challenged NIFA’s determination and authority to impose a Control Period in State Supreme Court but did not prevail. As of November 24, 2014, NIFA was exercising Control Period powers over Nassau County.

Various actions taken by NIFA or Nassau County have been the subject of Federal and State court decisions. For example, NIFA’s imposition of a wage freeze has been the subject of litigation, and the New York State Court of Appeals has held that Nassau County could not transfer the responsibility for certain tax refunds to local governments and school districts. During 2014, NIFA approved labor contracts that included wage increases for various collective bargaining units, ending NIFA’s 3-year imposition of the wage freeze.

Erie County has a Fiscal Stability Authority, the City of New York has a Financial Control Board, and the City of Troy has a Supervisory Board, all of which, as of November 24, 2014, perform certain review and advisory functions. The City of Newburgh operates under fiscal monitoring by the State Comptroller pursuant to special State legislation. The potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the State’s receipts and disbursements for the State’s fiscal year 2014 or thereafter.

The City of Yonkers no longer operates under an oversight board but must adhere to a Special Local Finance and Budget Act. The Yonkers City School District is dependent upon the City of Yonkers as it lacks separate taxing authority for school operations. In January 2014, the Yonkers Board of Education identified an improper accrual of State aid that resulted in an unanticipated shortfall in available funds for operation of the Yonkers City School District. In response, the Yonkers City School District Deficit Financing Act was enacted, which authorizes the City of Yonkers to issue debt of up to $45 million to liquidate current deficits in the school district’s general fund as of June 30, 2014. The Fiscal Year 2015 Enacted Budget also provides $28 million to the City of Yonkers and Yonkers City School District for the school year 2015, subject to an Inter-Municipal Agreement to be executed between the City of Yonkers and the Yonkers City School District and approved by the State Budget Director, to consolidate and combine various overlapping and duplicative non-academic functions under the general management and direction of the City of Yonkers. In July 2014, the City of Yonkers filed suit challenging the constitutionality of the provisions of the Yonkers City School District Deficit Financing Act that require the City Council to adjust the City’s budget consistent with recommendations made by the State Commissioner of Education and State Comptroller, contending that the legislation was enacted without a Home Rule request from the City in violation of Article IX of the State Constitution.

Legislation enacted in 2013 created the Financial Restructuring Board for Local Governments (the “Restructuring Board”). The Restructuring Board consists of ten members, including the Director of the State Budget, who is the Chair, the Attorney General, the State Comptroller, the Secretary of State and six members appointed by the Governor. The Restructuring Board, upon the request of a “fiscally eligible municipality”, is authorized to perform a number of functions including reviewing the municipality’s operations and finances, making recommendations on reforming and restructuring the municipality’s operations, proposing that the municipality agree to fiscal accountability measures, and making available certain grants and loans. As of November 24, 2014, the Restructuring Board was reviewing or had completed reviews for seven municipalities. The Restructuring Board is also authorized, upon the joint request of the fiscally eligible municipality and a public employee organization, to resolve labor impasses between municipal employers and employee organizations for police, fire and certain other employees in lieu of binding arbitration before a public arbitration panel.

In June of 2013, OSC implemented its Fiscal Stress Monitoring System (the “Monitoring System”). The Monitoring System utilizes a number of fiscal and environmental indicators with the goal of providing an early warning to local communities about stress conditions in New York’s local governments and school districts. Fiscal indicators consider measures of budgetary solvency while environmental indicators consider measures such as population, poverty, and tax base trends. Individual entities are then scored according to their performance on these indicators. An entity’s score on the fiscal components will determine whether or not it is classified in one of three levels of stress: significant, moderate or susceptible. Entities that do not meet established scoring thresholds are classified as “No Designation”.

A total of 50 local governments (10 counties, 7 cities, 17 towns, 16 villages) and 87 school districts have been placed in a stress category based on financial data for their fiscal years ending in 2013. The vast majority of entities (98 percent) are classified in the “No Designation” category.

Like the State, local governments must respond to changing political, economic and financial influences over which they have little or no control, but which can adversely affect their financial condition. For example, the State or Federal government may reduce (or, in some cases, eliminate) funding of local programs, thus requiring local governments to pay these expenditures using their own resources. Similarly, past cash flow problems for the State have resulted in delays in State aid payments to localities. In some cases, these delays have necessitated short-term borrowing at the local level.

Other factors that have had, or could have, an impact on the fiscal condition of local governments and school districts include: the loss of temporary Federal stimulus funding; recent State aid trends; constitutional and statutory limitations on the imposition by local governments and school districts of property, sales and other taxes; and for some communities, the significant upfront costs for rebuilding and clean-up in the wake of a natural disaster. Localities may also face unanticipated problems resulting from certain pending litigation, judicial decisions and long range economic trends. Other large scale potential problems, such as declining urban populations, declines in the real property tax base, increasing pension, health care and other fixed costs, or the loss of skilled manufacturing jobs may also adversely affect localities and necessitate requests for State assistance.

Ultimately, localities as well as local public authorities may suffer serious financial difficulties that could jeopardize local access to the public credit markets, which may adversely affect the marketability of notes and bonds issued by localities within the State.

LITIGATION AND ARBITRATION

General

The legal proceedings listed below involve State finances and programs and miscellaneous civil rights, real property, contract and other tort claims in which the State is a defendant and the potential monetary claims against the State are deemed to be material, generally in excess of $100 million or involving significant challenges to or impacts on the State’s financial policies or practices. As explained below, these proceedings could adversely affect the State’s finances in fiscal year 2015 or thereafter.

For the purpose of this “Litigation and Arbitration” section, the State defines “material and adverse developments” as rulings or decisions on or directly affecting the merits of a proceeding that have a significant adverse impact upon the State’s ultimate legal position, and reversals of rulings or decisions on or directly affecting the merits of a proceeding in a significant manner, whether in favor of or adverse to the State’s ultimate legal position, at all of which are above the $100 million materiality threshold described above. The State has indicated that it intends to discontinue disclosure with respect to any individual case after a final determination on the merits or upon a determination by the State that the case does not meet the materiality threshold described above.

The State is party to other claims and litigation, with respect to which its legal counsel has advised that it is not probable that the State will suffer adverse court decisions, or which the State has determined do not, considered on a case by case basis, meet the materiality threshold described in the first paragraph of this section. Although the amounts of potential losses, if any, resulting from these litigation matters are not presently determinable, it is the State’s position that any potential liability in these litigation matters is not expected to have a material and adverse effect on the State’s financial position in fiscal year 2015 or thereafter. The Basic Financial Statements for fiscal year 2014, which OSC expected to issue by July 29, 2014, is expected to report possible and probable awarded and anticipated unfavorable judgments against the State.

Adverse developments in the proceedings described below, other proceedings for which there are unanticipated, unfavorable and material judgments, or the initiation of new proceedings could affect the ability of the State to maintain a balanced Fiscal Year 2015 Financial Plan. The State believes that the Fiscal Year 2015 Enacted Budget includes sufficient reserves to offset the costs associated with the payment of judgments that may be required during fiscal year 2015. These reserves include (but are not limited to) amounts appropriated for Court of Claims payments and projected fund balances in the General Fund. In addition, any amounts ultimately required to be paid by the State may be subject to settlement or may be paid over a multi-year period. There can be no assurance, however, that adverse decisions in legal proceedings against the State would not exceed the amount of all potential Fiscal Year 2015 Enacted Budget resources available for the payment of judgments, and could therefore adversely affect the ability of the State to maintain a balanced Fiscal Year 2015 Enacted Budget.

Real Property Claims

There are several cases in which Native American tribes have asserted possessory interests in real property or sought monetary damages as a result of claims that certain transfers of property from the tribes or their predecessors-in-interest in the 18th and 19th centuries were illegal.

In Oneida Indian Nation of New York v. State of New York, 74-CV-187 (“NDNY”), the plaintiff, alleged successors-in-interest to the historic Oneida Indian Nation, sought a declaration that they hold a current possessory interest in approximately 250,000 acres of lands that the tribe sold to the State in a series of transactions that took place between 1795 and 1846, money damages, and the ejectment of the State and Madison and Oneida Counties from all publicly-held lands in the claim area. In 1998, the United States intervened in support of plaintiff.

During the pendency of this case, significant decisions were rendered by the United States Supreme Court and the Second Circuit Court of Appeals which changed the legal landscape pertaining to ancient land claims: City of Sherrill v. Oneida Indian Nation of New York, 544 U.S. 197 (2005), and Cayuga Indian Nation of New York v. Pataki, 413 F.3d 266 (2d Cir. 2005), cert. denied, 547 U.S. 1128 (2006). Taken together, these cases have made clear that the equitable doctrines of laches, acquiescence, and impossibility can bar ancient land claims.

Relying on these decisions, in Oneida Indian Nation et al. v. County of Oneida et al., 617 F.3d 114 (2d Cir. 2010), the Second Circuit Court of Appeals dismissed the Oneida land claim. On October 17, 2011, the United States Supreme Court denied plaintiffs’ petitions for certiorari to review the decision of the Second Circuit. See 132 S. Ct. 452 (2011).

On May 16, 2013, the State, Madison and Oneida Counties, and the Oneida Indian Nation signed a settlement agreement covering many issues. As pertinent here, the agreement would place a cap on the amount of land the tribe could reacquire and have taken into trust for its benefit by the United States. As of November 24, 2014, the agreement had been approved by the State Legislature, and was approved by the Federal Court on March 4, 2014.

There are two cases challenging the settlement agreement. In Matter of Town of Verona, et al. v. Cuomo, et al. (Sup. Ct., Albany Co.), the plaintiffs are citizen taxpayers, voters, and two towns. The defendants answered and moved for summary judgment which was granted in a Decision/Order/Judgment on June 27, 2014 dismissing all claims in the complaint and denying plaintiffs’ cross-motion to amend. As of September 4, 2014, the plaintiffs had filed a Notice of Appeal.

In Schulz v. New York State Executive, et al, (Sup. Ct., Albany Co.), plaintiff seeks a declaratory judgment that the New York Gaming Act, the New York Tax Free Zones Act, and the Oneida, St. Regis Mohawk and Seneca Nation settlement agreements violate various provisions of the State Constitution. In a decision, order and judgment dated April 10, 2014, the court disposed of some of the constitutional challenges to the statutes and ordered that plaintiff serve the tribes and the Counties of Madison and Oneida within thirty days. As of November 24, 2014, the counties had disputed whether they were properly served and the tribes appeared to have invoked immunity from suit such that none of those parties answered the amended complaint by June 16, 2014 as directed by the court.

In Canadian St. Regis Band of Mohawk Indians, et al. v. State of New York, et al. (“NDNY”), plaintiffs seek ejectment and monetary damages for their claim that approximately 15,000 acres in Franklin and St. Lawrence Counties were illegally transferred from their predecessors-in-interest. The defendants’ motion for judgment on the pleadings, relying on the decisions in Sherrill, Cayuga, and Oneida was granted in great part through decisions on July 8, 2013 and July 23, 2013, holding that all claims are dismissed except for claims over the area known as the Hogansburg Triangle and a right of way claim against Niagara Mohawk Power Corporation, which, as of November 24, 2014, was expected to proceed through discovery and additional motion practice.

On May 21, 2013, the State, Franklin and St. Lawrence Counties, and the tribe signed an agreement resolving a gaming exclusivity dispute, which agreement provides that the parties are to work towards a mutually agreeable resolution of the tribe’s land claim. As of November 24, 2014, the land claim had been stayed through at least December 12, 2014 to allow for settlement negotiations.

On May 28, 2014, the State, the New York Power Authority and St. Lawrence County signed a memorandum of understanding with the St. Regis Mohawk Tribe endorsing a general framework for a settlement, subject to further negotiation. The memorandum of understanding does not address all claims by all parties and will require a formal written settlement agreement. Any formal settlement agreement will also require additional local, State and Congressional approval.

In Shinnecock Indian Nation v. State of New York, et al.(“EDNY”), plaintiff seeks ejectment, monetary damages, and declaratory and injunctive relief for its claim that approximately 3,600 acres in the Town of Southampton were illegally transferred from its predecessors-in-interest. On December 5, 2006, the District Court granted defendants’ motion to dismiss, based on the Sherrill and Cayuga decisions. Plaintiff moved for reconsideration before the District Court and also appealed to the Second Circuit Court of Appeals. As of November 24, 2014, the motion for reconsideration had been withdrawn, and on October 31, 2014, plaintiff also withdrew its motion to amend the complaint. As of November 24, 2014, the Shinnecock appeal to the Second Circuit also remained stayed.

West Valley Litigation

In State of New York, et al. v. The United States of America, et al., 06-CV-810 (WDNY), the parties have sought to resolve the relative responsibilities of the State and Federal governments for the cost of remediating the Western New York Nuclear Service Center (the “Center” or “Site”), located in West Valley, Cattaraugus County, New York. The Center was established by the State in the 1960s in response to a Federal call to commercialize the reprocessing of spent nuclear fuel from power reactors. The private company that had leased the Site ceased operations in 1972, leaving behind two disposal areas and lagoons, highly contaminated buildings, and 600,000 gallons of liquid high level radioactive waste (“HLRW”) generated by reprocessing activities.

Congress enacted the West Valley Demonstration Project Act (the “Act”) in 1980, directing the Federal government to solidify the HLRW and transport it to a Federal repository, decontaminate and decommission the facilities and dispose of the low-level waste produced from the Demonstration Project. The Act directed the State to pay 10 percent of the Demonstration Project costs. However, for many years the two governments disputed what additional cleanup is needed; which cleanup activities are covered by the Act (and thus subject to the 90/10 split); who bears the long-term responsibility for maintaining, repairing or replacing and monitoring tanks or other facilities that are decommissioned in place at the Site; and who pays for the offsite disposal fee for the solidified HLRW. As of June 11, 2014, the combined Federal and State cost expenditures amounted to approximately $2.6 billion. As of June 11, 2014, the State’s expenditures at the Center were approaching $320 million.

In order to resolve these disputes, the State and the New York State Energy Research and Development Authority (“ERDA”) (which owns the Center on behalf of New York State) filed suit in December 2006, seeking a declaration: (1) that the Federal government (which sent wastes from various Federal facilities to the Center) is liable under the Comprehensive Environmental Response, Compensation and Liability Act (“CERCLA”, or “Federal Superfund law”) for the State’s cleanup costs and for damages to the State’s natural resources, and a judgment reimbursing the State for these costs and damages, (2) of the scope of the Federal government’s responsibilities under the Act to decontaminate and decommission the Site and for further Site monitoring and maintenance, and (3) that the U.S. is responsible under the Nuclear Waste Policy Act for paying the fees for disposal of solidified HLRW at the Site. After commencement of the action, the parties engaged in court-ordered mediation, as a result of which a Consent Decree was approved and entered on August 17, 2010, resolving several key claims in the litigation.

The Consent Decree identifies a specific cost share for each government for specified facilities and known areas of contamination, and sets forth a process for determining cost shares for contamination that may be identified in the future. The Consent Decree does not select or advocate the selection of any particular cleanup program for the Site-cleanup decisions are being made via the ongoing Environmental Impact Statement (“EIS”) process.

The Consent Decree also does not resolve two claims raised in the State’s lawsuit—the State’s natural resource damages claim and its Nuclear Waste Policy Act claim. The first claim, which the Federal government has agreed to toll, will be pursued by the New York State Department of Environmental Conservation (“DEC”) (as trustee of the State’s natural resources) and the Attorney General’s office. Regarding the latter claim, the State asserts that the Federal government bears sole responsibility for the cost of disposing of the 275 canisters of vitrified HLRW waste remaining at the Site at a Federal repository once one becomes available. This claim was neither settled nor dismissed and, as of June 11, 2014, remained in litigation. Pursuant to an agreed briefing schedule, the parties submitted to the Court their opening and responsive briefs for competing motions to dismiss the Nuclear Waste Policy Act claim. On November 20, 2013, the Court issued an order granting the State’s motion to dismiss this claim for lack of ripeness, and denying the United States’ motion to dismiss to the extent it sought a ruling on alternative grounds.

Metropolitan Transportation Authority

In several cases, the plaintiffs challenged the constitutionality of Chapter 25 of the Laws of 2009, which imposed certain taxes and fees, including a regional payroll tax, in that portion of the State lying within the Metropolitan Commuter Transportation District. The revenues derived from this statute are intended to assist the Metropolitan Transportation Authority, which a State commission concluded was facing substantial financial pressure. The plaintiffs sought judgments declaring that the enactment of Chapter 25 violated State constitutional provisions relating to the need for a home rule message, supermajority requirements for enactment of special or local laws, single purpose appropriation bill, and liability for the debts of public authorities. Some of the plaintiffs also sought judgments declaring that the enactment of Chapter 25 violated provisions of Public Authority Law §1266 requiring that the Metropolitan Transportation Authority be self-sustaining. Those cases include Hampton Transportation Ventures, Inc. et al. v. Silver et al. (transferred to Sup. Ct., Albany Co. as of June 11, 2014), William Floyd Union Free School District v. State (transferred to Sup. Ct., New York Co. as of June 11, 2014), Town of Brookhaven v. Silver, et al. (transferred to Sup. Ct., Albany Co. as of June 11, 2014), Town of Southampton and Town of Southold v. Silver (transferred to Sup. Ct. Albany Co. as of June 11, 2014), Town of Huntington v. Silver (transferred to Sup. Ct. Albany Co. as of June 11, 2014), Mangano v. Silver (Sup. Ct. Nassau Co. as of June 11, 2014), Town of Smithtown v. Silver (consolidated with the Mangano case in Sup. Ct. Nassau Co. as of June 11, 2014), and Vanderhoef v. Silver (transferred to Sup. Ct. Albany Co. as of June 11, 2014). Suffolk County, Westchester County, the Orange County Chamber of Commerce, and a number of additional towns and a village also joined the Mangano case as plaintiffs. All of those cases have been resolved on the merits in favor of the defendants and are concluded.

School Aid

In Maisto v. State of New York (formerly identified as Hussein v. State of New York), plaintiffs seek a judgment declaring that the State’s system of financing public education violates section 1 of article 11 of the State Constitution, on the ground that it fails to provide a sound basic education (“SBE”). In a decision and order dated July 21, 2009, Supreme Court, Albany County, denied the State’s motion to dismiss the action. On January 13, 2011, the Appellate Division, Third Department, affirmed the denial of the motion to dismiss. On May 6, 2011, the Third Department granted defendants leave to appeal to the Court of Appeals. On June 26, 2012, the Court of Appeals affirmed the denial of the State’s motion to dismiss.

Depositions have been completed. The discovery deadline was May 3, 2013. The note of issue was filed on May 13, 2013. As of November 24, 2014, a pretrial conference was scheduled for December 23, 2014. As of November 24, 2014, the trial was scheduled for January 21, 2015.

In Aristy-Farer, et al. v. The State of New York, et al. (Sup. Ct., N.Y. Co.), commenced February 6, 2013, plaintiffs seek a judgment declaring that the provisions of L. 2012, Chapter 53 and L. 2012, Chapter 57, Part A § 1, linking payment of State school aid increases for 2012-2013 school year to submission by local school districts of approvable teacher evaluation plans violates, among other provisions of the State Constitution, Article XI, § 1, because implementation of the statutes would prevent students from receiving a sound basic education. Plaintiffs moved for a preliminary injunction enjoining the defendants from taking any actions to carry out the statutes to the extent that they would reduce payment of State aid disbursements referred to as General Support for Public Schools (“GSPS”) to the City of New York pending a final determination. The State opposed this motion. By order dated February 19, 2013, the Court granted the motion for preliminary injunction. The State appealed. On May 21, 2013, the Appellate Division, First Department, denied plaintiffs motion for a stay pending appeal. As a result, plaintiffs have agreed to vacate their preliminary injunction and the State will withdraw its appeal. On April 7, 2014, Supreme Court denied the State’s motion to dismiss. As of November 24, 2014, the State had appealed.

By decision dated August 12, 2014, the Supreme Court of New York County, granted a motion to consolidate Aristy-Farer, with New Yorkers for Student Educational Rights v. New York, as discussed below.

In New York State United Teachers, et al. v. The State of New York, et al. (Sup. Ct., Albany Co.), commenced February 20, 2013, plaintiffs seek a judgment declaring that the provisions of Education Law § 2023-a, which imposes a 60 percent super-majority requirement on school districts which seek to raise their tax levies above the previous year’s levy by the lesser of 2 percent or the rate of inflation violates, among other provisions of the State Constitution, Article XI, § 1, because implementation of the statute would interfere with local control of education financing and impair the right of plaintiffs to substantially control school district finances. Plaintiffs also seek injunctive relief barring application of the statutory tax cap to local education funding. Defendants’ motion to dismiss the amended complaint was returnable December 12, 2013. After argument before Judge O’Connor, the case was reassigned to Judge Devine, who agreed to rehear argument. Arguments were delayed pending another motion by plaintiffs to amend the complaint to add a challenge to newly enacted Education Law Section 2023-b (“Tax Freeze law”). Upon Judge Devine’s appointment to the Appellate Division, the case was reassigned to Acting Supreme Court Justice Richard Platkin who shortly thereafter recused himself at the request of the plaintiff. Justice Patrick McGrath was then assigned and, as of November 24, 2014, had pending before him the defendants’ motion to dismiss the First Amended Complaint and plaintiffs’ motion to file and serve a Second Amended Complaint, which motion was opposed by the defendants. On September 23, 2014, Supreme Court Justice McGrath issued a Decision and Order which (1) granted defendants’ motion to dismiss the First Amended Complaint which challenged the constitutionality of Education Law Section 2023-a (“Tax Cap law”); and (2) granted the plaintiffs’ leave to serve a Second Amended Complaint to add a challenge to Education Law Section 2023-b (“Tax Freeze law”). As of November 24, 2014, the defendants’ response to the Second Amended Complaint was due December 1, 2014. As of November 24, 2014, another motion to dismiss was being contemplated.

In New Yorkers for Students Educational Rights v. New York, the organizational plaintiff and several individual plaintiffs commenced a new lawsuit on February 11, 2014, in Supreme Court, New York County, claiming that the State was not meeting its constitutional obligation to fund schools in New York City and throughout the State to provide students with an opportunity for a sound basic education. Plaintiffs specifically alleged that the State was not meeting its funding obligations for New York City schools under the Court of Appeals decision in Campaign for Fiscal Equity (“CFE”) v. New York, 8 N.Y.3d 14 (2006), and—repeating the allegations of Aristy-Farer—challenged legislation conditioning increased funding for New York City schools on the timely adoption of a teacher evaluation plan. With regard to other school districts throughout the State, plaintiffs alleged that the State was not providing adequate Statewide funding, had not fully implemented certain 2007 reforms to the State aid system, had imposed gap elimination adjustments decreasing State aid to school districts, and had imposed caps on State aid increases, and on local property tax increases unless approved by a supermajority. Finally, they alleged that the State had failed to provide assistance, services, accountability mechanisms, and a rational cost formula to ensure that students throughout the State had an opportunity for a sound basic education.

Plaintiffs sought a judgment declaring that the State had failed to comply with CFE, that the State has failed to comply with the command of State Constitution Article XI to provide funding for public schools across the State, and that the gap elimination adjustment and caps on State aid and local property tax increases are unconstitutional. The Plaintiffs had sought an injunction requiring the State to eliminate the gap elimination adjustments and caps on State aid and local property tax increases, to reimburse New York City for the funding that was withheld for failure to timely adopt a teacher evaluation plan, to provide greater assistance, services and accountability, to appoint an independent commission to determine the cost of providing students the opportunity for a sound basic education, and to revise State aid formulas.

On May 30, 2014, the State filed a motion to dismiss all claims. On June 24, 2014, plaintiffs moved for a preliminary injunction seeking to restrain defendants from enforcing three of the four statutory provisions challenged in the underlying action. Specifically, plaintiffs seek to enjoin defendants from enforcing: (1) the gap elimination adjustment set forth in N.Y. Education Law § 3602(17); (2) the cap on state aid increases set forth in N.Y. Education Law § 3602(1)(dd); and (3) the requirements regarding increases in local property tax levies set forth in N.Y. Education Law §§ 3602(1)(dd) & 18. On July 8, 2014, defendants moved by Order to Show Cause to change the venue of the preliminary injunction application, as well as the entire action, to Albany County, pursuant to CPLR 6311(1). By Decision and Order dated August 8, 2014, the Court granted defendants’ motion to transfer the preliminary injunction application to Albany County, but denied that part of the motion which sought to transfer the entire action.

By letter dated October 27, 2014, plaintiffs withdrew their motion for a preliminary injunction. By order dated November 17, 2014, Supreme Court, New York County, denied defendants’ motion to dismiss. By separate order dated November 17, 2014, Supreme Court, New York County also granted the motion of the City of Yonkers to intervene as a plaintiff in the proceeding. As of November 24, 2014, defendants’ deadline for filing an answer to the petition is November 28, 2014.

Medicaid Nursing Home Rate Methodology

In Kateri Residence v. Novello (Sup. Ct., New York Co.) and several other cases, the plaintiffs challenge several nursing home rate methodologies, including the “reserve bed patient day adjustment,” which regulates payments to nursing homes when long term care patients are receiving off-site care. Supreme Court, New York County, granted partial summary judgment to plaintiffs in Kateri, holding that the reserve bed patient day adjustment rate methodology was improper. The Appellate Division, First Department affirmed Supreme Court’s partial summary judgment decision on interlocutory appeal and remanded the case to Supreme Court for further proceedings. The Court of Appeals denied leave to appeal on the grounds that the decision was not final. Supreme Court directed the defendant to re- compute Medicaid rates for the plaintiff’s facilities, and that re-computation was completed in October 2013. The parties are presently conducting discovery. Plaintiffs had brought a motion, returnable March 5, 2014, to compel payment of the impacted Medicaid rates computed thus far by the Department of Health staff, resulting from application of the reserve bed day methodology. On June 3, 2014, the court granted this motion to the extent of directing payment of $6.5 million out of the $49 million sought by the plaintiffs. The State had filed both a notice of appeal and a motion to renew or reargue that motion. Plaintiffs also brought a motion to consolidate over two hundred additional Medicaid rate cases into the present case, which was returnable May 16, 2014. As of November 24, 2014, the motion had been granted and the State had filed a notice of appeal.

Sales Tax

There are several cases challenging the State’s authority to collect taxes on cigarettes sold on Indian reservations.

In Oneida Indian Nation of New York v. Paterson, et al. (and four consolidated cases), the tribal plaintiffs seek judgments declaring that Chapters 134 and 136 of the Laws of 2010, which enacted amendments to the Tax Law regarding collection of excise taxes on reservation cigarette sales to non-tribal members, violate their rights under Federal law, and enjoining the State from enforcing those laws. In four of the five cases, the District Court for the Western District of New York denied plaintiffs’ motions for preliminary injunctions but granted a stay of enforcement pending plaintiffs’ appeal. In the fifth case, the District Court for the Northern District of New York granted the plaintiff’s motion for a preliminary injunction. On May 9, 2011, the Second Circuit Court of Appeals affirmed the Western District’s orders denying the plaintiffs’ motions for preliminary injunctions, and vacated the Northern District’s order granting the motion for a preliminary injunction, vacated all stays pending appeal, and remanded the cases to the District Courts for further proceedings consistent with the Court’s opinion. The State has moved for summary judgment in the Northern and Western District cases. The plaintiffs have moved for voluntary dismissal without prejudice in these cases. The motions were taken on submission in the Northern District on November 25, 2011 and argued in the Western District on December 20, 2011. On January 9, 2012, the District Court for the Northern District of New York granted plaintiff’s motion for voluntary dismissal without prejudice and denied the State defendants’ motion for summary judgment as moot.

In July 2011, plaintiffs commenced Akwesasne Convenience Store Association et al. v. State of New York, (Sup. Ct., Erie Co.), against the State of New York and other defendants, seeking a declaration that the statutory voucher system impermissibly burdens Indian commerce and is preempted by Federal law and further seeking to enjoin the implementation, administration or enforcement of the system. The court denied plaintiffs’ request for a temporary restraining order and, by decision dated August 18, 2011, also denied plaintiffs’ subsequent motion for a preliminary injunction. Plaintiffs appealed to the Appellate Division, Fourth Department, which denied plaintiffs’ motion for a preliminary injunction pending appeal on September 14, 2011. The appeal is pending. By decision dated August 2, 2012, the Supreme Court, Erie County, granted defendants’ motion for summary judgment dismissing the complaint and denied plaintiffs’ cross motion for summary judgment. Plaintiffs appealed directly to the Court of Appeals by notice of appeal filed on October 12, 2012. On January 15, 2013, the Court of Appeals transferred the appeal to the Appellate Division, Fourth Department, on the grounds that a direct appeal to the Court of Appeals does not lie.

Insurance Department Assessments

In New York Insurance Association, Inc. v. State (Sup. Ct., Albany Co.), several insurance companies and an association of insurance companies seek a declaration that certain assessments issued against the plaintiff insurance companies by the Insurance Department pursuant to Insurance Law Section 332 violate the Insurance Law and the State and Federal Constitutions. The plaintiff insurance companies argue, among other things, that these assessments constitute an unlawful tax because they include amounts for items that are not the legitimate direct and indirect costs of the Insurance Department. Depositions have been completed. The note of issue was filed on June 3, 2013. As of November 24, 2014, the parties had moved for summary judgment and the motions were submitted on March 25, 2014. As of November 24, 2014, the plaintiffs/intervenor-plaintiffs had served a third amended complaint, which added a challenge to the 2012-13 assessments, and had supplemented summary judgment papers to address this claim.

Tobacco Master Settlement Agreement

In 1998, the attorneys general of 46 states, including New York, and several territories (collectively the “Settling States”) and the then four largest United States tobacco manufacturers (the “Original Participating Manufacturers” or “OPMs”), entered into a Master Settlement Agreement (the “MSA”) to resolve cigarette smoking-related litigation between the Settling States and the OPMs. Approximately 30 additional tobacco companies have entered into the settlement (the “Subsequent Participating Manufacturers” or “SPMs”; together they are the “Participating Manufacturers” or “PMs”). The MSA released the PMs from past and present smoking-related claims by the Settling States, and provided for a continuing release of future smoking-related claims, in exchange for certain payments to be made to the Settling States, and the imposition of certain tobacco advertising and marketing restrictions among other things.

ARBITRATION

The Participating Manufacturers have also brought a nationwide arbitration proceeding against the Settling States (excluding Montana). The MSA provides that each year, in perpetuity, the PMs pay the Settling States a base payment, subject to certain adjustments, to compensate for financial harm suffered by the Settling States due to smoking-related illness. In order to keep the base payment under the MSA, each Settling State must pass and diligently enforce a statute that requires tobacco manufacturers who are not party to the MSA (“Non- Participating Manufacturers” or “NPMs”) to deposit in escrow an amount roughly equal to the amount that PMs pay per pack sold. As of November 24, 2014, New York’s allocable share of the total base payment was approximately 12.8 percent of the total, or approximately $800 million annually.

In the arbitration proceeding commenced in 2010, the PMs asserted that the Settling States involved failed to diligently enforce their escrow statutes in 2003. The PMs sought a downward adjustment of the payment due in that year (an “NPM Adjustment”) which would serve as a credit against future payments. Any such claim for

NPM Adjustment for years prior to 2003 was settled in 2003. The PMs have raised the same claim for years 2004-2006, but, as of November 24, 2014, none of those years was yet in arbitration.

A hearing on issues common to all states took place in Chicago April 16-24, 2012. State-specific hearings commenced in May 2012, with the hearings involving Missouri and Illinois. New York’s diligent enforcement hearings took place from June 25-29, 2012. The last state-specific “diligent” enforcement hearing took place from May 21-24, 2013. The arbitration panel (“Panel”) issued its awards on September 11, 2013. New York was found to have diligently enforced its qualifying statute in 2003 and, thus, was not subject to an NPM Adjustment for 2003. Nine states, including New York, were found to be “diligent”; six states were found to have been “not diligent”.

In December 2012, during the pendency of the arbitration, the PMs and 19 states (collectively the “Signatory Parties”) agreed to a term sheet purportedly settling the NPM Adjustment disputes for 2003-2012 (3 additional states joined later). New York and 31 (later became 28) other states and territories rejected the term sheet. The Signatory Parties then sought the approval of the Panel in order to obtain an early release of MSA annual payments currently being held in a disputed payments account. The non- joining states objected to approval of the term sheet because its terms negatively impact the non-joining states. Under the MSA reallocation provision, every state is either “diligent” or “not diligent” and only “diligent” states are exempt from the NPM Adjustment. For every state found diligent, its allocable share of the NPM Adjustment is shifted to any remaining non-diligent states. The non-joining states sought to have the signatory states treated as non-diligent for purposes of allocation of the NPM Adjustment. The Panel held a status conference on January 22, 2013, and a hearing on March 7, 2013, to discuss the term sheet. On March 13, 2013, the Panel issued a Partial Stipulated Settlement Award (“Partial Award”) based on the provisions of the term sheet. In so doing, the Panel deemed the 20 states (collectively, the “Signatory States”) “diligent” for purposes of allocation of the NPM Adjustment. The Panel also established a mechanism for reallocating any NPM Adjustment among non-diligent states that alters the terms of the MSA itself. Thus, had New York been found to have been “not diligent” in its enforcement of its escrow statute in 2003, New York would have exposure not only for its share of the NPM adjustment but also for its proportionate share of the NPM Adjustment attributable to the Signatory States. As of November 24, 2014, New York, as well as several other states, had moved in its state court to vacate or modify the Partial Award notwithstanding the Panel’s finding. As of November 24, 2014, New York’s motion had been adjourned several times. The six states that were found “not diligent” were all actively pursuing motions in their state courts to vacate or modify the Partial Award as well as to vacate the Panel’s findings regarding that state’s diligence. Courts in two of the non-prevailing states, Missouri and Pennsylvania, have issued decisions vacating and/or modifying the Panel’s Partial Award to the extent that the Award unfairly harms each of those states by having the Signatory States deemed diligent for purposes of allocation of the NPM Adjustment. Each of these courts held that the Signatory States should be deemed non-diligent for purposes of allocation of the NPM Adjustment. The court in Maryland denied the State’s motion to vacate or modify the Partial Award. As of November 24, 2014, courts in the remaining states challenging the Partial Award had not ruled.

As of November 24, 2014, the PMs had indicated their intent to bring a nationwide NPM Adjustment Arbitration for sales year 2004 against New York and the other states that rejected the term sheet.

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ADDITIONAL CONSIDERATIONS

New York municipal obligations may also include obligations of the governments of Puerto Rico and other U.S. territories and their political subdivisions to the extent that these obligations are exempt from New York state personal income taxes. Accordingly, investments in such securities may be adversely affected by local political and economic conditions and developments within Puerto Rico and certain other U.S. territories affecting the issuers of such obligations.